As filed with the Securities and Exchange Commission on June 2, 2010

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS

Three Canal Plaza, Suite 600

Portland, Maine 04101

Stacey E. Hong, Principal Executive Officer

Three Canal Plaza, Suite 600

Portland, Maine 04101

207-347-2000

Date of fiscal year end: March 31

Date of reporting period: April 1, 2009 – March 31, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

ANNUAL REPORT

MARCH 31, 2010

Absolute Opportunities Fund, Absolute Strategies Fund, Absolute Funds and logo are registered service marks of Absolute Investment Advisers LLC; Absolute Investment Advisers (“AIA” and “Absolute”) and logo are registered service marks of AIA; and other marks referred to herein are the trademarks, service marks, registered trademarks or registered service marks of the respective owners thereof.

ABSOLUTE STRATEGIES FUND

A MESSAGE TO OUR SHAREHOLDERS

MARCH 31, 2010

Dear Shareholder,

We are pleased to present the annual report for the Absolute Strategies Fund (the “Fund”) for the 12 months ended March 31, 2010. Before discussing the performance of our Fund, it is important to state that the past two years have been an extraordinary period of time for global capital markets. There have been large distortions of investment cycles with significant mis-pricings of assets and risk both to the upside and the downside. As such, the performance of the Absolute Strategies Fund over these periods (2008 & 2009) will likely be viewed as outliers.

The Fund (Institutional Shares) returned 22.95% for the twelve months ended March 31, 2010, versus 49.77% for the S&P 500 Index (“S&P 500”) and 14.46% for the HFRX Global Hedge Fund Index. More importantly, the Fund’s performance was achieved without taking meaningful risks and the Fund’s overall net exposure was held to modest levels throughout the past year. From inception through March 31, the Fund’s beta was 0.27, (beta measures the Fund’s sensitivity to the S&P 500) demonstrating that Fund returns were largely independent of this market index. The annualized standard deviation of the Fund’s returns, a measure of portfolio volatility, has been 6.5% vs. 21.7% for the S&P 500 and 6.3% for the HFRX Global Hedge Fund Index.

The Fund’s allocations and performance can be viewed across multiple dimensions. Overall holdings of the Fund, aggregated across sub-adviser strategies, are diversified across a wide range of industries and asset classes. As such, it is difficult to attribute performance to any small group of securities. The Fund held over 1,200 securities, including both long and short equity, fixed income, ETFs, options, cash and financial futures hedges. As stated in the schedule of investments, the Fund’s long and short securities, excluding short term investments, were approximately $1,852 million and $690 million, respectively. Long and short equity securities totaled approximately 39% and 26% of net assets, respectively. Our largest single long stock position was in PepsiCo, Inc., which represented 1% of net assets. Convertible bonds and asset backed obligations totaled approximately 19% and 7% of net assets, respectively; these securities are utilized primarily in convertible arbitrage and distressed debt strategies. Other fixed income securities, including corporate bonds, totaled approximately 10% of net assets. Cash held by our sub-advisers was approximately 7% of net assets; additional deposits with the custodian were held primarily as collateral for options, futures, and short positions.

We currently allocate assets to twelve sub-advisers. As of March 31, 2010, we allocated approximately 95% of the Fund’s assets; the remaining 5% was held in cash for future allocations and rebalancing. Of the sub-advisers who received assets, the largest allocation to a single manager strategy was approximately 15%; the smallest was roughly 1%. While we view each manager strategy as an independent risk/return profile, the

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following chart illustrates a summary breakdown of our sub-adviser allocations by style, (each category may represent strategies used by multiple sub-advisers) for fiscal year end 2009 and 2010 respectively:

Sub-Adviser Strategy	Allocations as of March 31, 2009	Allocations as of March 31, 2010:
Distressed Debt	14%	14%
Global Macro	10%	15%
Discretionary Fixed Income	3%	2%
Opportunistic Equity	14%	13%
Long/Short Equity	18%	13%
Market-Neutral Equity	16%	17%
Convertible Arbitrage	23%	21%
Unallocated	2%	5%

For us, the only benchmark of significance is the amount of risk being taken to generate a return or expected return. As stated in prior commentaries, the Fund’s performance will vary based on risk/reward trade-offs and opportunities to exploit mis-pricings in an asymmetric manner. The portfolio is built from the bottom-up, but we think about systemic risks in the context of aggregated exposures as a result of manager allocations and positioning. This means that the Fund’s overall capital at risk will vary relative to potential expected payoffs vs. the potential for meaningful losses. In 2009, the Fund was able to generate strong risk-adjusted returns by adding exposures to our convertible arbitrage, opportunistic equity, distressed debt and global macro managers in early 2009, while reducing allocations to market neutral managers during that time. As preferred, the managers who we added were strong performance leaders over the past 12 months while laggard returns were attributable to the market neutral strategies.

Much of the re-pricing of risk has broadly occurred and opportunities have become more limited. As a result, we are now quite cautious. The Fund’s capital at risk has recently been dramatically reduced or hedged and our allocations are currently focused largely on our global macro, market neutral (including value-arbitrage), and convertible arbitrage managers. These managers may perform well in a more volatile environment. We have also recently increased our overlay hedge to mitigate the potential impact of large systemic risks while maintaining manager allocations. Currently, our net exposures are as low as they have been since inception; however, this could change if we see a re-pricing of risk in certain markets.

Why are we hedged? Simple. In our opinion, the potential for systemic risks continue to be very high, and we do not believe markets are currently pricing in the bad outcomes, only the optimistic ones; this is the opposite of a year ago when most investors were predicting Great Depression II. The past few market cycles have been highly compressed as investors appear to recognize risks only after they occur (For example: leverage and sub-prime problems were clear red flags in 2006, but investors did not react to them until the 2nd half of 2008). As such, the discounting mechanism of the markets has also become compressed as all assets go through stages of an escalator up and then an elevator back down (there are very few floors where you can get off).

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A MESSAGE TO OUR SHAREHOLDERS

MARCH 31, 2010

The easiest way to understand how investors have mis-priced risk is to think back over the past few years. In 2006-2007, investors were moderately rewarded (in the short-term) for taking large risks when everyone else was also eagerly accepting risk. This turned out to be a huge error in judgment and resulted in enormous losses. Compare this to a year ago (1st quarter 2009) when investors were highly rewarded for taking risk when nobody was accepting risk. The environment today resembles the 2007 period as it relates to momentum-fueled investing and elevated expectations. Investors now feel comfortable taking risk again because it feels safe and they likely underperformed last year. For the Fund, early 2009 felt like a great time to increase capital at risk when assets were cheap and expectations were low, not after markets rally 80% and things sound safe.

As discussed in our 4th quarter commentary (visit www.absoluteadvisers.com for past commentaries), there are many risks that we believe are not adequately priced into the current equity and credit markets. Yes, earnings have improved and the economy has stabilized, but isn’t that what an 80% re-pricing of equities takes into account? (We also wonder, if pundits believe the economy is so strong, why are rates still at 0%, and what does the economy and fiscal debt look like at rates of 5%+?) The reality is that the core global problem (too much debt), has not been addressed and may have become worse as fiscal deficits have grown. Beyond the many other secular headwinds, deleveraging continues to be the key theme and it began to make headlines in the 1st quarter starting with Greece, and could stretch throughout much of Europe and beyond. It’s important to realize that we are not dealing with problems concerning liquidity this time around. We are dealing with global problems concerning debt servicing and solvency among numerous large public and private institutions that have highly similar issues, including the UK, Japan, and the US. Unfortunately, many world leaders and bullish investors somehow believe that the correct course of action for solving a serious debt burden is to add more debt. If smart people think this is a good idea, they are likely either in denial or they are fearful of making correct choices.

It is amazing how few people believe sovereign debt is a systemic risk and completely dismiss the possibility of contagion, similar to the reaction to Bear Stearns. Historically, sovereign and domestic debt crises are quite common following a financial crisis, (Reinhart & Rogoff, “This Time is Different,” 2009). While everything may turn out ok, we speculate about what happens if it doesn’t. Can you envision Greece getting bailed out (a la Bear Stearns), soothing the markets only to delay the credit crunch until the next country comes along (a la Lehman Brothers) that cannot be bailed out? Is this not the same recipe and process that the Federal Reserve has been experimenting with over the past 12 years since the Long Term Capital Management bailout in 1998? When/how does it end and what do we do when we cannot do any more bailouts? Aren’t we already there given 0% interest rates and the government’s potential lack of meaningful political and fiscal capital? At the very least, shouldn’t equity and credit risk premiums rise?

Throwing new money at bad investments is a highly unproductive use of capital that simply dilutes future growth and curbs long-term investment. We are essentially giving more money to the worst stewards of capital at the expense of other investors and savers who could invest in productive opportunities. From the perspective of an asset allocator, or for that matter Adam Smith, this is a recipe for disaster. Eventually the providers of capital will retaliate and withdraw (historically referred to as bond market vigilantes), leading to much higher costs of capital and potential defaults. If the process to inflate and monetize debt fails, the

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MARCH 31, 2010

deflationary forces become compounded and much more dangerous than before. Additionally, we believe that continuing to delay pain and forcing excessive risk taking may potentially create a pinnacle of moral hazard that could result in far more, or extended, pain in the future than was experienced in 2008. We also recognize this process could take years, and actually the US may benefit from a flight to “relative safety” in the short term.

On the other hand, even if the economy begins to truly strengthen and labor markets improve in the short term, what will happen to asset prices in both equities and credit if the Fed simply hints at raising rates? We would argue that many investors who find equities attractive are rationalizing their decisions through the use of exceptionally low cost of equity capital being used to discount stock prices. If equity prices are highly levered to interest rates, then investors would need to adjust their “models” should risk-free rates move up. Bond prices may fare even worse in a rising interest rate environment. Additionally, could the US economy handle a 2-3% Fed Funds rate, or for that matter even a lack of stimulus? What would happen to the housing market? If one believes the economy cannot handle an increase in rates, then by definition it is not sustainable. (We are assuming the Fed doesn’t leave rates at 0% on the back of a strong economy. But, who knows, they’ve enabled bubbles before.)

Investor sentiment continues to swing vastly from fear and panic to risk-taking and euphoria. This herd-like behavior, combined with unnatural government and central bank interference in markets and economies, will likely lead to continued volatility, distortion and unusual short-term market effects. Given the many unknowns above, we are very comfortable with our current exposures and cautious positioning to protect capital, and we will not be disappointed or surprised to miss out on momentum and central bank-fueled risk-taking. In fact, that has been the trend for our Fund in the past when markets have ignored risk with short-term rallies that lacked sustainability. We will continue to be disciplined and exercise patience for accepting risk until times when others aren’t so eagerly willing to accept it and will vary our capital at risk accordingly. Given the potential for highly volatile market conditions, our exposures may change as opportunities to accept risk appear. These opportunities will be defined by the mis-pricing of risk, not by a flurry of great news headlines.

As a reminder, investors who measure performance quarter to quarter may have misaligned expectations as the Fund seeks performance over a full market cycle and is intended for long-term risk-conscious investors. Thank you for your investment in the Absolute Strategies Fund.

Sincerely,

Jay Compson

Portfolio Manager

Absolute Investment Advisers LLC

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ABSOLUTE OPPORTUNITIES FUND

A MESSAGE TO OUR SHAREHOLDERS

MARCH 31, 2010

Dear Shareholder,

We are pleased to present the annual report for the Absolute Opportunities Fund (the “Fund”) for the period ended March 31, 2010. The Fund was launched on October 21, 2008, as a compliment to the Absolute Strategies Fund. The Fund was created to capture a variety of investment opportunities and market inefficiencies. The Fund utilizes relatively few managers with highly flexible investment strategies and thus, is intended to have a more concentrated, idiosyncratic risk profile compared to the Strategies Fund. As such, the Fund may expose investors to greater risks and should be utilized by patient, long-term investors seeking diversification away from traditional investments.

The Fund returned 19.00% for the twelve months ended March 31, 2010, versus 49.77% for the S&P 500 Index (“S&P 500”) and 14.46% for the HFRX Global Hedge Fund Index. Since inception (October 21, 2008), the Fund has returned 17.45% vs. 17.97% for the S&P 500 and 5.01% for the HFRX Global Hedge Fund Index. The Fund’s exposures have been well diversified and performance has been consistent through both up and down markets. From inception through March 31, 2010, the Fund’s beta was 0.19, (beta measures the Fund’s sensitivity to the S&P 500) demonstrating that Fund returns were largely independent of this market index.

As of March 31, 2010, 1-year and since inception annualized performance for the Fund was 19.00% and 17.45%, respectively. Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The recent opportunities in the capital markets have helped produce short-term returns that are not typical and may not continue in the future. For performance current to the most recent month-end, call the Fund at 888-99-ABSOLUTE. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) for Institutional Shares is 3.82%. Excluding the effect of expenses attributable to dividends on short sales, the Fund’s total annual operating expense ratio is 3.77%. Returns include the reinvestment of dividends and capital gains. Some of the Fund’s fees were waived or expenses reimbursed; otherwise, returns would have been lower.

Much of the Fund’s gains for the past year occurred early on in the equity and credit rally from mis-pricings in previously distressed securities. Performance has been driven by special situations and key events at specific companies that were largely unrelated to market momentum. Currently, the overall portfolio is positioned with a much more conservative or hedged stance seeking to exploit future volatility in both the equity and credit markets. There are few compelling risk/reward opportunities in distressed assets and managers are careful not to stretch for yield in the credit markets. However, opportunities will likely be more plentiful over the next few years as there is an enormous amount of maturing debt that may imply increased restructuring activity and defaults.

Some managers, whose strategies utilize short selling and were not designed for the enormous market rally over past 12 months, are now quite optimistic and feel well-positioned for their specific investment discipline. These managers, who consistently utilize short positions largely waited out the move in the markets, but are

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MARCH 31, 2010

now looking to take advantage of elevated investor expectations. Their investment strategies are designed to be unique and in many cases may seek to add short exposure to specific companies that are poised for financial deterioration due to balance sheet and cash flow challenges. Specific to credit markets, the Fund has short positions targeting the compressed spreads of specific investment grade issuers that may be mis-priced fundamentally or are threatened by rising costs of capital. As such, these positions may not be specific to broad asset classes or markets. Given our comments in the Strategies Fund commentary, we are very comfortable with these positions and believe the Fund will be well positioned to capitalize on the continued uncertainty in the economy and the global capital markets.

As with the Strategies Fund, the Absolute Opportunities Fund seeks performance over a full market cycle and is intended for long-term risk-conscious investors. Thank you for your investment in our Fund.

Sincerely,

Jay Compson

Portfolio Manager

Absolute Investment Advisers LLC

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PERFORMANCE CHART AND ANALYSIS

MARCH 31, 2010

The following charts reflect the change in the value of a hypothetical $1,000,000 investment in Institutional Shares and a $250,000 investment in R Shares, including reinvested dividends and distributions, in the Absolute Strategies Fund (the “Fund”) compared with the performance of the Standard and Poor’s 500 Index (“S&P 500”), Barclays Capital U.S. Aggregate Bond Index (“Barclays Index”) and the HFRX Global Hedge Fund Index (“HFRX”), since inception. The S&P 500 is a market-value weighted index representing the performance of 500 widely held, publicly traded stocks. The Barclays Index covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. HFRX is designed to be representative of the overall composition of the hedge fund universe; it is comprised of eight strategies – convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset-weighted based on the distribution of assets in the hedge fund industry. The total return of the indices includes reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. The Fund is professionally managed while the indices are unmanaged and are not available for investment.

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PERFORMANCE CHART AND ANALYSIS

MARCH 31, 2010

Institutional and R Shares vs. S&P 500 Index and Barclays Capital U.S. Aggregate Bond Index and HFRX Global Hedge Fund Index

Average Annual Total Return as of 03/31/10	One Year	Commencement of Investment Operations 07/27/05
Absolute Strategies Fund — Institutional Shares	22.95%	3.61%
Absolute Strategies Fund — R Shares	22.28%	3.19%
S&P 500 Index	49.77%	0.93%
Barclays Capital U.S. Aggregate Bond Index	7.69%	5.36%
HFRX Global Hedge Fund Index	14.46%	0.81%

Investment Value as of 03/31/10
Absolute Strategies Fund — Institutional Shares	$1,180,589
S&P 500 Index	$1,044,081
Barclays Capital U.S. Aggregate Bond Index	$1,276,538
HFRX Global Hedge Fund Index	$1,038,536

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PERFORMANCE CHART AND ANALYSIS

MARCH 31, 2010

Investment Value as of 03/31/10
Absolute Strategies Fund — R Shares	$289,588
S&P 500 Index	$261,020
Barclays Capital U.S. Aggregate Bond Index	$319,134
HFRX Global Hedge Fund Index	$259,634

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance please call (888) 992-2765. As stated in the Fund’s prospectus, the annual operating expense ratios (gross) for Institutional Shares and R Shares are 2.32% and 2.73%, respectively. Excluding the effect of expenses attributable to dividends on short sales, the Fund’s total annual operating expense ratios would be 1.82% and 2.23% for Institutional Shares and R Shares, respectively. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

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ABSOLUTE OPPORTUNITIES FUND

PERFORMANCE CHART AND ANALYSIS

MARCH 31, 2010

The following chart reflects the change in the value of a hypothetical $1,000,000 investment in Institutional Shares, including reinvested dividends and distributions, in the Absolute Opportunities Fund (the “Fund”) compared with the performance of the Standard and Poor’s 500 Index (“S&P 500”) and the HFRX Global Hedge Fund Index (“HFRX”), since inception. The S&P 500 is a market-value weighted index representing the performance of 500 widely held, publicly traded stocks. HFRX is designed to be representative of the overall composition of the hedge fund universe; it is comprised of eight strategies – convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset-weighted based on the distribution of assets in the hedge fund industry. The total return of the indices includes reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. The Fund is professionally managed while the indices are unmanaged and are not available for investment.

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PERFORMANCE CHART AND ANALYSIS

MARCH 31, 2010

Absolute Opportunities Fund vs. S&P 500 Index and HFRX Global Hedge Fund Index

Average Annual Total Return as of 03/31/10	One Year	Commencement of Investment Operations 10/21/08
Absolute Opportunities Fund — Institutional Shares	19.00%	17.45%
S&P 500 Index	49.77%	17.97%
HFRX Global Hedge Fund Index	14.46%	5.01%

Investment Value as of 03/31/10
Absolute Opportunities Fund — Institutional Shares	$1,260,795
S&P 500 Index	$1,268,973
HFRX Global Hedge Fund Index	$1,072,938

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance please call (888) 992-2765. As stated in the Fund’s prospectus, the annual operating expense ratio (gross) is 3.82%. Excluding the effect of expenses attributable to dividends on short sales, the Fund’s total annual operating expense ratio would be 3.77%. However, the Fund’s adviser has agreed to contractually waive a portion of its fees and to reimburse expenses such that total operating expenses do not exceed 2.95% (excluding all interest, taxes, portfolio transaction expenses, dividend on short sales and extraordinary expenses), which is in effect until July 31, 2010. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

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SCHEDULE OF INVESTMENTS

MARCH 31, 2010

Shares	Security Description	Value
Long Positions - 84.4%
Equity Securities - 39.0%
Common Stock - 36.9%
Consumer Discretionary - 8.6%
32,000	Abercrombie & Fitch Co.	$1,460,480
38,800	Aeropostale, Inc. (a)(b)	1,118,604
378,000	Anhui Expressway Co., Class H (b)	258,029
28,300	AnnTaylor Stores Corp. (a)(b)	585,810
23,900	ATC Technology Corp. (a)(b)	410,124
6,400	AutoZone, Inc. (a)(b)	1,107,776
162,000	Bed Bath & Beyond, Inc. (a)(b)(c)	7,089,120
45,400	Brinker International, Inc. (a)	875,312
29,400	Career Education Corp. (a)(b)	930,216
235,480	Carmax, Inc. (a)(b)(d)	5,915,258
36,800	Choice Hotels International, Inc. (a)	1,281,008
25,000	Church & Dwight Co., Inc.	1,673,750
100,000	Cintas Corp.	2,809,000
43,000	Coach, Inc. (a)	1,699,360
75,000	Coinstar, Inc. (b)	2,437,500
500,000	Comcast Corp., Special Class A (c)	8,985,000
180,636	CVS Caremark Corp. (a)(c)	6,604,052
7,300	Deckers Outdoor Corp. (a)(b)	1,007,400
78,100	DIRECTV, Class A (a)(b)	2,640,561
35,400	Domino’s Pizza, Inc. (a)(b)	482,856
230,000	eBay, Inc. (b)	6,198,500
33,300	Ennis, Inc. (a)	541,791
109,600	Equifax, Inc. (a)	3,923,680
14,300	Equinix, Inc. (a)(b)	1,391,962
56,700	Expedia, Inc. (a)	1,415,232
38,800	Ezcorp, Inc., Class A (a)(b)	799,280
18,100	Factset Research Systems, Inc. (a)	1,327,997
75,900	Ford Motor Co. (a)(b)	954,063
29,100	Fossil, Inc. (a)(b)	1,098,234
67,800	Genpact, Ltd. (a)(b)	1,136,328
370	Google, Inc., Class A (b)	209,794
250,000	H&R Block, Inc.	4,450,000
13,000	Hewitt Associates, Inc., Class A (a)(b)	517,140
50,000	Hillenbrand, Inc.	1,099,500
34,900	HNI Corp. (a)	929,387
13,200	Hospira, Inc. (a)(b)	747,780
45,400	IAC/InterActiveCorp. (a)(b)	1,032,396
50,000	International Game Technology	922,500
25,200	International Speedway Corp., Class A (a)	649,404
52,900	inVentiv Health, Inc. (a)(b)	1,188,134
12,000	ITT Educational Services, Inc. (a)(b)	1,349,760
190,000	Jiangsu Expressway Co., Ltd., Class H (b)	179,373
12,673	Lear Corp. (b)	1,005,602
27,700	Liberty Global, Inc., Class A (a)(b)	807,732
520,000	Liberty Media Corp. — Interactive, Class A (b)	7,961,200
50,000	Liberty Media Corp. — Starz, Class A (b)	2,734,000
334,600	Lowe’s Cos., Inc. (a)(c)	8,110,704
66,000	Ltd Brands, Inc. (a)	1,624,920

Shares	Security Description	Value
25,300	Lululemon Athletica, Inc. (a)(b)	$1,049,950
60,400	Macy’s, Inc. (a)	1,314,908
18,600	MAXIMUS, Inc. (a)	1,133,298
17,000	McDonald’s Corp. (a)(c)	1,134,240
43,900	Meredith Corp. (a)	1,510,599
150,000	Mobile Mini, Inc. (b)	2,323,500
19,800	MWI Veterinary Supply, Inc. (a)(b)	799,920
24,300	Navistar International Corp. (a)(b)	1,087,668
11,200	Netflix, Inc. (a)(b)	825,888
24,500	Netgear, Inc. (a)(b)	639,450
160,000	Newell Rubbermaid, Inc.	2,432,000
4,800	Nike, Inc., Class B	352,800
65,700	PetSmart, Inc. (a)	2,099,772
11,000	Polaris Industries, Inc. (a)	562,760
34,500	Rent-A-Center, Inc. (a)(b)	815,925
195,080	Robert Half International, Inc. (a)	5,936,284
88,300	Rollins, Inc. (a)	1,914,344
99,705	Royal Caribbean Cruises, Ltd. (a)(b)(d)	3,289,268
27,100	RR Donnelley & Sons Co. (a)	578,585
28,000	Scholastic Corp. (a)	784,000
13,800	Scripps Networks Interactive, Inc., Class A (a)	612,030
16,748	Sears Holdings Corp. (b)	1,815,986
384,000	Shenzhen Expressway Co., Ltd., Class H	201,786
810,000	Sichuan Expressway Co., Ltd., Class H	479,892
49,800	Stage Stores, Inc. (a)	766,422
55,200	Staples, Inc. (a)	1,291,128
53,300	Starbucks Corp. (a)	1,293,591
6,000	Starwood Hotels & Resorts Worldwide, Inc.	279,840
2,900	Strayer Education, Inc. (a)	706,208
36,700	The Cheesecake Factory, Inc. (a)(b)	993,102
19,300	The Corporate Executive Board Co. (a)	513,187
54,400	The Finish Line, Inc., Class A (a)	887,808
36,200	The Gap, Inc. (a)	836,582
2,692	The Steak N Shake Co. (a)(b)	1,026,379
25,300	The Timberland Co., Class A (a)(b)	539,902
100,950	The Walt Disney Co. (a)(c)	3,524,164
72,200	TIBCO Software, Inc. (a)(b)	779,038
16,400	Tim Hortons, Inc. (a)	534,476
10,800	TJX Cos., Inc. (a)(b)	459,216
38,200	Toro Co. (a)	1,878,294
250,000	Total System Services, Inc.	3,915,000
42,000	Universal Technical Institute, Inc. (a)(b)	958,440
94,600	Valueclick, Inc. (a)(b)	959,244
393,000	Viacom, Inc., Class B (b)	13,511,340
36,300	WABCO Holdings, Inc. (a)(b)	1,086,096
217,385	Walgreen Co. (a)(c)	8,062,810
41,000	Wal-Mart Stores, Inc. (a)(c)	2,279,600
54,642	Warner Music Group Corp. (b)	378,123
37,600	Websense, Inc. (a)(b)	856,152
21,900	Weight Watchers International, Inc. (a)	559,107
17,900	WESCO International, Inc. (a)(b)	621,309
11,300	Williams-Sonoma, Inc.	297,077

See Notes to Financial Statements.	12	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

Shares	Security Description	Value
23,900	WMS Industries, Inc. (a)(b)	$1,002,366
17,500	WW Grainger, Inc. (a)	1,892,100
34,800	Wyndham Worldwide Corp. (a)	895,404
236,000	Zhejiang Expressway Co., Ltd., Class H	213,074

		191,169,041

Consumer Staples - 4.8%
31,800	Brown-Forman Corp., Class B (a)	1,890,510
30,600	Campbell Soup Co. (a)	1,081,710
160,000	Clorox Co.	10,262,400
55,800	ConAgra Foods, Inc. (a)	1,398,906
29,425	CSS Industries, Inc.	591,443
117,600	Cypress Bioscience, Inc. (a)(b)	576,240
47,000	Deluxe Corp. (a)	912,740
83,900	Diageo PLC, ADR (a)	5,659,055
43,200	Elizabeth Arden, Inc. (a)(b)	777,600
19,700	Hansen Natural Corp. (a)(b)	854,586
45,600	Herbalife, Ltd. (a)	2,103,072
27,000	HJ Heinz Co. (a)	1,231,470
9,400	J&J Snack Foods Corp. (a)	408,618
120,500	Johnson & Johnson (a)(c)	7,856,600
7,000	Kellogg Co. (a)	374,010
200	Kraft Foods, Inc., Class A (a)	6,048
84,300	Lancaster Colony Corp. (a)	4,970,328
80,000	McCormick & Co., Inc. (Non-voting shares)	3,068,800
340,000	PepsiCo, Inc. (c)	22,494,400
100,700	Philip Morris International, Inc. (a)	5,252,512
61,100	Prestige Brands Holdings, Inc. (a)(b)	549,900
12,500	Ralcorp Holdings, Inc. (a)(b)	847,250
150,000	SYSCO Corp.	4,425,000
281,800	The Coca-Cola Co. (c)	15,499,000
126,200	The Procter & Gamble Co. (a)(c)	7,984,674
160,000	Toyota Industries Corp., ADR (Unsponsored)	4,571,920
70,050	Viterra, Inc. (b)	661,428

		106,310,220

Energy - 2.3%
7,900	Apache Corp. (a)	801,850
5,000	Cabot Oil & Gas Corp. (a)	184,000
23,204	Canadian Natural Resources, Ltd.	1,718,024
27,128	Canadian Oil Sands Trust	813,319
26,810	Canadian Oil Sands Trust	804,657
18,627	Cenovus Energy, Inc.	488,214
66,100	Chevron Corp. (a)	5,012,363
2,945	China Petroleum & Chemical Corp., ADR	242,197
3,172	CNOOC, Ltd., ADR	523,634
33,400	Complete Production Services, Inc. (a)(b)	385,770
283,900	ConocoPhillips (a)	14,527,163
12,400	Contango Oil & Gas Co. (a)(b)	634,260
25,900	Dawson Geophysical Co. (a)(b)	757,316
75,600	El Paso Corp. (a)	819,504
18,627	EnCana Corp.	577,996

Shares	Security Description	Value
26,000	EQT Corp. (a)	$1,066,000
39,400	Exterran Holdings, Inc. (a)(b)	952,298
21,000	Exxon Mobil Corp. (a)(c)	1,406,580
21,800	FMC Technologies, Inc. (a)(b)	1,408,934
35,000	Forest Oil Corp. (a)(b)	903,700
19,400	Hess Corp.	1,213,470
7,600	Holly Corp.	212,116
51,400	Imperial Oil, Ltd. (a)	1,997,918
68,300	Key Energy Services, Inc. (a)(b)	652,265
12,100	Lufkin Industries, Inc. (a)	957,715
74,800	Marathon Oil Corp. (a)	2,366,672
27,200	Murphy Oil Corp. (a)	1,528,368
4,600	Occidental Petroleum Corp. (a)	388,884
19,100	Oceaneering International, Inc. (a)(b)	1,212,659
16,500	Oil States International, Inc. (a)(b)	748,110
96,700	Patterson-UTI Energy, Inc. (a)	1,350,899
3,683	PetroChina Co., Ltd., ADR	431,721
53,000	Pioneer Drilling Co. (a)(b)	373,120
22,400	Southwestern Energy Co. (a)(b)	912,128
42,617	Suncor Energy, Inc.	1,386,757
20,200	Ultra Petroleum Corp. (a)(b)	941,926
62,900	W&T Offshore, Inc. (a)	528,360

		51,230,867

Financial - 6.9%
9,540	ADFITECH, Inc. (b)	20,988
3,900	Affiliated Managers Group, Inc. (a)(b)	308,100
18,200	Aflac, Inc. (a)	988,078
57,000	American Express Co. (c)	2,351,820
260,000	AmeriCredit Corp. (b)	6,177,600
8,800	Ameriprise Financial, Inc. (a)	399,168
49,300	Apartment Investment & Management Co. REIT, Class A (a)	907,613
120,000	Arthur J Gallagher & Co.	2,946,000
22,300	Bancfirst Corp. (a)	934,593
86,900	Banco Latinoamericano de Comerico Exterior, Class E (a)	1,247,884
74,500	Bank of America Corp.	1,329,825
47,400	Bank of Hawaii Corp. (a)	2,130,630
32,700	Bank of the Ozarks, Inc. (a)	1,150,713
126	Berkshire Hathaway, Inc., Class A (a)(b)	15,346,837
49,790	Berkshire Hathaway, Inc., Class B (b)	4,046,433
14,300	Brookfield Asset Management, Inc., Class A (a)	363,506
17,000	Brookfield Properties Corp.	261,120
18,400	CB Richard Ellis Group, Inc., Class A (b)	291,640
34,300	Chubb Corp. (a)(c)	1,778,455
37,700	City Holding Co. (a)	1,292,733
8,652	CME Group, Inc. (a)	2,734,984
32,025	Commerce Bancshares, Inc. (a)	1,317,508
6,600	Credicorp, Ltd. (a)	581,988
23,400	Cullen/Frost Bankers, Inc. (a)	1,305,720
61,000	Dime Community Bancshares (a)	770,430
29,900	Eaton Vance Corp. (a)	1,002,846

See Notes to Financial Statements.	13	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

Shares	Security Description	Value
33,300	Erie Indemnity Co., Class A	$1,436,229
470	Fairfax Financial Holdings, Ltd.	176,269
19,300	Federated Investors, Inc., Class B (a)	509,134
28,100	Forestar Group, Inc. (a)(b)	530,528
54,930	Franklin Resources, Inc. (a)	6,091,737
101,500	Fulton Financial Corp. (a)	1,034,285
21,900	Global Payments, Inc. (a)	997,545
2,615	HDFC Bank, Ltd., ADR	364,505
49,100	Hong Kong Exchanges and Clearing, Ltd.	819,572
163,300	Hudson City Bancorp, Inc. (a)	2,312,328
35,943	Icahn Enterprises LP	1,707,293
7,140	ICICI Bank, Ltd., ADR	304,878
24,600	Infinity Property & Casualty Corp. (a)	1,117,824
20,285	IntercontinentalExchange, Inc. (a)(b)	2,275,571
75,400	International Bancshares Corp. (a)	1,733,446
50,800	Janus Capital Group, Inc. (a)	725,932
10,000	Jones Lang LaSalle, Inc. (a)	728,900
96,000	Lender Processing Services, Inc. (a)	3,624,000
30,500	Life Partners Holdings, Inc. (a)	676,185
40,200	LTC Properties, Inc. REIT (a)	1,087,812
6,005	Mastercard, Inc., Class A	1,525,270
28,300	Montpelier Re Holdings, Ltd. (a)	475,723
13,500	Moody’s Corp. (a)	401,625
64,300	National Financial Partners Corp. (a)(b)	906,630
49,900	National Health Investors, Inc. REIT (a)	1,934,124
10,275	Nationwide Health Properties, Inc. REIT (a)	361,166
36,900	NBT Bancorp, Inc. (a)	843,165
102,300	Net 1 UEPS Technologies, Inc. (a)(b)	1,881,297
35,900	NewAlliance Bancshares, Inc. (a)	453,058
7,280	Northern Trust Corp.	402,293
79,307	NYSE Euronext (a)	2,348,280
26,400	optionsXpress Holdings, Inc. (a)(b)	430,056
537,070	PrivateBancorp, Inc. (a)	7,357,859
33,400	ProAssurance Corp. (a)(b)	1,955,236
18,300	Prosperity Bancshares, Inc. (a)	750,300
7,500	PS Business Parks, Inc. REIT (a)	400,500
30,200	Realty Income Corp. REIT	926,838
200,000	Resource America, Inc., Class A	960,000
13,200	RLI Corp. (a)	752,664
70,100	S&T Bancorp, Inc. (a)	1,465,090
23,500	Safety Insurance Group, Inc. (a)	885,245
18,400	Saul Centers, Inc. REIT (a)	761,760
35,300	Selective Insurance Group (a)	585,980
131,900	Singapore Exchange, Ltd.	721,280
23,250	State Street Corp. (c)	1,049,505
50,600	T Rowe Price Group, Inc. (a)	2,779,458
47,100	Taubman Centers, Inc. REIT (a)	1,880,232
301,160	The Bancorp, Inc. (b)	2,680,324
253,777	The Bank of New York Mellon Corp. (a)(c)	7,836,634
1,170	The Goldman Sachs Group, Inc.	199,637
35,545	The NASDAQ OMX Group, Inc. (b)	750,710
22,450	The Progressive Corp.	428,570
160,400	Trustco Bank Corp. NY (a)	989,668
15,300	Trustmark Corp. (a)	373,779

Shares	Security Description	Value
35,600	UMB Financial Corp. (a)	$1,445,360
19,700	United Bankshares, Inc. (a)	516,534
44,600	Unitrin, Inc. (a)	1,251,030
57,100	Universal American Corp. (a)(b)	880,482
223,083	Urbana Corp., Non Voting Class A (b)	344,844
60,070	US Global Investors, Inc., Class A	594,092
246,000	Value Partners Group, Ltd.	190,102
24,700	Ventas, Inc. REIT (a)	1,172,756
23,950	Verisk Analytics, Inc., Class A (b)	675,390
31,586	Visa, Inc., Class A (a)	2,875,274
12,100	Waddell & Reed Financial, Inc., Class A (a)	436,084
327,500	Wells Fargo & Co. (a)(c)(d)	10,191,800
83,100	WesBanco, Inc. (a)	1,351,206
15,900	Westamerica Bancorporation (a)	916,635
15,500	Wright Express Corp. (a)(b)	466,860

		152,003,590

Healthcare - 3.9%
76,600	Alkermes, Inc. (a)(b)	993,502
51,300	Allscripts-Misys Healthcare Solutions, Inc. (a)(b)	1,003,428
35,300	AMERIGROUP Corp. (a)(b)	1,173,372
39,100	AmerisourceBergen Corp. (a)	1,130,772
17,700	Amgen, Inc. (a)(b)	1,057,752
74,800	Amsurg Corp. (a)(b)	1,614,932
24,450	Baxter International, Inc. (c)	1,422,990
60,800	Beckman Coulter, Inc. (a)	3,818,240
43,600	Becton Dickinson and Co.	3,432,628
11,500	Biogen Idec, Inc. (a)(b)	659,640
9,200	Bio-Rad Laboratories, Inc., Class A (a)(b)	952,384
425,000	Boston Scientific Corp. (b)	3,068,500
15,000	Cerner Corp. (a)(b)	1,275,900
16,800	Charles River Laboratories International, Inc. (a)(b)	660,408
20,000	Covance, Inc. (b)	1,227,800
30,000	Covidien PLC	1,508,400
51,000	CR Bard, Inc.	4,417,620
29,000	Dendreon Corp. (a)(b)	1,057,630
241,000	Exelixis, Inc. (a)(b)	1,462,870
12,700	Express Scripts, Inc. (a)(b)	1,292,352
15,700	Forest Laboratories, Inc. (a)(b)	492,352
32,000	Gentiva Health Services, Inc. (a)(b)	904,960
35,575	Gilead Sciences, Inc. (a)(b)	1,617,951
44,400	Healthspring, Inc. (a)(b)	781,440
21,589	Henry Schein, Inc. (a)(b)	1,271,592
67,100	Hill-Rom Holdings, Inc. (a)	1,825,791
39,200	Hologic, Inc. (a)(b)	726,768
43,000	IDEXX Laboratories, Inc. (a)(b)	2,474,650
21,800	Invacare Corp.	578,572
24,000	Kinetic Concepts, Inc. (a)(b)	1,147,440
20,300	Life Technologies Corp. (a)(b)	1,061,081
12,300	Lincare Holdings, Inc. (a)(b)	552,024
20,800	Magellan Health Services, Inc. (a)(b)	904,384

See Notes to Financial Statements.	14	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

Shares	Security Description	Value
9,825	Medco Health Solutions, Inc. (a)(b)	$634,302
10,000	Medtronic, Inc. (a)(c)	450,300
12,940	Mindray Medical International, Ltd., ADR	471,275
12,600	Orthofix International NV (a)(b)	458,388
35,000	Perrigo Co.	2,055,200
560,000	Pfizer, Inc. (c)	9,604,000
89,965	Quest Diagnostics, Inc. (a)(c)	5,244,060
77,100	Quidel Corp. (a)(b)	1,121,034
143,250	Shandong Weigao Group Medical Polymer Co., Ltd., Class H	597,778
137,000	St Jude Medical, Inc. (a)(b)(c)	5,623,850
16,800	Stryker Corp. (a)	961,296
13,700	Techne Corp. (a)	872,553
14,400	Teleflex, Inc.	922,608
102,700	The Medicines Co. (a)(b)	805,168
115,950	UnitedHealth Group, Inc. (a)	3,788,086
51,700	Valeant Pharmaceuticals International (a)(b)	2,218,447
36,800	WellPoint, Inc. (a)(b)	2,369,184
15,300	Zimmer Holdings, Inc. (a)(b)	905,760

		86,673,414

Industrial - 3.8%
32,600	3M Co. (a)	2,724,382
14,500	Actuant Corp., Class A	283,475
46,600	Aptargroup, Inc. (a)	1,833,710
17,400	Avnet, Inc. (a)(b)	522,000
8,700	BE Aerospace, Inc. (a)(b)	264,915
1,356,000	Beijing Capital International Airport Co., Ltd., Class H	810,360
11,200	Canadian National Railway Co. (a)	678,608
23,700	Carlisle Cos., Inc. (a)	902,970
273,682	Cemex SAB de CV, ADR (a)(b)	2,794,293
11,400	CH Robinson Worldwide, Inc. (a)	636,690
10,000	CNH Global NV (a)(b)	307,500
44,800	Continental Airlines, Inc., Class B (a)(b)	984,256
21,545	CSX Corp.	1,096,640
15,300	Deere & Co. (a)	909,738
18,700	Dolby Laboratories, Inc., Class A (a)(b)	1,097,129
25,500	Drew Industries, Inc. (a)(b)	561,510
2,400	Flowserve Corp.	264,648
23,400	Frontline, Ltd. (a)	716,742
12,600	Gardner Denver, Inc. (a)	554,904
12,900	Garmin, Ltd. (a)	496,392
44,900	Gentex Corp. (a)	871,958
13,400	Goodrich Corp. (a)	944,968
81,800	Graco, Inc. (a)	2,617,600
27,500	Graham Corp. (a)	494,725
20,100	Greif, Inc., Class A (a)	1,103,892
8,549	Guangshen Railway Co., Ltd., ADR	171,322
15,600	Harsco Corp. (a)	498,264
19,500	Illinois Tool Works, Inc. (a)	923,520

Shares	Security Description	Value
36,000	JB Hunt Transport Services, Inc. (a)	$1,291,680
347	Kansas City Southern (a)(b)	12,551
55,600	Knightsbridge Tankers, Ltd.	941,864
16,700	L-3 Communications Holdings, Inc. (a)	1,530,221
47,700	Landstar System, Inc. (a)	2,002,446
22,800	Layne Christensen Co. (a)(b)	608,988
11,600	Lennox International, Inc. (a)	514,112
11,300	Lincoln Electric Holdings, Inc. (a)	613,929
107,800	Lockheed Martin Corp. (a)	8,971,116
64,000	Methode Electronics, Inc. (a)	633,600
48,500	Nalco Holding Co. (a)	1,180,005
45,600	Nordson Corp. (a)	3,097,152
15,240	Norfolk Southern Corp.	851,764
29,200	Northrop Grumman Corp. (a)	1,914,644
1,900	Precision Castparts Corp.	240,749
38,900	Quanex Building Products Corp. (a)	643,017
18,651	Quanta Services, Inc. (b)	357,353
31,200	Raytheon Co. (a)	1,782,144
15,800	Rockwell Collins, Inc. (a)	988,922
32,200	Rogers Corp. (b)	934,122
29,800	Sonoco Products Co. (a)	917,542
14,300	SPX Corp. (a)	948,376
10,700	Terex Corp. (a)(b)	242,997
104,950	The Boeing Co. (a)(c)(d)	7,620,420
110,000	The Brink’s Co.	3,105,300
12,000	Thomas & Betts Corp. (a)(b)	470,880
617,000	Tianjin Port Development Holdings, Ltd. (b)	185,158
25,000	Towers Watson & Co., Class A	1,187,500
12,000	TYCO International, Ltd. (a)	459,000
14,521	Union Pacific Corp.	1,064,389
74,850	United Parcel Service, Inc., Class B (a)	4,821,089
8,300	United Technologies Corp. (a)	610,963
165,540	USG Corp. (a)(b)	2,840,666
14,200	Valmont Industries, Inc. (a)	1,176,186
37,900	Waste Connections, Inc. (a)(b)	1,287,084
71,900	Zebra Technologies Corp., Class A (a)(b)	2,128,240

		84,243,280

Information Technology - 3.2%
120,500	Accenture PLC, Class A (a)	5,054,975
38,900	ACI Worldwide, Inc. (a)(b)	801,729
32,800	Adobe Systems, Inc. (a)(b)	1,160,136
21,800	Advent Software, Inc. (a)(b)	975,550
18,300	Alliance Data Systems Corp. (a)(b)	1,171,017
41,600	Altera Corp. (a)	1,011,296
13,500	ANSYS, Inc. (a)(b)	582,390
228,420	Automatic Data Processing, Inc. (a)	10,157,837
69,270	Broadridge Financial Solutions, Inc. (a)	1,480,992
53,300	CGI Group, Inc., Class A (a)(b)	794,703
26,900	Check Point Software Technologies (b)	943,114
6,000	Citrix Systems, Inc. (b)	284,820
96,750	Computershare, Ltd.	1,111,559
15,400	Cree, Inc. (a)(b)	1,081,388

See Notes to Financial Statements.	15	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

Shares	Security Description	Value
120,000	Dell, Inc. (b)	$1,801,200
10,640	DST Systems, Inc.	441,028
11,700	Dun & Bradstreet Corp. (a)	870,714
65,100	Earthlink, Inc. (a)	555,954
103,600	Epicor Software Corp. (a)(b)	990,416
48,100	Fiserv, Inc. (a)(b)	2,441,556
8,058	Hewlett-Packard Co. (a)	428,282
185,400	Integrated Device Technology, Inc. (a)(b)	1,136,502
31,500	Intel Corp. (a)	701,190
3,391	International Business Machines Corp. (a)(c)	434,896
62,100	Intersil Corp., Class A (a)	916,596
60,000	Jack Henry & Associates, Inc.	1,443,600
36,800	Logitech International SA (a)(b)	601,312
16,000	Manhattan Associates, Inc. (a)(b)	407,680
82,400	Micrel, Inc. (a)	878,384
31,800	MICROS Systems, Inc. (a)(b)	1,045,584
349,825	Microsoft Corp. (a)	10,239,378
51,400	MKS Instruments, Inc. (a)(b)	1,006,926
23,547	MSCI, Inc., Class A (b)	850,047
83,800	NVIDIA Corp. (a)(b)	1,456,444
21,675	Oracle Corp. (a)	556,831
14,500	Progress Software Corp. (a)(b)	455,735
39,700	Red Hat, Inc. (a)(b)	1,162,019
10,400	Research In Motion, Ltd. (a)(b)	769,080
7,800	Riverbed Technology, Inc. (a)(b)	221,520
5,600	Salesforce.com, Inc. (a)(b)	416,920
41,460	Scientific Learning Corp. (a)(b)	199,008
51,000	Seagate Technology (a)(b)	931,260
120,100	SEI Investments Co. (a)	2,638,597
6,900	Solera Holdings, Inc.	266,685
34,400	SRA International, Inc., Class A (a)(b)	715,176
72,500	Symantec Corp. (a)(b)	1,226,700
23,400	Teradata Corp. (a)(b)	676,026
39,900	Texas Instruments, Inc. (a)	976,353
5,400	Varian Semiconductor Equipment Associates, Inc. (b)	178,848
25,300	VMWare, Inc., Class A (a)(b)	1,348,490
24,900	Western Digital Corp. (a)(b)	970,851
46,700	Xilinx, Inc. (a)	1,190,850

		70,160,144

Materials - 1.2%
32,800	A Schulman, Inc. (a)	802,616
49,262	Anglo American PLC, ADR (Unsponsored) (b)	1,066,030
14,285	BHP Billiton, Ltd., ADR	1,147,371
11,100	Carpenter Technology Corp. (a)	406,260
35,000	Compass Minerals International, Inc.	2,808,050
29,285	Franco-Nevada Corp.	785,720
10,734	Freeport-McMoRan Copper & Gold, Inc.	896,718
42,000	H.B. Fuller Co. (a)	974,820
85,500	International Flavors & Fragrances, Inc. (a)	4,075,785

Shares	Security Description	Value
13,300	Kaiser Aluminum Corp. (a)	$512,981
33,400	Minerals Technologies, Inc. (a)	1,731,456
17,300	Nucor Corp. (a)	785,074
7,260	Potash Corp. of Saskatchewan, Inc.	866,481
25,700	Potlatch Corp. (a)	900,528
15,300	PPG Industries, Inc. (a)	1,000,620
4,001	Rio Tinto PLC, ADR	947,157
15,500	Schnitzer Steel Industries, Inc., Class A (a)	814,215
17,900	Sigma-Aldrich Corp. (a)	960,514
67,300	Southern Copper Corp. (a)	2,131,391
4,600	The Mosaic Co.	279,542
19,000	The Sherwin-Williams Co. (a)	1,285,920
29,700	Valspar Corp. (a)	875,556

		26,054,805

Telecommunication Services - 1.5%
20,400	Amdocs, Ltd. (a)(b)	614,244
27,700	American Tower Corp., Class A (a)(b)	1,180,297
21,800	BCE, Inc. (a)	639,830
13,900	Harris Corp. (a)	660,111
21,100	NeuStar, Inc., Class A (a)(b)	531,720
1,430,000	News Corp., Class A	20,606,300
14,000	Plantronics, Inc. (a)	437,920
22,300	United States Cellular Corp. (a)(b)	922,774
258,000	Vodafone Group PLC, ADR (a)	6,008,820

		31,602,016

Utilities - 0.7%
19,100	Alliant Energy Corp. (a)	635,266
70,380	Calpine Corp. (b)	836,818
27,400	DPL, Inc. (a)	745,006
121,250	Dynegy, Inc., Class A (b)	152,775
39,500	Edison International (a)	1,349,715
70,600	El Paso Electric Co. (a)(b)	1,454,360
41,100	Energen Corp. (a)	1,912,383
19,100	Entergy Corp. (a)	1,553,785
10,000	Exelon Corp.	438,100
35,900	IDACORP, Inc.	1,242,858
21,700	ITC Holdings Corp. (a)	1,193,500
55,095	Mirant Corp. (a)(b)	598,332
8,245	NRG Energy, Inc. (b)	172,320
40,000	PPL Corp. (a)	1,108,400
60,000	Public Service Enterprise Group, Inc. (a)	1,771,200
26,839	RRI Energy, Inc. (b)	99,036

		15,263,854

Total Common Stock (Cost $686,314,034)		814,711,231

See Notes to Financial Statements.	16	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

Shares	Security Description	Rate	Value
Preferred Stock - 2.1%
Consumer Discretionary - 0.8%
7,819	Callaway Golf Co., Series B (a)(e)	7.50%	$1,086,841
1,564	Callaway Golf Co., Series B (a)	7.50	217,396
62,787	Ford Motor Co. Capital Trust II (a)	6.50	2,931,368
323	Interpublic Group of Cos., Inc. (a)(e)	5.25	263,326
11,377	Interpublic Group of Cos., Inc., Series B (a)	5.25	10,125,530
62,259	Retail Ventures, Inc. (a)	6.63	2,732,547

			17,357,008

Consumer Staples - 0.0%
2,514	Bunge, Ltd. (a)	5.13	1,561,194

Energy - 0.3%
14,345	ATP Oil & Gas Corp. (a)(e)	8.00	1,576,157
34,618	Goodrich Petroleum Corp., Series B (a)	5.38	1,152,779
2,754	SandRidge Energy, Inc. (a)	8.50	326,983
15,709	Whiting Petroleum Corp. (a)	6.25	3,109,125

			6,165,044

Financial - 0.7%
87,199	2009 Dole Food Automatic Common Exchange Security Trust (a)(e)	7.00	1,073,638
118,122	Alexandria Real Estate Equities, Inc. REIT, Series D (a)	7.00	2,702,041
65,428	AMG Capital Trust II (a)	5.15	2,314,515
1,745	Bank of America Corp. (a)	7.25	1,706,174
29,070	Hartford Financial Services Group, Inc. (a)	7.25	769,192
49,398	SLM Corp., Series A	6.97	1,894,907
5,485	SLM Corp., Series B (a)	7.25	3,668,423
1,375	Wells Fargo & Co., Series L	7.50	1,343,375

			15,472,265

Healthcare - 0.2%
70	Healthsouth Corp. (a)(e)	6.50	60,480
2,528	Healthsouth Corp., Series A	6.50	2,184,192
6,475	Inverness Medical Innovations, Inc., Series B (a)	3.00	1,712,638
29,522	Omnicare Capital Trust II, Series B (a)	4.00	1,225,163

			5,182,473

Industrial - 0.1%
1,607	Kansas City Southern (a)	5.13	2,062,413

Total Preferred Stock (Cost $37,102,587)			47,800,397

Total Equity Securities (Cost $723,416,621)			862,511,628

Principal	Security Description	Rate	Maturity	Value
Fixed Income Securities - 35.7%
Asset Backed Obligations - 7.2%
$4,095,000	ACE Securities Corp., Series 2006-HE1 A2D (f)	0.55%	02/25/36	$1,688,036
148,522	Adjustable Rate Mortgage Trust, Series 2005-12 2A1 (a)(f)	5.58	03/25/36	99,016
126,572	Adjustable Rate Mortgage Trust, Series 2006-1 3A3 (a)(f)	5.79	03/25/36	89,041
1,392,660	Aerco, Ltd., Series 2A A3 (e)(f)	0.69	07/15/25	821,669
228,465	Alliance Bancorp Trust, Series 2007-OA1 A1 (f)	0.49	07/25/37	110,922
1,015,000	American Airlines Pass Through Trust, Series 2001-02 (a)	7.86	10/01/11	1,027,688
620,695	American Airlines Pass Through Trust, Series 2009-1A	10.38	07/02/19	716,903
990,000	American Home Mortgage Assets, Series 2007-4 A2 (f)	0.44	08/25/37	635,240
1,055,000	Argent Securities, Inc., Series 2005-W5 A2D (f)	0.57	01/25/36	465,396
390,000	Asset Backed Funding Certificates, Series 2006-HE1 M2 (f)	0.53	01/25/37	467
1,875,000	Asset Backed Funding Certificates, Series 2007-NC1 M2 (e)(f)	1.50	05/25/37	69,512
1,500,000	Asset Backed Funding Certificates, Series 2007-WMC1 A2B (f)	1.25	06/25/37	651,258
1,200,000	Astoria Depositor Corp. (e)	8.14	05/01/21	1,170,750

See Notes to Financial Statements.	17	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

Principal	Security Description	Rate	Maturity	Value
$382,282	Banc of America Alternative Loan Trust, Series 2005-8 2CB1 (a)	6.00%	09/25/35	$284,542
114,542	Banc of America Funding Corp., Series 2006-E 2A1 (a)(f)	5.76	06/20/36	74,760
423,067	Banc of America Funding Corp., Series 2006-F 1A1 (a)(f)	5.13	07/20/36	361,445
295,380	Banc of America Funding Corp., Series 2006-H 6A1 (f)	0.43	10/20/36	155,346
620,024	Banc of America Funding Corp., Series 2007-8 2A1	7.00	10/25/37	421,841
225,757	Banc of America Funding Corp., Series 2007-E 4A1 (f)	5.71	07/20/47	146,757
110,000	Bayview Financial Acquisition Trust, Series 2005-D AF3 (a)(f)	5.50	12/28/35	92,106
357,624	Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-5 1A1 (a)(f)	5.80	08/25/47	223,265
1,297,432	Bear Stearns Alt-A Trust, Series 2005-4 21A1 (f)	3.21	05/25/35	871,539
285,987	Bear Stearns Alt-A Trust, Series 2005-8 11A1 (a)(f)	0.52	10/25/35	162,817
198,160	Bear Stearns Alt-A Trust, Series 2006-1 22A1 (f)	5.13	02/25/36	113,685
282,460	Bear Stearns Alt-A Trust, Series 2006-2 23A1 (a)(f)	5.63	03/25/36	129,833
2,850,013	Bear Stearns Asset Backed Securities Trust, Series 2006-SD4 3A1 (f)	1.44	10/25/36	1,156,184
1,500,000	BNC Mortgage Loan Trust, Series 2007-3 A3 (f)	0.38	07/25/37	793,003
528,999	BNC Mortgage Loan Trust, Series 2007-4 A3A (f)	0.50	11/25/37	484,891

Principal	Security Description	Rate	Maturity	Value
$1,300,000	Centex Home Equity Loan Trust, Series 2006-A AV4 (f)	0.50%	06/25/36	$673,405
806,009	Centex Home Equity, Series 2005-C AF6 (g)	4.64	06/25/35	777,823
125,000	Chase Mortgage Finance Corp., Series 2005-A1 2A3 (a)(f)	5.23	12/25/35	98,676
633,550	Chaseflex Trust, Series 2007-1 2A9 (a)	6.00	02/25/37	422,918
1,200,000	Citicorp Residential Mortgage Securities, Inc., Series 2006-2 A5 (g)	6.04	09/25/36	985,171
1,400,000	Citicorp Residential Mortgage Securities, Inc., Series 2007-1 A5 (g)	6.05	03/25/37	1,242,294
75,000	Citigroup Commerical Mortgage Trust, Series 2007-C6 A4 (a)(f)	5.70	12/10/49	74,824
1,462	Citigroup Mortgage Loan Trust, Inc., Series 2005-WF1 A2 (a)(f)	4.49	11/25/34	1,394
1,300,000	Citigroup Mortgage Loan Trust, Inc., Series 2007-AHL3 A3B (f)	0.42	07/25/45	529,647
415,000	Citigroup Mortgage Loan Trust, Inc., Series 2007-AMC2 M1 (f)	0.52	01/25/37	2,771
195,000	Citigroup Mortgage Loan Trust, Inc., Series 2007-AMC2 M2 (f)	0.54	01/25/37	816
65,464	Citigroup Mortgage Loan Trust, Inc., Series 2007-AMC4 A2A (a)(f)	0.31	05/25/37	57,670
1,010,296	Citigroup Mortgage Loan Trust, Inc., Series 2007-AR8 2A1A (f)	5.85	07/25/37	744,279

See Notes to Financial Statements.	18	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

Principal	Security Description	Rate	Maturity	Value
$3,110,000	Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH1 A4 (f)	0.45%	01/25/37	$1,299,376
1,397,000	Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH2 A3 (f)	0.43	03/25/37	608,576
1,250,000	Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH2 M1 (f)	0.65	03/25/37	73,375
925,000	Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH3 A2 (f)	0.41	06/25/37	578,194
1,000,000	Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH3 M2 (f)	0.52	06/25/37	17,676
1,000,000	Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH4 A2B (f)	1.30	07/25/37	488,525
285,000	Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH4 A2C (a)(f)	1.55	07/25/37	116,470
1,205,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4 A4 (a)	5.32	12/11/49	1,168,599
160,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5 A4 (a)(f)	5.89	11/15/44	160,281
227,576	Citimortgage Alternative Loan Trust, Series 2006-A7 1A12	6.00	12/25/36	163,578
88,303	Citimortgage Alternative Loan Trust, Series 2007-A4 1A6 (a)	5.75	04/25/37	66,174
1,250,000	Conseco Finance, Series 2002-C BF1 (f)	8.00	06/15/32	1,066,980
100,000	Continental Airlines, Inc., Series 2007-1 A	5.98	04/19/22	98,250

Principal	Security Description	Rate	Maturity	Value
$832,818	Continental Airlines, Inc., Series 2009-1	9.00%	07/08/16	$907,772
1,072,424	Coso Geothermal Power Holdings (e)	7.00	07/15/26	1,017,383
84,564	Countrywide Alternative Loan Trust, Series 2004-J10 4CB1	6.50	10/25/34	72,403
285,227	Countrywide Alternative Loan Trust, Series 2005-43 4A1 (f)	5.60	10/25/35	202,726
108,068	Countrywide Alternative Loan Trust, Series 2005-50CB 1A1 (a)	5.50	11/25/35	78,004
434,767	Countrywide Alternative Loan Trust, Series 2006-36T2 1A1 (a)(f)	0.57	12/25/36	210,352
78,077	Countrywide Alternative Loan Trust, Series 2006-7CB 3A1 (a)	5.25	05/25/21	54,189
2,240,083	Countrywide Alternative Loan Trust, Series 2006-OA10 1A1 (f)	1.36	08/25/46	1,176,219
4,810,711	Countrywide Alternative Loan Trust, Series 2006-OA22 A1 (f)	0.41	02/25/47	2,579,167
520,748	Countrywide Alternative Loan Trust, Series 2007-16CB 4A7	6.00	08/25/37	358,239
416,344	Countrywide Alternative Loan Trust, Series 2007-19 1A34	6.00	08/25/37	283,129
762,235	Countrywide Alternative Loan Trust, Series 2007-OH1 A1A (f)	0.34	04/25/47	648,990
1,740,000	Countrywide Asset-Backed Certificates, Series 2007-10 2A2 (f)	0.37	06/25/47	1,220,483
674,061	Countrywide Asset-Backed Certificates, Series 2007-13 2A1 (f)	1.15	10/25/47	451,860

See Notes to Financial Statements.	19	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

Principal	Security Description	Rate	Maturity	Value
$1,027,000	Countrywide Asset-Backed Certificates, Series 2007-7 2A2 (f)	0.41%	10/25/47	$827,174
101,130	Countrywide Asset-Backed Certificates, Series 2007-9 2A1 (a)(f)	0.31	06/25/47	92,275
1,835,183	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-HYB5 3A1 (f)	3.48	04/20/35	1,296,572
1,067,499	Countrywide Home Loan Mortgage Pass Through Trust, Series 2007-HY3 2A1 (a)(f)	5.49	06/25/47	760,797
534,427	Countrywide Home Loan Mortgage Pass Through Trust, Series 2007-HY3 4A1 (a)(f)	5.93	06/25/47	437,382
145,802	Countrywide Home Loan Mortgage Pass Through Trust, Series 2007-HY5 1A1 (a)(f)	5.85	09/25/47	107,450
661,559	Countrywide Home Loan Mortgage Pass Through Trust, Series 2007-HYB2 3A1 (a)(f)	5.27	02/25/47	392,612
1,455,000	Credit - Based Asset Servicing and Securitization, LLC, Series 2006-CB4 AV3 (f)	0.40	05/25/36	782,009
1,600,000	Credit - Based Asset Servicing and Securitization, LLC, Series 2006-CB8 A2B (f)	0.36	10/25/36	1,311,696
1,600,000	Credit - Based Asset Servicing and Securitization, LLC, Series 2006-CB8 M2 (f)	0.55	10/25/36	10,683
564,000	Credit - Based Asset Servicing and Securitization, LLC, Series 2006-CB9 A2 (f)	0.36	11/25/36	220,305

Principal	Security Description	Rate	Maturity	Value
$845,000	Credit - Based Asset Servicing and Securitization, LLC, Series 2006-CB9 A4 (f)	0.48%	11/25/36	$297,846
1,563,000	Credit - Based Asset Servicing and Securitization, LLC, Series 2007-CB4 M1 (f)	0.57	04/25/37	16,574
1,500,000	Credit - Based Asset Servicing and Securitization, LLC, Series 2007-CB5 A3 (f)	0.50	04/25/37	592,721
31,276	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR24 2A4 (f)	3.05	10/25/33	26,127
1,312,183	Credit Suisse Mortgage Capital Certificates, Series 2006-6 2A1 (a)(f)	0.85	07/25/36	566,541
324,030	Credit Suisse Mortgage Capital Certificates, Series 2006-8 3A1 (a)	6.00	10/25/21	240,812
1,930,000	Credit Suisse Mortgage Capital Certificates, Series 2006-C5 A3 (a)	5.31	12/15/39	1,825,259
200,000	CS First Boston Mortgage Securities Corp., Series 2005-C5 A3 (a)(f)	5.10	08/15/38	208,499
1,300,000	CW Capital Cobalt, Ltd., Series 2006-C1 A4	5.22	08/15/48	1,243,426
550,000	Delta Air Lines, Inc., Series 2000-A2	7.57	11/18/10	566,500
359,571	Deutsche ALT-A Securities Inc Alternate Loan Trust, Series 2006-AB2 A5B (g)	6.09	06/25/36	199,557
1,447,199	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2007-AR1 A4 (f)	0.41	01/25/47	480,354

See Notes to Financial Statements.	20	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

Principal	Security Description	Rate	Maturity	Value
$2,174,555	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2007-OA2 A1 (f)	1.02%	04/25/47	$1,221,992
325,968	Dynegy Roseton/Danskammer Pass Through Trust, Series A (a)	7.27	11/08/10	327,190
995,000	Dynegy Roseton/Danskammer Pass Through Trust, Series B (a)	7.67	11/08/16	967,021
4,500,000	Ellington Loan Acquisition Trust, Series 2007-2 A2C (e)(f)	1.35	05/25/37	2,229,663
1,200,000	Equifirst Loan Securitization Trust, Series 2007-1 A2B (f)	0.44	04/25/37	611,883
77,935	Equity One ABS, Inc., Series 2002-4 M1 (a)(f)	5.22	02/25/33	56,967
2,800,000	First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF11 2A3 (f)	0.40	08/25/36	1,239,349
2,500,000	First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF18 M1 (a)(f)	0.48	12/25/37	8,756
930,000	First Franklin Mortgage Loan Asset Backed Certificates, Series 2007-FF1 A2C (f)	0.39	01/25/38	414,406
1,326,451	First Horizon Alternative Mortgage Securities, Series 2005-AA3 2A1 (f)	2.64	05/25/35	923,567
804,689	First Horizon Alternative Mortgage Securities, Series 2006-AA2 2A1 (a)(f)	6.08	05/25/36	411,223

Principal	Security Description	Rate	Maturity	Value
$721,222	First Horizon Alternative Mortgage Securities, Series 2006-FA8 1A1	6.25%	02/25/37	$510,465
217,922	First Horizon Alternative Mortgage Securities, Series 2006-FA8 1A8 (a)(f)	0.62	02/25/37	107,564
1,130,000	First Horizon Mortgage Pass-Through Trust, Series 2005-AR6 2A1B (a)(f)	5.53	01/25/36	766,483
351,204	FPL Energy National Wind Portfolio, LLC (a)(e)	6.13	03/25/19	338,479
272,435	FPL Energy Wind Funding, LLC (a)(e)	6.88	06/27/17	266,305
200,000	GE Capital Commercial Mortgage Corp., Series 2006-C1 A3 (a)(f)	5.33	03/10/44	209,724
370,989	Green Tree Home Improvement Loan Trust, Series 1997-D HEB1	7.41	09/15/28	365,581
1,305,000	Greenwich Capital Commercial Funding Corp., Series 2006-GG7 A4 (f)	5.89	07/10/38	1,332,525
180,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG9 A4 (a)	5.44	03/10/39	175,375
1,015,346	GSAA Home Equity Trust, Series 2005-12 AF3 (f)	5.07	09/25/35	827,151
1,630,000	GSAA Home Equity Trust, Series 2005-7 AF3 (f)	4.75	05/25/35	1,291,228
1,500,000	GSAA Home Equity Trust, Series 2006-9 A4A (f)	0.49	06/25/36	660,250
2,503,163	GSAA Home Equity Trust, Series 2007-3 1A1B (f)	0.35	03/25/47	199,278
1,650,000	GSAA Home Equity Trust, Series 2007-5 2A3A (f)	0.57	04/25/47	837,870

See Notes to Financial Statements.	21	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

Principal	Security Description	Rate	Maturity	Value
$568,346	GSR Mortgage Loan Trust, Series 2004-14 3A2 (f)	3.51%	12/25/34	$379,131
1,525,000	GSR Mortgage Loan Trust, Series 2004-9 5A7 (a)(f)	3.89	08/25/34	1,279,746
389,047	GSR Mortgage Loan Trust, Series 2005-AR5 1A1 (f)	3.55	10/25/35	262,848
22,244	Harborview Mortgage Loan Trust, Series 2004-8 2A4A (a)(f)	0.64	11/19/34	13,659
230,843	Harborview Mortgage Loan Trust, Series 2006-3 2A1A (a)(f)	6.34	06/19/36	143,553
2,082,845	Harborview Mortgage Loan Trust, Series 2007-5 A1A (f)	0.43	09/19/37	1,089,750
313,255	Homebanc Mortgage Trust, Series 2004-1 2A (f)	1.11	08/25/29	195,700
364,960	HSBC Asset Loan Obligation, Series 2007-AR2 2A1 (a)(f)	5.84	09/25/37	255,546
900,000	HSBC Home Equity Loan Asset Backed Certificates, Series 2006-3 A4 (f)	0.48	03/20/36	693,802
79,899	HSBC Home Equity Loan Asset Backed Certificates, Series 2006-4 A2F (a)(g)	5.32	03/20/36	79,742
800,000	HSBC Home Equity Loan Asset Backed Certificates, Series 2006-4 A3V (f)	0.39	03/20/36	736,553
625,000	HSBC Home Equity Loan Asset Backed Certificates, Series 2007-1 M1 (f)	0.62	03/20/36	264,488
2,200,000	HSBC Home Equity Loan Asset Backed Certificates, Series 2007-1 M2 (f)	0.72	03/20/36	507,782
1,300,000	HSBC Home Equity Loan Asset Backed Certificates, Series 2007-2 M1 (a)(f)	0.55	07/20/36	505,868

Principal	Security Description	Rate	Maturity	Value
$1,000,000	HSBC Home Equity Loan Asset Backed Certificates, Series 2007-2 M2 (f)	0.61%	07/20/36	$231,182
731,731	HSBC Home Equity Loan Asset Backed Certificates, Series 2007-3 APT (a)(f)	1.44	11/20/36	663,883
1,390,000	HSBC Home Equity Loan Asset Backed Certificates, Series 2007-3 M1 (f)	2.49	11/20/36	716,464
1,540,000	Indiantown Cogeneration LP, Series A-10 (a)	9.77	12/15/20	1,662,330
122,364	Indymac INDA Mortgage Loan Trust, Series 2006-AR1 A1 (a)(f)	5.85	08/25/36	119,362
370,025	Indymac INDA Mortgage Loan Trust, Series 2007-AR7 1A1 (a)(f)	6.14	11/25/37	271,983
877,231	Indymac Index Mortgage Loan Trust, Series 2004-AR7 A2 (f)	1.11	09/25/34	506,681
506,342	Indymac Index Mortgage Loan Trust, Series 2005-AR5 1A1 (a)(f)	3.19	05/25/35	271,853
1,526,701	Indymac Index Mortgage Loan Trust, Series 2006-AR19 1A2 (a)(f)	5.85	08/25/36	761,864
129,835	Indymac Index Mortgage Loan Trust, Series 2006-AR25 3A1 (a)(f)	5.81	09/25/36	75,468
269,886	Indymac Index Mortgage Loan Trust, Series 2006-AR29 A1 (a)(f)	0.42	11/25/36	142,829
609,352	Indymac Index Mortgage Loan Trust, Series 2006-AR3 2A1A (a)(f)	5.88	03/25/36	353,768
1,069,010	Indymac Index Mortgage Loan Trust, Series 2006-AR7 1A1 (f)	3.62	05/25/36	506,205

See Notes to Financial Statements.	22	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

Principal	Security Description	Rate	Maturity	Value
$628,550	Indymac Index Mortgage Loan Trust, Series 2006-AR7 4A1 (a)(f)	5.84%	05/25/36	$347,821
450,000	Indymac Index Mortgage Loan Trust, Series 2006-R1 A3 (a)(f)	5.46	12/25/35	169,480
1,126,672	Indymac Index Mortgage Loan Trust, Series 2007-AR5 1A1 (f)	5.55	05/25/37	617,573
1,350,000	Indymac Residential Asset Backed Trust, Series 2007-A 2A4A (f)	0.57	04/25/47	541,937
1,551,968	JetBlue Airways Pass Through Trust, Series 2004-2 G1 (f)	0.63	08/15/16	1,288,133
1,835,000	JP Morgan Alternative Loan Trust, Series 2006-A4 A7 (f)	6.30	09/25/36	913,409
1,240,000	JP Morgan Alternative Loan Trust, Series 2006-A6 2A5 (f)	6.05	11/25/36	800,754
417,299	JP Morgan Alternative Loan Trust, Series 2007-A2 12A2 (f)	0.35	06/25/37	372,443
165,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7 A4 (a)(f)	5.87	04/15/45	170,605
1,870,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18 A4	5.44	06/12/47	1,831,050
1,175,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19 A4 (a)(f)	5.75	02/12/49	1,169,954
2,615,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LD12 A4 (a)(f)	5.88	02/15/51	2,561,746

Principal	Security Description	Rate	Maturity	Value
$2,005,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX A3 (a)	5.42%	01/15/49	$1,935,229
1,380,000	JP Morgan Mortgage Acquisition Corp., Series 2006-CH1 A4 (f)	0.39	07/25/36	969,968
3,450,135	JP Morgan Mortgage Acquisition Corp., Series 2006-HE1 A4 (a)(f)	0.52	01/25/36	1,353,091
4,065,000	JP Morgan Mortgage Acquisition Corp., Series 2007-CH3 A4 (a)(f)	0.46	03/25/37	1,619,850
1,200,000	JP Morgan Mortgage Acquisition Corp., Series 2007-CH4 A3 (f)	0.36	05/25/37	704,087
1,610,000	JP Morgan Mortgage Acquisition Corp., Series 2007-CH5 A3 (a)(f)	0.36	05/25/37	853,653
2,813,000	JP Morgan Mortgage Acquisition Corp., Series 2007-HE1 AV4 (f)	0.53	03/25/47	1,105,935
120,000	JP Morgan Mortgage Trust, Series 2005-A3 11A2 (f)	4.50	06/25/35	89,782
1,032,686	JP Morgan Mortgage Trust, Series 2005-A5 TA1 (f)	5.43	08/25/35	968,317
200,000	JP Morgan Mortgage Trust, Series 2006-A2 2A2 (f)	5.76	04/25/36	159,733
2,500,000	JP Morgan Mortgage Trust, Series 2006-A2 2A4 (a)(f)	5.76	04/25/36	2,038,037

See Notes to Financial Statements.	23	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

Principal	Security Description	Rate	Maturity	Value
$245,427	JP Morgan Mortgage Trust, Series 2007-A2 4A1M (a)(f)	5.74%	04/25/37	$203,105
330,000	LB-UBS Commercial Mortgage Trust, Series 2003-C8 A4 (a)(f)	5.12	11/15/32	347,636
296,765	Lehman XS Trust, Series 2005-6 1A1 (f)	0.51	11/25/35	154,168
1,853,769	Lehman XS Trust, Series 2006-14N 3A2 (a)(f)	0.37	08/25/36	826,491
2,250,000	Lehman XS Trust, Series 2007-12N 1A3A (f)	0.45	07/25/47	493,904
1,108,409	Lehman XS Trust, Series 2007-16N 2A2 (a)(f)	1.10	09/25/47	602,053
1,700,000	Master Adjustable Rate Mortgage Trust, Series 2004-13 3A7 (f)	3.10	11/21/34	1,500,434
395,307	Master Adjustable Rate Mortgage Trust, Series 2007-R5 A1 (e)(f)	5.59	11/25/35	221,924
1,250,000	Master Asset Backed Securities Trust, Series 2006-AM3 A4 (f)	0.49	10/25/36	444,948
885,000	Master Asset Backed Securities Trust, Series 2007-HE1 A3 (f)	0.46	05/25/37	399,953
26,458	Master Seasoned Securities Trust, Series 2004-1 4A1 (a)(f)	3.51	10/25/32	19,811
1,300,000	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-1 A2C (f)	0.50	04/25/37	557,866
1,688,600	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3 A2C (a)(f)	0.43	06/25/37	659,873
2,000,000	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3 A2D (f)	0.50	06/25/37	789,417

Principal	Security Description	Rate	Maturity	Value
$3,131,000	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-4 2A4 (f)	0.50%	07/25/37	$1,262,879
1,150,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4 A3 (f)	5.17	12/12/49	1,114,667
2,560,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-7 A4 (f)	5.75	06/12/50	2,351,942
702,182	Mid-State Trust, Series 2006-1A (e)	5.79	10/15/40	699,451
913,918	Midwest Generation, LLC, Series B	8.56	01/02/16	935,669
4,135,000	Morgan Stanley ABS Capital Inc., Series 2006-HE3 A2D (f)	0.50	04/25/36	1,492,165
4,000,000	Morgan Stanley ABS Capital Inc., Series 2006-NC2 A2D (f)	0.54	02/25/36	1,510,502
890,000	Morgan Stanley Capital Inc., Series 2006-T21 A4 (a)(f)	5.16	10/12/52	912,173
1,365,000	Morgan Stanley Capital Inc., Series 2007-IQ16 A4	5.81	12/12/49	1,345,108
2,025,577	Morgan Stanley Mortgage Loan Trust, Series 2006-11 1A3 (g)	6.42	08/25/36	1,176,642
700,000	Morgan Stanley Mortgage Loan Trust, Series 2006-7 5A2 (f)	5.96	06/25/36	412,015
349,294	Morgan Stanley Mortgage Loan Trust, Series 2007-13 6A1 (a)	6.00	10/25/37	249,460
165,000	Nationstar Home Equity Loan Trust, Series 2006-B AV3 (a)(f)	0.42	09/25/36	119,862
2,700,000	Nationstar Home Equity Loan Trust, Series 2006-B AV4 (f)	0.53	09/25/36	1,268,620

See Notes to Financial Statements.	24	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

Principal	Security Description	Rate	Maturity	Value
$2,300,000	Nationstar Home Equity Loan Trust, Series 2007-A AV3 (f)	0.40%	03/25/37	$957,674
1,130,000	Nationstar Home Equity Loan Trust, Series 2007-C 2AV2 (a)(f)	0.38	06/25/37	810,922
1,100,000	Newcastle Mortgage Securities Trust, Series 2007-1 2A4 (f)	0.59	04/25/37	361,825
641,389	Nomura Asset Acceptance Corp., Series 2007-1 1A1A (g)	6.00	03/25/47	385,291
100,000	Northwest Airlines, Inc., Series 1A-2	6.84	04/01/11	100,750
638,196	Opteum Mortgage Acceptance Corp., Series 2005-5 2A1B (f)	5.64	12/25/35	525,508
1,217,699	Opteum Mortgage Acceptance Corp., Series 2006-2 A1C (f)	0.52	07/25/36	530,606
1,355,713	Option One Mortgage Loan Trust, Series 2006-3 2A2 (f)	0.35	02/25/37	873,671
1,620,000	Option One Mortgage Loan Trust, Series 2007-4 2A3 (f)	0.49	04/25/37	588,408
2,750,000	Option One Mortgage Loan Trust, Series 2007-5 2A4 (f)	0.55	05/25/37	911,161
1,335,000	Option One Mortgage Loan Trust, Series 2007-6 2A3 (f)	0.43	07/25/37	549,078
750,000	Option One Mortgage Loan Trust, Series 2007-6 2A4 (f)	0.50	07/25/37	308,127
1,020,000	Popular ABS Mortgage Pass-Through Trust, Series 2005-6 A5 (g)	6.09	01/25/36	569,005
1,745,000	Popular ABS Mortgage Pass-Through Trust, Series 2007-A A3 (a)(f)	0.56	06/25/47	726,373
1,030,000	Prudential Holdings, LLC (a)(e)	8.70	12/18/23	1,189,065

Principal	Security Description	Rate	Maturity	Value
$1,164,019	Reliant Energy Mid-Atlantic Power Holdings, LLC, Series B (a)	9.24%	07/02/17	$1,245,500
642,898	Residential Accredit Loans, Inc., Series 2005-QA12 NB4 (a)(f)	5.75	12/25/35	374,800
936,488	Residential Accredit Loans, Inc., Series 2005-QO3 A1 (f)	0.65	10/25/45	506,319
914,981	Residential Accredit Loans, Inc., Series 2005-QO5 A1 (a)(f)	1.46	01/25/46	511,730
577,148	Residential Accredit Loans, Inc., Series 2006-QS12 2A18 (a)	5.75	09/25/36	403,676
429,880	Residential Accredit Loans, Inc., Series 2006-QS17 A4	6.00	12/25/36	263,058
659,302	Residential Accredit Loans, Inc., Series 2006-QS7 A1 (a)	6.00	06/25/36	357,224
281,814	Residential Accredit Loans, Inc., Series 2007-QS5- A1	5.50	03/25/37	170,638
595,253	Residential Accredit Loans, Inc., Series 2007-QS8 A10	6.00	06/25/37	387,513
570,856	Residential Asset Mortgage Products, Inc., Series 2004-SL3 A4	8.50	12/25/31	567,255
676,337	Residential Asset Securitization Trust, Series 2006-A10 A5	6.50	09/25/36	363,257
1,615,000	Saxon Asset Securities Trust, Series 2006-3 A3 (f)	0.42	10/25/46	701,306
1,365,000	Saxon Asset Securities Trust, Series 2007-1 A2C (f)	0.40	01/25/47	736,124
250,000	Securitized Asset Backed Receivables, LLC Trust, Series 2007-NC1 A2B (a)(f)	0.40	12/25/36	95,844

See Notes to Financial Statements.	25	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

Principal	Security Description	Rate	Maturity	Value
$2,260,000	Securitized Asset Backed Receivables, LLC Trust, Series 2007-NC2 A2B (f)	0.39%	01/25/37	$924,362
349,879	Soundview Home Equity Loan Trust, Series 2006-EQ1 A2 (f)	0.36	10/25/36	341,709
1,930,000	Soundview Home Equity Loan Trust, Series 2006-EQ1 A3 (f)	0.41	10/25/36	1,000,350
1,200,000	Soundview Home Equity Loan Trust, Series 2006-OPT1 2A4 (f)	0.52	03/25/36	624,819
1,350,000	Soundview Home Equity Loan Trust, Series 2006-OPT5 2A4 (f)	0.49	07/25/36	514,412
1,200,000	Soundview Home Equity Loan Trust, Series 2007-NS1 A4 (f)	0.55	01/25/37	479,271
2,254,000	Soundview Home Equity Loan Trust, Series 2007-OPT1 2A2 (f)	0.40	06/25/37	967,760
3,349,000	Soundview Home Equity Loan Trust, Series 2007-OPT2 2A4 (f)	0.50	07/25/37	1,254,325
120,000	Soundview Home Equity Loan Trust, Series 2007-OPT2 M2 (f)	0.52	07/25/37	2,788
500,000	Soundview Home Equity Loan Trust, Series 2007-OPT5 M2 (e)(f)	2.40	10/25/37	53,321
646,193	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-1 7A3 (a)(f)	5.62	02/25/36	456,392
775,000	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-1 7A4 (f)	5.62	02/25/36	453,716

Principal	Security Description	Rate	Maturity	Value
$116,470	Structured Adjustable Rate Mortgage Loan Trust, Series 2007-3 3A1 (a)(f)	5.67%	04/25/47	$75,762
2,389,628	Structured Asset Mortgage Investments, Inc., Series 2006-AR8 A1A (f)	0.45	10/25/36	1,334,718
2,048,638	Structured Asset Mortgage Investments, Inc., Series 2007-AR3 2A1 (f)	0.44	09/25/47	1,176,676
4,300,750	Structured Asset Mortgage Investments, Inc., Series 2007-AR6 A1 (f)	1.96	08/25/47	2,436,680
1,850,000	Structured Asset Securities Corp., Series 2007-BC3 2A2 (a)(f)	0.39	05/25/47	1,156,722
14,252,872	The FINOVA Group, Inc. (h)	7.50	11/15/09	61,287
1,108,724	Thornburg Mortgage Securities Trust, Series 2007-3 3A1 (f)	0.47	06/25/47	920,783
900,000	UAL Pass Through Trust, Series 2009-1	10.40	11/01/16	974,250
330,000	Wachovia Bank Commercial Mortgage Trust, Series 2003-C6 A4 (a)(f)	5.13	08/15/35	347,998
85,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C28 A4 (a)	5.57	10/15/48	83,738
19,522	WaMu Mortgage Pass Through Certificates, Series 2002-AR18 A (a)(f)	2.77	01/25/33	18,016
242,164	WaMu Mortgage Pass Through Certificates, Series 2005-AR14 1A1 (a)(f)	5.05	12/25/35	230,279

See Notes to Financial Statements.	26	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

Principal	Security Description	Rate	Maturity	Value
$115,000	WaMu Mortgage Pass Through Certificates, Series 2005-AR16 1A4A (a)(f)	5.08%	12/25/35	$91,341
466,988	WaMu Mortgage Pass Through Certificates, Series 2006-AR12 2A3 (a)(f)	5.73	10/25/36	358,883
284,484	WaMu Mortgage Pass Through Certificates, Series 2006-AR16 1A1 (a)(f)	5.57	12/25/36	205,387
563,842	WaMu Mortgage Pass Through Certificates, Series 2007-HY3 4A1 (a)(f)	5.31	03/25/37	483,755
826,475	WaMu Mortgage Pass Through Certificates, Series 2007-HY4 1A1 (f)	5.45	04/25/37	590,875
1,882,206	WaMu Mortgage Pass Through Certificates, Series 2007-OA1 A1A (a)(f)	1.17	02/25/47	957,046
983,553	WaMu Mortgage Pass Through Certificates, Series 2007-OA4 1A (a)(f)	1.23	05/25/47	553,569
1,945,393	WaMu Mortgage Pass Through Certificates, Series 2007-OA6 1A (f)	1.27	07/25/47	1,150,646
870,957	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-3 2A3 (f)	0.80	05/25/35	591,466
626,222	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-4 CB13 (f)	0.75	06/25/35	423,175
1,674,849	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-1 4CB	6.50	02/25/36	1,058,787

Principal	Security Description	Rate	Maturity	Value
$1,350,900	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2007-OC1 A4 (f)	0.57%	01/25/47	$453,265
440,453	Wells Fargo Home Equity Trust, Series 2006-3 A2 (f)	0.40	01/25/37	270,435
2,694,000	Wells Fargo Home Equity Trust, Series 2006-3 A3 (a)(f)	0.46	01/25/37	923,154

Total Asset Backed Obligations (Cost $157,851,942)				160,021,027

Corporate Convertible Bonds - 18.7%
Consumer Discretionary - 3.9%
1,479,000	Charming Shoppes, Inc. (a)	1.13	05/01/14	1,161,015
4,564,000	Chemed Corp. (a)	1.88	05/15/14	4,193,175
2,300,000	Coinstar, Inc. (a)	4.00	09/01/14	2,478,250
1,000,000	Empire Resorts, Inc. (a)	8.00	07/31/14	342,500
1,561,000	Equinix, Inc. (a)	3.00	10/15/14	1,648,806
4,500,000	Equinix, Inc. (a)	4.75	06/15/16	6,142,500
1,157,000	Euronet Worldwide, Inc. (a)	3.50	10/15/25	1,093,365
5,000,000	Finisar Corp. (a)(e)	5.00	10/15/29	8,250,000
4,640,000	Ford Motor Co. (a)	4.25	11/15/16	6,965,800
4,766,000	Gaylord Entertainment Co. (a)(e)	3.75	10/01/14	5,969,415
4,000,000	Group 1 Automotive, Inc. (a)(e)(i)	3.00	03/15/20	3,927,200
330,000	Group 1 Automotive, Inc. (a)(g)	2.25	06/15/36	274,312
515,000	Hertz Global Holdings, Inc. (a)	5.25	06/01/14	730,012
389,000	Iconix Brand Group, Inc. (a)	1.88	06/30/12	364,201
353,000	Interpublic Group of Cos., Inc.	4.25	03/15/23	369,326
4,500,000	Jakks Pacific, Inc. (a)(e)	4.50	11/01/14	4,860,000

See Notes to Financial Statements.	27	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

Principal	Security Description	Rate	Maturity	Value
$835,000	Liberty Media, LLC	3.13%	03/30/23	$890,319
2,008,000	Live Nation, Inc. (a)	2.88	07/15/27	1,772,060
1,000,000	Live Nation, Inc. (a)(e)	2.88	07/15/27	882,500
1,750,000	Navistar International Corp. (a)	3.00	10/15/14	1,960,000
394,000	Penske Auto Group, Inc.	3.50	04/01/26	394,985
2,860,000	priceline.com, Inc. (a)(e)	1.25	03/15/15	3,006,575
5,173,000	Regis Corp. (a)	5.00	07/15/14	7,099,943
1,875,000	Saks, Inc. (a)	2.00	03/15/24	1,785,938
3,308,000	Sonic Automotive, Inc. (a)	5.00	10/01/29	3,692,555
6,576,000	Titan International, Inc. (a)(e)	5.63	01/15/17	7,233,600
3,000,000	TRW Automotive, Inc. (a)(e)	3.50	12/01/15	3,588,750
3,000,000	WebMD Health Corp. (a)(e)	3.13	09/01/25	3,971,250
1,334,000	XM Satellite Radio, Inc. (a)(e)	7.00	12/01/14	1,303,985

				86,352,337

Consumer Staples - 1.0%
1,525,000	Central European Distribution Corp. (a)	3.00	03/15/13	1,370,594
1,212,000	Chiquita Brands International, Inc. (a)	4.25	08/15/16	1,208,970
7,000,000	Ingersoll-Rand Global Holding Co., Ltd. (a)	4.50	04/15/12	14,000,000
1,037,000	Smithfield Foods, Inc. (a)	4.00	06/30/13	1,192,550
2,366,000	Sotheby’s	3.13	06/15/13	2,679,495
420,000	Spartan Stores, Inc. (a)	3.38	05/15/27	365,925
665,000	Spartan Stores, Inc. (a)(e)	3.38	05/15/27	579,381

				21,396,915

Energy - 0.8%
535,000	BPZ Resources, Inc. (a)(e)	6.50	03/01/15	668,750
420,000	Chesapeake Energy Corp.	2.50	05/15/37	346,500
3,000,000	Covanta Holding Corp. (a)(e)	3.25	06/01/14	3,258,750

Principal	Security Description	Rate	Maturity	Value
$1,204,000	Exterran Holdings, Inc. (a)	4.25%	06/15/14	$1,497,475
1,672,000	Global Industries, Ltd. (a)	2.75	08/01/27	1,090,980
778,000	GMX Resources, Inc. (a)	5.00	02/01/13	635,042
1,690,000	International Coal Group, Inc. (a)	9.00	08/01/12	1,945,613
3,776,000	International Coal Group, Inc. (a)	4.00	04/01/17	3,950,640
519,000	James River Coal Co. (a)(e)	4.50	12/01/15	479,426
1,116,000	Peabody Energy Corp. (a)	4.75	12/15/41	1,213,650
930,000	Penn Virginia Corp. (a)	4.50	11/15/12	878,850
1,288,000	Pioneer Natural Resources Co. (a)	2.88	01/15/38	1,486,030
587,000	St Mary Land & Exploration Co.	3.50	04/01/27	589,935
900,000	Western Refining, Inc. (a)	5.75	06/15/14	730,125

				18,771,766

Financial - 1.2%
757,000	Affiliated Managers Group, Inc.	3.95	08/15/38	751,322
1,015,000	AmeriCredit Corp. (a)	2.13	09/15/13	988,356
925,000	Annaly Capital Management, Inc. REIT (a)	4.00	02/15/15	942,344
400,000	Boston Properties LP REIT	2.88	02/15/37	400,500
5,000,000	CBIZ, Inc. (a)	3.13	06/01/26	4,825,000
1,830,000	Forest City Enterprises, Inc.	3.63	10/15/14	2,066,756
1,811,000	Forest City Enterprises, Inc. (a)(e)	5.00	10/15/16	2,275,069
3,080,000	Icahn Enterprises LP (e)(f)	4.00	08/15/13	2,725,800
1,304,000	KKR Financial Holdings, LLC (a)	7.50	01/15/17	1,599,030
1,807,000	Leucadia National Corp.	3.75	04/15/14	2,254,233
734,000	MF Global, Ltd. (e)	9.00	06/20/38	850,522
2,258,000	MF Global, Ltd. (a)	9.00	06/20/38	2,616,458
1,000,000	Penson Worldwide, Inc. (a)(e)	8.00	06/01/14	1,318,750

See Notes to Financial Statements.	28	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

Principal	Security Description	Rate	Maturity	Value
$1,200,000	The NASDAQ OMX Group, Inc.	2.50%	08/15/13	$1,161,000
755,000	Washington Real Estate Investment Trust REIT	3.88	09/15/26	752,169

				25,527,309

Healthcare - 4.8%
3,993,000	American Medical Systems Holdings, Inc. (a)	3.25	07/01/36	4,377,326
5,591,000	American Medical Systems Holdings, Inc. (a)	4.00	09/15/41	6,583,403
560,000	Amylin Pharmaceuticals, Inc. (a)	3.00	06/15/14	501,900
1,100,000	ATS Medical, Inc. (a)	6.00	10/15/25	1,072,500
400,000	ATS Medical, Inc. (a)(e)	6.00	10/15/25	390,000
3,000,000	BioMarin Pharmaceuticals, Inc. (a)	2.50	03/29/13	4,530,000
3,000,000	Biovail Corp. (a)(e)	5.38	08/01/14	3,885,000
6,780,000	Cubist Pharmaceuticals, Inc. (a)	2.25	06/15/13	6,754,575
5,500,000	Endo Pharmaceuticals Holdings, Inc. (a)(e)	1.75	04/15/15	5,513,750
2,600,000	Hologic, Inc. (a)(g)	2.00	12/15/37	2,340,000
3,000,000	Incyte Corp., Ltd. (a)(e)	4.75	10/01/15	5,362,500
4,750,000	Insulet Corp. (a)	5.38	06/15/13	4,744,063
1,078,000	Invacare Corp. (a)	4.13	02/01/27	1,307,075
5,984,000	Kinetic Concepts, Inc. (a)(e)	3.25	04/15/15	6,761,920
540,000	King Pharmaceuticals, Inc. (a)	1.25	04/01/26	498,825
2,778,000	LifePoint Hospitals, Inc. (a)	3.50	05/15/14	2,784,945
2,334,000	Molina Healthcare, Inc. (a)	3.75	10/01/14	2,170,620
6,000,000	Mylan, Inc. (a)(e)	3.75	09/15/15	10,912,500
1,442,000	Nektar Therapeutics (a)	3.25	09/28/12	1,440,197
1,950,000	NovaMed, Inc. (a)	1.00	06/15/12	1,638,000
6,000,000	PDL BioPharma, Inc. (a)	2.00	02/15/12	5,820,000

Principal	Security Description	Rate	Maturity	Value
$4,000,000	PSS World Medical, Inc. (a)(e)	3.13%	08/01/14	$5,025,000
1,352,000	SonoSite, Inc. (a)	3.75	07/15/14	1,434,810
1,937,000	Theravance, Inc. (a)	3.00	01/15/15	1,675,505
6,789,000	Viropharma, Inc. (a)	2.00	03/15/17	6,508,954
1,283,000	West Pharmaceutical Services, Inc. (a)	4.00	03/15/47	1,148,285
3,500,000	Wilson Greatbatch, Inc. (a)	2.25	06/15/13	3,171,875
7,700,000	Wright Medical Group, Inc. (a)	2.63	12/01/14	6,843,375

				105,196,903

Industrial - 1.1%
1,800,000	AAR Corp. (a)	1.75	02/01/26	1,874,250
5,656,000	AirTran Holdings, Inc. (a)	5.25	11/01/16	6,087,270
693,000	AMR Corp. (a)	6.25	10/15/14	804,746
1,500,000	C&D Technologies, Inc. (a)	5.25	11/01/25	980,625
3,729,000	Cemex SAB de CV (a)(e)	4.88	03/15/15	3,864,176
1,000,000	EnerSys (a)(g)	3.38	06/01/38	938,750
1,500,000	FEI Co. (a)	2.88	06/01/13	1,546,875
736,000	GenCorp, Inc. (a)(e)	4.06	12/31/39	704,720
670,000	PHH Corp. (a)(e)	4.00	09/01/14	756,263
1,000,000	SunPower Corp. (e)(i)	4.50	03/15/15	1,009,420
1,500,000	Terex Corp. (a)	4.00	06/01/15	2,340,000
1,000,000	Textron, Inc. (a)	4.50	05/01/13	1,740,000
3,113,000	Trinity Industries, Inc. (a)	3.88	06/01/36	2,455,379

				25,102,474

Information Technology - 3.3%
1,950,000	Advanced Micro Devices, Inc. (a)	6.00	05/01/15	1,879,313
6,301,000	CACI International, Inc. (a)	2.13	05/01/14	6,694,813
625,000	CACI International, Inc. (a)(e)	2.13	05/01/14	664,062
709,000	Cogent Communications Group, Inc. (a)	1.00	06/15/27	502,504

See Notes to Financial Statements.	29	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

Principal	Security Description	Rate	Maturity	Value
$2,325,000	Concur Technologies, Inc. (e)	2.50%	04/15/15	$2,320,652
217,000	CSG Systems International, Inc. (a)(e)	3.00	03/01/17	228,935
4,500,000	Earthlink, Inc. (a)(g)	3.25	11/15/26	4,978,125
4,000,000	Epicor Software Corp. (a)	2.38	05/15/27	3,590,000
1,400,000	Informatica Corp.	3.00	03/15/26	1,946,000
4,000,000	Maxtor Corp. (a)	2.38	08/15/12	4,685,000
4,293,000	Mentor Graphics Corp. (a)	6.25	03/01/26	4,185,675
2,615,000	Micron Technology, Inc. (a)	1.88	06/01/14	2,513,669
2,800,000	Nuance Communications, Inc. (a)	2.75	08/15/27	3,041,500
5,750,000	ON Semiconductor Corp. (a)	1.88	12/15/25	7,374,375
2,000,000	Radisys Corp. (a)	2.75	02/15/13	1,912,500
3,511,000	Rambus, Inc. (a)	5.00	06/15/14	4,858,346
302,000	Rovi Corp. (a)(e)	2.63	02/15/40	303,132
778,000	SanDisk Corp. (a)	1.00	05/15/13	675,887
3,500,000	SYNNEX Corp. (a)(e)	4.00	05/15/18	4,217,500
2,700,000	Take-Two Interactive Software, Inc. (a)	4.38	06/01/14	3,145,500
3,843,000	TeleCommunication Systems, Inc. (a)(e)	4.50	11/01/14	3,977,505
917,000	Teradyne, Inc. (a)	4.50	03/15/14	1,992,183
1,908,000	THQ, Inc. (a)(e)	5.00	08/15/14	2,072,565
2,800,000	Veeco Instruments, Inc. (a)(i)	4.13	04/15/12	4,613,112
1,330,000	Verigy, Ltd. (a)(e)	5.25	07/15/14	1,482,950

				73,855,803

Materials - 0.8%
700,000	Anglo American PLC (e)	4.00	05/07/14	1,197,168
5,000,000	Goldcorp, Inc. (a)(e)	2.00	08/01/14	5,587,500
5,936,000	Jaguar Mining, Inc. (a)(e)	4.50	11/01/14	5,913,740
2,825,000	Kaiser Aluminum Corp. (a)(e)	4.50	04/01/15	2,908,903
455,000	Steel Dynamics, Inc. (a)	5.13	06/15/14	561,925

Principal	Security Description	Rate	Maturity	Value
$307,000	Sterlite Industries India, Ltd. (a)	4.00%	10/30/14	$326,187
768,000	United States Steel Corp. (a)	4.00	05/15/14	1,617,600

				18,113,023

Telecommunication Services - 1.8%
2,326,000	ADC Telecommunications, Inc. (a)	3.50	07/15/17	1,750,315
6,250,000	Alaska Communications Systems Group, Inc. (a)	5.75	03/01/13	5,906,250
2,000,000	Ciena Corp. (a)	0.25	05/01/13	1,670,000
4,715,000	Ciena Corp. (a)(e)	4.00	03/15/15	4,903,600
2,342,000	Ciena Corp. (a)	0.88	06/15/17	1,592,560
4,300,000	CommScope, Inc. (a)	3.25	07/01/15	5,229,875
5,000,000	Comtech Telecommunications Corp. (a)(e)	3.00	05/01/29	5,443,750
343,000	Leap Wireless International, Inc. (a)	4.50	07/15/14	300,125
1,107,000	Leap Wireless International, Inc. (e)	4.50	07/15/14	968,625
450,000	SBA Communications Corp.	1.88	05/01/13	478,125
1,506,000	Time Warner Telecom, Inc. (a)	2.38	04/01/26	1,722,487
7,812,000	Virgin Media, Inc. (a)	6.50	11/15/16	9,618,525

				39,584,237

Total Corporate Convertible Bonds (Cost $356,487,397)				413,900,767

Corporate Non-Convertible Bonds - 3.4%
Consumer Discretionary - 0.4%
300,000	Delphi Corp. (h)	6.50	08/15/13	11,250
1,416,000	Jarden Corp.	7.50	05/01/17	1,442,550
1,200,000	Lear Corp. (h)	0.00	12/01/13	24,000
1,500,000	Limited Brands, Inc.	7.60	07/15/37	1,421,250
365,000	Royal Caribbean Cruises, Ltd.	8.00	05/15/10	367,693
2,138,000	Saks, Inc.	9.88	10/01/11	2,260,935
430,000	Time Warner Cable, Inc.	8.25	04/01/19	521,197
2,028,000	WMG Holdings Corp. (g)	9.50	12/15/14	2,053,350

				8,102,225

See Notes to Financial Statements.	30	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

Principal	Security Description	Rate	Maturity	Value
Energy - 0.2%
$770,000	Atlas Energy Operating Co., LLC/Atlas Energy Finance Corp. (a)	12.13%	08/01/17	$885,500
470,000	CenterPoint Energy Resources Corp.	6.15	05/01/16	509,863
500,000	CenterPoint Energy Resources Corp., MTN	6.00	05/15/18	529,276
910,000	Chesapeake Energy Corp. (a)	7.00	08/15/14	927,062
582,000	Chesapeake Energy Corp.	7.25	12/15/18	584,910
337,000	The Williams Cos., Inc. (a)	7.88	09/01/21	397,567
300,000	Valero Energy Corp.	9.38	03/15/19	357,723
550,000	Valero Energy Corp.	7.50	04/15/32	568,383
275,000	Valero Energy Corp.	10.50	03/15/39	354,132

				5,114,416

Financial - 1.9%
37,334	ADFITECH, Inc. (i)	8.00	03/15/20	27,814
155,000	Allied World Assurance	7.50	08/01/16	168,018
615,000	BAC Capital Trust XV (a)(f)	1.05	06/01/56	419,240
20,000	Bank of America Corp., MTN (a)	5.65	05/01/18	20,266
890,000	BankAmerica Capital III (a)(f)	0.82	01/15/27	614,392
420,000	Capital One Capital V (a)	10.25	08/15/39	498,872
195,000	Capital One Financial Corp., MTN	5.70	09/15/11	203,875
60,000	Centro NP, LLC REIT	5.13	09/15/12	54,150
975,000	Chase Capital II, Series B (f)	0.75	02/01/27	763,698
1,355,000	Chase Capital III, Series C (a)(f)	0.80	03/01/27	1,019,411
1,200,000	Citigroup Funding, Inc., Series 2 (f)	0.58	04/30/12	1,209,077
135,000	Citigroup, Inc.	6.50	08/19/13	145,642
400,000	Citigroup, Inc. (f)	0.53	11/05/14	371,122
150,000	Citigroup, Inc. (a)	5.85	08/02/16	154,035
90,000	Citigroup, Inc. (a)	6.13	05/15/18	92,107
700,000	Citigroup, Inc. (f)	1.95	05/15/18	660,077
300,000	Citigroup, Inc.	8.50	05/22/19	350,730

Principal	Security Description	Rate	Maturity	Value
$1,550,000	Citigroup, Inc. (f)	0.80%	08/25/36	$974,817
94,000	Citigroup, Inc. (a)	6.88	03/05/38	95,282
1,050,000	City National Capital Trust I	9.63	02/01/40	1,169,663
340,000	Countrywide Financial Corp., MTN	5.80	06/07/12	361,606
75,000	Countrywide Financial Corp., MTN, Series A	4.50	06/15/10	75,580
70,000	Countrywide Home Loans, Inc., MTN	4.00	03/22/11	71,982
845,000	Credit Suisse Guernsey, Ltd., Series 1 (a)(f)	0.94	05/29/49	664,381
100,000	Credit Suisse/NewYork (a)	5.50	05/01/14	108,943
660,000	Credit Suisse/NewYork	6.00	02/15/18	699,892
965,000	Discover Bank	8.70	11/18/19	1,058,686
925,000	Duke Realty LP REIT (a)	7.38	02/15/15	999,939
500,000	ERP Operating LP REIT (a)	5.20	04/01/13	519,326
100,000	Fairfax Financial Holdings, Ltd.	7.75	04/26/12	105,500
800,000	Farmers Exchange Capital (a)(e)	7.05	07/15/28	738,550
207,000	General Electric Capital Corp.	5.63	05/01/18	216,668
115,000	General Electric Capital Corp., MTN (a)(f)	1.15	05/22/13	114,733
100,000	General Electric Capital Corp., MTN (a)(f)	0.45	05/11/16	90,930
675,000	General Electric Capital Corp., MTN	6.88	01/10/39	730,438
400,000	General Electric Capital Corp., MTN, Series 2004-A (f)	0.52	09/15/14	380,602
190,000	GMAC, LLC	7.25	03/02/11	194,275
858,000	GMAC, LLC (a)(f)	2.45	12/01/14	756,473
150,000	HBOS PLC (e)	6.75	05/21/18	138,029
232,000	HCP, Inc. REIT	5.63	05/01/17	226,573
450,000	JP Morgan Chase Capital XXIII (f)	1.25	05/15/47	340,582
725,000	JPMorgan Chase Capital XIII, Series M (f)	1.24	09/30/34	569,039

See Notes to Financial Statements.	31	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

Principal	Security Description	Rate	Maturity	Value
$1,950,000	JPMorgan Chase Capital XXI, Series U (a)(f)	1.20%	02/02/37	$1,499,780
680,000	LBG Capital No.1 PLC (f)	8.00	06/15/49	595,000
3,535,000	MBNA Capital, Series B (f)	1.05	02/01/27	2,439,390
80,000	Merrill Lynch & Co., Inc., MTN (f)	8.68	05/02/17	82,952
80,000	Merrill Lynch & Co., Inc., MTN (f)	8.95	05/18/17	86,352
80,000	Merrill Lynch & Co., Inc., MTN (f)	9.57	06/06/17	87,552
201,000	MetLife, Inc.	6.50	12/15/32	210,880
200,000	Morgan Stanley (f)	0.50	01/18/11	200,055
110,000	Morgan Stanley	5.05	01/21/11	113,580
155,000	Morgan Stanley	6.75	04/15/11	163,666
40,000	Morgan Stanley (a)	6.60	04/01/12	43,419
1,380,000	Morgan Stanley (f)	0.62	06/20/12	1,391,665
1,645,000	Morgan Stanley (a)	6.00	05/13/14	1,778,446
90,000	Morgan Stanley	4.20	11/20/14	90,292
125,000	Morgan Stanley, MTN (f)	0.70	10/18/16	114,471
125,000	Morgan Stanley, MTN, Series G (a)(f)	0.55	01/09/14	119,622
115,000	Nationsbank Capital Trust III (a)(f)	0.80	01/15/27	80,921
2,400,000	Nationwide Mutual Insurance Co. (a)(e)(f)	5.81	12/15/24	2,058,490
415,000	NB Capital Trust IV (a)	8.25	04/15/27	422,263
2,282,000	Nuveen Investments, Inc.	5.50	09/15/15	1,765,698
770,000	Raymond James Financial, Inc.	8.60	08/15/19	881,480
100,000	Shurgard Storage Centers, LLC REIT	7.75	02/22/11	103,804
49,000	Shurgard Storage Centers, LLC REIT	5.88	03/15/13	51,607
250,000	The Bear Stearns Cos., LLC	5.70	11/15/14	272,529
75,000	The Bear Stearns Cos., LLC	7.25	02/01/18	86,809
1,935,000	The Goldman Sachs Group, Inc. (f)	1.05	12/05/11	1,963,013
200,000	The Goldman Sachs Group, Inc. (f)	0.43	02/06/12	199,028
250,000	The Goldman Sachs Group, Inc.	5.13	01/15/15	263,984
405,000	The Goldman Sachs Group, Inc.	6.15	04/01/18	429,200

Principal	Security Description	Rate	Maturity	Value
$555,000	The Goldman Sachs Group, Inc.	7.50%	02/15/19	$635,304
100,000	The Goldman Sachs Group, Inc., MTN, Series B (f)	0.65	07/22/15	96,817
477,000	Thornburg Mortgage, Inc. (h)	8.00	05/15/13	14,548
1,100,000	Wachovia Corp. (f)	0.59	10/28/15	1,021,819
175,000	Washington Real Estate Investment Trust REIT	5.95	06/15/11	179,330
635,000	WEA Finance, LLC (e)	4.38	11/15/10	644,978
1,155,000	WEA Finance, LLC (a)(e)	7.50	06/02/14	1,293,955
15,000	WEA Finance, LLC (a)(e)	6.75	09/02/19	16,034
170,000	Weingarten Realty Investors REIT, MTN	4.99	09/03/13	172,469
800,000	ZFS Finance USA Trust IV (e)(f)	5.88	05/09/32	754,328
1,375,000	ZFS Finance USA Trust I (a)(e)(f)	6.15	12/15/65	1,354,375

				41,954,920

Healthcare - 0.1%
1,270,000	CHS/Community Health Systems, Inc. (a)	8.88	07/15/15	1,317,625

Industrial - 0.1%
500,000	Continental Airlines, Inc., Series 2007-1 B (a)	6.90	04/19/22	455,000
1,040,000	Delta Air Lines, Inc. (a)(e)	9.50	09/15/14	1,098,500
870,000	Delta Air Lines, Inc., Series 2001-A2 (a)	7.11	09/18/11	909,150

				2,462,650

Information Technology - 0.1%
1,029,000	First Data Corp.	9.88	09/24/15	892,657
1,480,000	Sungard Data Systems, Inc.	9.13	08/15/13	1,524,400

				2,417,057

See Notes to Financial Statements.	32	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

Principal	Security Description	Rate	Maturity	Value
Materials - 0.0%
$110,000	Barrick Gold Finance Co.	5.80%	11/15/34	$105,125

Telecommunication Services - 0.1%
145,000	Cellco Partnership/Verizon Wireless Capital, LLC	8.50	11/15/18	181,200
665,000	Qwest Corp. (a)	7.88	09/01/11	708,225
515,000	Sprint Nextel Corp. (f)	0.69	06/28/10	513,203

				1,402,628

Utilities - 0.5%
1,460,000	Edison Mission Energy (a)	7.00	05/15/17	1,025,650
1,520,000	KCP&L Greater Missouri Operations Co. (a)	11.88	07/01/12	1,769,879
950,000	Mirant Americas Generation, LLC	9.13	05/01/31	857,375
415,000	Nisource Finance Corp. (a)	10.75	03/15/16	528,131
845,000	NRG Energy, Inc. (a)	7.25	02/01/14	853,450
145,000	Oncor Electric Delivery Co. (a)(e)	6.80	09/01/18	163,165
1,040,000	PNM Resources, Inc. (a)	9.25	05/15/15	1,111,500
80,000	Public Service Co. of New Mexico	7.95	05/15/18	83,588
1,385,000	Sabine Pass LNG LP (a)	7.25	11/30/13	1,308,825
2,410,000	Southern Union Co. (a)(f)	7.20	11/01/66	2,247,325
400,000	Texas-New Mexico Power Co. (e)	9.50	04/01/19	488,103
1,150,000	The AES Corp. (a)(e)	8.75	05/15/13	1,173,000

				11,609,991

Total Corporate Non-Convertible Bonds (Cost $64,280,925)				74,486,637

Principal	Security Description	Rate	Maturity	Value
Foreign Government Bonds - 0.0%
$10,100,000	Argentina Government International Bond, Series GDP (f) (Cost $428,132)	3.26%	12/15/35	$808,000

Interest Only Bonds - 0.0%
37,763,831	Lehman ABS Manufactured Housing Contract, Series 2001-B AIOC (f) (Cost $426,536)	0.55	05/15/41	479,148

Municipal Bonds - 0.1%
California - 0.0%
25,000	State of California (a)	7.55	04/01/39	25,872
150,000	State of California (a)	7.30	10/01/39	150,681

				176,553

Georgia - 0.1%
175,000	Atlanta Airport Revenue Bond, Class F	5.25	01/01/15	190,480

Indiana - 0.0%
100,000	Indianapolis Local Public Improvement Bond Bank, Class F	5.00	01/01/15	107,302

Total Municipal Bonds (Cost $462,247)				474,335

Syndicated Loans - 0.1%
500,000	HCA, Inc.	1.79	11/18/12	485,715
1,384,268	HCA, Inc.	1.79	11/18/12	1,344,719
743,103	Tribune, Inc. (h)	6.50	05/24/14	476,864

Total Syndicated Loans (Cost $2,440,582)				2,307,298

U.S. Government & Agency Obligations - 6.2%
Agency - 3.0%
2,800,000	FHLB (g)	0.75	10/05/11	2,805,804
31,000,000	FHLMC	1.63	04/26/11	31,343,356
31,000,000	FNMA (a)	1.88	04/20/12	31,418,190

				65,567,350

Discount Note - 0.2%
4,295,000	FHLB (a)(j)	0.12	04/23/10	4,294,671
1,015,000	FHLMC, Series RB (j)	0.11	05/04/10	1,014,915

				5,309,586

See Notes to Financial Statements.	33	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

Principal	Security Description	Rate	Maturity	Value
Interest Only Bonds - 0.1%
$9,636,105	FNMA, Series 2005-92 US (f)	5.85%	10/25/25	$950,430
8,902,769	GNMA, Series 2007-78 SG (f)	6.30	12/20/37	763,112

				1,713,542

Mortgage Securities - 0.4%
179,987	FHLMC Pool #1B3413 (f)	5.87	05/01/37	190,920
18,349	FHLMC Pool #1L0113 (f)	3.61	05/01/35	19,123
259,886	FHLMC Pool #A72860 (a)	6.00	02/01/38	279,204
245,476	FHLMC Pool #G01864 (a)	5.00	01/01/34	255,200
168,788	FHLMC Pool #G02366	6.50	10/01/36	184,827
331,600	FHLMC Pool #G03436 (a)	6.00	11/01/37	356,423
213,543	FHLMC Pool #G03640 (a)	5.50	12/01/37	225,780
238,992	FHLMC Pool #G05119 (a)	6.50	09/01/38	260,118
213,659	FHLMC Pool #G13475 (a)	6.00	01/01/24	231,046
132,246	FHLMC Pool #H03161 (a)	6.50	08/01/37	143,448
34,348	FHLMC, Series 2433 SA (a)(f)	20.33	02/15/32	41,646
205,000	FHLMC, Series 2929 PE (a)	5.00	05/15/33	216,100
276,222	FNMA Pool #254868 (a)	5.00	09/01/33	286,646
157,851	FNMA Pool #545639 (a)	6.50	04/01/32	174,094
22,632	FNMA Pool #555177 (f)	2.55	01/01/33	23,319
3,170	FNMA Pool #673743 (a)(f)	4.26	11/01/32	3,273
268,765	FNMA Pool #725027 (a)	5.00	11/01/33	278,907
335,654	FNMA Pool #734922	4.50	09/01/33	340,049
241,382	FNMA Pool #735646	4.50	07/01/20	253,830
85,961	FNMA Pool #735861 (a)	6.50	09/01/33	94,988
82,837	FNMA Pool #735881 (a)	6.00	11/01/34	89,905
149,597	FNMA Pool #764388 (a)(f)	4.94	03/01/34	157,028

Principal	Security Description	Rate	Maturity	Value
$208,477	FNMA Pool #776708 (a)	5.00%	05/01/34	$216,019
68,995	FNMA Pool #841741 (a)(f)	5.05	09/01/35	72,879
569,428	FNMA Pool #888219	5.50	03/01/37	601,200
257,124	FNMA Pool #888430	5.00	11/01/33	266,827
138,672	FNMA Pool #895606 (a)(f)	5.78	06/01/36	146,422
433,305	FNMA Pool #897164 (a)	6.50	08/01/36	470,955
467,605	FNMA Pool #962723 (a)	5.50	04/01/38	493,450
509,404	FNMA Pool #963997 (a)	5.50	06/01/38	537,559
405,018	FNMA Pool #974148 (a)	5.50	02/01/38	427,404
113,441	FNMA, Series 2001-52 YZ (a)	6.50	10/25/31	124,391
55,355	FNMA, Series 2001-81 QG (a)	6.50	01/25/32	60,652
225,000	FNMA, Series 2006-4 WE (a)	4.50	02/25/36	214,555
11,510	GNMA II Pool #80610 (a)(f)	4.38	06/20/32	11,907
31,692	GNMA II Pool #81136 (a)(f)	3.25	11/20/34	32,636
37,701	GNMA II Pool #81432 (a)(f)	3.63	08/20/35	38,491
37,750	GNMA II Pool #81435 (a)(f)	3.63	08/20/35	38,540
250,000	GNSF45 - GNMA TBA	4.50	04/15/40	253,008
295,000	GNSF45 - GNMA TBA	4.50	04/15/40	298,549
530,000	GNSF45 - GNMA TBA	4.50	04/15/40	536,376

				8,947,694

U.S. Treasury Securities - 2.5%
31,000,000	U.S. Treasury Bill (k)	0.15- 0.48	04/08/10	30,999,520
19,035,000	U.S. Treasury Bill (a)(k)	0.13	04/15/10	19,033,973
145,000	U.S. Treasury Bill (k)	0.09	05/13/10	144,978
455,000	U.S. Treasury Bond (a)	8.00	11/15/21	620,080
65,000	U.S. Treasury Bond (a)	4.25	05/15/39	60,247

See Notes to Financial Statements.	34	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

Principal	Security Description	Rate	Maturity	Value
$280,000	U.S. Treasury Inflation Indexed Bond (a)	2.00%	01/15/16	$324,652
187,000	U.S. Treasury Inflation Indexed Bond (a)	2.38	01/15/27	209,783
556,000	U.S. Treasury Inflation Indexed Bond (a)	1.75	01/15/28	530,025
1,360,000	U.S. Treasury Note (a)	2.38	02/28/15	1,351,083
5,000	U.S. Treasury Note	2.50	03/31/15	4,988
1,375,000	U.S. Treasury Note (a)	3.38	11/15/19	1,327,198

				54,606,527

Total U.S. Government & Agency Obligations (Cost $134,101,326)				136,144,699

Total Fixed Income Securities (Cost $716,479,087)				788,621,911

Shares	Security Description			Value
Rights - 0.0%
150,000	Comdisco Holding Co., Inc. (b)(l)			18,375
53,784	PIMCO Income Strategy Fund II (b)			16,673

Total Rights (Cost $51,260)				35,048

Warrant - 0.0%
4,696	Lear Corp. (b) (Cost $308,259)			373,076

Investment Companies - 7.6%
50,529	BlackRock Credit Allocation Income Trust I, Inc.			456,277
61,990	BlackRock Floating Rate Income Fund			954,026
69,698	Eaton Vance Limited Duration Income Fund			1,108,895
91,820	Energy Select Sector SPDR Fund			5,281,486
24,322	First Trust/Four Corners Senior Floating Rate Income Fund			313,754
84,330	iPath MSCI India Index ETN (b)			5,637,461
21,000	iShares Barclays TIPS Bond Fund			2,182,110
13,500	iShares iBoxx $ High Yield Corporate Bond Fund			1,192,995
127,500	iShares MSCI Brazil Index Fund			9,391,650
335,480	iShares MSCI Canada Index Fund			9,356,537
98,160	iShares MSCI EAFE Index Fund			5,496,960
1,034,400	iShares MSCI Emerging Markets Index Fund (d)			43,568,928
332,690	iShares MSCI Hong Kong Index Fund			5,419,520

Shares	Security Description			Value
105,990	iShares MSCI Mexico Investable Market Index Fund			$5,656,686
127,710	iShares MSCI Pacific ex-Japan Index Fund			5,490,253
112,135	iShares MSCI South Korea Index Fund			5,606,750
434,960	iShares MSCI Taiwan Index Fund			5,458,748
81,005	iShares Russell 2000 Index Fund			5,492,949
44,990	iShares S&P 500 Index Fund			5,279,127
32,000	PCM Fund, Inc.			305,600
12,400	PIMCO Income Opportunity Fund			297,352
53,784	PIMCO Income Strategy Fund II			517,940
221,920	PowerShares DB Commodity Index Tracking Fund (b)			5,219,558
25,000	ProShares UltraShort 20+ Year Treasury (a)(b)			1,217,250
166,720	SPDR Barclays Capital High Yield Bond ETF			6,633,789
18,500	Utilities Select Sector SPDR Fund			548,155
125,350	Van Kampen Senior Income Trust			639,285
674,025	Vanguard Emerging Markets ETF			28,430,375
7,400	WisdomTree Japan SmallCap Dividend Fund			307,470

Total Investment Companies (Cost $160,570,561)				167,461,886

Principal	Security Description	Rate	Maturity	Value
Short-Term Investments - 0.6%
Commercial Paper - 0.6%
$4,090,000	BNP Paribas Finance, Inc.	0.19%	04/27/10	4,089,439
4,090,000	Credit Agricole North America	0.20	05/03/10	4,089,291
4,100,000	Lloyds TSB Bank PLC (a)	0.21	04/26/10	4,099,402

Total Commercial Paper (Cost $12,278,132)				12,278,132

Total Short-Term Investments (Cost $12,278,132)				12,278,132

Contracts	Security Description	Strike Price	Expiration Date	Value
Purchased Options - 1.5%
Call Options Purchased - 1.3%
50	3M Co.	$40.00	01/11	219,625
135	Accenture PLC	30.00	01/12	173,475
150	Automatic Data Processing, Inc.	20.00	01/11	367,500

See Notes to Financial Statements.	35	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

Contracts	Security Description	Strike Price	Expiration Date	Value
385	Bed Bath & Beyond, Inc.	$25.00	01/12	$781,550
100	ConocoPhillips	45.00	01/11	77,250
830	CVS Caremark Corp.	36.00	05/10	136,950
990	CVS Caremark Corp.	36.00	08/10	248,985
100	CVS Caremark Corp.	25.00	01/11	120,000
200	CVS Caremark Corp.	15.00	01/11	435,000
160	CVS Caremark Corp.	20.00	01/12	272,000
810	International Business Machines Corp.	135.00	07/10	151,470
205	International Business Machines Corp.	140.00	10/10	46,125
1,000	Johnson & Johnson	65.00	07/10	180,000
170	Johnson & Johnson	50.00	01/11	257,975
398	Johnson & Johnson	40.00	01/11	997,985
270	Johnson & Johnson	50.00	01/12	421,200
470	Lowe’s Cos., Inc.	12.50	01/11	556,950
550	Lowe’s Cos., Inc.	10.00	01/11	787,875
950	Lowe’s Cos., Inc.	15.00	01/12	921,500
1,400	Medtronic, Inc.	48.00	08/10	203,000
280	Medtronic, Inc.	45.00	08/10	74,200
1,500	Merck & Co., Inc.	40.00	01/12	510,000
6,400	Pfizer, Inc.	22.50	06/10	9,600
3,200	Pfizer, Inc.	21.00	06/10	6,400
295	Quest Diagnostics, Inc.	45.00	01/11	411,525
830	State Street Corp.	50.00	01/12	531,200
540	The Bank of New York Mellon Corp.	20.00	01/12	648,000
248	The Boeing Co.	40.00	01/12	816,540
650	The Coca-Cola Co.	30.00	01/11	1,625,000
100	The Coca-Cola Co.	25.00	01/11	300,000
105	The Coca-Cola Co.	40.00	01/12	162,645
447	The Procter & Gamble Co.	40.00	01/11	1,050,450
50	The Procter & Gamble Co.	35.00	01/11	144,250
340	The Procter & Gamble Co.	30.00	01/11	1,118,600
176	The Procter & Gamble Co.	40.00	01/12	410,960
327	The Walt Disney Co.	22.50	01/11	416,925

Contracts	Security Description	Strike Price	Expiration Date	Value
277	United Parcel Service, Inc.	$40.00	01/12	$674,495
1,050	UnitedHealth Group, Inc.	25.00	01/11	937,125
250	Walgreen Co.	22.50	01/11	366,250
1,230	Walgreen Co.	10.00	01/11	3,327,150
535	Walgreen Co.	25.00	01/12	690,150
1,053	Wal-Mart Stores, Inc.	30.00	01/11	2,703,577
730	Wal-Mart Stores, Inc.	45.00	01/12	868,700
455	Wal-Mart Stores, Inc.	40.00	01/12	732,550
475	Wal-Mart Stores, Inc.	35.00	01/12	983,250
4,800	Wells Fargo & Co.	30.00	07/10	1,200,000

Total Call Options Purchased (Premiums Paid $22,725,684)				28,075,957

Put Options Purchased - 0.2%
3,290	Boston Scientific Corp.	5.00	01/11	98,700
75	International Business Machines Corp.	115.00	04/10	375
450	iShares MSCI Emerging Markets	40.00	06/10	52,200
1,000	SPDR S&P 500 ETF Trust	110.00	12/10	553,000
500	SPDR S&P 500 ETF Trust	50.00	12/10	4,500
17,400	SPDR S&P 500 ETF Trust	90.00	03/11	4,210,800

Total Put Options Purchased (Premiums Paid $5,929,193)				4,919,575

Total Purchased Options (Premiums Paid $28,654,877)				32,995,532

Total Long Positions - 84.4% (Cost $1,641,758,797)				$1,864,277,213
Total Short Positions - (31.2)% (Cost $(625,458,042))				(689,626,133)
Total Written Options - (0.4)% (Premiums Received $(9,749,976))				(7,780,843)
Other Assets & Liabilities, Net - 47.2%				1,043,238,528

Net Assets - 100.0%				$2,210,108,765

See Notes to Financial Statements.	36	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

SCHEDULE OF SECURITIES SOLD SHORT

MARCH 31, 2010

Shares	Security Description	Value
Short Positions - (31.2)%
Equity Securities - (25.7)%
Common Stock - (25.7)%
Consumer Discretionary - (5.0)%
(6,600)	Amazon.com, Inc.	$(895,818)
(33,300)	BJ’s Wholesale Club, Inc.	(1,231,767)
(34,700)	Brookdale Senior Living, Inc.	(722,801)
(44,300)	Burger King Holdings, Inc.	(941,818)
(235,186)	Callaway Golf Co.	(2,074,341)
(40,876)	Charming Shoppes, Inc.	(223,183)
(28,907)	Chemed Corp.	(1,571,963)
(8,500)	Chipotle Mexican Grill, Inc.	(957,695)
(6,600)	Church & Dwight Co., Inc.	(441,870)
(36,340)	Coinstar, Inc.	(1,181,050)
(12,100)	CoStar Group, Inc.	(502,392)
(38,600)	Costco Wholesale Corp.	(2,304,806)
(53,800)	CTC Media, Inc.	(926,436)
(71,599)	DSW, Inc., Class A	(1,827,922)
(29,100)	Emeritus Corp.	(592,185)
(56,887)	Empire Resorts, Inc.	(103,534)
(65,269)	Equinix, Inc.	(6,353,284)
(21,100)	Ethan Allen Interiors, Inc.	(435,293)
(7,146)	Euronet Worldwide, Inc.	(131,701)
(398,200)	Finisar Corp.	(6,255,722)
(580,064)	Ford Motor Co.	(7,291,404)
(30,800)	GameStop Corp., Class A	(674,828)
(185,175)	Gaylord Entertainment Co.	(5,423,776)
(29,300)	Genuine Parts Co.	(1,237,925)
(91,167)	Group 1 Automotive, Inc.	(2,904,581)
(47,100)	H&R Block, Inc.	(838,380)
(15,500)	Hanesbrands, Inc.	(431,210)
(29,200)	Harley-Davidson, Inc.	(819,644)
(31,700)	Hasbro, Inc.	(1,213,476)
(50,536)	Hertz Global Holdings, Inc.	(504,855)
(25,000)	Hewitt Associates, Inc., Class A	(994,500)
(31,400)	hhgregg, Inc.	(792,536)
(28,900)	HNI Corp.	(769,607)
(67,257)	Iconix Brand Group, Inc.	(1,033,068)
(364,866)	Interpublic Group of Cos., Inc.	(3,035,685)
(207,577)	Jakks Pacific, Inc.	(2,708,880)
(19,100)	JC Penney Co., Inc.	(614,447)
(20,400)	K12, Inc.	(453,084)
(9,800)	Kohl’s Corp.	(536,844)
(20,500)	Lamar Advertising Co., Class A	(704,175)
(26,000)	Landauer, Inc.	(1,695,720)
(19,100)	Las Vegas Sands Corp.	(403,965)
(30,000)	Live Nation Entertainment, Inc.	(435,000)
(38,200)	Marriott International, Inc., Class A	(1,204,064)
(3,200)	McDonald’s Corp.	(213,504)
(72,000)	MGM Mirage	(864,000)
(66,500)	Mobile Mini, Inc.	(1,030,085)
(15,700)	Monro Muffler Brake, Inc.	(561,432)
(25,750)	Navistar International Corp.	(1,152,570)

Shares	Security Description	Value
(5,800)	Nike, Inc., Class B	$(426,300)
(42,700)	O’Reilly Automotive, Inc.	(1,781,017)
(100,400)	Orient-Express Hotels, Ltd., Class A	(1,423,672)
(13,100)	Owens & Minor, Inc.	(607,709)
(58,600)	PACCAR, Inc.	(2,539,724)
(18,500)	Pool Corp.	(418,840)
(6,065)	priceline.com, Inc.	(1,546,575)
(20,600)	Rackspace Hosting, Inc.	(385,838)
(260,682)	Regis Corp.	(4,869,540)
(96,612)	Saks, Inc.	(830,863)
(186,397)	Sonic Automotive, Inc., Class A	(2,050,367)
(37,900)	Staples, Inc.	(886,481)
(36,400)	Starbucks Corp.	(883,428)
(17,100)	Starwood Hotels & Resorts Worldwide, Inc.	(797,544)
(52,400)	The Goodyear Tire & Rubber Co.	(662,336)
(24,600)	The McGraw-Hill Cos., Inc.	(876,990)
(26,500)	The Walt Disney Co.	(925,115)
(14,300)	Time Warner Cable, Inc.	(762,333)
(571,691)	Titan International, Inc.	(4,990,862)
(66,900)	TiVo, Inc.	(1,145,328)
(107,900)	Total System Services, Inc.	(1,689,714)
(79,404)	TRW Automotive Holdings Corp.	(2,269,366)
(46,400)	Vail Resorts, Inc.	(1,860,176)
(6,300)	VF Corp.	(504,945)
(21,500)	Viad Corp.	(441,825)
(12,800)	Walgreen Co.	(474,752)
(3,700)	Wal-Mart Stores, Inc.	(205,720)
(37,900)	Weight Watchers International, Inc.	(967,587)
(12,200)	Wynn Resorts, Ltd.	(925,126)
(23,700)	Yum! Brands, Inc.	(908,421)

		(109,277,320)

Consumer Staples - (0.7)%
(25,500)	Avon Products, Inc.	(863,685)
(28,958)	Bunge, Ltd.	(1,784,681)
(95,600)	CardioNet, Inc.	(731,340)
(30,417)	Central European Distribution Corp.	(1,064,899)
(36,667)	Chiquita Brands International, Inc.	(576,772)
(73,900)	Dean Foods Co.	(1,159,491)
(54,494)	Dole Food Co., Inc.	(645,754)
(35,100)	Flowers Foods, Inc.	(868,374)
(53,400)	Great Atlantic & Pacific Tea Co.	(409,578)
(6,900)	Green Mountain Coffee Roasters, Inc.	(668,058)
(22,700)	Hansen Natural Corp.	(984,726)
(90,736)	Smithfield Foods, Inc.	(1,881,865)
(11,934)	Spartan Stores, Inc.	(172,088)
(25,700)	The Estee Lauder Cos., Inc., Class A	(1,667,159)
(46,500)	The Hain Celestial Group, Inc.	(806,775)
(9,500)	The Kroger Co.	(205,770)
(38,800)	Whole Foods Market, Inc.	(1,402,620)

		(15,893,635)

See Notes to Financial Statements.	37	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

SCHEDULE OF SECURITIES SOLD SHORT

MARCH 31, 2010

Shares	Security Description	Value
Energy - (1.8)%
(29,800)	Andarko Petroleum Corp.	$(2,170,334)
(58,185)	ATP Oil & Gas Corp.	(1,094,460)
(167,238)	BPZ Resources, Inc.	(1,229,199)
(45,800)	Brigham Exploration Co.	(730,510)
(36,500)	Cameron International Corp.	(1,564,390)
(18,100)	Clean Energy Fuels Corp.	(412,318)
(31,200)	CNX Gas Corp.	(1,187,160)
(161,500)	Covanta Holding Corp.	(2,690,590)
(33,200)	Dresser-Rand Group, Inc.	(1,043,144)
(20,400)	EOG Resources, Inc.	(1,895,976)
(39,566)	Exterran Holdings, Inc.	(956,310)
(3,000)	First Solar, Inc.	(367,950)
(52,400)	Forest Oil Corp.	(1,352,968)
(18,843)	Global Industries, Ltd.	(120,972)
(10,796)	GMX Resources, Inc.	(88,743)
(50,640)	Goodrich Petroleum Corp.	(792,009)
(520,419)	International Coal Group, Inc.	(2,378,315)
(15,103)	James River Coal Co.	(240,138)
(6,200)	Noble Energy, Inc.	(452,600)
(47,300)	Patriot Coal Corp.	(967,758)
(8,188)	Peabody Energy Corp.	(374,192)
(22,562)	Penn Virginia Corp.	(552,769)
(82,100)	Petrohawk Energy Corp.	(1,664,988)
(13,318)	Pioneer Natural Resources Co.	(750,070)
(47,300)	Plains Exploration & Production Co.	(1,418,527)
(35,900)	Pride International, Inc.	(1,080,949)
(49,400)	Range Resources Corp.	(2,315,378)
(32,644)	SandRidge Energy, Inc.	(251,359)
(41,400)	Seahawk Drilling, Inc.	(780,390)
(89,900)	Spectra Energy Corp.	(2,025,447)
(39,300)	TransCanada Corp.	(1,444,668)
(5,800)	Transocean, Ltd.	(501,004)
(99,600)	Weatherford International, Ltd.	(1,579,656)
(58,342)	Western Refining, Inc.	(320,881)
(36,045)	Whiting Petroleum Corp.	(2,913,878)

		(39,710,000)

Financial - (3.6)%
(12,150)	Affiliated Managers Group, Inc.	(959,850)
(30,829)	Alexandria Real Estate Equities, Inc. REIT	(2,084,040)
(16,300)	AMB Property Corp. REIT	(444,012)
(17,460)	AmeriCredit Corp.	(414,850)
(25,873)	Annaly Capital Management, Inc. REIT	(444,498)
(26,400)	AON Corp.	(1,127,544)
(31,500)	Arthur J Gallagher & Co.	(773,325)
(61,400)	Aspen Insurance Holdings, Ltd.	(1,770,776)
(105,200)	Associated Banc-Corp.	(1,451,760)
(61,227)	Bank of America Corp.	(1,092,902)
(18,300)	Capitol Federal Financial	(685,518)
(139,400)	Cathay General Bancorp	(1,624,010)
(141,303)	CBIZ, Inc.	(928,361)
(11,700)	City National Corp.	(631,449)

Shares	Security Description	Value
(140,557)	Cousins Properties, Inc. REIT	$(1,168,029)
(43,400)	Developers Diversified Realty Corp. REIT	(528,178)
(15,500)	Entertainment Properties Trust REIT	(637,515)
(34,300)	Federated Investors, Inc., Class B	(904,834)
(67,500)	Fifth Third Bancorp	(917,325)
(99,832)	First Horizon National Corp.	(1,402,640)
(48,600)	First Niagara Financial Group, Inc.	(691,092)
(60,300)	FirstMerit Corp.	(1,300,671)
(105,261)	Forest City Enterprises, Inc., Class A	(1,516,811)
(59,700)	Glacier Bancorp, Inc.	(909,231)
(366,100)	GLG Partners, Inc.	(1,123,927)
(29,200)	Global Payments, Inc.	(1,330,060)
(13,372)	Hartford Financial Services Group, Inc.	(380,032)
(97,500)	Hilltop Holdings, Inc.	(1,145,625)
(26,600)	Hospitality Properties Trust REIT	(637,070)
(21,000)	Iberiabank Corp.	(1,260,210)
(97,700)	Inland Real Estate Corp. REIT	(893,955)
(43,100)	Interactive Brokers Group, Inc., Class A	(696,065)
(60,900)	Interactive Data Corp.	(1,948,800)
(181,200)	Investors Real Estate Trust REIT	(1,634,424)
(66,800)	KeyCorp	(517,700)
(46,100)	Kimco Realty Corp. REIT	(721,004)
(119,078)	KKR Financial Holdings, LLC	(977,630)
(23,300)	Lazard, Ltd., Class A	(831,810)
(36,400)	Leucadia National Corp.	(903,084)
(104,085)	Lexington Realty Trust REIT	(677,593)
(35,000)	Lincoln National Corp.	(1,074,500)
(40,900)	Marsh & McLennan Cos., Inc.	(998,778)
(46,700)	Marshall & Ilsley Corp.	(375,935)
(65,700)	MB Financial, Inc.	(1,480,221)
(10,900)	MetLife, Inc.	(472,406)
(230,561)	MF Global Holdings, Ltd.	(1,860,627)
(33,600)	Moody’s Corp.	(999,600)
(29,900)	Morgan Stanley	(875,771)
(17,000)	Morningstar, Inc.	(817,530)
(214,500)	National Penn Bancshares, Inc.	(1,480,050)
(18,900)	Northern Trust Corp.	(1,044,414)
(93,300)	Old National Bancorp	(1,114,935)
(112,100)	Old Republic International Corp.	(1,421,428)
(34,900)	Paychex, Inc.	(1,071,430)
(80,639)	Penson Worldwide, Inc.	(812,035)
(100,300)	Pinnacle Financial Partners, Inc.	(1,515,533)
(33,800)	Principal Financial Group, Inc.	(987,298)
(76,000)	PrivateBancorp, Inc.	(1,041,200)
(25,900)	Protective Life Corp.	(569,541)
(106,300)	Ramco-Gershenson Properties Trust REIT	(1,196,938)
(23,400)	Regency Centers Corp. REIT	(876,798)
(124,200)	Regions Financial Corp.	(974,970)
(13,700)	SL Green Realty Corp. REIT	(784,599)
(260,955)	SLM Corp.	(3,267,157)
(267,800)	Sterling Bancshares, Inc.	(1,494,324)
(38,200)	SunTrust Banks, Inc.	(1,023,378)
(49,400)	TD Ameritrade Holding Corp.	(941,564)
(98,100)	Umpqua Holdings Corp.	(1,300,806)

See Notes to Financial Statements.	38	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

SCHEDULE OF SECURITIES SOLD SHORT

MARCH 31, 2010

Shares	Security Description	Value
(178,400)	United Community Banks, Inc.	$(786,744)
(31,815)	Valley National Bancorp	(488,996)
(74,500)	Washington Federal, Inc.	(1,513,840)
(101,900)	Western Alliance Bancorp	(579,811)
(96,900)	Whitney Holding Corp.	(1,336,251)
(30,800)	Willis Group Holdings PLC	(963,732)
(67,600)	Wilmington Trust Corp.	(1,120,132)
(23,400)	Zions Bancorp.	(510,588)

		(79,262,070)

Healthcare - (4.2)%
(21,000)	Allscripts-Misys Healthcare Solutions, Inc.	(410,760)
(366,282)	American Medical Systems Holdings, Inc.	(6,805,520)
(48,968)	Amylin Pharmaceuticals, Inc.	(1,101,290)
(25,100)	athenahealth, Inc.	(917,656)
(21,285)	ATS Medical, Inc.	(55,341)
(8,800)	Baxter International, Inc.	(512,160)
(16,500)	Becton Dickinson and Co.	(1,299,045)
(205,755)	BioMarin Pharmaceuticals, Inc.	(4,808,494)
(130,500)	Biovail Corp.	(2,188,485)
(14,300)	Cerner Corp.	(1,216,358)
(37,600)	Covance, Inc.	(2,308,264)
(118,392)	Cubist Pharmaceuticals, Inc.	(2,668,556)
(29,100)	Dendreon Corp.	(1,061,277)
(21,400)	Edwards Lifesciences Corp.	(2,116,032)
(126,500)	Endo Pharmaceuticals Holdings, Inc.	(2,996,785)
(23,900)	Gen-Probe, Inc.	(1,195,000)
(3,200)	Gilead Sciences, Inc.	(145,536)
(50,441)	Greatbatch, Inc.	(1,068,845)
(68,139)	Healthsouth Corp.	(1,274,199)
(19,400)	HMS Holdings Corp.	(989,206)
(23,634)	Hologic, Inc.	(438,174)
(33,700)	Illumina, Inc.	(1,310,930)
(95,900)	Immunogen, Inc.	(775,831)
(306,600)	Incyte Corp., Ltd.	(4,280,136)
(137,006)	Insulet Corp.	(2,067,420)
(34,324)	Invacare Corp.	(910,959)
(30,267)	Inverness Medical Innovations, Inc.	(1,181,321)
(61,400)	Isis Pharmaceuticals, Inc.	(670,488)
(84,827)	Kinetic Concepts, Inc.	(4,055,579)
(9,071)	King Pharmaceuticals, Inc.	(106,675)
(27,165)	LifePoint Hospitals, Inc.	(999,129)
(19,200)	Luminex Corp.	(323,136)
(17,800)	McKesson Corp.	(1,169,816)
(24,876)	Molina Healthcare, Inc.	(626,129)
(405,414)	Mylan, Inc.	(9,206,952)
(32,900)	Myriad Genetics, Inc.	(791,245)
(18,083)	Nektar Therapeutics	(275,042)
(107,487)	NovaMed, Inc.	(365,456)
(35,100)	NuVasive, Inc.	(1,586,520)
(27,127)	Omnicare, Inc.	(767,423)
(38,500)	Patterson Cos., Inc.	(1,195,425)

Shares	Security Description	Value
(223,008)	PDL BioPharma, Inc.	$(1,384,880)
(29,900)	Pharmaceutical Product Development, Inc.	(710,125)
(151,400)	PSS World Medical, Inc.	(3,559,414)
(73,400)	Qiagen NV	(1,687,466)
(20,294)	SonoSite, Inc.	(651,640)
(11,200)	St Jude Medical, Inc.	(459,760)
(27,100)	STERIS Corp.	(912,186)
(34,500)	SurModics, Inc.	(722,430)
(10,400)	The Cooper Cos., Inc.	(404,352)
(44,940)	Theravance, Inc.	(598,601)
(55,700)	VCA Antech, Inc.	(1,561,271)
(24,200)	Vertex Pharmaceuticals, Inc.	(989,054)
(242,149)	Viropharma, Inc.	(3,300,491)
(89,000)	Vivus, Inc.	(776,080)
(16,300)	Volcano Corp.	(393,808)
(32,052)	West Pharmaceutical Services, Inc.	(1,344,581)
(110,031)	Wright Medical Group, Inc.	(1,955,251)
(93,400)	XenoPort, Inc.	(864,884)

		(90,518,869)

Industrial - (3.7)%
(34,380)	AAR Corp.	(853,312)
(47,200)	Aecom Technology Corp.	(1,339,064)
(43,500)	Aerovironment, Inc.	(1,135,785)
(775,723)	AirTran Holdings, Inc.	(3,940,673)
(13,100)	American Science & Engineering, Inc.	(981,452)
(131,929)	AMR Corp.	(1,201,873)
(22,100)	Bristow Group, Inc.	(833,833)
(97,365)	C&D Technologies, Inc.	(155,784)
(31,500)	Caterpillar, Inc.	(1,979,775)
(185,080)	Cemex SAB de CV, ADR	(1,889,667)
(15,000)	CH Robinson Worldwide, Inc.	(837,750)
(30,800)	Clean Harbors, Inc.	(1,711,248)
(37,300)	Commercial Metals Co.	(561,738)
(35,700)	Con-way, Inc.	(1,253,784)
(25,000)	Danaher Corp.	(1,997,750)
(12,600)	Deere & Co.	(749,196)
(31,400)	Eagle Materials, Inc.	(833,356)
(14,100)	Energizer Holdings, Inc.	(884,916)
(146,700)	Energy Recovery, Inc.	(924,210)
(12,613)	EnerSys	(311,037)
(67,166)	FEI Co.	(1,538,773)
(19,300)	Fluor Corp.	(897,643)
(13,000)	GATX Corp.	(372,450)
(54,909)	GenCorp, Inc.	(316,276)
(118,400)	General Electric Co.	(2,154,880)
(11,800)	Genesee & Wyoming, Inc.	(402,616)
(14,700)	Goodrich Corp.	(1,036,644)
(27,300)	Gulfmark Offshore, Inc.	(724,815)
(20,400)	Honeywell International, Inc.	(923,508)
(367,500)	Ingersoll-Rand PLC	(12,814,725)
(18,300)	Jacobs Engineering Group, Inc.	(826,977)
(60,454)	Kansas City Southern	(2,186,621)

See Notes to Financial Statements.	39	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

SCHEDULE OF SECURITIES SOLD SHORT

MARCH 31, 2010

Shares	Security Description	Value
(107,100)	Kelly Services, Inc., Class A	$(1,784,286)
(22,300)	Kennametal, Inc.	(627,076)
(27,600)	Lennox International, Inc.	(1,223,232)
(21,600)	ManPower, Inc.	(1,233,792)
(17,500)	Martin Marietta Materials, Inc.	(1,462,125)
(24,800)	Matthews International Corp., Class A	(880,400)
(20,000)	Moog, Inc., Class A	(708,400)
(36,800)	National Instruments Corp.	(1,227,280)
(24,500)	OSI Systems, Inc.	(687,225)
(24,900)	Owens-Illinois, Inc.	(884,946)
(24,600)	Pall Corp.	(996,054)
(16,113)	PHH Corp.	(379,783)
(7,400)	Regal-Beloit Corp.	(439,634)
(21,500)	Resources Connection, Inc.	(412,155)
(51,800)	Roper Industries, Inc.	(2,996,112)
(31,300)	RTI International Metals, Inc.	(949,329)
(52,200)	SAIC, Inc.	(923,940)
(101,400)	SuccessFactors, Inc.	(1,930,656)
(26,155)	SunPower Corp., Class A	(494,330)
(99,700)	Terex Corp.	(2,264,187)
(67,084)	Textron, Inc.	(1,424,193)
(43,400)	The Brink’s Co.	(1,225,182)
(19,600)	Tidewater, Inc.	(926,492)
(20,800)	Towers Watson & Co., Class A	(988,000)
(11,000)	TransDigm Group, Inc.	(583,440)
(37,500)	Trimble Navigation, Ltd.	(1,077,000)
(31,315)	Trinity Industries, Inc.	(625,047)
(24,000)	Wabtec Corp.	(1,010,880)
(46,000)	Waste Management, Inc.	(1,583,780)
(18,200)	Waters Corp.	(1,229,228)
(32,800)	Zebra Technologies Corp., Class A	(970,880)

		(82,721,195)

Information Technology - (3.4)%
(36,400)	3PAR, Inc.	(364,000)
(15,552)	Advanced Micro Devices, Inc.	(144,167)
(38,600)	Akamai Technologies, Inc.	(1,212,426)
(29,400)	Analog Devices, Inc.	(847,308)
(1,200)	Apple, Inc.	(281,916)
(37,800)	ArcSight, Inc.	(1,064,070)
(36,500)	Automatic Data Processing, Inc.	(1,623,155)
(28,900)	Broadcom Corp., Class A	(958,902)
(48,300)	CA, Inc.	(1,133,601)
(71,790)	CACI International, Inc., Class A	(3,506,941)
(5,766)	Cogent Communications Group, Inc.	(60,024)
(58,800)	Compellent Technologies, Inc.	(1,031,940)
(21,200)	Computer Programs and Systems, Inc.	(828,496)
(24,350)	Concur Technologies, Inc.	(998,593)
(60,500)	Constant Contact, Inc.	(1,404,810)
(11,200)	Cree, Inc.	(786,464)
(4,051)	CSG Systems International, Inc.	(84,909)
(60,800)	Dell, Inc.	(912,608)
(35,200)	Digital River, Inc.	(1,066,560)
(304,355)	Earthlink, Inc.	(2,599,192)

Shares	Security Description	Value
(97,000)	Electronic Arts, Inc.	$(1,810,020)
(90,001)	Epicor Software Corp.	(860,410)
(29,200)	EPIQ Systems, Inc.	(362,956)
(20,000)	IHS, Inc., Class A	(1,069,400)
(87,000)	Informatica Corp.	(2,336,820)
(35,100)	Linear Technology Corp.	(992,628)
(32,500)	Maxwell Technologies, Inc.	(402,675)
(52,600)	MedAssets, Inc.	(1,104,600)
(43,100)	MEMC Electronic Materials, Inc.	(660,723)
(48,970)	Mentor Graphics Corp.	(392,739)
(58,100)	Microchip Technology, Inc.	(1,636,096)
(163,175)	Micron Technology, Inc.	(1,695,388)
(40,200)	National Semiconductor Corp.	(580,890)
(22,900)	NetApp, Inc.	(745,624)
(5,400)	Netease.com, ADR	(191,538)
(97,500)	Netezza Corp.	(1,247,025)
(15,500)	NetSuite, Inc.	(225,370)
(90,300)	Nuance Communications, Inc.	(1,502,592)
(617,150)	ON Semiconductor Corp.	(4,937,200)
(61,700)	Palm, Inc.	(231,992)
(21,600)	Pegasystems, Inc.	(799,200)
(5,800)	Quality Systems, Inc.	(356,352)
(79,818)	Radisys Corp.	(715,169)
(131,028)	Rambus, Inc.	(2,862,962)
(2,600)	Research In Motion, Ltd.	(192,270)
(3,443)	Rovi Corp.	(127,839)
(5,400)	Salesforce.com, Inc.	(402,030)
(2,835)	SanDisk Corp.	(98,176)
(199,076)	Seagate Technology	(3,635,128)
(40,300)	SEI Investments Co.	(885,391)
(24,600)	Sybase, Inc.	(1,146,852)
(59,600)	Symantec Corp.	(1,008,432)
(89,752)	SYNNEX Corp.	(2,653,069)
(294,324)	Take-Two Interactive Software, Inc.	(2,899,091)
(320,388)	TeleCommunication Systems, Inc., Class A	(2,348,444)
(157,557)	Teradyne, Inc.	(1,759,912)
(155,074)	THQ, Inc.	(1,087,069)
(51,900)	Ultimate Software Group, Inc.	(1,710,105)
(29,800)	Varian Semiconductor Equipment Associates, Inc.	(986,976)
(116,820)	Veeco Instruments, Inc.	(5,081,670)
(74,915)	Verigy, Ltd.	(837,550)
(11,200)	VMWare, Inc., Class A	(596,960)

		(76,087,415)

Materials - (1.3)%
(13,000)	Albemarle Corp.	(554,190)
(86,100)	Alcoa, Inc.	(1,226,064)
(68,100)	Avery Dennison Corp.	(2,479,521)
(14,200)	Compass Minerals International, Inc.	(1,139,266)
(13,600)	Deltic Timber Corp.	(599,080)
(18,100)	Ecolab, Inc.	(795,495)
(62,610)	Goldcorp, Inc.	(2,330,344)

See Notes to Financial Statements.	40	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

SCHEDULE OF SECURITIES SOLD SHORT

MARCH 31, 2010

Shares	Security Description	Value
(18,400)	Intrepid Potash, Inc.	$(558,072)
(329,636)	Jaguar Mining, Inc.	(3,035,948)
(38,520)	Kaiser Aluminum Corp.	(1,485,716)
(2,800)	Monsanto Co.	(199,976)
(20,400)	Nucor Corp.	(925,752)
(9,900)	Potash Corp. of Saskatchewan, Inc.	(1,181,565)
(10,500)	PPG Industries, Inc.	(686,700)
(20,800)	Rayonier, Inc.	(944,944)
(19,000)	Royal Gold, Inc.	(877,990)
(16,700)	Schweitzer-Mauduit International, Inc.	(794,252)
(32,300)	Sensient Technologies Corp.	(938,638)
(18,142)	Steel Dynamics, Inc.	(316,941)
(9,210)	Sterlite Industries India, Ltd., ADR	(171,398)
(15,000)	The Mosaic Co.	(911,550)
(18,300)	The Sherwin-Williams Co.	(1,238,544)
(50,500)	Thompson Creek Metals Co., Inc.	(683,265)
(32,802)	United States Steel Corp.	(2,083,583)
(41,000)	Vulcan Materials Co.	(1,936,840)
(24,500)	Weyerhaeuser Co.	(1,109,115)

		(29,204,749)

Telecommunication Services - (1.2)%
(65,247)	ADC Telecommunications, Inc.	(476,956)
(35,000)	Adtran, Inc.	(922,250)
(150,154)	Alaska Communications Systems Group, Inc.	(1,219,251)
(202,617)	Ciena Corp.	(3,087,883)
(121,727)	CommScope, Inc.	(3,410,791)
(101,360)	Comtech Telecommunications Corp.	(3,242,506)
(3,457)	Leap Wireless International, Inc.	(56,557)
(42,300)	Neutral Tandem, Inc.	(675,954)
(52,200)	SAVVIS, Inc.	(861,300)
(398,455)	Sirius XM Radio, Inc.	(346,855)
(34,600)	Sycamore Networks, Inc.	(695,806)
(12,000)	Telefonos de Mexico SAB de CV, ADR, Class L	(187,200)
(51,300)	Thomson Reuters Corp.	(1,862,190)
(51,082)	TW Telecom, Inc.	(927,138)
(310,936)	Virgin Media, Inc.	(5,366,755)
(79,938)	WebMD Health Corp.	(3,707,524)

		(27,046,916)

Utilities - (0.8)%
(8,000)	Allegheny Energy, Inc.	(184,000)
(19,600)	American Electric Power Co., Inc.	(669,928)
(92,000)	American Water Works Co., Inc.	(2,001,920)
(19,300)	Atmos Energy Corp.	(551,401)
(40,900)	Calpine Corp.	(486,301)
(28,800)	CenterPoint Energy, Inc.	(413,568)
(40,000)	Hawaiian Electric Industries, Inc.	(898,000)
(46,300)	NiSource, Inc.	(731,540)
(27,200)	Northeast Utilities	(751,808)
(69,500)	Otter Tail Corp.	(1,526,220)

Shares	Security Description			Value
(42,500)	Pepco Holdings, Inc.			$(728,875)
(26,300)	Pico Holdings, Inc.			(978,097)
(35,000)	PPL Corp.			(969,850)
(52,700)	Progress Energy, Inc.			(2,074,272)
(28,600)	Public Service Enterprise Group, Inc.			(844,272)
(68,200)	Southern Co.			(2,261,512)
(56,100)	The Empire District Electric Co.			(1,010,922)
(23,700)	Xcel Energy, Inc.			(502,440)

				(17,584,926)

Total Common Stock (Cost $(510,151,945))				(567,307,095)

Total Equity Securities (Cost $(510,151,945))				(567,307,095)

Fixed Income Securities - 0.0%
U.S. Government & Agency Obligations - 0.0%
U.S. Treasury Securities - 0.0%

Principal	Security Description	Rate	Maturity	Value
$(300,000)	U.S. Treasury Note (Cost $(306,968))	3.63%	8/15/19	(296,438)

Total Fixed Income Securities (Cost $(306,968))				(296,438)

Investment Companies - (5.5)%
(346,920)	iShares Russell 2000 Index Fund			(23,524,645)
(303,915)	Powershares QQQ			(14,642,625)
(518,070)	SPDR S&P 500 ETF Trust			(60,609,009)
(162,380)	SPDR S&P MidCap 400 ETF Trust			(23,246,321)

Total Investment Companies (Cost $(114,999,129))				(122,022,600)

Total Short Positions (Cost $(625,458,042))				$(689,626,133)

See Notes to Financial Statements.	41	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

SCHEDULE OF CALL AND PUT OPTIONS WRITTEN

MARCH 31, 2010

Contracts	Security Description	Strike Price	Expiration Date	Value
Written Options - (0.4)%
Call Options Written - (0.1)%
(300)	Carmax, Inc.	$25.00	04/10	$(34,500)
(900)	iShares MSCI Emerging Markets	50.00	01/11	(87,300)
(250)	Royal Caribbean Cruises, Ltd.	30.00	06/10	(107,500)
(250)	Royal Caribbean Cruises, Ltd.	28.00	06/10	(145,000)
(247)	Royal Caribbean Cruises, Ltd.	35.00	09/10	(69,901)
(250)	Royal Caribbean Cruises, Ltd.	30.00	09/10	(135,000)
(1,699)	S&P 500 Index	1275.00	04/10	(8,495)
(564)	S&P 500 Index	1270.00	04/10	(2,820)
(579)	S&P 500 Index	1260.00	04/10	(2,895)
(619)	S&P 500 Index	1250.00	04/10	(6,190)
(1,900)	SPDR S&P 500 ETF Trust	130.00	12/10	(361,000)
(250)	The Boeing Co.	80.00	01/11	(97,500)
(4,800)	Wells Fargo & Co.	35.00	07/10	(230,400)

Total Call Options Written (Premiums Received $(1,259,220))				(1,288,501)

Put Options Written - (0.3)%
(125)	American Express Co.	35.00	01/11	(28,125)
(17)	Apple, Inc.	180.00	01/11	(13,005)
(65)	Baxter International, Inc.	57.50	08/10	(17,387)
(225)	Bed Bath & Beyond, Inc.	37.00	08/10	(18,000)
(100)	Best Buy Co., Inc.	35.00	01/11	(17,250)
(130)	Chubb Corp.	50.00	01/11	(46,800)
(1,150)	Citigroup, Inc.	4.00	01/11	(64,400)
(1,150)	Citigroup, Inc.	2.50	01/11	(12,650)
(190)	Comcast Corp.	14.00	07/10	(2,375)
(200)	Comcast Corp.	12.50	01/11	(7,000)
(75)	Costco Wholesale Corp.	57.50	07/10	(11,325)
(75)	Costco Wholesale Corp.	55.00	07/10	(6,300)
(245)	CVS Caremark Corp.	35.00	01/11	(67,375)
(450)	CVS Caremark Corp.	35.00	01/12	(201,375)

Contracts	Security Description	Strike Price	Expiration Date	Value
(70)	DeVry, Inc.	$50.00	08/10	$(7,000)
(60)	Dollar Tree, Inc.	45.00	08/10	(2,400)
(100)	Exxon Mobil Corp.	70.00	07/10	(47,800)
(100)	Exxon Mobil Corp.	65.00	01/11	(45,000)
(100)	Family Dollar Stores, Inc.	30.00	07/10	(4,500)
(160)	Fluor Corp.	40.00	07/10	(12,800)
(75)	International Business Machines Corp.	115.00	04/10	(375)
(35)	International Business Machines Corp.	130.00	01/11	(37,275)
(34)	International Business Machines Corp.	130.00	01/12	(54,400)
(135)	International Business Machines Corp.	120.00	01/12	(156,262)
(150)	Johnson & Johnson	60.00	01/11	(33,150)
(250)	Johnson & Johnson	60.00	01/12	(116,250)
(110)	Joy Global, Inc.	40.00	01/11	(30,030)
(100)	JPMorgan Chase & Co.	40.00	06/10	(8,600)
(400)	Lowe’s Cos., Inc.	22.50	01/11	(64,800)
(230)	McDonald’s Corp.	65.00	01/11	(96,600)
(250)	Medtronic, Inc.	35.00	01/11	(32,500)
(280)	Medtronic, Inc.	45.00	01/12	(186,200)
(170)	Merck & Co., Inc.	40.00	01/11	(93,500)
(725)	Merck & Co., Inc.	30.00	01/12	(203,725)
(1,450)	Merck & Co., Inc.	25.00	01/12	(222,575)
(71)	Mohawk Industries	40.00	01/11	(11,715)
(80)	PepsiCo, Inc.	57.50	04/10	(400)
(175)	PepsiCo, Inc.	60.00	07/10	(12,250)
(800)	Pfizer, Inc.	20.00	01/11	(294,000)
(500)	Pfizer, Inc.	17.50	01/11	(93,500)
(100)	QUALCOMM, Inc.	40.00	01/11	(34,900)
(90)	Quest Diagnostics, Inc.	60.00	08/10	(35,550)
(100)	Ross Stores, Inc.	40.00	01/11	(9,500)
(312)	S&P 500 Index	1075.00	04/10	(34,320)
(1,163)	S&P 500 Index	1070.00	04/10	(133,745)
(564)	S&P 500 Index	1055.00	04/10	(47,940)
(938)	S&P 500 Index	1050.00	04/10	(79,730)
(195)	S&P 500 Index	1045.00	04/10	(12,675)
(70)	Schlumberger, Ltd.	55.00	01/11	(27,300)

See Notes to Financial Statements.	42	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

SCHEDULE OF CALL AND PUT OPTIONS WRITTEN

MARCH 31, 2010

Contracts	Security Description	Strike Price	Expiration Date	Value
(2,475)	SPDR S&P 500 ETF Trust	$105.00	03/11	$(1,336,500)
(17,400)	SPDR S&P 500 ETF Trust	70.00	03/11	(1,209,300)
(100)	St Jude Medical, Inc.	35.00	07/10	(5,500)
(1,600)	State Street Corp.	30.00	01/12	(348,000)
(325)	The Bank of New York Mellon Corp.	30.00	01/11	(91,813)
(250)	The Boeing Co.	65.00	01/11	(118,750)
(100)	The Boeing Co.	55.00	01/11	(22,400)
(115)	The Coca-Cola Co.	50.00	01/11	(26,220)
(300)	The Procter & Gamble Co.	50.00	01/11	(29,100)
(100)	The St. Joe Co.	30.00	01/11	(23,000)
(100)	The St. Joe Co.	25.00	01/11	(10,250)
(430)	The Walt Disney Co.	30.00	07/10	(16,555)
(180)	Walgreen Co.	35.00	01/11	(44,100)
(965)	Wal-Mart Stores, Inc.	50.00	01/11	(181,420)
(160)	Waste Management, Inc.	32.50	07/10	(14,400)
(800)	Wells Fargo & Co.	25.00	01/12	(218,400)

Total Put Options Written (Premiums Received $(8,490,756))				(6,492,342)

Total Written Options (Premiums Received $(9,749,976))				$(7,780,843)

See Notes to Financial Statements.	43	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

NOTES TO SCHEDULE OF INVESTMENTS

MARCH 31, 2010

ADR American Depositary Receipt

ETF Exchange Traded Fund

ETN Exchange Traded Note

FHLB Federal Home Loan Bank

FHLMC Federal Home Loan Mortgage Corporation

FNMA Federal National Mortgage Association

GNMA Government National Mortgage Association

LLC Limited Liability Company

LP Limited Partnership

MTN Medium Term Note

PLC Public Limited Company

REIT Real Estate Investment Trust

(a)	All or a portion of this security is held as collateral for securities sold short.
(b)	Non-income producing security.
(c)	Subject to put option written by the Fund.
(d)	Subject to call option written by the Fund.
(e)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At year end, the value of these securities amounted to $163,585,030 or 7.4% of net assets.
(f)	Variable rate security. Rate presented is as of March 31, 2010.
(g)	Debt obligation initially issued at one coupon rate which converts to higher coupon rate at a specified date. Rate presented is as of March 31, 2010.
(h)	Security is in default on scheduled interest or principal payments.
(i)	Security fair valued in accordance with procedures adopted by the Board of Trustees. At year end, the value of these securities amounted to $9,577,546 or 0.4% of net assets.
(j)	Zero coupon bond. Interest rate presented is yield to maturity.
(k)	Rate presented is yield to maturity.
(l)	Holders of Comdisco Holding Co., Inc. were issued contingent equity distribution rights pursuant to the Comdisco, Inc. First Amended Joint Plan of Reorganization. Accordingly, there is no associated strike price or expiration date.

A summary of outstanding credit default swap agreements held by the Fund at March 31, 2010, is as follows:

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	Receive Rate	Termination Date	Notional Amount	Net Unrealized Appreciation
Barclays	Index ABS CDS	Sell	0.09%	08/25/37	$(2,400,000)	$140,984
Barclays	Index ABS CDS	Sell	0.76%	01/25/38	(2,400,000)	187,516

						$328,500

The aggregate cash/securities held as collateral for the above counterparty was $3,221,814 as of March 31, 2010. The notional amounts are equal to the potential payment that the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection.

The Fund enters contracts to sell protection to create a long credit position. Credit events that could require payment are bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.

At March 31, 2010, the Fund held the following futures contracts:

Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation/ (Depreciation)
9	U.S. 5-year Note (CBT) Future	06/30/10	$1,036,218	$(2,625)
23	U.S. 10-year Note (CBT) Future	06/30/10	2,672,998	752
(2)	3-Month Euro$ Future	09/13/10	(491,097)	(6,227)
(2)	3-Month Euro$ Future	12/13/10	(489,097)	(6,752)
(2)	3-Month Euro$ Future	03/14/11	(487,247)	(6,852)
(2)	3-Month Euro$ Future	06/13/11	(485,398)	(6,827)
(2)	3-Month Euro$ Future	09/19/11	(483,747)	(6,652)
(2)	3-Month Euro$ Future	12/19/11	(482,147)	(6,478)
(2)	3-Month Euro$ Future	03/19/12	(480,998)	(6,078)
(2)	3-Month Euro$ Future	06/18/12	(479,948)	(5,653)
(4,700)	S&P 500 Emini Future	06/18/10	(267,816,500)	(6,017,250)
(20)	U.S. 2-year Note (CBT) Future	06/30/10	(4,337,188)	(1,875)
(50)	U.S. 5-year Note (CBT) Future	06/30/10	(5,759,049)	16,861
(140)	U.S. 10-year Note (CBT) Future	06/30/10	(16,367,692)	92,692
(20)	U.S. Long Bond (CBT) Future	06/30/10	(2,332,500)	10,000

			$(296,783,392)	$(5,952,964)

See Notes to Financial Statements.	44	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

NOTES TO SCHEDULE OF INVESTMENTS

MARCH 31, 2010

*	Cost for Federal income tax purposes is $1,048,488,048 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$258,431,445
Gross Unrealized Depreciation	(140,049,256)

Net Unrealized Appreciation	$118,382,189

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2010:

The inputs or methodology for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, refer to Note 2—Security Valuation section in the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Assets
Investments at Value:
Common Stock
Consumer Discretionary	$191,169,041	$-	$-	$191,169,041
Consumer Staples	106,310,220	-	-	106,310,220
Energy	51,230,867	-	-	51,230,867
Financial	152,003,590	-	-	152,003,590
Healthcare	86,673,414	-	-	86,673,414
Industrial	84,243,280	-	-	84,243,280
Information Technology	70,160,144	-	-	70,160,144
Materials	26,054,805	-	-	26,054,805
Telecommunication Services	31,602,016	-	-	31,602,016
Utilities	15,263,854	-	-	15,263,854
Preferred Stock
Consumer Discretionary	17,357,008	-	-	17,357,008
Consumer Staples	1,561,194	-	-	1,561,194
Energy	6,165,044	-	-	6,165,044
Financial	15,472,265	-	-	15,472,265
Healthcare	5,182,473	-	-	5,182,473
Industrial	2,062,413	-	-	2,062,413
Asset Backed Obligations		160,021,027	-	160,021,027
Corporate Convertible Bonds	-	404,351,035	9,549,732	413,900,767
Corporate Non-Convertible Bonds	-	74,458,823	27,814	74,486,637
Foreign Government Bonds	-	808,000	-	808,000
Interest-Only Bond	-	479,148	-	479,148
Municipal Bonds	-	474,335	-	474,335
Syndicated Loans	-	2,307,298	-	2,307,298
U.S. Government and Agency Obligations	-	136,144,699	-	136,144,699
Rights	35,048	-	-	35,048
Warrant	373,076	-	-	373,076
Investment Companies	167,461,886	-	-	167,461,886
Commercial Paper	-	12,278,132	-	12,278,132
Purchased Options	32,995,532	-	-	32,995,532

Total Investments at Value	1,063,377,170	791,322,497	9,577,546	1,864,277,213
Other Financial Instruments**:
Credit Default Swaps	-	328,500	-	328,500
Futures	120,305	-	-	120,305

Total Assets	$1,063,497,475	$791,650,997	$9,577,546	$1,864,726,018

See Notes to Financial Statements.	45	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

NOTES TO SCHEDULE OF INVESTMENTS

MARCH 31, 2010

	Level 1	Level 2	Level 3	Total
Liabilities
Securities Sold Short
Common Stock	$(567,307,095)	$-	$-	$(567,307,095)
U.S. Treasury Securities	-	(296,438)	-	(296,438)
Investment Companies	(122,022,600)	-	-	(122,022,600)

Total Securities Sold Short	(689,329,695)	(296,438)	-	(689,626,133)
Other Financial Instruments **:
Written Options	(7,780,843)	-	-	(7,780,843)
Futures	(6,073,269)	-	-	(6,073,269)

Total Liabilities	$(703,183,807)	$(296,438)	$-	$(703,480,245)

**	Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as futures and credit default swaps, which are valued at the unrealized appreciation (depreciation) of the instrument. Written options are reported at their market value at year end.

The following is a reconciliation of Level 3 assets (at either the beginning or ending of the year) for which significant unobservable inputs were used to determine fair value.

	Asset Backed Obligations	Corporate Convertible Bonds	Corporate Non-Convertible Bonds	Total
Balance as of 03/31/09	$222,914	$4,754,510	$-	$4,977,424
Accrued Accretion/(Amortization)	21,428	234,595	(58)	255,965
Realized Gain/(Loss)	(4,764)	677,604	-	672,840
Change in Unrealized Appreciation/(Depreciation)	141,682	2,551,543	(139,974)	2,553,251
Purchases	-	13,865,192	167,846	14,033,038
Sales	(282,243)	(9,807,912)	-	(10,090,155)
Transfers In/(Out)	(99,017)	(2,725,800)	-	(2,824,817)

Balance as of 03/31/10	$-	$9,549,732	$27,814	$9,577,546

Net change in unrealized appreciation/(depreciation) from investments held as of 03/31/10 ***	$-	$1,570,176	$(139,974)	$1,430,202

***	The unrealized appreciation (depreciation) is included in net change in unrealized appreciation (depreciation) of investments in the accompanying Statement of Operations.

See Notes to Financial Statements.	46	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

Shares	Security Description	Value
Long Positions - 85.3%
Equity Securities - 31.4%
Common Stock - 29.8%
Consumer Discretionary - 8.8%
44,523	Accuride Corp. (a)	$58,548
16,951	Amazon.com, Inc. (a)(b)	2,300,759
4,067	Chipotle Mexican Grill, Inc. (a)	458,229
20,840	Comcast Corp., Special Class A	374,495
133,867	Denny’s Corp. (a)	514,049
23,878	DeVry, Inc.	1,556,846
33,992	DIRECTV, Class A (a)(b)	1,149,269
29,936	EchoStar Corp., Class A (a)	607,102
90,167	Ford Motor Co. (a)	1,133,399
1,701	Google, Inc., Class A (a)	964,484
13,718	Ingles Market, Inc., Class A	206,182
29,092	J Crew Group, Inc. (a)	1,335,323
55,994	Las Vegas Sands Corp. (a)	1,184,273
52,500	Liberty Media Corp. - Starz, Series A (a)	2,870,700
6,808	Lululemon Athletica, Inc. (a)	282,532
34,023	McDonald’s Corp. (b)	2,270,014
23,869	Nu Skin Enterprises, Inc., Class A	694,588
3,403	priceline.com, Inc. (a)	867,765
16,972	Rue21, Inc. (a)	588,419
164,967	Sky City Entertainment Group, Ltd.	377,333
27,362	Starbucks Corp.	664,076
91,062	Stewart Enterprises, Inc., Class A	569,137
32,992	Susser Holdings Corp. (a)	278,782
23,389	The Geo Group, Inc. (a)	463,570
317,500	Tigrent, Inc. (a)	174,625
134,831	Titan International, Inc. (b)	1,177,075
20,419	Ulta Salon Cosmetics & Fragrance, Inc. (a)	461,878
51,561	Under Armour, Inc., Class A (a)	1,516,409

		25,099,861

Consumer Staples - 1.6%
13,606	Green Mountain Coffee Roasters, Inc. (a)(b)	1,317,333
614,046	QLT, Inc. (a)	3,131,634

		4,448,967

Energy - 6.2%
22,285	Canadian Oil Sands Trust	668,122
27,742	Clean Energy Fuels Corp. (a)	631,963
192,384	Energy Partners, Ltd. (a)	2,343,237
67,294	Exterran Holdings, Inc. (a)(b)	1,626,496
18,000	Exterran Partners LP	395,100
3,400	Mitcham Industries, Inc. (a)	24,582
3,583	Petroleo Brasileiro SA, ADR	141,851
5,230,572	Primary Energy Recycling, Inc. (c)	4,892,476
85,000	SEACOR Holdings, Inc. (a)(b)	6,856,100

		17,579,927

Shares	Security Description	Value
Financial - 6.5%
11,324	Asset Managers Holdings Co., Ltd. (a)	$1,180,971
474,000	CapitalSource, Inc. (b)(d)	2,649,660
313,445	Coventree, Inc. (a)	1,149,591
17,276	Global Cash Access Holdings, Inc. (a)	141,145
27,633	Hilltop Holdings, Inc. (a)	324,688
34,023	JPMorgan Chase & Co. (b)	1,522,529
165,463	MI Developments, Inc., Class A	2,157,638
6,750,000	Pacific Century Premium Developments, Ltd.	2,521,171
868,600	Urbana Corp., Non Voting Class A (a)	1,342,689
20,428	Visa, Inc., Class A (b)	1,859,561
169,850	Walter Investment Management Corp. REIT	2,717,600
34,016	Wells Fargo & Co.	1,058,578

		18,625,821

Healthcare - 0.4%
70,000	Triple-S Management Corp., Class B (a)	1,243,200

Industrial - 0.4%
95,000	Aircastle, Ltd.	899,650
10,900	Canfor Corp. (a)	101,418
47,500	Timberwest Forest Corp. (a)	210,456

		1,211,524

Information Technology - 3.0%
27,631	AOL, Inc. (a)	698,512
6,804	Apple, Inc. (a)(b)	1,598,464
68,060	Aruba Networks, Inc. (a)	929,700
16,947	Hewlett-Packard Co.	900,733
13,482	International Business Machines Corp. (b)	1,729,066
34,029	Marvell Technology Group, Ltd. (a)	693,511
18,733	Rovi Corp. (a)	695,556
10,216	Salesforce.com, Inc. (a)	760,581
32,414	SolarWinds, Inc. (a)	702,087

		8,708,210

Materials - 1.8%
25,000	Acadian Timber Corp.	183,873
8,839	Agnico-Eagle Mines, Ltd.	492,067
36,700	Andean Resources, Ltd. (a)	92,504
17,500	AuEx Ventures, Inc. (a)	52,208
16,486	Cameco Corp.	451,881
2,112	Clearwater Paper Corp. (a)	104,016
18,152	Domtar Corp. (a)	1,169,170
44,300	KapStone Paper and Packaging Corp. (a)	525,841
2,480	Kirkland Lake Gold, Inc. (a)	18,533
39,843	Lake Shore Gold Corp. (a)	98,857
12,780	Monsanto Co.	912,748
13,577	Newmont Mining Corp.	691,477
3,200	Schweitzer-Mauduit International, Inc.	152,192

See Notes to Financial Statements.	47	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

Shares	Security Description			Value
15,000	Sprott Resource Corp. (a)			$69,414
2,969	The Mosaic Co.			180,426

				5,195,207

Telecommunication Services - 1.1%
17,011	Atheros Communications, Inc. (a)			658,496
105,000	Vodafone Group PLC, ADR			2,445,450

				3,103,946

Total Common Stock (Cost $72,939,775)				85,216,663

Preferred Stock - 1.6%
Energy - 0.1%

		Rate
3,498	McMoRan Exploration Co.	6.75%		374,566

Financial - 1.5%
207,687	Fremont General Financing I	9.00		4,257,584

Total Preferred Stock (Cost $4,307,528)				4,632,150

Total Equity Securities (Cost $77,247,303)				89,848,813

Principal	Security Description		Maturity	Value
Fixed Income Securities - 25.5%
Asset Backed Obligations - 4.5%
$400,000	ACE Securities Corp., Series 2006-HE1 A2D (e)	0.55	02/25/36	164,888
126,605	Aerco, Ltd., Series 2A A3 (e)(f)	0.69	07/15/25	74,697
20,000	American Airlines Pass Through Trust, Series 2001-02	7.86	10/01/11	20,250
46,742	American Airlines Pass Through Trust, Series 2003-01 (b)	3.86	07/09/10	46,538
49,656	American Airlines Pass Through Trust, Series 2009-1A	10.38	07/02/19	57,352
89,000	Argent Securities, Inc., Series 2005-W5 A2D (e)	0.57	01/25/36	39,261
115,000	Astoria Depositor Corp. (f)	8.14	05/01/21	112,197
155,006	Banc of America Funding Corp., Series 2007-8 2A1	7.00	10/25/37	105,460

Principal	Security Description	Rate	Maturity	Value
$129,743	Bear Stearns Alt-A Trust, Series 2005-4 21A (e)	3.21%	05/25/35	$87,154
125,000	Carrington Mortgage Loan Trust, Series 2007-FRE1 A3 (e)	0.51	02/25/37	44,771
400,000	Centex Home Equity Loan Trust, Series 2006-A AV4 (e)	0.50	06/25/36	207,202
87,094	Citigroup Mortgage Loan Trust, Inc., Series 2007-AR8 2A1A (e)	5.85	07/25/37	64,162
500,000	Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH1 A4 (e)	0.45	01/25/37	208,903
457,000	Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH2 A3 (e)	0.43	03/25/37	199,083
495,000	Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH4 A2C (e)	1.55	07/25/37	202,289
105,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4 A4	5.32	12/11/49	101,828
84,751	Citimortgage Alternative Loan Trust, Series 2007-A1 1A7	6.00	01/25/37	58,172
76,364	Conseco Finance, Series 2001-D A5 (e)	6.69	11/15/32	76,976
70,000	Continental Airlines, Inc., Series 2007-1	5.98	04/19/22	68,775
48,989	Continental Airlines, Inc., Series 2009-1	9.00	07/08/16	53,398
93,254	Coso Geothermal Power Holdings (f)	7.00	07/15/26	88,468
346,107	Countrywide Alternative Loan Trust, Series 2005-27 2A1 (e)	1.81	08/25/35	182,249
190,407	Countrywide Alternative Loan Trust, Series 2006-OA10 1A1 (e)	1.36	08/25/46	99,979
345,191	Countrywide Alternative Loan Trust, Series 2006-OA22 A1 (e)	0.41	02/25/47	185,067
71,604	Countrywide Alternative Loan Trust, Series 2007-OH1 A1A (e)	0.34	04/25/47	60,966
300,000	Countrywide Asset-Backed Certificates, Series 2007-10 2A2 (e)	0.37	06/25/47	210,428

See Notes to Financial Statements.	48	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

Principal	Security Description	Rate	Maturity	Value
$237,904	Countrywide Asset-Backed Certificates, Series 2007-13 2A2 (e)	1.05%	10/25/47	$168,228
300,000	Countrywide Asset-Backed Certificates, Series 2007-4 A2	5.53	09/25/37	267,717
80,000	Countrywide Asset-Backed Certificates, Series 2007-5 2A2 (e)	0.42	09/25/47	61,099
75,000	Countrywide Asset-Backed Certificates, Series 2007-7 2A2 (e)	0.41	10/25/47	60,407
171,360	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-HYB5 3A1 (e)	3.48	04/20/35	121,067
77,636	Countrywide Home Loan Mortgage Pass Through Trust, Series 2007-HY3 2A1 (e)	5.49	06/25/47	55,331
350,000	Credit - Based Asset Servicing and Securitization, LLC, Series 2006-CB4 AV3 (e)	0.40	05/25/36	188,112
250,000	Credit - Based Asset Servicing and Securitization, LLC, Series 2006-CB8 A2B (e)	0.36	10/25/36	204,953
160,000	Credit Suisse Mortgage Capital Certificates, Series 2006-C5 A3	5.31	12/15/39	151,317
120,000	CW Capital Cobalt, Ltd., Series 2006-C1 A4	5.22	08/15/48	114,778
50,000	Delta Air Lines, Inc., Series 2000-A2	7.57	11/18/10	51,500
50,000	Delta Air Lines, Inc., Series 2002-G2	6.42	07/02/12	50,125
185,455	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2007-OA2 A1 (e)	1.02	04/25/47	104,217
31,746	Dynegy Roseton/Danskammer Pass Through Trust, Series A	7.27	11/08/10	31,865
65,000	Dynegy Roseton/Danskammer Pass Through Trust, Series B	7.67	11/08/16	63,172
300,000	Ellington Loan Acquisition Trust, Series 2007-1 A2C (e)(f)	1.50	05/29/37	133,810

Principal	Security Description	Rate	Maturity	Value
$394,000	Ellington Loan Acquisition Trust, Series 2007-2 A2C (e)(f)	1.35%	05/25/37	$195,219
300,000	Equifirst Loan Securitization Trust, Series 2007-1 A2B (e)	0.44	04/25/37	152,971
450,000	First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF11 2A3 (e)	0.40	08/25/36	199,181
21,950	FPL Energy National Wind Portfolio, LLC (f)	6.13	03/25/19	21,155
15,870	FPL Energy Wind Funding, LLC (f)	6.88	06/27/17	15,513
52,567	Green Tree Home Improvement Loan Trust, Series 1997-E HEB1	7.53	01/15/29	50,087
110,000	Greenwich Capital Commercial Funding Corp., Series 2006-GG7 A4 (e)	5.89	07/10/38	112,320
180,000	GSAA Home Equity Trust, Series 2005-7 AF3 (e)	4.75	05/25/35	142,590
400,000	GSAMP Trust, Series 2007-FM2 A2B (e)	0.34	01/25/37	165,183
203,420	Harborview Mortgage Loan Trust, Series 2007-5 A1A (e)	0.43	09/19/37	106,430
42,029	HSBC Home Equity Loan Asset Backed Certificates, Series 2006-1 A1 (e)	0.40	01/20/36	36,709
300,000	HSBC Home Equity Loan Asset Backed Certificates, Series 2007-1 M2 (e)	0.72	03/20/36	69,243
72,514	HSBC Home Equity Loan Asset Backed Certificates, Series 2007-3 APT (e)	1.44	11/20/36	65,790
110,000	HSBC Home Equity Loan Asset Backed Certificates, Series 2007-3 M1 (e)	2.49	11/20/36	56,699
120,000	Indiantown Cogeneration LP, Series A-10	9.77	12/15/20	129,532
122,136	Indymac Index Mortgage Loan Trust, Series 2006-AR19 1A2 (e)	5.85	08/25/36	60,949

See Notes to Financial Statements.	49	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

Principal	Security Description	Rate	Maturity	Value
$400,000	Indymac Residential Asset Backed Trust, Series 2007-A 2A4A (e)	0.57%	04/25/47	$160,574
120,709	JetBlue Airways Pass Through Trust, Series 2004-2 G1 (e)	0.63	08/15/16	100,188
165,000	JP Morgan Alternative Loan Trust, Series 2006-A4 A7 (e)	6.30	09/25/36	82,132
120,000	JP Morgan Alternative Loan Trust, Series 2006-A6 2A5 (e)	6.05	11/25/36	77,492
160,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18 A4	5.44	06/12/47	156,667
105,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19 A4 (e)	5.75	02/12/49	104,549
210,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LD12 A4 (e)	5.88	02/15/51	205,723
110,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX A3	5.42	01/15/49	106,172
265,000	JP Morgan Mortgage Acquisition Corp., Series 2006-CH1 A4 (e)	0.39	07/25/36	186,262
350,000	JP Morgan Mortgage Acquisition Corp., Series 2006-HE1 A4 (e)	0.52	01/25/36	137,265
300,000	JP Morgan Mortgage Acquisition Corp., Series 2007-CH1 AV4 (e)	0.38	10/25/36	244,407
185,000	JP Morgan Mortgage Acquisition Corp., Series 2007-CH2 AF2 (g)	5.48	01/25/37	136,006
360,000	JP Morgan Mortgage Acquisition Corp., Series 2007-CH3 A4 (e)	0.46	03/25/37	143,455
200,000	JP Morgan Mortgage Acquisition Corp., Series 2007-CH4 A3 (e)	0.36	05/25/37	117,348
135,642	Lehman XS Trust, Series 2006-14N 3A2 (e)	0.37	08/25/36	60,475

Principal	Security Description	Rate	Maturity	Value
$140,683	Lehman XS Trust, Series 2007-16N 2A2 (e)	1.10%	09/25/47	$76,415
500,000	Master Asset Backed Securities Trust, Series 2006-AM3 A4 (e)	0.49	10/25/36	177,979
350,000	Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3 A2C (e)	0.43	06/25/37	136,774
115,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4 A3 (e)	5.17	12/12/49	111,467
230,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-7 A4 (e)	5.75	06/12/50	211,307
171,264	Mid-State Trust, Series 2006-1A (f)	5.79	10/15/40	170,598
76,160	Midwest Generation, LLC, Series B	8.56	01/02/16	77,972
655,000	Morgan Stanley ABS Capital Inc., Series 2006-HE1 A4 (e)	0.54	01/25/36	302,053
365,000	Morgan Stanley ABS Capital Inc., Series 2006-HE3 A2D (e)	0.50	04/25/36	131,715
400,000	Morgan Stanley ABS Capital Inc., Series 2006-NC2 A2D (e)	0.54	02/25/36	151,050
200,000	Morgan Stanley ABS Capital Inc., Series 2007-HE2 A2B (e)	0.34	01/25/37	92,213
110,000	Morgan Stanley Capital Inc., Series 2007-IQ16 A4	5.81	12/12/49	108,397
195,708	Morgan Stanley Mortgage Loan Trust, Series 2006-11 1A3 (g)	6.42	08/25/36	113,685
80,000	Nationstar Home Equity Loan Trust, Series 2006-B AV3 (e)	0.42	09/25/36	58,115
220,000	Nationstar Home Equity Loan Trust, Series 2006-B AV4 (e)	0.53	09/25/36	103,369
125,000	Nationstar Home Equity Loan Trust, Series 2007-A AV4 (e)	0.48	03/25/37	58,475
197,600	Newcastle Mortgage Securities Trust, Series 2007-1 2A4 (e)	0.59	04/25/37	64,997

See Notes to Financial Statements.	50	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

Principal	Security Description	Rate	Maturity	Value
$230,060	Option One Mortgage Loan Trust, Series 2006-3 2A2 (e)	0.35%	02/25/37	$148,259
380,000	Option One Mortgage Loan Trust, Series 2007-4 2A3 (e)	0.49	04/25/37	138,022
375,000	Option One Mortgage Loan Trust, Series 2007-6 2A3 (e)	0.43	07/25/37	154,235
82,000	Prudential Holdings, LLC (f)	8.70	12/18/23	94,663
84,349	Reliant Energy Mid-Atlantic Power Holdings, LLC, Series B	9.24	07/02/17	90,254
100,000	Saxon Asset Securities Trust, Series 2005-2 M1 (e)	0.67	10/25/35	82,537
320,000	Saxon Asset Securities Trust, Series 2006-3 A3 (e)	0.42	10/25/46	138,959
217,745	Securitized Asset Backed Receivables, LLC Trust, Series 2007-BR2 A2 (e)	0.48	02/25/37	96,118
500,000	Securitized Asset Backed Receivables, LLC Trust, Series 2007-NC1 A2B (e)	0.40	12/25/36	191,687
250,000	Soundview Home Equity Loan Trust, Series 2006-WF2 A2C (e)	0.39	12/25/36	193,253
216,874	Structured Asset Mortgage Investments, Inc., Series 2006-AR8 A1A (e)	0.45	10/25/36	121,134
171,674	Structured Asset Mortgage Investments, Inc., Series 2007-AR3 2A1 (e)	0.44	09/25/47	98,604
348,361	Structured Asset Mortgage Investments, Inc., Series 2007-AR6 A1 (e)	1.96	08/25/47	197,371
120,000	Structured Asset Securities Corp., Series 2007-BC3 2A2 (e)	0.39	05/25/47	75,031
97,013	Thornburg Mortgage Securities Trust, Series 2007-3 3A1 (e)	0.47	06/25/47	80,569

Principal	Security Description	Rate	Maturity	Value
$90,000	UAL Pass Through Trust, Series 2009-1	10.40%	11/01/16	$97,425
152,510	WaMu Mortgage Pass Through Certificates, Series 2004-AR6 A (e)	0.67	05/25/44	90,471
99,177	WaMu Mortgage Pass Through Certificates, Series 2007-HY4 1A1 (e)	5.45	04/25/37	70,905
189,126	WaMu Mortgage Pass Through Certificates, Series 2007-OA6 1A (e)	1.27	07/25/47	111,863
87,096	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-3 2A3 (e)	0.80	05/25/35	59,147
121,765	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-4 CB13 (e)	0.75	06/25/35	82,284
138,698	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-1 4CB	6.50	02/25/36	87,681
176,181	Wells Fargo Home Equity Trust, Series 2006-3 A2 (e)	0.40	01/25/37	108,174

Total Asset Backed Obligations (Cost $10,556,071)				13,001,724

Corporate Convertible Bonds - 6.1%
Consumer Discretionary - 1.0%
1,700,000	Stewart Enterprises, Inc. (b)	3.38	07/15/16	1,462,000

See Notes to Financial Statements.	51	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

Principal	Security Description	Rate	Maturity	Value
$1,375,000	Titan International, Inc. (f)	5.63%	01/15/17	$1,512,500

				2,974,500

Financial - 2.2%
1,500,000	AngloGold Ashanti Holdings Finance PLC (b)(f)	3.50	05/22/14	1,668,750
3,700,000	CompuCredit Holdings Corp.	3.63	05/30/25	2,238,500
1,000,000	CompuCredit Holdings Corp. (f)	5.88	11/30/35	475,000
550,000	Hilltop Holdings, Inc.	7.50	08/15/25	589,875
1,650,000	iStar Financial, Inc. REIT (e)	0.79	10/01/12	1,254,825

				6,226,950

Industrial - 0.8%
500,000	AGCO Corp. (b)	1.25	12/15/36	554,375
2,700,000	Ambassadors International, Inc.	3.75	04/15/27	1,896,750

				2,451,125

Materials - 2.1%
2,050,000	Goldcorp, Inc. (b)(f)	2.00	08/01/14	2,290,875
3,675,000	Kinross Gold Corp. (b)	1.75	03/15/28	3,707,156

				5,998,031

Total Corporate Convertible Bonds (Cost $13,830,211)				17,650,606

Corporate Non-Convertible Bonds - 7.6%
Consumer Discretionary - 3.5%
225,000	Dillard’s, Inc.	7.88	01/01/23	200,812
225,000	Dillard’s, Inc.	7.75	05/15/27	191,250
385,000	Invista (f)	9.25	05/01/12	391,737
130,000	New Albertsons, Inc.	7.75	06/15/26	111,150
1,760,000	New Albertsons, Inc., MTN, Series 1998-C (b)	6.63	06/01/28	1,342,000
35,000	PHI, Inc.	7.13	04/15/13	34,169
1,650,000	Phillips-Van Heusen Corp. (b)	8.13	05/01/13	1,685,063
10,000	Service Corp. International	7.88	02/01/13	10,100
1,000,000	Tenneco, Inc., Series B (b)	10.25	07/15/13	1,041,250

Principal	Security Description	Rate	Maturity	Value
$2,000,000	The Hertz Corp. (b)	8.88%	01/01/14	$2,065,000
50,000	Time Warner Cable, Inc.	8.25	04/01/19	60,604
780,000	Titan International, Inc. (b)	8.00	01/15/12	783,900
1,000,000	Vector Group, Ltd. (b)	11.00	08/15/15	1,055,000
1,015,000	Warnaco, Inc. (b)	8.88	06/15/13	1,042,913

				10,014,948

Consumer Staples - 0.1%
208,000	NBTY, Inc.	7.13	10/01/15	210,600

Energy - 0.6%
60,000	Atlas Energy Operating Co., LLC / Atlas Energy Finance Corp.	12.13	08/01/17	69,000
50,000	CenterPoint Energy Resources Corp.	6.15	05/01/16	54,241
50,000	CenterPoint Energy Resources Corp., MTN	6.00	05/15/18	52,928
60,000	Chesapeake Energy Corp.	7.00	08/15/14	61,125
100,000	Continental Resources, Inc.	8.25	10/01/19	106,500
700,000	SEACOR Holdings, Inc. (b)	7.38	10/01/19	721,772
100,000	Tesoro Corp.	6.50	06/01/17	92,500
19,000	The Williams Cos., Inc.	7.88	09/01/21	22,415
30,000	Valero Energy Corp.	9.38	03/15/19	35,772
50,000	Valero Energy Corp.	7.50	04/15/32	51,671
15,000	Valero Energy Corp.	10.50	03/15/39	19,316
500,000	Woodside Finance, Ltd. (b)(f)	5.00	11/15/13	526,864

				1,814,104

Financial - 1.3%
30,000	Capital One Capital V	10.25	08/15/39	35,634
200,000	Chase Capital II, Series B (e)	0.75	02/01/27	156,656

See Notes to Financial Statements.	52	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

Principal	Security Description	Rate	Maturity	Value
$185,000	Chase Capital III, Series C (e)	0.80%	03/01/27	$139,182
140,000	Citigroup, Inc. (e)	1.03	12/09/11	142,064
75,000	Citigroup, Inc. (b)(e)	0.53	11/05/14	69,585
80,000	Citigroup, Inc.	8.50	05/22/19	93,528
100,000	Citigroup, Inc. (e)	0.80	08/25/36	62,891
90,000	City National Capital Trust I	9.63	02/01/40	100,257
155,000	Credit Suisse Guernsey, Ltd., Series 1 (e)	0.94	05/29/49	121,869
55,000	Discover Financial Services	10.25	07/15/19	65,539
60,000	Duke Realty LP REIT	7.38	02/15/15	64,861
50,000	ERP Operating LP REIT	5.20	04/01/13	51,933
80,000	General Electric Capital Corp., MTN, Series 2004-A (e)	0.52	09/15/14	76,120
16,000	General Electric Capital Corp.	5.63	05/01/18	16,747
100,000	General Electric Capital Corp., MTN (e)	0.63	05/05/26	82,318
80,000	General Electric Capital Corp., MTN	6.88	01/10/39	86,570
60,000	GMAC, LLC	7.25	03/02/11	61,350
650,000	iStar Financial, Inc. REIT	5.15	03/01/12	575,250
140,000	JPMorgan Chase Capital XXI, Series U (e)	1.20	02/02/37	107,677
440,000	MBNA Capital, Series B (e)	1.05	02/01/27	303,630
50,000	Morgan Stanley	6.60	04/01/12	54,274
175,000	Morgan Stanley (e)	0.62	06/20/12	176,479
125,000	Morgan Stanley (e)	0.73	10/15/15	115,946
110,000	Nationsbank Capital Trust III (e)	0.80	01/15/27	77,403
175,000	Nationwide Mutual Insurance Co. (e)(f)	5.81	12/15/24	150,098
62,000	Raymond James Financial, Inc.	8.60	08/15/19	70,976
165,000	The Goldman Sachs Group, Inc. (e)	1.05	12/05/11	167,389
20,000	The Goldman Sachs Group, Inc., MTN, Series B (e)	0.65	07/22/15	19,363
30,000	The Goldman Sachs Group, Inc.	6.15	04/01/18	31,793
58,000	The Goldman Sachs Group, Inc.	7.50	02/15/19	66,392
100,000	Wachovia Corp. (e)	0.59	10/28/15	92,893

Principal	Security Description	Rate	Maturity	Value
$55,000	WEA Finance, LLC (f)	4.38%	11/15/10	$55,864
100,000	WEA Finance, LLC (f)	7.50	06/02/14	112,031
175,000	ZFS Finance USA Trust I (e)(f)	6.15	12/15/65	172,375

				3,776,937

Healthcare - 0.0%
95,000	CHS/Community Health Systems, Inc.	8.88	07/15/15	98,562
65,000	HCA, Inc. (f)	8.50	04/15/19	70,241

				168,803

Industrial - 0.3%
265,000	Bristow Group, Inc.	6.13	06/15/13	265,663
85,000	Bristow Group, Inc.	7.50	09/15/17	86,275
90,000	Delta Air Lines, Inc. (f)	9.50	09/15/14	95,062
148,000	Mueller Industries, Inc.	6.00	11/01/14	148,000
155,000	Silgan Holdings, Inc.	7.25	08/15/16	161,587

				756,587

Materials - 1.1%
1,000,000	Allegheny Ludlum Corp. (b)	6.95	12/15/25	965,466
695,000	Freeport-McMoRan Corp. (b)	9.50	06/01/31	876,825
1,000,000	Freeport-McMoRan Corp. (b)	6.13	03/15/34	899,871
338,000	Westlake Chemical Corp. (b)	6.63	01/15/16	331,240

				3,073,402

Telecommunication Services - 0.3%
25,000	Cellco Partnership/ Verizon Wireless Capital, LLC	8.50	11/15/18	31,241
500,000	MasTec, Inc. (b)	7.63	02/01/17	488,125
96,000	Millicom International Cellular SA	10.00	12/01/13	100,080
60,000	Qwest Corp.	7.88	09/01/11	63,900
50,000	Sprint Nextel Corp. (e)	0.69	06/28/10	49,826

				733,172

See Notes to Financial Statements.	53	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

Principal	Security Description	Rate	Maturity	Value
Utilities - 0.4%
$110,000	Edison Mission Energy	7.00%	05/15/17	$77,275
170,000	KCP&L Greater Missouri Operations Co. (b)	11.88	07/01/12	197,947
25,000	KCP&L Greater Missouri Operations Co.	8.27	11/15/21	26,062
100,000	Mirant Americas Generation, LLC	9.13	05/01/31	90,250
85,000	Nisource Finance Corp.	10.75	03/15/16	108,172
55,000	NRG Energy, Inc.	7.25	02/01/14	55,550
90,000	PNM Resources, Inc.	9.25	05/15/15	96,187
100,000	Sabine Pass LNG LP	7.25	11/30/13	94,500
160,000	Southern Union Co. (e)	7.20	11/01/66	149,200
40,000	Texas-New Mexico Power Co. (f)	9.50	04/01/19	48,810
89,000	The AES Corp. (f)	8.75	05/15/13	90,780

				1,034,733

Total Corporate Non-Convertible Bonds (Cost $19,619,076)				21,583,286

U.S. Government & Agency Obligations - 7.3%
Agency - 2.8%
265,000	FHLB (g)	0.75	10/05/11	265,549
3,750,000	FHLMC (b)	1.63	04/26/11	3,791,535
3,750,000	FNMA (b)	1.88	04/20/12	3,800,588

				7,857,672

Interest Only Bonds - 0.0%
338,860	GNMA, Series 2007-78 SG (e)	6.30	12/20/37	29,046

U.S. Treasury Securities - 4.5%
3,750,000	U.S. Treasury Bill (h)	0.15- 0.25	04/08/10	3,749,942
410,000	U.S. Treasury Bill (h)	0.13	04/15/10	409,978
300,000	U.S. Treasury Bill (b)(h)	0.14	04/22/10	299,988
5,300,000	U.S. Treasury Bill (b)(h)	0.08- 0.16	04/29/10	5,299,619
70,000	U.S. Treasury Bill (h)	0.11	05/06/10	69,992
2,500,000	U.S. Treasury Bill (b)(h)	0.09	05/13/10	2,499,625

Principal	Security Description	Rate	Maturity	Value
$500,000	U.S. Treasury Bill (b)(h)	0.14%	07/08/10	$499,823

				12,828,967

Total U.S. Government & Agency Obligations (Cost $20,647,088)				20,715,685

Total Fixed Income Securities (Cost $64,652,446)				72,951,301

Shares	Security Description			Value
Investment Companies - 10.2%
14,525	Energy Select Sector SPDR Fund			835,478
13,345	iPath MSCI India Index ETN (a)			892,113
20,520	iShares MSCI Brazil Index Fund			1,511,503
53,990	iShares MSCI Canada Index Fund			1,505,781
15,535	iShares MSCI EAFE Index Fund			869,960
167,970	iShares MSCI Emerging Markets Index Fund			7,074,896
52,605	iShares MSCI Hong Kong Index Fund			856,936
16,760	iShares MSCI Mexico Investable Market Index Fund			894,481
20,195	iShares MSCI Pacific ex-Japan Index Fund			868,183
17,745	iShares MSCI South Korea Index Fund			887,250
68,780	iShares MSCI Taiwan Index Fund			863,189
12,815	iShares Russell 2000 Index Fund			868,985
7,150	iShares S&P 500 Index Fund			838,981
32,027	Market Vectors - Gold Miners ETF			1,422,319
35,090	PowerShares DB Commodity Index Tracking Fund (a)			825,317
21,450	SPDR Barclays Capital High Yield Bond ETF			853,496
23,034	SPDR Gold Trust (a)(b)			2,509,554
109,750	Vanguard Emerging Markets ETF			4,629,255

Total Investment Companies (Cost $27,773,682)				29,007,677

Principal	Security Description	Rate	Maturity	Value
Short-Term Investments - 17.4%
Certificate of Deposits - 0.1%
$245,000	Citibank, N.A.	0.69	09/03/10	245,391

Commercial Paper - 17.3%
2,000,000	Aetna, Inc.	0.27	04/15/10	1,999,790
1,500,000	American Electric Power Co., Inc. (b)	0.30	04/13/10	1,499,850
2,325,000	AutoZone, Inc.	0.27	04/07/10	2,324,895
1,000,000	BMW US Capital, LLC	0.30	04/07/10	999,950

See Notes to Financial Statements.	54	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

Principal	Security Description	Rate	Maturity	Value
$1,500,000	BMW US Capital, LLC	0.32%	04/13/10	$1,499,840
1,500,000	BMW US Capital, LLC (b)	0.32	04/19/10	1,499,760
3,500,000	Carnival Corp.	0.32-0.33	04/07/10	3,499,812
4,000,000	Carnival Corp.	0.34	04/09/10	3,999,698
1,000,000	Clorox Co.	0.25	04/13/10	999,917
1,000,000	Clorox Co.	0.28	05/07/10	999,725
2,000,000	Consolidated Edison Co. of New York, Inc.	0.30	04/06/10	1,999,917
790,000	Duke Energy Corp.	0.27	04/06/10	789,970
500,000	Duke Energy Corp.	0.26	04/12/10	499,960
1,500,000	Elsevier Finance SA	0.32	04/01/10	1,500,000
1,000,000	Elsevier Finance SA	0.32	04/08/10	999,938
3,489,000	Florida Power & Light Co. (b)	0.25-0.32	04/09/10	3,488,783
2,373,000	FMC Technologies, Inc.	0.30	04/07/10	2,372,881
1,000,000	HJ Heinz Co.	0.25	04/12/10	999,923
1,000,000	HJ Heinz Co.	0.25	04/16/10	999,896
2,200,000	HJ Heinz Co. (b)	0.27	04/27/10	2,199,571
1,800,000	Interstate Power & Light	0.30	04/08/10	1,799,895
335,000	Lloyds TSB Bank PLC	0.21	04/26/10	334,951
1,300,000	Public Service Co. of North Carolina, Inc.	0.26	04/07/10	1,299,944
1,000,000	Safeway, Inc.	0.28	04/26/10	999,805
2,000,000	Stanley Works	0.28	04/05/10	1,999,938
500,000	The Dow Chemical Co.	0.95	04/01/10	500,000
500,000	The Dow Chemical Co.	0.95	04/05/10	499,947
500,000	The Dow Chemical Co.	0.95	04/07/10	499,921
1,300,000	The Dow Chemical Co.	0.95	04/12/10	1,299,623
995,000	Volkswagen of America, Inc.	0.26	04/07/10	994,957

Principal	Security Description	Rate	Maturity	Value
$2,000,000	Xcel Energy, Inc.	0.25%	04/01/10	$2,000,000
2,000,000	XTO Energy, Inc.	0.27	04/27/10	1,999,610

				49,402,667

Total Short-Term Investments (Cost $49,647,760)				49,648,058

Contracts	Security Description	Strike Price	Expiration Date	Value
Purchased Options - 0.8%
Call Options Purchased - 0.1%
126	Cameco Corp.	$30.00	01/11	28,350
242	Market Vectors - Gold Miners ETF	55.00	01/11	53,966
123	Market Vectors - Gold Miners ETF	45.00	01/11	68,265
122	Monsanto Co.	80.00	10/10	31,110
229	SPDR Gold Trust	150.00	01/11	25,877
253	SPDR Gold Trust	125.00	01/11	91,586

Total Call Options Purchased (Premiums Paid $374,391)				299,154

Put Options Purchased - 0.7%
511	American International Group, Inc.	20.00	01/11	112,931
523	Career Education Corp.	27.00	10/10	103,293
173	Caterpillar, Inc.	50.00	11/10	38,925
68	Chipotle Mexican Grill, Inc.	105.00	09/10	41,820
193	Collective Brands, Inc.	22.50	09/10	42,460
391	Cracker Barrel Old Country Store, Inc.	45.00	09/10	121,210
203	Dillard’s, Inc.	22.50	11/10	54,810
72	DineEquity, Inc.	30.00	06/10	5,760
63	DineEquity, Inc.	35.00	09/10	20,632

See Notes to Financial Statements.	55	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

Contracts	Security Description	Strike Price	Expiration Date	Value
194	Freeport-McMoRan Copper & Gold, Inc.	$75.00	11/10	$129,010
485	Freeport-McMoRan Copper & Gold, Inc.	60.00	11/10	119,310
1,387	iShares MSCI Emerging Markets Index Fund	41.00	04/10	56,867
1,040	iShares MSCI Emerging Markets Index Fund	35.00	09/10	100,880
452	iShares Russell 2000 Index Fund	65.00	08/10	122,040
60	Jo-Ann Stores, Inc.	30.00	04/10	600
610	Johnson Controls, Inc.	30.00	10/10	100,650
567	Limited Brands, Inc.	21.50	01/11	99,225
953	Materials Select Sector SPDR	31.00	09/10	117,696
118	Oil Services Holders Trust	120.00	10/10	112,395
232	Retail Holders Trust	95.00	10/10	78,880
388	Royal Caribbean Cruises, Ltd.	31.00	09/10	109,610
107	Southern Copper Corp.	30.00	09/10	29,425
350	SPDR KBW Regional Banking ETF	20.00	06/10	3,500

Contracts	Security Description	Strike Price	Expiration Date	Value
147	SPDR KBW Regional Banking ETF	$25.00	09/10	$21,315
457	SPDR S&P Retail ETF	40.00	09/10	97,798
324	Teck Resources, Ltd.	32.00	08/10	30,780
267	The Cheesecake Factory, Inc.	25.00	10/10	45,390
112	The Dow Chemical Co.	28.00	09/10	23,072
305	Wells Fargo & Co.	26.00	10/10	35,075

Total Put Options Purchased (Premiums Paid $2,309,382)				1,975,359

Total Purchased Options (Premiums Paid $2,683,773)				2,274,513
Total Long Positions - 85.3% (Cost $222,004,964)				$243,730,362
Total Short Positions - (16.2)% (Cost $(43,369,593))				(46,165,947)
Total Written Options - (0.1)% (Premiums Received $(392,188))				(378,048)
Other Assets & Liabiities, Net - 31.0%				88,452,375

Net Assets - 100.0%				$285,638,742

See Notes to Financial Statements.	56	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND

SCHEDULE OF SECURITIES SOLD SHORT

MARCH 31, 2010

Shares	Security Description	Value
Short Positions - (16.2)%
Equity Securities - (4.7)%
Common Stock - (4.7)%
Consumer Discretionary - (3.3)%
(32,100)	American Axle & Manufacturing Holdings, Inc.	$(320,357)
(8,500)	American Greetings Corp., Class A	(177,140)
(32,600)	ArvinMeritor, Inc.	(435,210)
(26,442)	Asbury Automotive Group, Inc.	(351,679)
(15,000)	Career Education Corp.	(474,600)
(46,066)	Dillard’s, Inc., Class A	(1,087,158)
(19,592)	DineEquity, Inc.	(775,059)
(24,480)	Dollar Thrifty Automotive Group, Inc.	(786,542)
(65,000)	Ford Motor Co.	(817,050)
(10,281)	FTI Consulting, Inc.	(404,249)
(10,000)	Grand Canyon Education, Inc.	(261,400)
(11,400)	Jo-Ann Stores, Inc.	(478,572)
(13,500)	Korn/Ferry International	(238,275)
(4,700)	Landry’s Restaurants, Inc.	(84,224)
(9,318)	Liz Claiborne, Inc.	(69,233)
(1,500)	priceline.com, Inc.	(382,500)
(315,000)	RITE AID Corp.	(472,500)
(15,031)	Royal Caribbean Cruises, Ltd.	(495,873)
(25,000)	Sonic Automotive, Inc., Class A	(275,000)
(22,796)	Tenneco, Inc.	(539,125)
(27,042)	The McClatchy Co., Class A	(132,776)
(18,000)	TRW Automotive Holdings Corp.	(514,440)

		(9,572,962)

Consumer Staples - (0.3)%
(19,100)	Corinthian Colleges, Inc.	(335,969)
(3,932)	Green Mountain Coffee Roasters, Inc.	(380,696)

		(716,665)

Energy - (0.1)%
(3,480)	InterOil Corp.	(225,504)

Financial - (0.6)%
(8,503)	SL Green Realty Corp. REIT	(486,967)
(12,333)	The Macerich Co. REIT	(472,477)
(30,000)	Wells Fargo & Co.	(933,600)

		(1,893,044)

Industrial - (0.2)%
(20,099)	Werner Enterprises, Inc.	(465,694)

Materials - (0.2)%
(6,191)	Freeport-McMoRan Copper & Gold, Inc.	(517,196)

Total Common Stock (Cost $(10,932,741))		(13,391,065)

Total Equity Securities (Cost $(10,932,741))		(13,391,065)

Principal	Security Description	Rate	Maturity	Value
Fixed Income Securities - (4.7)%
Corporate Non-Convertible Bonds - (2.5)%
Consumer Discretionary - (2.1)%
$(1,100,000)	Boyd Gaming Corp.	7.75%	12/15/12	$(1,102,750)
(500,000)	Isle of Capri Casinos, Inc.	7.00	03/01/14	(430,000)
(500,000)	MGM Mirage	7.63	01/15/17	(418,750)
(1,000,000)	Pinnacle Entertainment, Inc.	7.50	06/15/15	(870,000)
(1,000,000)	Tenneco, Inc.	8.63	11/15/14	(1,020,000)
(2,000,000)	The Hertz Corp.	10.50	01/01/16	(2,157,500)

				(5,999,000)

Materials - (0.4)%
(1,000,000)	The Dow Chemical Co.	7.38	11/01/29	(1,121,090)

Total Corporate Non-Convertible Bonds (Cost $(6,802,246))				(7,120,090)

U.S. Government & Agency Obligations - (2.2)%
U.S. Treasury Securities - (2.2)%
(2,500,000)	U.S. Treasury Bond	4.25	5/15/39	(2,317,190)
(4,000,000)	U.S. Treasury Note	0.75	11/30/11	(3,995,784)

Total U.S. Government & Agency Obligations (Cost $(6,593,055))				(6,312,974)

Total Fixed Income Securities (Cost $(13,395,301))				(13,433,064)

Shares	Security Description			Value
Investment Companies - (6.8)%
(104,026)	Consumer Discretionary Select Sector SPDR Fund			(3,416,214)
(104,026)	Powershares QQQ			(5,011,973)
(40,678)	SPDR KBW Regional Banking ETF			(1,066,577)
(74,435)	SPDR S&P 500 ETF Trust			(8,708,151)
(27,563)	SPDR S&P Retail ETF			(1,138,903)

Total Investment Companies (Cost $(19,041,551))				(19,341,818)

Total Short Positions (Cost $(43,369,593))				$(46,165,947)

See Notes to Financial Statements.	57	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND

SCHEDULE OF CALL AND PUT OPTIONS WRITTEN

MARCH 31, 2010

Contracts	Security Description	Strike Price	Expiration Date	Value
Written Options - (0.1)%
Call Options Written - (0.1)%
(4,000)	CapitalSource, Inc.	$5.00	07/10	$(340,000)
(155)	S&P 500 Index	1275.00	04/10	(775)
(53)	S&P 500 Index	1270.00	04/10	(265)
(52)	S&P 500 Index	1260.00	04/10	(260)
(51)	S&P 500 Index	1250.00	04/10	(510)

Total Call Options Written (Premiums Received $(278,960))				(341,810)

Put Options Written - 0.0%
(50)	Dillard’s, Inc.	7.50	05/10	(1,125)
(63)	DineEquity, Inc.	22.50	09/10	(3,308)
(50)	Freeport-McMoRan Copper & Gold, Inc.	60.00	05/10	(1,350)
(200)	Freeport-McMoRan Copper & Gold, Inc.	50.00	05/10	(2,200)
(60)	Jo-Ann Stores, Inc.	25.00	04/10	(390)
(28)	S&P 500 Index	1075.00	04/10	(3,080)
(101)	S&P 500 Index	1070.00	04/10	(11,615)
(53)	S&P 500 Index	1055.00	04/10	(4,505)
(86)	S&P 500 Index	1050.00	04/10	(7,310)
(17)	S&P 500 Index	1045.00	04/10	(1,105)
(100)	Teck Resources, Ltd.	20.00	05/10	(250)

Total Put Options Written (Premiums Received $(113,228))				(36,238)

Total Written Options (Premiums Received $(392,188))				$(378,048)

See Notes to Financial Statements.	58	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND

NOTES TO SCHEDULE OF INVESTMENTS

MARCH 31, 2010

ADR American Depositary Receipt

ETF Exchange Traded Fund

ETN Exchange Traded Note

FHLB Federal Home Loan Bank

FHLMC Federal Home Loan Mortgage Corporation

FNMA Federal National Mortgage Association

GNMA Government National Mortgage Association

LLC Limited Liability Company

LP Limited Partnership

MTN Medium Term Note

PLC Public Limited Company

REIT Real Estate Investment Trust

(a)	Non-income producing security.
(b)	All or a portion of this security is held as collateral for securities sold short.
(c)	Affiliated Company. As of March 31, 2010, the Fund no longer owns 5% of the outstanding stock of the company and is no longer an affiliate.
(d)	Subject to call option written by the Fund.
(e)	Variable rate security. Rate presented is as of March 31, 2010.
(f)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At year end, the value of these securities amounted to $8,567,307 or 3.0% of net assets.
(g)	Debt obligation initially issued at one coupon rate which converts to higher coupon rate at a specified date. Rate presented is as of March 31, 2010.
(h)	Rate presented is yield to maturity.

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities.

Transactions during the year with companies which were affiliates are as follows:

Name of Issuer	Shares held at beginning of year	Gross Additions	Gross Reductions	Realized Loss	Shares held at end of year	Value March 31, 2010	Investment Income
Primary Energy Recycling, Inc.	1,583,200	$2,810,681	$(1,183,060)	$(1,670,559)	5,230,572	$4,892,476	$319,419

A summary of outstanding credit default swap agreements held by the Fund at March 31, 2010, is as follows:

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	Pay Rate	Termination Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Royal Bank of Scotland	Arrow Electronics, 6.875%, 6/1/18	Buy	(1.00)%	12/20/14	$5,000,000	$59,971
Barclays	Black and Decker Corp, 5.75%, 11/15/16	Buy	(1.00)	09/20/14	10,000,000	(544,744)
Royal Bank of Scotland	Belgium Government Bonds, 5.75%, 9/28/10	Buy	(1.00)	03/20/15	5,000,000	(47,927)
Barclays	Belgium Government Bonds, 5.75%, 9/28/10	Buy	(0.71)	09/20/14	5,000,000	(42,981)
Barclays	Carnival Corp, 6.65%, 1/25/28	Buy	(1.00)	03/20/15	5,000,000	(24,125)
Barclays	Con-Way Inc, 8.875%, 5/1/10	Buy	(1.00)	03/20/15	5,000,000	51,897
Barclays	Con-Way Inc, 8.875%, 5/1/10	Buy	(1.00)	12/20/14	10,000,000	185,220
Royal Bank of Scotland	Eastman Chemical Company, 7.60%, 2/1/2027	Buy	(1.00)	12/20/14	5,000,000	(47,327)
Barclays	Fortune Brands Inc, 5.375%, 1/15/16	Buy	(1.00)	06/20/15	5,000,000	19,915
Royal Bank of Scotland	Fortune Brands Inc, 5.375%, 1/15/16	Buy	(1.00)	03/20/16	5,000,000	(6,992)

See Notes to Financial Statements.	59	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND

NOTES TO SCHEDULE OF INVESTMENTS

MARCH 31, 2010

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	Pay Rate	Termination Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Royal Bank of Scotland	Fortune Brands Inc, 5.375%, 1/15/16	Buy	(1.00)%	12/20/14	$5,000,000	$(85,497)
Barclays	Gatx Corporation, 6%, 2/15/18	Buy	(1.00)	03/20/16	10,000,000	46,953
Barclays	The Hershey Company, 6.95%, 8/15/12	Buy	(1.00)	03/20/15	5,000,000	5,283
Barclays	The Hershey Company, 6.95%, 8/15/12	Buy	(1.00)	03/20/16	5,000,000	(1,577)
Barclays	Southwest Airlines Company, 5.25%, 10/1/14	Buy	(1.00)	03/20/16	5,000,000	6,469
Royal Bank of Scotland	Marriott International Inc, 5.81%, 11/10/15	Buy	(1.00)	12/20/14	5,000,000	(43,680)
Barclays	Metro AG, 4.75%, 5/29/12	Buy	(1.00)	06/20/15	5,000,000	(58,702)
Barclays	Omnicom Group Inc, 5.90%, 4/15/16	Buy	(1.00)	12/20/14	5,000,000	17,083
Barclays	Ryder System Inc, 6.95%, 12/1/25	Buy	(1.00)	06/20/15	5,000,000	22,641
Barclays	Sara Lee Corporation, 6.125%, 11/1/32	Buy	(1.00)	03/20/17	10,000,000	21,251

						$(466,869)

At March 31, 2010, the Fund held the following futures contracts:

Contracts	Type	Expiration Date	Notional Contract Value	Net Depreciation
(150)	S&P 500 Emini	06/18/10	$(8,518,500)	$(220,875)

*	Cost for Federal income tax purposes is $182,265,240 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$19,910,360
Gross Unrealized Depreciation	(4,989,233)

Net Unrealized Appreciation	$14,921,127

See Notes to Financial Statements.	60	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND

NOTES TO SCHEDULE OF INVESTMENTS

MARCH 31, 2010

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2010:

The inputs or methodology for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, refer to Note 2—Security Valuation section in the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Assets
Investments at Value:
Common Stock
Consumer Discretionary	$25,099,861	$-	$-	$25,099,861
Consumer Staples	4,448,967	-	-	4,448,967
Energy	17,579,927	-	-	17,579,927
Financial	18,625,821	-	-	18,625,821
Healthcare	1,243,200	-	-	1,243,200
Industrial	1,211,524	-	-	1,211,524
Information Technology	8,708,210	-	-	8,708,210
Materials	5,195,207	-	-	5,195,207
Telecommunication Services	3,103,946	-	-	3,103,946
Preferred Stock
Energy	374,566	-	-	374,566
Financial	4,257,584	-	-	4,257,584
Asset Backed Obligations	-	13,001,724	-	13,001,724
Corporate Convertible Bonds	-	17,650,606	-	17,650,606
Corporate Non-Convertible Bonds	-	21,583,286	-	21,583,286
U.S. Government & Agency Obligations	-	20,715,685	-	20,715,685
Investment Companies	29,007,677	-	-	29,007,677
Certificate of Deposits	-	245,391	-	245,391
Commercial Paper	-	49,402,667	-	49,402,667
Purchased Options	2,274,513	-	-	2,274,513

Total Investments at Value	121,131,003	122,599,359	-	243,730,362
Other Financial Instruments**:
Credit Default Swaps	-	436,683	-	436,683

Total Assets	$121,131,003	$123,036,042	$-	$244,167,045

Liabilities
Securities Sold Short
Common Stock	$(13,391,065)	$-	$-	$(13,391,065)
Corporate Non-Convertible Bonds	-	(7,120,090)	-	(7,120,090)
U.S. Government & Agency Obligations	-	(6,312,974)	-	(6,312,974)
Investment Companies	(19,341,818)	-	-	(19,341,818)

Total Securities Sold Short	(32,732,883)	(13,433,064)	-	(46,165,947)
Other Financial Instruments**:
Credit Default Swaps	-	(903,552)	-	(903,552)
Futures	(220,875)	-	-	(220,875)
Written Options	(378,048)	-	-	(378,048)

Total Other Financial Instruments	(598,923)	(903,552)	-	(1,502,475)

Total Liabilities	$(33,331,806)	$(14,336,616)	$-	$(47,668,422)

**	Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as futures and credit default swaps, which are valued at the unrealized appreciation (depreciation) of the instrument. Written options are reported at their market value at year end.

See Notes to Financial Statements.	61	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND

NOTES TO SCHEDULE OF INVESTMENTS

MARCH 31, 2010

The following is a reconciliation of Level 3 assets (at either the beginning or ending of the period) for which significant unobservable inputs were used to determine fair value.

	Corporate Convertible Bonds	Corporate Non-Convertible Bonds	Total
Balance as of 03/31/09	$3,171,026	$271,400	$3,442,426
Accrued Accretion/(Amortization)	108,342	866	109,208
Realized Gain/ (Loss)	(50,573)	157,452	106,879
Change in Unrealized Appreciation/(Depreciation)	(168,685)	-	(168,685)
Purchases	3,169,141	-	3,169,141
Sales	(2,522,095)	(429,718)	(2,951,813)
Transfers In/(Out)	(3,707,156)	-	(3,707,156)

Balance as of 03/31/10	$-	$-	$-

Net change in unrealized appreciation (depreciation) from investments held as of 03/31/10 ***	$-	$-	$-

***	The unrealized appreciation (depreciation) is included in net change in unrealized appreciation (depreciation) of investments in the accompanying Statement of Operations.

See Notes to Financial Statements.	62	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

PORTFOLIO HOLDINGS SUMMARY (Unaudited)

MARCH 31, 2010

Portfolio Breakdown (% of Net Assets)
Long Positions
Equity Securities	39.0%
Asset Backed Obligations	7.2%
Corporate Convertible Bonds	18.7%
Corporate Non-Convertible Bonds	3.4%
Foreign Government Bonds	0.0%
Interest Only Bonds	0.0%
Municipal Bonds	0.1%
Syndicated Loans	0.1%
U.S. Government and Agency Obligations	6.2%
Rights	0.0%
Warrant	0.0%
Investment Companies	7.6%
Short-Term Investments	0.6%
Options	1.5%
Short Positions
Equity Securities	–25.7%
U.S. Government and Agency Obligations	0.0%
Investment Companies	–5.5%
Options	–0.4%
Other Assets less Liabilities*	47.2%	*
	100.0%

*	Consists of deposits with the custodian and/or brokers for securities sold short, cash, foreign currency, prepaid expenses, receivables, payables, and accrued liabilities. Deposits with the custodian and/or brokers for securities sold short represents 34.6% of net assets. See Note 2.

See Notes to Financial Statements.	63	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

PORTFOLIO HOLDINGS SUMMARY (Unaudited)

MARCH 31, 2010

	(% of Equity Holdings)
Sector Breakdown	Long	Short
Consumer Discretionary	24.2%	19.3%
Consumer Staples	12.5%	2.8%
Energy	6.7%	7.0%
Financial	19.4%	14.0%
Healthcare	10.6%	15.9%
Industrial	10.0%	14.6%
Information Technology	8.1%	13.4%
Materials	3.0%	5.1%
Telecommunication Services	3.7%	4.8%
Utilities	1.8%	3.1%
	100.0%	100.0%

See Notes to Financial Statements.	64	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND

PORTFOLIO HOLDINGS SUMMARY (Unaudited)

MARCH 31, 2010

Portfolio Breakdown (% of Net Assets)
Long Positions
Equity Securities	31.4%
Asset Backed Obligations	4.5%
Corporate Convertible Bonds	6.1%
Corporate Non-Convertible Bonds	7.6%
U.S. Government and Agency Obligations	7.3%
Investment Companies	10.2%
Short-Term Investments	17.4%
Options	0.8%
Short Positions
Equity Securities	–4.7%
Corporate Non-Convertible Bonds	–2.5%
U.S. Government and Agency Obligations	–2.2%
Investment Companies	–6.8%
Options	–0.1%
Other Assets less Liabilities*	31.0%	*
	100.0%

*	Consists of deposits with the custodian and/or brokers for securities sold short, cash, foreign currency, prepaid expenses, receivables, payables, and accrued liabilities. Deposits with the custodian and/or brokers for securities sold short represents 16.5% of net assets. See Note 2.

See Notes to Financial Statements.	65	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND

PORTFOLIO HOLDINGS SUMMARY (Unaudited)

MARCH 31, 2010

	(% of Equity Holdings)
Sector Breakdown	Long	Short
Consumer Discretionary	27.9%	71.5%
Consumer Staples	4.9%	5.3%
Energy	20.0%	1.7%
Financial	25.5%	14.1%
Healthcare	1.4%	0.0%
Industrial	1.3%	3.5%
Information Technology	9.7%	0.0%
Materials	5.8%	3.9%
Telecommunication Services	3.5%	0.0%
	100.0%	100.0%

See Notes to Financial Statements.	66	ABSOLUTE FUNDS

ABSOLUTE FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

MARCH 31, 2010

	ABSOLUTE STRATEGIES FUND	ABSOLUTE OPPORTUNITIES FUND
ASSETS
Total investments, at value (Cost $1,641,758,797 and $222,004,964, respectively)	$1,864,277,213	$243,730,362
Deposits with brokers	765,122,885	47,151,506
Cash	269,257,863	48,089,212
Receivables:
Fund shares sold	17,758,629	1,308,602
Investment securities sold	29,818,562	20,359,486
Interest and dividends	7,812,472	741,795
Variation margin	1,007,977	31,875
Other	90,930	-
Swap premiums paid	-	1,351,481
Unrealized gain on swap agreements	328,500	436,683
Prepaid expenses	27,039	14,075

Total Assets	2,955,502,070	363,215,077

LIABILITIES
Swap premiums received	3,265,600	649,910
Unrealized loss on swap agreements	-	903,552
Payables:
Securities sold short, at value (Cost $625,458,042 and $43,369,593, respectively)	689,626,133	46,165,947
Call options written, at value (Premiums received $1,259,220 and $278,960, respectively)	1,288,501	341,810
Put options written, at value (Premiums received $8,490,756 and $113,228, respectively)	6,492,342	36,238
Investment securities purchased	38,806,382	28,106,789
Fund shares redeemed	1,830,242	402,828
Dividends on securities sold short	541,836	214,157
Variation margin	84,012	-
Other	55,436	21,377
Accrued liabilities:
Investment adviser fees	2,868,058	595,075
Trustees’ fees and expenses	1,525	217
Fund service fees	278,098	43,522
Compliance services fees	6,502	-
Other expenses	248,638	94,913

Total Liabilities	745,393,305	77,576,335

NET ASSETS	$2,210,108,765	$285,638,742

See Notes to Financial Statements.	67	ABSOLUTE FUNDS

ABSOLUTE FUNDS

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

MARCH 31, 2010

	ABSOLUTE STRATEGIES FUND	ABSOLUTE OPPORTUNITIES FUND
COMPONENTS OF NET ASSETS
Paid-in capital	$2,172,016,200	$273,838,121
Accumulated undistributed (distributions in excess of) net investment income	2,498,245	(2,162,883)
Accumulated net realized loss	(119,100,964)	(4,292,016)
Net unrealized appreciation	154,695,284	18,255,520

NET ASSETS	$2,210,108,765	$285,638,742

SHARES OF BENEFICIAL INTEREST AT $0.000 PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Institutional Shares	198,621,091	24,262,741
R Shares	8,778,647	-

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Institutional Shares (based on net assets of $2,116,412,474 and $285,638,742, respectively)	$10.66	$11.77

R Shares (based on net assets of $93,696,291 and $0, respectively)	$10.67	$-

See Notes to Financial Statements.	68	ABSOLUTE FUNDS

ABSOLUTE FUNDS

STATEMENTS OF OPERATIONS

YEAR ENDED MARCH 31, 2010

	ABSOLUTE STRATEGIES FUND	ABSOLUTE OPPORTUNITIES FUND
INVESTMENT INCOME
Interest income	$30,181,681	$3,590,151
Dividend income (net foreign withholding taxes of $51,198 and $31,788, respectively)	12,182,073	593,553
Dividend income from affiliated investment	-	319,419

Total Investment Income	42,363,754	4,503,123

EXPENSES
Investment adviser fees	21,873,044	4,935,219
Investment adviser expense reimbursements recouped	44,643	-
Fund service fees	1,541,269	289,917
Distribution fees:
R Shares	143,880	-
C Shares	39,468	-
Custodian fees	190,963	176,458
Registration fees	230,205	84,428
Professional fees	78,409	98,904
Trustees’ fees and expenses	46,422	5,121
Compliance services fees	104,292	44,553
Offering costs	-	36,545
Dividend expenses on securities sold short	4,593,032	665,742
Interest expense	116,738	166,734
Miscellaneous expenses	295,099	71,135

Total Expenses	29,297,464	6,574,756
Fees waived and expenses reimbursed	(27,336)	(448,437)

Net Expenses	29,270,128	6,126,319

NET INVESTMENT INCOME (LOSS)	13,093,626	(1,623,196)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated issuers	25,849,147	14,879,961
Investments in affiliated issuers	-	(1,670,559)
Foreign currency transactions	(21,411)	(301,436)
Futures	(36,009,947)	(1,550,250)
Securities sold short	(26,569,352)	(3,810,093)
Written options	7,795,104	634,497
Swaps	116,310	(970,249)

Net realized gain (loss) on investments and foreign currency	(28,840,149)	7,211,871

Net unrealized gain (loss) on:
Investments in unaffiliated issuers	388,941,735	19,172,892
Investments in affiliated issuers	-	250,454
Foreign currency translations	(3,740)	1,157
Futures	(4,990,003)	(220,875)
Securities sold short	(141,642,105)	(2,742,748)
Written options	1,862,007	14,485
Swaps	328,500	(466,869)

Net change in unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	244,496,394	16,008,496

NET REALIZED AND UNREALIZED GAIN	215,656,245	23,220,367

INCREASE IN NET ASSETS FROM OPERATIONS	$228,749,871	$21,597,171

See Notes to Financial Statements.	69	ABSOLUTE FUNDS

ABSOLUTE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	ABSOLUTE STRATEGIES FUND		ABSOLUTE OPPORTUNITIES FUND*
		Shares		Shares
NET ASSETS MARCH 31, 2008	$906,920,281		$-

OPERATIONS
Net investment income	6,758,808		186,205
Net realized gain (loss) on investments and foreign currency	(35,999,035)		1,196,185
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(93,050,780)		2,247,024

Increase (Decrease) in Net Assets Resulting from Operations	(122,291,007)		3,629,414

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(6,732,508)		(98,321)
R Shares	(115,063)		-
C Shares	-		-
Net realized gain on investments sold:
Institutional Shares	(29,397,640)		(20,274)
R Shares	(1,115,291)		-
C Shares	(512,716)		-

Total Distributions to Shareholders	(37,873,218)		(118,595)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	589,125,377	60,762,277	79,687,409	7,890,506
R Shares	16,473,925	1,688,059	-	-
C Shares	6,206,368	612,812	-	-
Reinvestment of distributions:
Institutional Shares	28,504,546	3,180,666	114,961	11,317
R Shares	1,066,505	119,584	-	-
C Shares	465,989	53,014	-	-
Redemption of shares:
Institutional Shares	(535,714,373)	(55,850,406)	(6,068,596)	(592,227)
R Shares	(16,502,712)	(1,720,267)	-	-
C Shares	(11,161,364)	(1,175,039)	-	-

Increase from Capital Share Transactions	78,464,261	7,670,700	73,733,774	7,309,596

Increase (Decrease) in Net Assets	(81,699,964)		77,244,593

NET ASSETS MARCH 31, 2009 (Including line (a))	$825,220,317		$77,244,593

*	Absolute Opportunities Fund commenced operations on October 21, 2008.

See Notes to Financial Statements.	70	ABSOLUTE FUNDS

ABSOLUTE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	ABSOLUTE STRATEGIES FUND		ABSOLUTE OPPORTUNITIES FUND
		Shares		Shares
NET ASSETS MARCH 31, 2009 (Including line (a))	$825,220,317		$77,244,593

OPERATIONS
Net investment income (loss)	13,093,626		(1,623,196)
Net realized gain (loss) on investments and foreign currency	(28,840,149)		7,211,871
Net change in unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	244,494,394		16,008,496

Increase in Net Assets Resulting from Operations	228,749,871		21,597,171

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(17,418,188)		(137,914)
R Shares	(595,594)		-
C Shares	(3,051)		-
Net realized gain on investments sold:
Institutional Shares	(523,480)		(13,192,459)
R Shares	(25,550)		-
Return of capital	-		(561,655)

Total Distributions to Shareholders	(18,565,863)		(13,892,028)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	1,406,849,302	136,541,144	224,899,495	18,978,657
R Shares	64,326,097	6,223,141	-	-
C Shares	1,766,676	189,776	-	-
Contributions from share reclassification:
R Shares (Note 1)	11,850,969	1,181,552	-	-
Reinvestment of distributions:
Institutional Shares	14,230,604	1,398,424	13,524,960	1,164,863
R Shares	541,269	52,658	-	-
C Shares	2,713	282	-	-
Redemption of shares:
Institutional Shares	(292,167,533)	(28,850,151)	(37,735,449)	(3,190,375)
R Shares	(18,564,577)	(1,809,266)	-	-
C Shares	(2,280,111)	(241,645)	-	-
Redemptions from share reclassification:
C Shares (Note 1)	(11,850,969)	(1,192,466)	-	-

Increase from Capital Share Transactions	1,174,704,440	113,493,449	200,689,006	16,953,145

Increase in Net Assets	1,384,888,448		208,394,149

NET ASSETS MARCH 31, 2010 (Including line (b))	$2,210,108,765		$285,638,742

(a) Undistributed (distributions in excess of) net investment income March 31, 2009	$2,830,641		$(16,847)

(b) Undistributed (distributions in excess of) net investment income March 31, 2010	$2,498,245		$(2,162,883)

See Notes to Financial Statements.	71	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Year Ended March 31, 2010	For the Year Ended March 31, 2009	For the Year Ended March 31, 2008	For the Year Ended March 31, 2007	July 11, 2005 (a) through March 31, 2006
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$8.79	$10.52	$10.62	$10.29	$10.00

INVESTMENT OPERATIONS
Net investment income (b)	0.10	0.08	0.16	0.26	0.14
Net realized and unrealized gain (loss)	1.91	(1.38)	(0.11)	0.29	0.22

Total from Investment Operations	2.01	(1.30)	0.05	0.55	0.36

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.14)	(0.08)	(0.15)	(0.22)	(0.07)
Net realized investment gains	- (c)	(0.35)	-	- (c)	-	(c)

Total Distributions to Shareholders	(0.14)	(0.43)	(0.15)	(0.22)	(0.07)

REDEMPTION FEES (b)	-	-	-	- (c)	-	(c)

NET ASSET VALUE, End of Period	$10.66	$8.79	$10.52	$10.62	$10.29

TOTAL RETURN	22.95%	(12.41)%	0.41%	5.38%	3.60	%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$2,116,412	$786,766	$856,441	$196,602	$66,888
Ratios to Average Net Assets:
Net investment income	0.98%	0.78%	1.50%	2.46%	1.91	%(f)

Net expense (g)	1.78%	1.81%	1.88%	1.95%	1.95	%(f)

Dividend and interest expense	0.34%	0.50%	0.50%	0.43%	0.38	%(f)
Gross Expense (h)	2.12%	2.31%	2.38%	2.44%	2.59	%(f)

PORTFOLIO TURNOVER RATE	114%	133%	553%	424%	405	%(d)(i)

See Notes to Financial Statements.	72	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

FINANCIAL HIGHLIGHTS

	For the Year Ended March 31, 2010	For the Year Ended March 31, 2009	For the Year Ended March 31, 2008		For the Year Ended March 31, 2007		July 11, 2005 (a) through March 31, 2006
R SHARES (j)
NET ASSET VALUE, Beginning of Period	$8.82	$10.55	$10.63		$10.28		$10.00

INVESTMENT OPERATIONS
Net investment income (b)	0.05	0.04	0.13		0.22		0.10
Net realized and unrealized gain (loss)	1.91	(1.39)	(0.13)		0.30		0.22

Total from Investment Operations	1.96	(1.35)	0.00		0.52		0.32

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.11)	(0.03)	(0.08)		(0.17)		(0.04)
Net realized investment gains	- (c)	(0.35)	-		-	(c)	-	(c)

Total Distributions to Shareholders	(0.11)	(0.38)	(0.08)		(0.17)		(0.04)

REDEMPTION FEES (b)	-	-	-		-	(c)	-	(c)

NET ASSET VALUE, End of Period	$10.67	$8.82	$10.55		$10.63		$10.28

TOTAL RETURN	22.28%	(12.73)%	0.01	%(e)	5.12	%(e)	3.24	%(d)(e)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$93,696	$27,600	$32,106		$36,613		$42,755
Ratios to Average Net Assets:
Net investment income	0.52%	0.37%	1.17%		2.07%		1.42	%(f)
Net expense (g)	2.22%	2.23%	2.25%		2.25%		2.24	%(f)
Dividend and interest expense	0.34%	0.50%	0.48%		0.41%		0.35	%(f)
Gross Expense (h)	2.56%	2.73%	2.76%		2.78%		3.07	%(f)

PORTFOLIO TURNOVER RATE	114%	133%	553%		424%		405	%(d)(i)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Total return excludes the effect of the applicable sales load.
(f)	Annualized.
(g)	Excludes dividend and interest expense.
(h)	Reflects the expense ratio excluding any waivers and/or reimbursements.
(i)	As revised, to reflect a computational error. Such amount was previously reported as 95%.
(j)	Effective July 31, 2009, C shares were reclassified as R Shares. For the period April 1, 2009 through July 31, 2009, total return for the C Shares was 14.02%. For the aforementioned period, the annualized gross expense and net expense ratios were 3.56% and 3.30%, respectively.

See Notes to Financial Statements.	73	ABSOLUTE FUNDS

ABSOLUTE OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Year Ended March 31, 2010	October 21, 2008 (a) through March 31, 2009
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$10.57	$10.00

INVESTMENT OPERATIONS
Net investment income (loss) (b)	(0.11)	0.04
Net realized and unrealized gain	2.11	0.55

Total from Investment Operations	2.00	0.59

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.01)	(0.02)
Net realized investment gains	(0.75)	-	(c)
Return of capital	(0.04)	-

Total Distributions to Shareholders	(0.80)	(0.02)

NET ASSET VALUE, End of Period	$11.77	$10.57

TOTAL RETURN	19.00%	5.95	%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$285,639	$77,245
Ratios to Average Net Assets:
Net investment income (loss)	(0.90)%	0.84	%(e)
Net expense (f)	2.95%	2.95	%(e)
Dividend and interest expense	0.46%	0.05	%(e)
Gross Expense (g)	3.66%	3.82	%(e)

PORTFOLIO TURNOVER RATE	597%	281	%(d)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.
(f)	Excludes dividend and interest expense.
(g)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	74	ABSOLUTE FUNDS

ABSOLUTE FUNDS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2010

Note 1.  Organization

The Absolute Strategies Fund and Absolute Opportunities Fund (individually, a “Fund” and, collectively the “Funds”) are non-diversified portfolios of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. As of March 31, 2010, the Trust had thirty-two investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. The Absolute Strategies Fund currently offers two classes of shares: Institutional Shares and R Shares. Institutional and R Shares commenced operations on July 11, 2005. The Absolute Strategies Fund seeks to achieve long-term capital appreciation with an emphasis on absolute (positive) returns and low correlation to traditional financial market indices. The Absolute Opportunities Fund currently offers Institutional Shares. The Absolute Opportunities Fund commenced operations on October 21, 2008. The Absolute Opportunities Fund seeks to achieve long-term capital appreciation with an emphasis on risk-adjusted returns and lower volatility than traditional equity market indices.

With respect to the Absolute Strategies Fund, on June 24, 2009, the Trust’s Board of Trustees (the “Board”) approved the conversion of the outstanding shares of the Absolute Strategies Fund’s C Shares, in a tax-free exchange into shares of the Fund’s R Shares and the closure of the C Shares to new investments. On July 31, 2009, each shareholder of the C Shares received R Shares in a dollar amount equal to their investment in the C Shares as of that date.

Note 2.  Summary of Significant Accounting Policies

These financial statements are prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and asked prices provided by independent pricing services. Debt securities may be valued at prices supplied by a Fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Exchange-traded options for which there were no sales reported that day are generally valued at the mean of the last bid and asked prices. Options not traded on an exchange are generally valued at broker-dealer bid quotation. Shares of open-end mutual funds are valued at net asset value (“NAV”). Futures contracts listed for trading on a securities

75	ABSOLUTE FUNDS

ABSOLUTE FUNDS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2010

exchange or board of trade shall be valued at the last quoted sales price or in the absence of a sale at the mean of the last bid and asked prices. Short-term investments that mature in sixty days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Board if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

Each Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1—quoted prices in active markets for identical assets

Level 2—other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of March 31, 2010, for each Fund’s investments is included at the end of each Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after each Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium and discount is amortized and accreted in accordance with GAAP. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes. Each Fund estimates components of distribution from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

76	ABSOLUTE FUNDS

ABSOLUTE FUNDS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2010

Each Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by each Fund entering into offsetting commitments. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts – Each Fund may purchase future contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, each Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded. Pursuant to the contract, each Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by each Fund as unrealized gains or losses. When the contract is closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and value at the time it was closed. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Notional amounts of each individual futures contract outstanding as of March 31, 2010, are disclosed in the notes to each Fund’s Schedule of Investments. The volume of open positions may vary on a daily basis as each Fund transacts futures contracts in order to achieve the exposure desired by the adviser. Each Fund entered into a total notional amount of $(989,432,393) and $(31,477,500) for Absolute Strategies Fund and Absolute Opportunities Fund, respectively, on futures contracts for the year ended March 31, 2010.

Securities Sold Short – Each Fund may sell a security short to increase investment returns. Each Fund may also sell a security short in anticipation of a decline in the market value of a security. A short sale is a transaction in which each Fund sells a security that it does not own. To complete the transaction, each Fund must borrow the security in order to deliver it to the buyer. Each Fund must replace the borrowed security by purchasing it at market price at the time of replacement; the price may be higher or lower than the price at which each Fund sold the security. Each Fund incurs a loss from a short sale if the price of the security increases between the date of the short sale and the date on which each Fund replaces the borrowed security. Each Fund realizes a profit if the price of the security declines between those dates.

Until each Fund replaces the borrowed security, each Fund will maintain on its books and records cash and long securities to sufficiently cover its short position on a daily basis. The collateral for the securities sold short includes the deposits with custodian for securities sold short as shown on the Statement of Assets and

77	ABSOLUTE FUNDS

ABSOLUTE FUNDS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2010

Liabilities and the securities held long as shown on the Schedule of Investments. Dividends paid on securities sold short are recorded as an expense on each Fund’s Statement of Operations.

Options – When each Fund writes an option, an amount equal to the premium received by each Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by each Fund on the expiration date as realized gain from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether each Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by each Fund. Each Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When each Fund purchases an option, an amount equal to the premium paid by each Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if each Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

The values of each individual purchased option outstanding as of March 31, 2010, are disclosed in each Fund’s Schedule of Investments. The volume of open purchased option positions may vary on a daily basis as each Fund transacts purchased options in order to achieve the exposure desired by the adviser. Each Fund entered into a total value of $26,324,880 and $22,391,184 for Absolute Strategies Fund and Absolute Opportunities Fund, respectively, on purchased options for the year ended March 31, 2010.

The values of each individual written option outstanding as of March 31, 2010, are disclosed in each Fund’s Schedule of Call and Put Options Written. The volume of open positions may vary on a daily basis as each Fund transacts written options in order to achieve the exposure desired by the adviser. Each Fund entered into a total value of $(18,558,553) and $(1,120,135) for Absolute Strategies Fund and Absolute Opportunities Fund, respectively, on written options for the year ended March 31, 2010.

Credit Default Swaps – Each Fund may invest in credit default swaps. A credit default swap gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer (including sovereign debt obligations) if a credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.

78	ABSOLUTE FUNDS

ABSOLUTE FUNDS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2010

If each Fund is a seller of a credit default swap contract, each Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, each Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, each Fund would keep the stream of payments and would have no payment obligations. As the seller, each Fund would be subject to investment exposure on the notional amount of the swap.

If each Fund is the buyer of a credit default swap contract, each Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, each Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to each Fund.

Notional amounts of each individual credit default swap agreement outstanding as of March 31, 2010, are disclosed in the notes to each Fund’s Schedule of Investments. The volume of open positions may vary on a daily basis as each Fund transacts credit default swaps in order to achieve the exposure desired by the adviser. Each Fund entered into a total net notional amount of $(3,366,000) and $1,167,773 for Absolute Strategies Fund and Absolute Opportunities Fund, respectively, on credit default swap agreements for the year ended March 31, 2010.

Derivatives Transactions – Each Fund’s use of derivatives during the period ended March 31, 2010, was limited to credit default swaps, options and futures contracts. Following is a summary of how the derivatives are treated in the financial statements and their impact on each Fund.

79	ABSOLUTE FUNDS

ABSOLUTE FUNDS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2010

The location on the Statement of Assets and Liabilities of each Fund’s derivative positions by type of exposure, all of which are not accounted for as hedging instruments as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification, is as follows:

Fund Contract Type/ Primary Risk Exposure	Location on Statement of Assets and Liabilities	Asset Derivatives	Location on Statement of Assets and Liabilities	Liability Derivatives
Absolute Strategies Fund
Credit contracts	Unrealized gain on swap agreements	$328,500	Unrealized loss on swap agreements	$-
	Swap premiums paid	-	Swap premiums received	(3,265,600)

Equity contracts	Receivable-Variation margin	1,007,977	Payable-Variation margin	(84,012)
	Total investments, at value	32,995,532
			Call options written, at value	(1,288,501)
			Put options written, at value	(6,492,342)

Absolute Opportunities Fund
Credit contracts	Unrealized gain on swap agreements	$436,683	Unrealized loss on swap agreements	$(903,552)
	Swap premiums paid	1,351,481	Swap premiums received	(649,910)

Equity contracts	Receivable-Variation margin	31,875	Payable-Variation margin	-
	Total investments, at value	2,274,513
			Call options written, at value	(341,810)
			Put options written, at value	(36,238)

80	ABSOLUTE FUNDS

ABSOLUTE FUNDS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2010

Realized and unrealized gains and losses on derivatives contracts entered into during the year ended March 31, 2010, by each Fund are recorded in the following locations in the Statement of Operations:

Fund Contract Type/Primary Risk Exposure	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Absolute Strategies Fund
Credit contracts	Realized gain (loss)-Swaps and Change in unrealized gain (loss)-Swaps	$118,010	$328,500
Commodity contracts	Change in unrealized gain (loss)-Futures	—	(5,952,965)
Equity contracts	Realized gain (loss)-Futures and Change in unrealized gain (loss)-Futures	(36,009,947)	962,962
	Realized gain (loss)-Investments and Change in unrealized gain (loss)-Investments	(3,120,333)	9,923,381
	Realized gain (loss)-Written options and Change in unrealized gain (loss)-Written options	7,795,104	1,862,007

Absolute Opportunities Fund
Credit contracts	Realized gain (loss)-Swaps and Change in unrealized gain (loss)-Swaps	$(799,277)	$(466,869)
Equity contracts	Realized gain (loss)-Futures and Change in unrealized gain (loss)-Futures	(1,550,250)	(220,875)
	Realized gain (loss)-Investments and Change in unrealized gain (loss)-Investments	(4,702,848)	(424,630)
	Realized gain (loss)-Written options and Change in unrealized gain (loss)-Written options	634,497	14,485

Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws or if the securities are registered to the public. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult. Information regarding restricted securities held by each Fund is included in their Schedule of Investments, if applicable.

When-Issued Transactions – Each Fund may purchase securities on a forward commitment or ‘when-issued’ basis. Each Fund records a when-issued transaction on the trade date and will segregate with the custodian qualifying assets that have a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and each Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

81	ABSOLUTE FUNDS

ABSOLUTE FUNDS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2010

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least semi-annually. Distributions to shareholders of net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

Federal Taxes – Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of their taxable income to shareholders. In addition, by distributing in each calendar year substantially all their net investment income and capital gains, if any, the Funds will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

As of March 31, 2010, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Absolute Strategies Fund’s Federal tax returns filed in the three-year period ended March 31, 2010, remain subject to examination by the Internal Revenue Service. The Absolute Opportunities Fund’s Federal tax return filed in the two-year period ended March 31, 2010, will be subject to examination by the Internal Revenue Service.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

The Absolute Strategies Fund’s class specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of the Fund.

Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Offering Costs – Offering costs for the Absolute Opportunities Fund of $64,218 consist of fees related to the mailing and printing of the initial prospectus, certain startup legal costs, and initial registration filings. Such costs were amortized over a twelve-month period beginning with the commencement of operations of the Absolute Opportunities Fund.

82	ABSOLUTE FUNDS

ABSOLUTE FUNDS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2010

Note 3.  Advisory Fees, Servicing Fees and Other Transactions

Investment Adviser – Absolute Investment Advisers LLC (the “Adviser”) is the investment adviser to the Funds. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee at an annual rate of 1.60% and 2.75% of the average daily net assets of Absolute Strategies Fund and Absolute Opportunities Fund, respectively.

Each sub-advisory fee, calculated as a percentage of each Fund’s average daily net assets, is paid by the Adviser.

Distribution – Foreside Fund Services, LLC serves as each Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser or with Atlantic Fund Administration, LLC (“Atlantic”) or their affiliates. The Absolute Strategies Fund has adopted a Distribution Plan (the “Plan”) for R Shares of the Fund in accordance with Rule 12b-1 of the Act. Under the Plan, the Fund pays the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the average daily net assets of R Shares.

Other Service Providers – Atlantic provides fund accounting, fund administration, and transfer agency services to each Fund. Pursuant to an Atlantic services agreement, each Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $40,000 for service to the Trust ($60,000 for the Chairman). In addition, the Chairman receives a monthly stipend of $500 to cover certain expenses incurred in connection with his duties to the Trust. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to each Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from each Fund.

Note 4.  Expense Reimbursements and Fees Waived

Certain fund service providers have voluntarily agreed to waive a portion of their fees for Absolute Strategies Fund. These voluntary waivers may be reduced or eliminated at any time. For the year ended March 31, 2010, there were $27,336 of fund service fees waived.

The Absolute Strategies Fund may repay the Adviser for fees waived and expenses reimbursed under an expense cap that is no longer in place because the terms of the cap permitted the reimbursements provided that (1) they took place within three years of the fees waived or expense reimbursement and (2) the payment is approved by the Board of Trustees. For the year ended March 31, 2010, the Adviser recouped $44,643 in expense reimbursements.

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ABSOLUTE FUNDS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2010

The Adviser contractually agreed to waive its fees and/or reimburse expenses to limit total annual operating expenses (excluding all interest, taxes, portfolio transaction expenses, dividends on short sales and extraordinary expenses) of Institutional Shares of Absolute Opportunities Fund to 2.95% through at least July 31, 2010. Other fund service providers have voluntarily agreed to waive a portion of their fees. The fees waived were as follows:

Investment Adviser Waived	Fund Service Fees Waived	Total
$327,552	$120,885	$448,437

The Absolute Opportunities Fund may repay the Adviser fees waived and expenses reimbursed pursuant to the expense cap if (1) such payment is made within three years of the fees waived or expense reimbursement; and (2) such payment is approved by the Board, and the resulting class expenses do not exceed 2.95% for Institutional Shares. For the period October 21, 2008 (commencement of operations) through March 31, 2010, the Adviser waived fees and/or reimbursed expenses as follows:

	Amount of Fees Waived and/or Expenses Reimbursed	Expiration Date to Recoup Fees Waived and/or Expenses Reimbursed	Fees Recouped
March 31, 2009	$181,968	March 31, 2012	$0
March 31, 2010	$327,552	March 31, 2013	$0

Note 5.  Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments for the year ended March 31, 2010, were as follows:

Absolute Strategies Fund

Non-U.S. Government Obligations		U.S. Government Obligations
Purchases	Sales	Purchases	Sales
$1,865,783,667	$1,240,785,077	$88,902,587	$26,113,861

The Absolute Strategies Fund placed a portion of it’s portfolio transactions with a brokerage firm affiliated with a sub-adviser. The commissions paid to this affiliated firm were $19,306 for the period.

Absolute Opportunities Fund

Non-U.S. Government Obligations		U.S. Government Obligations
Purchases	Sales	Purchases	Sales
$653,233,487	$564,033,116	$13,004,800	$5,203,282

84	ABSOLUTE FUNDS

ABSOLUTE FUNDS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2010

Note 6.  Federal Income Tax and Investment Transactions

Distributions during the fiscal years ended as noted were characterized for tax purposes as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Absolute Strategies Fund
2010	$18,565,863	$ -	$ -	$18,565,863
2009	33,886,819	3,986,399	-	37,873,218
Absolute Opportunities Fund
2010	13,220,730	109,643	561,655	13,892,028
2009	107,287	11,308	-	118,595

As of March 31, 2010, distributable earnings (accumulated loss) on a tax basis were as follows:

	Undistributed Ordinary Income	Capital and Other Losses	Unrealized Appreciation/ Depreciation	Total
Absolute Strategies Fund	$3,404,940	$(83,975,468)	$118,663,093	$38,092,565
Absolute Opportunities Fund	-	(2,678,630)	14,479,251	11,800,621

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, post October losses, passive foreign investment company holdings, real estate investment trusts, partnerships, credit default swaps, grantor trusts, constructive sales, straddles, short dividend adjustments, inflation indexed securities, loss deferral on covers, convertible bond premium adjustments and non-deductible offering costs.

For tax purposes, the current year post-October loss was $12,018,680 and $2,678,630 for Absolute Strategies Fund and Absolute Opportunities Fund, respectively. These losses will be recognized for tax purposes on the first business day of each Fund’s next fiscal year, April 1, 2010.

As of March 31, 2010, the Absolute Strategies Fund had capital loss carryforwards to offset future capital gains of $71,956,788, expiring in 2018.

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended March 31, 2010. The following reclassifications were the result of book to tax differences resulting from real estate investment trusts, partnerships, passive foreign investment holdings, grantor trusts, straddles, constructive sales, convertible bond premium, short dividend

85	ABSOLUTE FUNDS

ABSOLUTE FUNDS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2010

reclassifications, contingent payment debt instruments, credit default swap income, organization cost amortization, paydown reclassifications, and redesignation of distributions. The reclassifications have no impact on the net assets of each Fund.

	Accumulated Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Paid-in-Capital
Absolute Strategies Fund	$4,590,811	$(4,591,375)	$564
Absolute Opportunities Fund	(384,926)	384,926	-

Note 7.  Written Option Transactions

Transactions in options written during the year ended March 31, 2010, for Absolute Strategies Fund were as follows:

	Calls
	Number of Contracts	Premiums
Options Outstanding, March 31, 2009	2,764	$258,652
Options written	50,487	2,229,200
Options terminated in closing transactions	(39,389)	(882,756)
Options exercised	(965)	(314,913)
Options expired	(289)	(30,963)

Options Outstanding, March 31, 2010	12,608	$1,259,220

	Puts
	Number of Contracts	Premiums
Options Outstanding, March 31, 2009	1,692	$317,674
Options written	86,195	16,329,353
Options terminated in closing transactions	(48,148)	(8,156,271)
Options exercised	-	-
Options expired	-	-

Options Outstanding, March 31, 2010	39,739	$8,490,756

86	ABSOLUTE FUNDS

ABSOLUTE FUNDS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2010

Transactions in options written during the year ended March 31, 2010, for Absolute Opportunities Fund were as follows:

	Calls
	Number of Contracts	Premiums
Options Outstanding, March 31, 2009	319	$3,866
Options written	8,291	328,755
Options terminated in closing transactions	(4,241)	(42,926)
Options exercised	(25)	(10,600)
Options expired	(33)	(135)

Options Outstanding, March 31, 2010	4,311	$278,960

	Puts
	Number of Contracts	Premiums
Options Outstanding, March 31, 2009	246	$46,315
Options written	6,648	791,378
Options terminated in closing transactions	(6,036)	(721,772)
Options exercised	-	-
Options expired	(50)	(2,693)

Options Outstanding, March 31, 2010	808	$113,228

Note 8.  Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 clarifies existing disclosure and requires additional disclosures regarding fair value measurements. Effective for interim and annual reporting periods beginning after December 15, 2009, entities are required to disclose significant transfers into and out of Level 1 and 2 measurements in the fair value hierarchy and the reasons for those transfers. Effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis, rather than as a net number as currently required. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

87	ABSOLUTE FUNDS

ABSOLUTE FUNDS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2010

Note 9.  Subsequent Events

Effective April 15, 2010 (the “Closing Date”), the Absolute Strategies Fund is closed to new investments, except as provided below.

After the Closing Date, existing shareholders of the Absolute Strategies Fund will be permitted to add to their accounts through the purchase of additional shares and through the reinvestment of dividends and capital gain distributions.

In addition, Trustees and officers of the Trust and employees and managers of the Adviser and its affiliates, or the spouse, sibling, direct ancestor, or direct descendent of any such person, may establish new accounts and continue to add to existing accounts in the Fund. Trust officers may permit the establishment of new accounts or permit additional sales to existing accounts under circumstances not identified above if the Adviser, as investment manager of the Fund, deems it to be in the best interest of the Fund and its shareholders. The Board of Trustees reserves the right to re-open the Fund to new investors at any time or to modify the extent to which future sales of shares are limited.

Subsequent events occurring after the date of this report have been evaluated for potential impact and Management has determined that, except as set forth above, there are no material subsequent events requiring financial statement disclosure.

88	ABSOLUTE FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds and the Shareholders of Absolute Strategies Fund and Absolute Opportunities Fund

We have audited the accompanying statements of assets and liabilities of Absolute Strategies Fund and Absolute Opportunities Fund, each a series of shares of beneficial interest in the Forum Funds, including the schedules of investments, as of March 31, 2010, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years or periods (Absolute Opportunities Fund commenced operations on October 21, 2008) in the two year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for Absolute Strategies Fund for each of the years in the two-year period ended March 31, 2008 and for the period from July 11, 2005 (commencement of operations) through March 31, 2006 were audited by other auditors whose report dated May 28, 2008, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2010 by correspondence with the custodian and brokers and by other appropriate auditing procedures where responses from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Absolute Strategies Fund and Absolute Opportunities Fund as of March 31, 2010, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the years or periods in the two year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

May 27, 2010

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ABSOLUTE FUNDS

ADDITIONAL INFORMATION (Unaudited)

MARCH 31, 2010

Investment Advisory Agreement Approval

At the March 19, 2010 Board meeting, the Board, including the Independent Trustees, considered the continuance of the investment advisory agreement between Absolute Investment Advisors, LLC (“Absolute” or “Adviser”) and Forum Funds (“Trust”) pertaining to the Funds; the continuance of certain sub-advisory agreements for the Funds with Aronson+Johnson+Ortiz, LP; Bernzott Capital Advisors; Contravisory Research & Management Corp.; GMB Capital Management; LLC; Green Eagle Capital, LLC; Horizon Asset Management, Inc.; Kinetics Asset Management, Inc.; Kingstown Capital Management, LP; Kovitz Investment Group, LLC; Madden Asset Management, LLC; Mohican Financial Management, LLC; SSI Investment Management, Inc.; Semaphore Management LLC; TWIN Capital Management, Inc.; and Yacktman Asset Management Co. (the “Sub-advisers”); and the approval of a sub-advisory agreement for the Funds with MetWest Asset Management Corp. (included in the term “Sub-advisers”). In evaluating the Advisory and Sub-Advisory Agreements for the Funds, the Board reviewed materials furnished by Absolute, the Sub-Advisors (collectively, the “Advisers”) and the administrator, including information regarding the Advisers’ personnel, operations and financial condition.

Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Fund by the Advisers, including information on the investment performance of the Advisers; (2) the costs of the services to be provided and profitability to the Advisers with respect to its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to relevant peer group of funds; (4) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee would enable the Fund’s investors to share in the benefits of economies of scale; and (5) other benefits received by the Advisers from their relationship with the Fund. In their deliberations, the Board did not identify any particular information that was all-important or controlling and attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

Nature, Extent and Quality of Services

The Board received a presentation from senior representatives of the Adviser and Sub-advisers. The Board undertook these considerations in connection with the proposed renewal of the Advisory Agreement between each Absolute Fund and Absolute and the renewal of each Sub-advisory Agreement between Absolute and each of the Sub-advisers, except MetWest. The Board undertook these considerations with respect to MetWest in connection with the proposal approval of a new Sub-advisory Agreement between MetWest and Absolute following a change of control of MetWest.

The Board considered the quality of services to be provided by Absolute and the Sub-advisers under the Advisory and Sub-advisory Agreements with the Trust and Absolute, respectively. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Adviser and the Sub-advisers with principal investment responsibility for the Absolute Funds’ investments as well as the investment philosophy and decision-making processes of those professionals and the capability and integrity of the Adviser’s and the Sub-advisers’ senior management and staff. The Board also considered the adequacy of the Adviser’s and Sub-advisers’ resources and quality of services to be provided by the under the Advisory Agreement and the Sub-advisory Agreement.

90	ABSOLUTE FUNDS

ABSOLUTE FUNDS

ADDITIONAL INFORMATION (Unaudited)

MARCH 31, 2010

The Board, in addition, considered the quality of the Adviser’s and the Sub-advisers’ services with respect to regulatory compliance and compliance with client investment policies and restrictions as well as the financial condition and operational stability of the Adviser and Sub-advisers’. The Board noted the Adviser’s and the Sub-advisers’ representations that their firms are financially stable and able to provide investment advisory and sub-advisory services to the Funds. With respect to MetWest, in particular, the Board considered the representations of Absolute’s senior management team, including in its written response to the Board’s due diligence letter, that the change in control of MetWest was not expected to have any impact on the portfolio management, compliance or administrative services provided to the Absolute Funds by MetWest and that, to date, the change in control of MetWest had not resulted in adverse consequences for the Absolute Funds.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Funds under the Advisory Agreement and Sub-advisory Agreements.

Costs of Services and Profitability

The Board considered information provided by Absolute and its Sub-advisers regarding the costs incurred in connection with providing services to each Absolute Fund and its profitability with respect to each Absolute Fund. The Board considered that Absolute continues to contractually waive certain advisory fees and, as necessary, reimburse certain expenses of the Absolute Opportunities Fund. In the totality of the circumstances, the Board concluded that the level of the Adviser’s estimated profits projected in connection with its management of the Fund was not excessive in light of the proposed services to be provided.

Performance

In connection with a presentation by Absolute regarding its approach to managing the Absolute Funds, the Board considered each Fund’s performance and each Sub-adviser’s performance, including, as applicable, over the 1-year, 3-year and since inception periods ended March 31, 2010. The Board noted that the Absolute Opportunities Fund outperformed its benchmark index, the S&P 500, since its inception on October 21, 2008 and had a positive return during the difficult first quarter of 2009. The Board also noted that the Absolute Strategies Fund underperformed its benchmark index, also the S&P 500 [over the same periods]. The Board noted that the Absolute Strategies Fund had maintained a relatively low beta, indicating that the Fund has a relatively low sensitivity to the movements of the S&P 500, as it is its objective to do.

The Board also considered the performance of each Sub-adviser, as presented to the Board by Absolute. With respect to those Sub-advisers’ whose performance lagged the relevant Fund’s benchmark, the Board noted Absolute’s representation that Absolute maintained confidence in each Sub-adviser and that each Sub-adviser could be expected to achieve dramatically different performance results in light of the particular strategy it had been engaged by Absolute to execute. The Board further noted Absolute’s explanation that, standing alone, no Sub-adviser would necessarily be expected to outperform either Fund’s benchmark index, but rather that only the performance of each Fund as a whole may appropriately be compared to the benchmark index; in this regard, the Board noted that Absolute emphasized its responsibility for allocating each Fund’s assets among

91	ABSOLUTE FUNDS

ABSOLUTE FUNDS

ADDITIONAL INFORMATION (Unaudited)

MARCH 31, 2010

Sub-advisers in order to achieve the Fund’s investment objective. In light of Absolute’s presentation, the unpredictability of the market over the last year and the continued growth of the each Absolute Fund’s assets, the Board concluded that the Absolute Funds and their shareholders could benefit from the renewal of Absolute’s Advisory Agreement with the Funds and of each of the applicable Sub-advisory Agreements between Absolute and each Sub-adviser, except with respect to MetWest, with respect to which the Board concluded that each Absolute Fund could benefit from the approval of the new Final Sub-Advisory Agreement between MetWest and Absolute.

Compensation

The Board considered the compensation paid to Absolute and each Sub-adviser for providing advisory services to the applicable Absolute Fund. The Board also considered comparative information regarding fees and total expenses of similar mutual funds, noting Absolute’s representation that it believes that hedge funds provide a fairer comparison to each Absolute Fund in terms of strategy and complexity and, as such, the Lipper Inc. peer group is not a complete reflection of the each Absolute Fund’s peers. The Board noted that Absolute’s advisory fee rate and total expense ratio were higher than the median advisory fee rate and median total expense ratio for funds in its Lipper Inc. peer group. The Board specifically considered that the Absolute Funds’ fees were among the highest charged by the funds in their Lipper Inc. peer group. In this regard, the Board considered Absolute’s representation that hedge funds are more similar to each of the Absolute Funds than the mutual funds in their Lipper Inc. peer group, and that such hedge funds’ fees typically consist of a 2% advisory fee and 20% performance fee. The Board also recognized that Absolute pays all of the Sub-advisers out of its advisory fee. Under the circumstances, the Board concluded that it is difficult to make an apples-to-apples comparison of the Absolute Funds’ expense ratios and those of their Lipper Inc. peer group Funds, including due to variations between the services provided by the Adviser to the Absolute Funds and those included in the fees paid by other funds. Based on the foregoing and other relevant facts, the Board concluded that the advisory fees charged to each Absolute Fund were reasonable.

Economies of Scale

In connection with its review of the advisory fee, the Board considered whether either of the Absolute Funds would benefit from any economies of scale and noted that the advisory fees for each of the Absolute Fund do not contain breakpoints. The Board noted Absolute’s representation that neither Absolute Fund could achieve large economies of scale because the investment strategies of the Sub-advisers were not high-capacity strategies – meaning the Sub-advisers could not successfully manage larger and larger amounts of assets and, as a result, did not generally offer fee schedules with breakpoints. The Board also noted Absolute’s representation that, to the extent it was able to obtain fee breaks with certain sub-advisers, fee breakpoints may not be incorporated into the Absolute Funds’ fee structures given the given the capacity constraints of the funds as a whole. In light of the circumstances, including the Adviser’s representations regarding the fees imposed by comparable hedge funds, the Board concluded that it was not necessary to impose fee breakpoints at this time.

92	ABSOLUTE FUNDS

ABSOLUTE FUNDS

ADDITIONAL INFORMATION (Unaudited)

MARCH 31, 2010

Other Benefits

The Board noted the Adviser’s and Sub-advisers’ representations that, except for their ability to associate themselves with the Absolute Funds and grow their assets under management, including their contractual advisory and sub-advisory fees, Absolute and the Sub-advisers do not realize any other benefits from their relationships with the Absolute Funds. Under the circumstances, including the foregoing representations, the Board concluded that other benefits received by Absolute and the Sub-advisers from their relationships with the Absolute Funds were not a material factor to consider in approving the continuation of the Advisory and Sub-advisory Agreements.

The Board reviewed a memorandum from Trust counsel discussing the legal standards applicable to its consideration the Advisory and Sub-advisory Agreements. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its business judgment, that the advisory arrangements, as outlined in the Advisory and Sub-advisory Agreements, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant in the exercise of its reasonable business judgment.

Proxy Voting Information

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (888) 992-2765 and on the SEC’s website at www.sec.gov. Each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (888) 992-2765 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shareholder Expense Example

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2009, through March 31, 2010.

93	ABSOLUTE FUNDS

ABSOLUTE FUNDS

ADDITIONAL INFORMATION (Unaudited)

MARCH 31, 2010

Actual Expenses – The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Absolute Strategies Fund

	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During Period *	Annualized Expense Ratio *
Institutional Shares
Actual	$1,000.00	$1,037.57	$10.82	2.13%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.31	$10.70	2.13%
R Shares
Actual	$1,000.00	$1,035.13	$12.84	2.53%
Hypothetical (5% return before expenses)	$1,000.00	$1,012.32	$12.69	2.53%

* Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

94	ABSOLUTE FUNDS

ABSOLUTE FUNDS

ADDITIONAL INFORMATION (Unaudited)

MARCH 31, 2010

Absolute Opportunities Fund

	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During Period *	Annualized Expense Ratio *
Actual	$1,000.00	$1,016.68	$17.85	3.55%
Hypothetical (5% return before expenses)	$1,000.00	$1,007.23	$17.77	3.55%

* Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

Federal Tax Status of Dividends Declared during the Tax Year

For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Absolute Strategies Fund designates 45.81% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 46.69% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code. The Absolute Strategies Fund also designates 93.10% as qualified interest income exempt from US tax for foreign shareholders (QII) and 100.00% as short-term capital gain dividends exempt from U.S. tax for foreign shareholders (QSD). The Absolute Opportunities Fund designates 2.92% of its income dividend distributed as DRD and 7.76% for QDI. The Absolute Opportunities Fund also designates 100.00% as QII and 87.23% for QSD.

95	ABSOLUTE FUNDS

ABSOLUTE FUNDS

ADDITIONAL INFORMATION (Unaudited)

MARCH 31, 2010

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for the shareholders. The following table provides information about each Board member and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101, unless otherwise indicated. Each Trustee oversees thirty-two portfolios in the Trust. Mr. Keffer is considered an Interested Trustee due to his affiliation with Atlantic. Mr. Keffer is also an Interested Director of Wintergreen Fund, Inc. Each Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (888) 992-2765.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 1989 (Chairman since 2004)	Retired since 2003.
Costas Azariadis Born: 1943	Trustee; Chairman, Valuation Committee	Since 1989	Professor of Economics, Washington University since 2006; Professor of Economics, University of California-Los Angeles 1992-2006.
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.
Interested Trustee
John Y. Keffer[1] Born: 1942	Trustee; Vice Chairman	Since 1989	Chairman, Atlantic since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.

1 Since 1997, John Y. Keffer has been president and owner of Forum Trust, LLC. Prior to January 1, 2010, Atlantic was a wholly owned subsidiary of Forum Trust, LLC. Effective January 1, 2010, Atlantic became a wholly owned subsidiary of Forum Holdings Corp., a Delaware corporation that is wholly owned by Mr. Keffer.

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ABSOLUTE FUNDS

ADDITIONAL INFORMATION (Unaudited)

MARCH 31, 2010

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since 2008	President, Atlantic since 2008; Director, Consulting Services, Foreside Fund Services 2007; Elder Care, 2005-2006.
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Manager, Atlantic since 2008; Section Manager/Vice President, Enterprise Support Services, Citigroup 2003-2008.
David Faherty Born: 1970	Vice President	Since 2009	Senior Counsel, Atlantic since 2009; Vice President, Citi Fund Services Ohio, Inc. 2007-2009.; Associate Counsel, Investors Bank & Trust Co. 2006-2007; FDIC 2005.
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Manager, Atlantic since 2008; Vice President, Citigroup 2003-2008.
Joshua LaPan Born: 1973	Vice President	Since 2009	Manager, Atlantic since 2008; Vice President, Citigroup 2003-2008.
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008; Vice President, Citigroup 2005-2008.
Lina Bhatnagar Born: 1971	Secretary	Since 2008	Senior Administration Specialist, Atlantic since 2008; Regulatory Administration Specialist, Citigroup 2006-2008.

97	ABSOLUTE FUNDS

P.O. BOX 588

PORTLAND, MAINE 04112

(888) 992-2765 (TOLL FREE)

(888) 99-ABSOLUTE (TOLL FREE)

INVESTMENT ADVISER

Absolute Investment Advisers LLC

350 Lincoln Street, Suite 216

Hingham, Massachusetts 02043

www.absoluteadvisers.com

TRANSFER AGENT

Atlantic Fund Administration, LLC

P.O. Box 588

Portland, Maine 04112

(888) 992-2765 (Toll Free)

(888) 99-ABSOLUTE (Toll Free)

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of its managements and other information.

212-ANR-0310

BECK, MACK & OLIVER

GLOBAL EQUITY FUND

PARTNERS FUND

ANNUAL REPORT

March 31, 2010

BECK, MACK & OLIVER LLC

BECK, MACK & OLIVER GLOBAL EQUITY FUND

A MESSAGE TO OUR SHAREHOLDERS

MARCH 31, 2010

Dear Fellow Shareholder:

The Beck, Mack & Oliver Global Equity Fund (the “Fund”) ended its fiscal year on March 31, 2010 with a net asset value of $17.96 per share, realizing a return of 50.16% for the twelve-month period and representing an increase from its March 31, 2009 net asset value of $11.99 per share. The Fund’s fiscal return compares with a return of 52.37% for the Fund’s benchmark, the MSCI World Index (“MSCI”)1, and a 49.77% return for the S&P 500 Index (“S&P 500”)2. For a longer term perspective, the Fund’s 3-, 5-, and 10-year average annual total returns for the period ended March 31st were as follows:

Average Annual Total Return as of 03/31/2010	One Year	Three Years	Five Years	Ten Years
Beck, Mack & Oliver Global Equity Fund	50.16%	-4.23%	4.12%	-0.59%
MSCI World Index	52.37%	-5.41%	2.89%	-0.03%
S&P 500 Index	49.77%	-4.17%	1.92%	-0.65%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (800) 754-8759. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 2.28%. However, the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total operating expenses do not exceed 1.25%, which is in effect until July 31, 2010. During the period certain fees were waived and/or expenses reimbursed; otherwise returns would have been lower. Returns greater than one year are annualized. The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future.

Fiscal Year in Review

The Fund’s performance during the fiscal year ended March 31, 2010 lagged its benchmark MSCI World Index by 2.21% in a sharply rising market environment that rebounded over 50%. 2010 proved to be the first calendar year in which the Fund underperformed relative to the MSCI World index and the S&P 500 after seven consecutive years of outperformance.

[1]

The MSCI measures the performance of a diverse range of global stock markets in the United States, Canada, Europe, Australia, New Zealand and the Far East. The total return of the MSCI includes reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the MSCI does not include expenses. The Fund is professionally managed while the MSCI is unmanaged and is not available for investment.

[2]

The S&P 500 is a market-value weighted index representing the performance of 500 widely held, publicly traded stocks. The total return of the S&P 500 includes reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the S&P 500 does not include expenses. The Fund is professionally managed while the S&P 500 is unmanaged and is not available for investment.

BECK, MACK & OLIVER GLOBAL EQUITY FUND

A MESSAGE TO OUR SHAREHOLDERS

MARCH 31, 2010

While the Fund participated in the broad market rally of 2009 and the fiscal year ended March 31, 2010, the performance was shaved by a cautious outlook and a large allocation toward consumer staples, which participated but lagged the sharp reflation rally. The rally was dominated by resource related companies (where the Fund has exposure through Anglo American PLC and EnCana Corp., among others) and technology (where the Fund’s exposure was limited to its position in QUALCOMM, Inc.). In addition, cash inflows into the Fund in the midst of the rally were put to work slowly and methodically; to participate fully would have required us to be more aggressive. We are comfortable with our decision-making and prefer to stick with our disciplined process, which has kept us in good stead over the long term. We invest in what we believe are asymmetrically favorable situations with a preference for long-term investment, and in securities with attributes that point to a high probability for successful outcome.

Securities that contributed to the Fund’s performance included diversified and real estate focused Asian companies such as Jardine Matheson Holdings, Ltd. and Hang Lung Properties, Ltd. which rebounded sharply from their lows. Some of these Asia-based equities were significantly mispriced at the market lows (with some trading at fractions of book value) especially when considering their financial strength and lack of need to access capital markets for day-to-day operations. Additionally, it appears business could be vibrant in the region for years to come — notwithstanding some potential hiccups along the way — to the benefit of companies whose assets posses natural barriers to entry and competitive advantages. Other sectors that contributed to Fund performance included our investments in metals and mining companies like Anglo American. Anglo common stock appeared to be priced for implosion during the depths of March 2009, trading into single digits from the mid $30’s. We purchased additional shares of this common stock at fire sale prices due to what we believe were significant though transitory issues. Anglo has a unique resource base in industrial metals and precious minerals, and a good management team capable of unlocking shareholder value. It is apparent that only a handful of companies worldwide have a comparable depth of resources — the result of consolidation in prior years. We regard these companies as strategic assets — they possess basic building blocks used to further develop emerging and growing economies worldwide. Consolidation also appears to have produced a generally rational competitive environment for metals and mining companies.

Our high relative exposure to consumer staples proved the primary drag on the Fund’s relative performance over the period. We remain constructive on our holdings in this area and have been adding to existing and establishing new positions in common stocks that have not participated in the rally to the same degree as those in other market sectors. Examples include Japan Tobacco, Inc. where concerns about a potential excise tax increase in its home market weighed on the stock. We increased our position based on our thesis that this uncertainty would likely be resolved positively and that the stock was unduly cheap on an absolute basis and versus its peer group.

Outlook and Areas of Opportunity

Within the consumer staples sector, one industry we like in particular is the global beer business, which is relatively protected from economic volatility but attractive at present for a few reasons. The industry is undergoing rapid consolidation — especially after the creation of market leader AB-Inbev. In response to AB-Inbev’s enhanced competitive position and market power, others have followed suit including Fund holdings Heineken Holdings NV and FEMSA (which has a beer component to its net asset value). The beer industry’s competitive landscape is rapidly becoming dominated by a few competitors that are well-positioned to extract efficiencies from redundant operations, and will likely follow other industries that have consolidated down to a few players that act as rational competitors and have the potential

BECK, MACK & OLIVER GLOBAL EQUITY FUND

A MESSAGE TO OUR SHAREHOLDERS

MARCH 31, 2010

for pricing to remain steady while marketing costs are reigned in. The few remaining sizable but non-dominant global beer companies appear to be ripe for further consolidation and in our opinion represent an area of opportunity for the Fund.

The Fund has been active in acquiring property casualty insurance and related companies and has now allocated over 10 % of Fund NAV to select securities. New and existing common stock positions include Enstar Group, Munich Re, Axis Capital, Renaissance Re, Fairfax Financial and Tokio Marine. All were acquired, to one degree or another, at discounts to our appraisal of long-term business value and some at significant discounts to book value. In our opinion the collective group has multiple attributes that make them compelling investments including:

•	Disciplined and skillful underwriting or appraisal abilities that are above that of the competition

•	Astute investment capabilities

•	Historical financial strength

•	Operating leverage to higher global interest rates, a potential long term consequence of the credit crises

In particular, Enstar is a unique business since the company does not write insurance policies; rather, it acquires books of insurance in run-off from other companies looking to shed certain businesses to enhance overall profitability. Its appraisal abilities are thus a key to Enstar’s success as is its ability to consummate acquisitions. The company has proven these capabilities over its history and has achieved double digit returns on capital and above average book value compounding versus the universe of public insurance companies. The market for Enstar’s services is large, providing growth potential for years to come. The business is generally counter-cyclical to the insurance industry as companies are more active in looking to shed books of business in softer pricing environments. From a valuation perspective, Enstar trades at a very low multiple to future earnings — an anomaly and unwarranted in our opinion given its track record of success and the growth potential ahead of it.

We believe the Fund is well-positioned for different market scenarios. It should participate in the growth of emerging markets through its holdings of consumer-oriented companies exporting into fast growing regions of the world with a growing middle class. Infrastructure and energy holdings should benefit from long-term growth in domestic economies while having revenue streams based in local currencies, providing a ballast against currency swings that affect exporters. Such holdings are also geared toward stronger local currencies (generally in Asia) versus the U.S. dollar. The hard asset component (buildings, resources, basic infrastructure) should also provide an inflation hedge to the portfolio. Financial holdings in property/casualty and reinsurance are capital providers in a scenario where capital becomes more expensive and financial regulations globally become more stringent, requiring higher levels of capital from financial services companies (with the potential for firm pricing for a longer period of time). Finally, companies in this arena with operating leverage to higher short term interest rates position the Fund toward that scenario.

BECK, MACK & OLIVER GLOBAL EQUITY FUND

A MESSAGE TO OUR SHAREHOLDERS

MARCH 31, 2010

Thank you for your continued investment in the Fund.

David E. Rappa	Peter A. Vlachos

Robert C. Beck

Investing overseas involves special risks, including the volatility of currency exchange rates and, in some cases, limited geographic focus, political and economic instability, and relatively illiquid markets. The Fund may invest in small- and mid-cap companies which carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.

This letter may contain discussions about certain investments both held and not held in the portfolio. All current and future holdings are subject to risk.

The views in this report were those of the Fund managers as of March 31, 2010, and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

BECK, MACK & OLIVER GLOBAL EQUITY FUND

PERFORMANCE CHART AND ANALYSIS

MARCH 31, 2010

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Beck, Mack & Oliver Global Equity Fund (the “Fund”) compared with the performance of the Morgan Stanley Capital International World Index (“MSCI”), over the past ten fiscal years. The MSCI measures the performance of a diverse range of global stock markets in the United States, Canada, Europe, Australia, New Zealand and the Far East. The total return of the MSCI includes reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the MSCI does not include expenses. The Fund is professionally managed while the MSCI is unmanaged and is not available for investment. Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance please call (800) 943-6786. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. As stated in the Fund’s prospectus, the annual operating expense ratio (gross) is 2.28%. However, the Fund’s adviser has agreed to contractually waive a portion of its fees and to reimburse expenses such that total operating expenses do not exceed 1.25%, which is in effect until July 31, 2010. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

Investment Value on 03/31/10:
Beck, Mack & Oliver Global Equity Fund	$9,425
MSCI	9,972

Average Annual Total Return as of 03/31/10:	One Year	Five Years	Ten Years
Beck, Mack & Oliver Global Equity Fund	50.16%	4.12%	(0.59)%
MSCI	52.37%	2.89%	(0.03)%

BECK, MACK & OLIVER GLOBAL EQUITY FUND

PORTFOLIO PROFILE

MARCH 31, 2010

% of Total Investments

% of Total Investments
Financials	35.9%
Consumer Staples	18.7%
Healthcare	11.1%
Energy	7.8%
Consumer Discretionary	6.5%
Industrials	4.1%
Materials	3.9%
Telecommunication Services	3.7%
Information Technology	2.7%
U.S. Treasury	2.5%
Foreign Treasury	1.8%
Utilities	1.3%

100.0%

See Notes to Financial Statements.

BECK, MACK & OLIVER GLOBAL EQUITY FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

Shares	Security Description	Value

Common Stock — 89.9%

	Australia — 0.5%
25,000	Santos, Ltd.	$336,319

	Belgium — 3.6%
2,700	Ackermans & van Haaren NV	197,508
41,300	Compagnie Nationale a Portefeuille	2,164,336

		2,361,844

	Bermuda — 5.5%
33,500	Axis Capital Holdings, Ltd.	1,047,210
28,000	Enstar Group, Ltd.(a)	1,936,480
11,550	RenaissanceRe Holdings, Ltd.	655,578

		3,639,268

	Brazil — 2.2%
98,645	BM&FBOVESPA SA	662,311
41,800	Redecard SA	773,312

		1,435,623

	Canada — 13.1%
16,100	Brookfield Asset Management, Inc., Class A	409,772
5,600	Canadian Natural Resources, Ltd.	414,466
25,400	Cenovus Energy, Inc.	665,734
52,000	EnCana Corp.	1,613,560
1,560	Fairfax Financial Holdings, Ltd.	585,062
418,772	Huntingdon Real Estate Investment Trust(a)	2,473,915
11	Imperial Oil, Ltd.	422
470,000	Petroamerica Oil Corp.(a)	222,124
5,500	Potash Corp. of Saskatchewan, Inc.	656,425
21,400	Suncor Energy, Inc.	696,356
98,000	Viterra, Inc.(a)	925,338

		8,663,174

	China — 0.9%
1,038,000	Huaneng Power International, Inc., Class H	602,940

Shares	Security Description	Value

	France — 5.6%
12,300	Accor SA	$680,469
5,250	Eurazeo	364,686
53,900	Sanofi-Aventis SA, ADR	2,013,704
8,000	Suez Environnement Co.	184,121
33,900	UbiSoft Entertainment SA(a)	466,112

		3,709,092

	Germany — 2.6%
10,675	Muenchener Rueckversicherungs AG	1,734,509

	Hong Kong — 9.9%
204,300	Cheung Kong Holdings, Ltd.	2,631,291
250,000	Hang Lung Properties, Ltd.	1,007,824
148,000	Henderson Land Development Co., Ltd.	1,042,676
33,600	Jardine Matheson Holdings, Ltd.	1,118,880
255,000	Wheelock & Co., Ltd.	752,101

		6,552,772

	Japan — 6.8%
710	Japan Tobacco, Inc.	2,642,850
23,800	Tokio Marine Holdings, Inc.	670,290
12,000	Toyota Industries Corp.	342,710
57,100	Universal Entertainment Corp.	830,634

		4,486,484

	Jordan — 1.0%
44,520	Arab Bank PLC	678,250

	Luxembourg — 2.0%
1,800	Millicom International Cellular SA	160,470
45,600	SES SA, FDR	1,151,419

		1,311,889

	Malaysia — 1.1%
352,000	Genting Bhd	712,201

	Mexico — 2.1%
29,100	Fomento Economico Mexicano SAB de CV, ADR	1,383,123

	Netherlands — 1.2%
17,400	Heineken Holding NV	774,016

See Notes to Financial Statements.

BECK, MACK & OLIVER GLOBAL EQUITY FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

Shares	Security Description	Value

	Republic of South Korea — 3.3%
800	LG Corp.	$50,201
675	Lotte Confectionery Co., Ltd.	786,889
8,630	SK Telecom Co., Ltd.	1,323,351

		2,160,441

	Sweden — 1.1%
41,400	Investor AB, Class A	758,555

	Switzerland — 8.8%
23,869	ABB, Ltd.	521,342
8,500	Compagnie Financiere Richemont SA, Class A	329,149
3,800	Kuehne + Nagel International AG	384,541
50,620	Nestle SA	2,592,451
23,100	Novartis AG	1,247,672
9,160	Pargesa Holding SA	777,523

		5,852,678

	Taiwan — 1.2%
42,000	Chunghwa Telecom Co., Ltd., ADR	816,060

	United Kingdom — 4.6%
45,600	Anglo American PLC, ADR(a)	986,784
16,900	British American Tobacco PLC	582,543
8,970	Diageo PLC, ADR	605,026
34,576	GlaxoSmithKline PLC	663,996
3,500	HSBC Holdings PLC, ADR	177,415

		3,015,764

	United States — 12.8%
23,500	Baxter International, Inc.	1,367,700
5,600	Fluor Corp.	260,456
12,300	Genzyme Corp.(a)	637,509
395	JG Boswell Co.	247,270
4,900	Johnson & Johnson	319,480
29,600	Leucadia National Corp.(a)	734,376
37,700	Metabolix, Inc.(a)	459,186
15,600	Newmont Mining Corp.	794,508
25,600	Philip Morris International, Inc.	1,335,296
10,000	QUALCOMM, Inc.	419,900
40,000	Spectra Energy Corp.	901,200

Shares	Security Description	Value
12,200	Tejon Ranch Co.(a)	$372,344
22,000	The NASDAQ OMX Group, Inc.(a)	464,640
2,500	Waters Corp.(a)	168,850

		8,482,715

Total Common Stock (Cost $50,580,022)		59,467,717

Principal		Rate	Maturity

Corporate Bond — 0.1%

	Canada — 0.1%
$75,000	Huntingdon Real Estate Investment Trust, Series C (b) (Cost $66,361)	7.50%	03/31/12	71,356

Foreign Government Bonds — 1.7%

	Australia — 1.2%
850,000	Australian Government	5.75%	06/15/11	790,834

	Germany — 0.3%
150,000	Bundesschatzanweisungen	1.25%	03/11/11	204,013

	New Zealand — 0.2%
200,000	New Zealand Government, Series 1111	6.00%	11/15/11	147,032

Total Foreign Government Bonds (Cost $1,080,375)				1,141,879

U.S. Treasury Securities — 2.3%
500,000	U.S. Treasury Inflation Index	1.88%	07/15/13	624,603
400,000	U.S. Treasury Note	2.00%	09/30/10	403,578
500,000	U.S. Treasury Note	1.13%	01/15/12	501,993

Total U.S. Treasury Securities (Cost $1,487,450)				1,530,174

Total Investments — 94.0% (Cost $53,214,208)*				$62,211,126

Other Asset and Liabilities, Net — 6.0%				3,958,018

NET ASSETS — 100.0%				$66,169,144

See Notes to Financial Statements.

BECK, MACK & OLIVER GLOBAL EQUITY FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

ADR    American Depositary Receipt

FDR    Fiduciary Depositary Receipt

PLC    Public Limited Company

(a)	Non-income producing security.
(b)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $71,356 or 0.1% of net assets.
*	Cost for Federal income tax purposes is $54,539,664 and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$9,630,984
Gross Unrealized Depreciation	(1,959,522)

Net Unrealized Appreciation	$7,671,462

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, refer to Note 2 —Security Valuation in the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Investments at Value:
Common Stocks
Australia	$336,319	$—	$—	$336,319
Belgium	2,361,844	—	—	2,361,844
Bermuda	3,639,268	—	—	3,639,268
Brazil	1,435,623	—	—	1,435,623
Canada	8,663,174	—	—	8,663,174
China	602,940	—	—	602,940
France	3,709,092	—	—	3,709,092
Germany	1,734,509	—	—	1,734,509
Hong Kong	6,552,772	—	—	6,552,772
Japan	4,486,484	—	—	4,486,484
Jordan	678,250	—	—	678,250
Luxembourg	1,311,889	—	—	1,311,889
Malaysia	712,201	—	—	712,201
Mexico	1,383,123	—	—	1,383,123
Netherlands	774,016	—	—	774,016
South Korea	2,160,441	—	—	2,160,441
Sweden	758,555	—	—	758,555
Switzerland	5,852,678	—	—	5,852,678

	Level 1	Level 2	Level 3	Total
Taiwan	$816,060	$—	$—	$816,060
United Kingdom	3,015,764	—	—	3,015,764
United States	8,482,715	—	—	8,482,715
Corporate Bond	—	71,356	—	71,356
Foreign Bonds	—	1,141,879	—	1,141,879
U.S. Treasury Securities	—	1,530,174	—	1,530,174

Total Investments at Value	59,467,717	2,743,409	—	62,211,126

Other Financial Instruments**:
Forward Currency Contracts	—	69,344	—	69,344

Total	$59,467,717	$2,812,753	$—	$62,280,470

**	Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

See Notes to Financial Statements.

BECK, MACK & OLIVER GLOBAL EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2010

ASSETS
Total investments, at value (Cost $53,214,208)	$62,211,126
Foreign currency (Cost $2,771)	2,771
Unrealized gain on forward currency contracts	104,143
Cash	4,699,026
Receivables:
Fund shares sold	54,500
Interest and dividends	224,183
Prepaid expenses	10,251

Total Assets	67,306,000

LIABILITIES
Unrealized loss on forward currency contracts	34,799
Payables:
Investment securities purchased	1,018,838
Accrued liabilities:
Investment adviser fees	30,111
Compliance services fees	1,784
Fund service fees	15,998
Other expenses	35,326

Total Liabilities	1,136,856

NET ASSETS	$66,169,144

COMPONENTS OF NET ASSETS
Paid-in capital	$61,719,527
Distributions in excess of net investment income	(170,054)
Net realized loss	(4,449,154)
Unrealized appreciation	9,068,825

NET ASSETS	$66,169,144

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
Based on net assets of $66,169,144 and 3,683,400 shares outstanding at $0.00 par value (unlimited shares authorized)	$17.96

See Notes to Financial Statements.

BECK, MACK & OLIVER GLOBAL EQUITY FUND

STATEMENT OF OPERATIONS

YEAR ENDED MARCH 31, 2010

INVESTMENT INCOME
Dividend income (net of foreign withholding taxes of $91,267)	$939,384
Interest income (net of foreign withholding taxes of $1,271)	150,994

Total Investment Income	1,090,378

EXPENSES
Investment adviser fees	804,179
Fund service fees (Note 3)	173,986
Custodian fees	37,395
Registration fees	17,674
Professional fees	75,451
Trustees’ fees and expenses	1,581
Compliance services fees	31,410
Miscellaneous expenses	37,616

Total Expenses	1,179,292
Fees waived and/or reimbursed	(459,798)

Net Expenses	719,494

NET INVESTMENT INCOME	370,884

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on:
Investments	(1,454,033)
Foreign currency transactions	(183,561)

Net Realized Loss	(1,637,594)

Net change in unrealized appreciation (depreciation) on:
Investments	20,457,356
Foreign currency translations	(43,178)

Net Change in Unrealized Appreciation	20,414,178

NET REALIZED AND UNREALIZED GAIN	18,776,584

INCREASE IN NET ASSETS FROM OPERATIONS	$19,147,468

See Notes to Financial Statements.

BECK, MACK & OLIVER GLOBAL EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2010	Year Ended March 31, 2009
OPERATIONS
Net investment income	$370,884	$347,410
Net realized loss	(1,637,594)	(2,702,711)
Net change in unrealized appreciation (depreciation)	20,414,178	(20,473,493)

Increase (Decrease) in Net Assets from Operations	19,147,468	(22,828,794)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(152,280)	—
Net realized gain on investments sold	—	(1,034,286)

Total Distributions to Shareholders	(152,280)	(1,034,286)

CAPITAL SHARE TRANSACTIONS
Sale of shares	15,519,757	5,922,399
Reinvestment of distributions	141,354	1,034,231
Redemption of shares	(4,746,432)	(2,270,858)

Increase from Capital Share Transactions	10,914,679	4,685,772

Increase (Decrease) in Net Assets	29,909,867	(19,177,308)
NET ASSETS
Beginning of year	36,259,277	55,436,585

End of year(a)	$66,169,144	$36,259,277

SHARE TRANSACTIONS
Sale of shares	953,756	384,438
Reinvestment of distributions	8,082	78,232
Redemption of shares	(302,306)	(164,671)

Increase from Capital Share Transactions	659,532	297,999

(a) Amount includes distributions in excess of net investment income	$(170,054)	$(374,941)

See Notes to Financial Statements.

BECK, MACK & OLIVER GLOBAL EQUITY FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected per share data and ratios for a share outstanding throughout each year.

	Years Ended March 31,
	2010	2009	2008	2007	2006
NET ASSET VALUE, Beginning of Year	$11.99	$20.34	$22.78	$21.97	$19.15

INVESTMENT OPERATIONS
Net investment income(a)	0.11	0.12	0.07	0.11	0.10
Net realized and unrealized gain (loss)	5.90	(8.12)	(0.64)	2.69	4.17

Total from Investment Operations	6.01	(8.00)	(0.57)	2.80	4.27

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.04)	—	(0.53)	(0.46)	(0.49)
Net realized gain	—	(0.35)	(1.34)	(1.53)	(0.96)

Total Distributions to Shareholders	(0.04)	(0.35)	(1.87)	(1.99)	(1.45)

Redemption fee(a)	—	—	— (b)	— (b)	— (b)

NET ASSET VALUE, End of Year	$17.96	$11.99	$20.34	$22.78	$21.97

TOTAL RETURN	50.16%	(39.51)%	(3.32)%	13.22%	23.10%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000’s omitted)	$66,169	$36,259	$55,437	$54,280	$40,215
Ratios to Average Net Assets:
Net investment income	0.69%	0.73%	0.29%	0.49%	0.47%
Net expenses	1.34%	1.75%	1.75%	1.90%	2.41%
Gross expenses(c)	2.20%	2.28%	2.07%	2.28%	2.43%
PORTFOLIO TURNOVER RATE	54%	56%	51%	26%	56%

(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $0.01 per share.
(c)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

BECK, MACK & OLIVER PARTNERS FUND

A MESSAGE TO OUR SHAREHOLDERS

MARCH 31, 2010

Dear Fellow Shareholder:

The Beck, Mack & Oliver Partners Fund (the “Partners Fund”) ended its fiscal year on March 31, 2010 with a net asset value of $10.66 per share, realizing a return of 46.38% for the twelve-month period and representing an increase from its December 31, 2009 net asset value of $10.28 per share. The Partners Fund’s fiscal return compares with a return of 49.77% for the Partners Fund’s benchmark, the S&P 500 Index (“S&P 500”)1. For a longer term perspective, the Partners Fund’s 3-, 5-, and 10-year average annual total returns for the period ended March 31st were as follows:

Average Annual Total Return as of 03/31/2010	One Year[2]	Three Years	Five Years	Ten Years
Beck, Mack & Oliver Partners Fund	46.38%	-7.04%	1.20%	1.92%
S&P 500 Index	49.77%	-4.17%	1.92%	-0.65%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) is 1.79%. However, the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total operating expenses do not exceed 1.00%, which is in effect until July 31, 2011; otherwise performance shown would have been lower. For the most recent month-end performance, please call (800) 754-8759. Returns greater than one year are annualized. See page 15 for additional disclosure.

During the sharp market rebound environment of 2009, the market’s best performing stocks were generally small capitalization, lower credit quality companies. Within the context of the Federal Reserve’s “cheap money” policies, this outperformance is explainable as larger, higher-quality balance sheets prove less of a competitive advantage. However, as interest rates rise and the cost of money increases, the attractiveness of lower quality companies typically begins to wane. Since the market reached its nadir last March, stock prices of lower-quality companies (defined as rated B or lower in The Bank of America Merrill Lynch universe of 1,600 stocks) have outperformed higher-quality companies by 35% while stock prices of smaller market capitalization companies outperformed larger market capitalization companies by 40%. (Source: Bank of America Merrill Lynch)

The U.S. equity markets see-sawed sharply during the first quarter of 2010. In mid-January stocks began a decline on concerns over financial industry regulatory reform, Chinese economic policy, and sovereign credit woes in Greece. In early March a particularly accommodative stance by the Federal Reserve and the prospect of improving corporate profitability helped lift stock prices sharply higher.

[1]

The S&P 500 is a market-value weighted index representing the performance of 500 widely held, publicly traded stocks. The total return of the S&P 500 includes reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the S&P 500 does not include expenses. The Fund is professionally managed while the S&P 500 is unmanaged and is not available for investment.

[2]	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future.

BECK, MACK & OLIVER PARTNERS FUND

A MESSAGE TO OUR SHAREHOLDERS

MARCH 31, 2010

With an eye on managing downside risk, the Partners Fund continues to own mid to large capitalization companies with strong balance sheets, positions which have hampered its relative performance. We believe that over the next market cycle, which may likely include the raising of interest rates by the Federal Reserve, our higher-quality portfolio should be well-positioned.

The healthcare companies in our portfolio have large market capitalizations, strong balance sheets and high cash generation capabilities. The financial strength of these companies, along with concerns over newly enacted legislation, continues to cast a shadow over this sector, which underperformed the S&P by 18% during the past 12 months. However, their relatively strong balance sheets combined with favorable demographic trends cause us to be optimistic about their future return potential. We remain overweight in this sector and own large positions in Abbot Laboratories, Baxter International, Johnson & Johnson and Merck & Co.

Another area of focus is the energy sector. The strength of oil (up 68.7% during the past 12 months) and improving prospects for world economies has not led to outperformance for many companies in this sector; energy stocks in the S&P 500 were up only 26.7% from March 31, 2009. At current prices we would expect companies that produce oil to generate significant amounts of cash flow while demand for exploration and extraction companies should increase, allowing them greater visibility into the future. As people become more comfortable with the stability of the global economic recovery and begin focusing on the long term earnings power of these companies, we believe their relative performance will turn positive.

With the seeds of an economic recovery having been sown and much of the systemic risk in the financial system seemingly having been brought into the light of day, the probability of double dipping to the trough of last March appears low. That being said, the high demand for riskier assets is a trend worth watching closely. Junk bonds (those of lower credit quality issuers) set a quarterly record with $67.1 billion of issuance in the U.S. during the first quarter, up from $11 billion in the first quarter of 2009. Source: Dealogic (Holdings) PLC. Our concern remains that this increased ownership of riskier assets will augment the amount of indigestion normally felt during a Federal Reserve interest rate tightening cycle.

With stocks approaching more normalized valuations we remain selective in our approach to allocating capital to the equity markets. We maintain our fundamental, bottom up approach to security analysis and continue to build our bullpen of ideas that can be used to populate the portfolio when stock prices become untethered from our estimates of the intrinsic value.

Thank you for your continued support.

Zachary A. Wydra

(In November 2009, a limited partnership managed by the Adviser reorganized into the Fund. This limited partnership maintained an investment objective and investment policies that were, in all material respects, substantially similar to those of the Fund. The Fund will adopt the performance history and financial statements of the limited partnership. The Fund’s performance for periods prior to December 1, 2009 is that of the limited partnership and reflects the expenses of the limited partnership, which were lower than the Fund’s current net expenses, except for 2008 where the expenses of the

BECK, MACK & OLIVER PARTNERS FUND

A MESSAGE TO OUR SHAREHOLDERS

MARCH 31, 2010

limited partnership were higher. The performance prior to December 1, 2009 is based on calculations that are different than the standardized method of calculations accepted by the SEC. If the limited partnership’s performance had been readjusted to reflect the estimated expenses of the Fund for its first fiscal year, the performance would have been lower. The limited partnership was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.)

There is no assurance that the fund will achieve its investment objective. The risks associated with the fund include: equity and convertible securities risk, foreign securities risk, management risk, debt securities risk, no-investment grade securities risk, liquidity risk and non-diversification risk. Total return figures include the reinvestment of dividends and capital gains. During the periods shown, some of the Fund’s fees were waived or expenses reimbursed. In the absence of these waivers and reimbursements, performance figures would be lower.

This letter may contain discussions about certain investments both held and not held in the portfolio. All current and future holdings are subject to risk.

The views in this report were those of the Fund managers as of March 31, 2010, and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

BECK, MACK & OLIVER PARTNERS FUND

PERFORMANCE CHART AND ANALYSIS

MARCH 31, 2010

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Beck, Mack & Oliver Partners Fund (the “Fund”) compared with the performance of the Standard & Poor’s 500 Index (“S&P 500”), over the past ten fiscal years. The S&P 500 is a market-value weighted index representing the performance of 500 widely held, publicly traded stocks. The total return of the S&P 500 includes reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the S&P 500 does not include expenses. The Fund is professionally managed while the S&P 500 is unmanaged and is not available for investment. Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance please call (800) 943-6786. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. As stated in the Fund’s prospectus, the annual operating expense ratio (gross) is 1.79%. However, the Fund’s adviser has agreed to contractually waive a portion of its fees and to reimburse expenses such that total operating expenses do not exceed 1.00%, which is in effect until July 31, 2011. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

Investment Value on 03/31/10:
Beck, Mack & Oliver Partners Fund	$12,093
S&P 500	9,365

Average Annual Total Return as of 03/31/10:	One Year	Five Years	Ten Years
Beck, Mack & Oliver Partners Fund	46.38%	1.20%	1.92%
S&P 500	49.77%	1.92%	(0.65)%

BECK, MACK & OLIVER PARTNERS FUND

PORTFOLIO PROFILE

MARCH 31, 2010

% of Total Investments

See Notes to Financial Statements.

BECK, MACK & OLIVER PARTNERS FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

Shares	Security Description	Value

Common Stock — 86.9%

	Energy — 16.8%
15,328	ConocoPhillips	$784,334
16,963	EnCana Corp.	526,362
3,800	Exxon Mobil Corp.	254,524
16,936	Noble Corp.	708,264
6,889	Schlumberger Ltd.	437,176
22,790	The Williams Cos., Inc.	526,449

		3,237,109

	Financials — 23.6%
16,689	Axis Capital Holdings, Ltd.	521,698
5,300	Berkshire Hathaway, Inc., Class B(a)	430,731
20,579	Brookfield Asset Management, Inc., Class A	523,118
10,582	Enstar Group, Ltd.(a)	731,851
12,419	HCC Insurance Holdings, Inc.	342,764
7,547	Homefed Corp.(a)	177,166
28,963	Leucadia National Corp.(a)	718,572
14,284	PICO Holdings, Inc.(a)	531,222
6,200	RenaissanceRe Holdings, Ltd.	351,912
24,692	RHJ International(a)	214,498

		4,543,532

	Healthcare — 21.9%
11,827	Abbott Laboratories	623,046
11,296	Baxter International, Inc.	657,427
5,150	Genzyme Corp.(a)	266,925
8,886	Johnson & Johnson	579,367
7,119	Laboratory Corp. of America Holdings(a)	538,979
16,102	Merck & Co., Inc.	601,410
50,745	Metabolix, Inc.(a)	618,074
4,924	Waters Corp.(a)	332,567

		4,217,795

	Industrials — 9.7%
27,185	Ceres Power Holdings PLC(a)	52,783
11,579	Dover Corp.	541,318
12,206	Fluor Corp.	567,701
12,046	Roper Industries, Inc.	696,741

		1,858,543

Shares	Security Description	Value

	Information Technology — 6.3%
3,724	Fidelity National Information Services, Inc.	$87,291
23,458	Molex, Inc., Class A	414,034
16,963	QUALCOMM, Inc.	712,276

		1,213,601

	Materials — 5.0%
29,549	Nalco Holding Co.	718,927
2,000	Potash Corp. of Saskatchewan, Inc.	238,700

		957,627

	Telecommunication Services — 1.5%
174,849	Level 3 Communications, Inc.(a)	283,255

	Utilities — 2.1%
15,500	Brookfield Infrastructure Partners LP	272,645
11,202	Mirant Corp.(a)	121,654

		394,299

Total Common Stock (Cost $12,778,754)		16,705,761

See Notes to Financial Statements.

BECK, MACK & OLIVER PARTNERS FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

Principal		Rate	Maturity	Value

Corporate Convertible Bond — 1.2%
$232,000	Level 3 Communications, Inc. (Cost $212,231)	5.25%	12/15/11	$227,070

Corporate Non-Convertible Bonds — 2.9%
250,000	HSBC Finance Corp.	6.75%	05/15/11	262,848
300,000	Level 3 Financing, Inc.	9.25%	11/01/14	294,000

Total Corporate Non-Convertible Bonds (Cost $554,567)				556,848

Total Investments — 91.0% (Cost $13,545,552)*				$17,489,679

Other Assets and Liabilities, Net — 9.0%				1,728,622

NET ASSETS — 100.0%				$19,218,301

LP    Limited Partnership

PLC    Public Limited Company

(a)	Non-income producing security.
*	Cost for Federal income tax purposes is $13,553,181 and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$4,768,605
Gross Unrealized Depreciation	(832,107)

Net Unrealized Appreciation	$3,936,498

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, refer to Note 2 —Security Valuation in the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Investments at Value:
Common Stock
Energy	$3,237,109	$—	$—	$3,237,109
Financials	4,329,034	214,498	—	4,543,532
Healthcare	4,217,795	—	—	4,217,795
Industrials	1,858,543	—	—	1,858,543
Information Technology	1,213,601	—	—	1,213,601
Materials	957,627	—	—	957,627
Telecommunication Services	283,255			283,255
Utilities	394,299	—	—	394,299
Corporate Convertible Bond	—	227,070	—	227,070
Corporate Non-Convertible Bonds	—	556,848	—	556,848

Total Investments at Value	$16,491,263	$998,416	$—	$17,489,679

See Notes to Financial Statements.

BECK, MACK & OLIVER PARTNERS FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2010

ASSETS
Total investments, at value (Cost $13,545,552)	$17,489,679
Cash	1,633,213
Receivables:
Fund shares sold	80,500
Interest and dividends	45,169
Prepaid expenses	1,948

Total Assets	19,250,509

LIABILITIES
Payables:
Fund shares redeemed	1,066
Accrued liabilities:
Investment adviser fees	4,761
Compliance services fees	833
Fund service fees	2,625
Other expenses	22,923

Total Liabilities	32,208

NET ASSETS	$19,218,301

COMPONENTS OF NET ASSETS
Paid-in capital	$14,893,691
Undistributed net investment income	35,936
Accumulated net realized gain on investments	344,547
Unrealized appreciation on investments	3,944,127

NET ASSETS	$19,218,301

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
Based on net assets of $19,218,301 and 1,803,465 shares outstanding at $0.00 par value (unlimited shares authorized)	$10.66

See Notes to Financial Statements.

BECK, MACK & OLIVER PARTNERS FUND

STATEMENT OF OPERATIONS

PERIOD ENDED MARCH 31, 2010*

INVESTMENT INCOME
Dividend income (net of foreign withholding taxes of $1,999)	$87,033
Interest income	20,990

Total Investment Income	108,023

EXPENSES
Investment adviser fees	58,218
Fund service fees (Note 3)	52,265
Custodian fees	3,420
Registration fees	3,341
Professional fees	21,048
Trustees’ fees and expenses	110
Compliance services fees	3,946
Miscellaneous expenses	6,441

Total Expenses	148,789
Fees waived and/or reimbursed	(90,571)

Net Expenses	58,218

NET INVESTMENT INCOME	49,805

NET REALIZED AND UNREALIZED GAIN
Net realized gain on investments	342,210
Net change in unrealized appreciation on investments	696,065

NET REALIZED AND UNREALIZED GAIN	1,038,275

INCREASE IN NET ASSETS FROM OPERATIONS	$1,088,080

*	Beck, Mack & Oliver Partners Fund commenced operations on December 1, 2009.

See Notes to Financial Statements.

BECK, MACK & OLIVER PARTNERS FUND

STATEMENT OF CHANGES IN NET ASSETS

December 1, 2009* through March 31, 2010
OPERATIONS
Net investment income	$49,805
Net realized gain on investments	342,210
Net change in unrealized appreciation on investments	696,065

Increase in Net Assets from Operations	1,088,080

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(15,673)

Total Distributions to Shareholders	(15,673)

CAPITAL SHARE TRANSACTIONS
Sale of shares	5,029,969
Shares issued from reorganization (Note 1)	13,513,594
Reinvestment of distributions	15,651
Redemption of shares	(413,320)

Increase from Capital Share Transactions	18,145,894

Increase in Net Assets	19,218,301
NET ASSETS
Beginning of period	—

End of period(a)	$19,218,301

SHARE TRANSACTIONS
Sale of shares	490,164
Shares issued from reorganization (Note 1)	1,351,359
Reinvestment of distributions	1,522
Redemption of shares	(39,580)

Increase from Capital Share Transactions	1,803,465

(a) Amount includes undistributed net investment income	$35,936

*	Commencement of operations.

See Notes to Financial Statements.

BECK, MACK & OLIVER PARTNERS FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected per share data and ratios for a share outstanding throughout the period.

December 1, 2009(a) through March 31, 2010
NET ASSET VALUE, Beginning of Period	$10.00

INVESTMENT OPERATIONS
Net investment income(b)	0.03
Net realized and unrealized gain	0.64

Total from Investment Operations	0.67

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.01)

Total Distributions to Shareholders	(0.01)

NET ASSET VALUE, End of Period	$10.66

TOTAL RETURN(c)	6.70%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$19,218
Ratios to Average Net Assets:(d)
Net investment income	0.86%
Net expenses	1.00%
Gross expenses(e)	2.56%
PORTFOLIO TURNOVER RATE	17%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

BECK, MACK & OLIVER FUNDS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2010

Note 1. Organization

The Beck, Mack & Oliver Global Equity Fund and Beck, Mack & Oliver Partners Fund (individually, a “Fund” and, collectively the “Funds”) are diversified portfolios of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. As of March 31, 2010, the Trust had thirty-two investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. The Beck, Mack & Oliver Global Equity Fund commenced operations on December 8, 1993. The Beck, Mack & Oliver Global Equity Fund seeks capital appreciation by investing primarily in common stock and securities convertible into common stock. Effective June 24, 2009, the name of the Austin Global Equity Fund was changed to the Beck, Mack & Oliver Global Equity Fund. The Beck, Mack & Oliver Partners Fund commenced operations on December 1, 2009, after it acquired the net assets of the BMO Partners Fund, L.P. (the “Partnership”), in exchange for Fund shares. The Partnership commenced operations in 1991. The Beck, Mack & Oliver Partners Fund seeks long-term capital appreciation consistent with the preservation of capital.

On December 1, 2009, the Partnership reorganized into the Beck, Mack & Oliver Partners Fund. The reorganization of net assets and unrealized gain from this tax-free transaction was as follows:

Date of Contribution	Net Assets	Shares Issued	Unrealized Gain on Investments Received from Reorganization
December 1, 2009	$13,513,594	1,351,359	$3,248,062

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:

Security Valuation — Exchange-traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and asked prices provided by independent pricing services. Debt securities may be valued at prices supplied by a Fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Forward currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Exchange-traded options for which there were no sales reported that day are generally valued at the last sale or official closing price as reported by an independent pricing service

BECK, MACK & OLIVER FUNDS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2010

on the exchange on which they are primarily traded. Options not traded on an exchange are generally valued at broker-dealer bid quotation. Shares of open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in sixty days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

Each Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of March 31, 2010, for each Fund’s investments is included at the end of each Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss — Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after each Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium and discount is amortized and accreted in accordance with GAAP. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes.

Foreign Currency Translations — Foreign currency amounts are translated into U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Each Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by each Fund entering into offsetting commitments. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

BECK, MACK & OLIVER FUNDS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2010

Foreign Currency Transactions — Each Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. Each Fund may use forward currency contracts to facilitate transactions in foreign securities and to manage each Fund’s foreign currency exposure. These contracts are intrinsically valued daily based on forward rates, and each Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of net asset value. Due to the risk associated with these transactions, each Fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its net asset value.

The volume of open currency positions may vary on a daily basis as the Beck, Mack and Oliver Global Equity Fund transacts currency contracts in order to achieve the exposure desired by the adviser. During the fiscal year ended March 31, 2010, the Beck, Mack & Oliver Global Equity Fund entered into an aggregate total notional value of total value of $13,337,813 on forward currency contracts. Additionally, the Beck, Mack & Oliver Global Equity Fund entered into a total value of $29,004,470 on spot currency contracts for the fiscal year ended March 31, 2010.

The values of each individual forward currency contract outstanding in the Beck, Mack & Oliver Global Equity Fund as of March 31, 2010, are disclosed in the table below.

Contracts to Sell	Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
(213,240) CAD	12/09/10	$200,000	$(9,419)
(416,920) CAD	01/13/11	400,000	(9,119)
(212,080) CAD	02/28/11	200,000	(7,863)
(606,300) CHF	12/08/10	600,000	23,569
(362,950) CHF	01/27/11	350,000	4,687
(1,002,915) CHF	02/07/11	950,000	(4,342)
(254,638) EUR	02/08/11	350,000	6,081
(515,160) EUR	02/09/11	700,000	4,214
(235,727) EUR	02/22/11	320,000	1,611
(147,005) EUR	03/09/11	200,000	1,438
(372,162) GBP	01/28/11	600,000	36,114
(126,772) GBP	02/23/11	195,000	2,931
(44,800,000) JPY	12/08/10	500,000	19,627
(46,345,000) JPY	01/12/11	500,000	2,743
(287,875,000) KRW	03/11/11	250,000	(1,199)
(507,750) MYR	03/11/11	150,000	(2,857)
(714,370) SEK	12/10/10	100,000	1,128

		$6,565,000	$69,344

BECK, MACK & OLIVER FUNDS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2010

CAD Canadian Dollar

CHF Swiss Franc

EUR Euro

GBP British Pound Sterling

JPY Japanese Yen

KRW Korean Won

MYR Malaysian Ringgit

SEK Swedish Krona

Derivatives Transactions — The Beck, Mack and Oliver Global Equity Fund’s use of derivatives during the period ended March 31, 2010, was limited to forward currency contracts and purchased put options. The volume of open positions may vary on a daily basis as Beck, Mack and Oliver Global Equity Fund transacts derivative transactions in order to achieve the exposure desired by the adviser. Following is a summary of how the derivatives are treated in the financial statements and their impact on the Beck, Mack and Oliver Global Equity Fund.

The location on the Statement of Assets and Liabilities of the Beck, Mack & Oliver Global Equity Fund’s derivative positions by type of exposure, all of which are not accounted for as hedging instruments as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification, is as follows:

Fund Contract Type/ Primary Risk Exposure	Location on Statement of Assets and Liabilities	Asset Derivatives	Location on Statement of Assets and Liabilities	Liability Derivatives
Beck, Mack & Oliver Global Equity Fund
Forward Currency Contracts	Unrealized gain on forward currency contracts	$104,143	Unrealized loss on forward currency contracts	$34,799

Realized and unrealized gains and losses on derivatives contracts entered into during the period ended March 31, 2010, by the Beck, Mack & Oliver Global Equity Fund are recorded in the following locations in the Statement of Operations:

Fund Contract Type/ Primary Risk Exposure	Location of Gain or (Loss) on Derivatives	Realized Loss on Derivatives	Change in Unrealized Depreciation on Derivatives
Beck, Mack & Oliver Global Equity Fund
Purchased Put Options	Net Realized loss — Investments and Net Change in Unrealized Appreciation (Depreciation) on — Investments	$(179,830)	$(12,255)

BECK, MACK & OLIVER FUNDS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2010

Fund Contract Type/ Primary Risk Exposure	Location of Gain or (Loss) on Derivatives	Realized Loss on Derivatives	Change in Unrealized Depreciation on Derivatives
Forward Currency Contracts	Net Realized loss — Foreign currency transactions and Net Change in Unrealized Appreciation (Depreciation) on — Foreign currency translations	(67,726)	(47,942)

Distributions to Shareholders — Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

Federal Taxes — Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of their taxable income to shareholders. In addition, by distributing in each calendar year substantially all their net investment income and capital gains, if any, the Funds will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

As of March 31, 2010, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Beck, Mack & Oliver Global Equity Fund’s Federal tax returns filed in the three-year period ended March 31, 2010, remain subject to examination by the Internal Revenue Service. The Beck, Mack & Oliver Partners Fund’s Federal tax return filed in the period ended March 31, 2010, will be subject to examination by the Internal Revenue Service.

Income and Expense Allocation — The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Redemption Fees — A shareholder who redeems or exchanges shares within 60 days of purchase will incur a redemption fee of 2.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to each Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. Each Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

Commitments and Contingencies — In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

BECK, MACK & OLIVER FUNDS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2010

Note 3. Advisory Fees, Servicing Fees and Other Transactions

Investment Adviser — Beck, Mack & Oliver, LLC (the “Adviser”) is the investment adviser to the Funds. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee at an annual rate of 1.50% and 1.00% of the average daily net assets of Beck, Mack & Oliver Global Equity Fund and Beck, Mack & Oliver Partners Fund, respectively.

Distribution — Foreside Fund Services, LLC serves as each Fund’s distributor (the “Distributor”). The Distributor receives no compensation from the Funds for its distribution services. The Distributor is not affiliated with the Adviser or with Atlantic Fund Administration, LLC (“Atlantic”) or their affiliates.

Other Service Providers — Atlantic provides fund accounting, fund administration, and transfer agency services to each Fund. Pursuant to an Atlantic services agreement, each Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.

Trustees and Officers — The Trust pays each independent Trustee an annual retainer fee of $40,000 for service to the Trust ($60,000 for the Chairman). In addition, the Chairman receives a monthly stipend of $500 to cover certain expenses incurred in connection with his duties to the Trust. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to each Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from each Fund.

Note 4. Expense Reimbursement and Fees Waived

Prior to June 24, 2009, the Adviser had contractually agreed to waive its fees and reimburse Fund expenses to the extent that total annual fund operating expenses exceeded 1.75% of the average daily net assets of the Beck, Mack & Oliver Global Equity Fund. Effective June 24, 2009, the Adviser has contractually agreed to waive a portion of its fee and reimburse certain expenses to limit total annual operating expenses to 1.25% of average daily net assets of the Beck, Mack & Oliver Global Equity Fund through July 31, 2010.

The Adviser has contractually agreed to waive a portion of its fee and reimburse certain expenses to limit total annual operating expenses to 1.00% of average daily net assets of the Beck, Mack & Oliver Partners Fund through July 31, 2011.

Other fund service providers have voluntarily agreed to waive a portion of their fees. Voluntary fee waivers may be reduced or eliminated at any time. For the fiscal year ended March 31, 2010, fees waived were as follows:

	Investment Adviser Fees Waived	Fund Service Fees Waived	Total Fees Waived
Beck, Mack & Oliver Global Equity Fund	$452,114	$7,684	$459,798
Beck, Mack & Oliver Partners Fund	45,731	44,840	90,571

BECK, MACK & OLIVER FUNDS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2010

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments for the fiscal year ended March 31, 2010, were as follows:

Beck, Mack & Oliver Global Equity Fund

Non-U.S. Government Obligations		U.S. Government Obligations
Purchases	Sales	Purchases	Sales
$33,562,177	$26,210,954	$494,883	$—

Beck, Mack & Oliver Partners Fund

Non-U.S. Government Obligations		U.S. Government Obligations
Purchases	Sales	Purchases	Sales
$6,526,334	$2,766,096	$—	$—

Note 6. Federal Income Tax and Investment Transactions

Distributions during the fiscal years ended as noted were characterized for tax purposes as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Beck, Mack & Oliver Global Equity Fund
2010	$152,280	$—	$152,280
2009	—	1,034,286	1,034,286
Beck, Mack & Oliver Partners Fund
2010	15,673	—	15,673

As of March 31, 2010, distributable earnings (accumulated loss) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital and Other Losses	Unrealized Appreciation	Total
Beck, Mack & Oliver Global Equity Fund	$1,183,643	$—	$(4,405,192)	$7,671,166	$4,449,617
Beck, Mack & Oliver Partners Fund	91,079	297,033	—	3,936,498	4,324,610

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, passive foreign investment company and currency and inflation-indexed securities in the Beck, Mack & Oliver Global Equity Fund and wash sales, partnerships and non-deductible offering costs in the Beck, Mack & Oliver Partners Fund.

BECK, MACK & OLIVER FUNDS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2010

For tax purposes, the current year post-October loss was $126,899 (realized during the period November 1, 2009 through March 31, 2010) for Beck, Mack & Oliver Global Equity Fund. This loss was recognized for tax purposes on the first business day of the Fund’s next fiscal year, April 1, 2010.

As of March 31, 2010, the Beck, Mack & Oliver Global Equity Fund had capital loss carryforwards to offset future capital gains of $243,552 and $4,034,741, expiring in 2017 and 2018, respectively.

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended March 31, 2010. The following reclassifications were the result of currency gain/loss reclassifications and passive foreign investment company transactions in the Beck, Mack & Oliver Global Equity Fund and non-deductible offering costs and partnerships in the Beck, Mack & Oliver Partners Fund and have no impact on the net assets of each Fund.

	Accumulated Undistributed (Distributions in Excess of) Net Investment Income	Net Realized Gain (Loss)	Paid-in-Capital
Beck, Mack & Oliver Global Equity Fund	$(13,717)	$13,717	$—
Beck, Mack & Oliver Partners Fund	1,804	2,337	(4,141)

Note 7. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 clarifies existing disclosure and requires additional disclosures regarding fair value measurements. Effective for interim and annual reporting periods beginning after December 15, 2009, entities are required to disclose significant transfers into and out of Level 1 and 2 measurements in the fair value hierarchy and the reasons for those transfers. Effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis, rather than as a net number as currently required. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

Note 8. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact and each Fund has had no such events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds

and the Shareholders of Beck, Mack & Oliver Global Equity Fund

and Beck, Mack & Oliver Partners Fund

We have audited the accompanying statements of assets and liabilities of Beck, Mack & Oliver Global Equity Fund (formerly the Austin Global Equity Fund) and Beck, Mack & Oliver Partners Fund, each a series of shares of beneficial interest in the Forum Funds, including the schedules of investments, as of March 31, 2010, and the related statements of operations for the year then ended and for the period December 1, 2009 (Commencement of Operations for Beck, Mack and Oliver Partners Fund) through March 31, 2010, and the statements of changes in net assets and the financial highlights for each of the years or period in the two year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for Beck, Mack & Oliver Global Equity Fund for each of the years in the three year period ended March 31, 2008 were audited by other auditors whose report dated May 28, 2008, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2010 by correspondence with the custodian and brokers and by other appropriate auditing procedures where responses from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Beck, Mack & Oliver Global Equity Fund and Beck, Mack & Oliver Partners Fund as of March 31, 2010, the results of their operations for the year or period then ended, and the changes in their net assets and their financial highlights for each of the years or period in the two year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

May 25, 2010

BECK, MACK & OLIVER FUNDS

ADDITIONAL INFORMATION (Unaudited)

MARCH 31, 2010

Investment Advisory Agreement Approval

At the October 8, 2009, Board meeting, the Board, including the Independent Trustees, considered the initial approval of the investment advisory agreement pertaining to the Beck, Mack & Oliver Partners Fund (the “Advisory Agreement”). In evaluating the Advisory Agreement for the Fund, the Board reviewed materials furnished by the Adviser and Atlantic, including information regarding the Adviser, its personnel, operations and financial condition. Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Fund by the Adviser, including information on the investment performance of the Adviser; (2) the costs of the services to be provided and profitability to the Adviser with respect to its relationship with the Fund; (3) the advisory fee and the total expense ratio of the Fund compared to relevant peer groups of funds; (4) the extent to which economies of scale would be realized as the Fund grows and whether the advisory fee would enable the Fund’s investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund. In their deliberations, the Board did not identify any particular information that was all-important or controlling and attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

Nature, Extent and Quality of Services

The Board received a presentation from senior representatives of the Adviser and discussed the Adviser’s personnel, operations and financial condition. The Board considered the quality of services provided by the Adviser under the Advisory Agreement, as well as the Adviser’s track record in managing another series of Forum Funds. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Adviser with principal investment responsibility for the Fund’s investments; the investment philosophy and decision-making processes of those professionals; the capability and integrity of the Adviser’s senior management and staff; the quality of the Adviser’s services with respect to regulatory compliance and compliance with client investment policies and restrictions; and the financial condition and operational stability of the Adviser.

The Board considered the adequacy of the Adviser’s resources and quality of services to be provided by the Adviser under the Advisory Agreement. The Board noted the Adviser’s representation that the firm is financially stable and able to provide investment advisory services to the Fund. The Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Costs of Services and Profitability

The Board then considered information provided by the Adviser regarding its projected costs of services and profitability with respect to the Fund. The Board reviewed the Adviser’s estimated profit and loss analysis. The Board also considered that the Adviser continues to contractually waive certain advisory fees and, as necessary, reimburse Fund expenses. The Board concluded that the level of the Adviser’s estimated profits projected in connection with its management of the Fund was not excessive in light of the proposed services to be provided.

Compensation

The Board considered the Adviser’s proposed compensation for providing advisory services to the Fund and analyzed comparative information on advisory fees and total expenses. The Board noted that the Adviser’s proposed contractual advisory fee was lower than the median contractual advisory fees for its Lipper Inc. peer group. The Board also

BECK, MACK & OLIVER FUNDS

ADDITIONAL INFORMATION (Unaudited)

MARCH 31, 2010

considered the Fund’s total expense ratio, noting that the Adviser’s proposed total expense ratio was lower than the median of its Lipper Inc. peer group. Based on the foregoing, the Board concluded that the Adviser’s advisory fee to be charged to the Fund was reasonable.

Performance

The Adviser discussed its proposed approach to managing the Fund. The Board considered that the Fund was new, but considered the performance history of the BMO Partners Fund, L.P., which would be converting into the Fund and the Adviser’s capability and performance of managing the Beck, Mack & Oliver Global Equity Fund. Based on the foregoing, the Board determined that the Adviser’s management of the Fund could benefit the Fund and its shareholders.

Economies of Scale

The Board considered whether the Fund would benefit from any economies of scale. The Board noted the Adviser’s representation that in the future it is likely to experience economies of scale in connection to provision of services to the Fund, but the Adviser currently is not contemplating breakpoints or changes in fees at this time. The Board considered the size of the Fund and concluded that it would not be necessary to consider the implementation of fee breakpoints until the time that assets under management were larger.

Other Benefits

The Board noted the Adviser’s representation that it anticipates using a portion of the brokerage commissions generated by the Fund to generate soft-dollars for use towards brokerage services. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Fund were not a material factor to consider in approving the Advisory Agreement.

The Board reviewed a memorandum from Trust Counsel discussing the legal standards applicable to its consideration of the advisory agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant in the exercise of its reasonable business judgment.

Proxy Voting Information

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (800) 943-6786 and on the SEC’s website at www.sec.gov. Each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 943-6786 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BECK, MACK & OLIVER FUNDS

ADDITIONAL INFORMATION (Unaudited)

MARCH 31, 2010

Shareholder Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2009, through March 31, 2010.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes — The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value October 1, 2009*	Ending Account Value March 31, 2010	Expenses Paid During Period**	Annualized Expense Ratio**
Beck, Mack & Oliver Global Equity Fund
Actual	$1,000.00	$1,062.84	$6.43	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	$6.29	1.25%
Beck, Mack & Oliver Partners Fund
Actual	$1,000.00	$1,054.30	$3.41	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,005.01	$3.33	1.00%

*	December 1, 2009 for the Beck, Mack & Oliver Partners Fund.

BECK, MACK & OLIVER FUNDS

ADDITIONAL INFORMATION (Unaudited)

MARCH 31, 2010

**	Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

Federal Tax Status of Dividends Declared during the Tax Year

For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Beck, Mack & Oliver Global Equity Fund designates 10.47% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 50.73% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code. The Beck, Mack & Oliver Global Equity Fund also designates 53.82% as qualified interest income exempt from U.S. tax for foreign shareholders (QII). The Beck, Mack & Oliver Partners Fund designates 53.37% of its income dividend distributed as DRD and 75.86% for QDI. The Beck, Mack & Oliver Partners Fund also designates 83.62% as QII.

BECK, MACK & OLIVER FUNDS

ADDITIONAL INFORMATION (Unaudited)

MARCH 31, 2010

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for the shareholders. The following table provides information about each Board member and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101, unless otherwise indicated. Each Trustee oversees thirty-two portfolios in the Trust. Mr. Keffer is considered an Interested Trustee due to his affiliation with Atlantic. Mr. Keffer is also an Interested Director of Wintergreen Fund, Inc. Each Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (800) 943-6786.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 1989 (Chairman since 2004)	Retired since 2003.
Costas Azariadis Born: 1943	Trustee; Chairman, Valuation Committee	Since 1989	Professor of Economics, Washington University since 2006; Professor of Economics, University of California-Los Angeles 1992-2006.
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.
Interested Trustee
John Y. Keffer[1] Born: 1942	Trustee; Vice Chairman	Since 1989	Chairman, Atlantic since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.
[1]

Since 1997, John Y. Keffer has been president and owner of Forum Trust, LLC. Prior to January 1, 2010, Atlantic was a wholly owned subsidiary of Forum Trust, LLC. Effective January 1, 2010, Atlantic became a wholly owned subsidiary of Forum Holdings Corp., a Delaware corporation that is wholly owned by Mr. Keffer.

BECK, MACK & OLIVER FUNDS

ADDITIONAL INFORMATION (Unaudited)

MARCH 31, 2010

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since 2008	President, Atlantic since 2008; Director, Consulting Services, Foreside Fund Services 2007; Elder Care, 2005-2006.
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Manager, Atlantic since 2008; Section Manager/Vice President, Enterprise Support Services, Citigroup 2003-2008.
David Faherty Born: 1970	Vice President	Since 2009	Senior Counsel, Atlantic since 2009; Vice President, Citi Fund Services Ohio, Inc. 2007-2009.; Associate Counsel, Investors Bank & Trust Co. 2006-2007; FDIC 2005.
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Manager, Atlantic since 2008; Vice President, Citigroup 2003-2008.
Joshua LaPan Born: 1973	Vice President	Since 2009	Manager, Atlantic since 2008; Vice President, Citigroup 2003-2008.
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008; Vice President, Citigroup 2005-2008.
Lina Bhatnagar Born: 1971	Secretary	Since 2008	Senior Administration Specialist, Atlantic since 2008; Regulatory Administration Specialist, Citigroup 2006-2008.

FOR MORE INFORMATION

Investment Adviser

Beck, Mack & Oliver LLC

360 Madison Ave, 18th Floor

New York, NY 10017

www.beckmack.com

Transfer Agent

Atlantic Fund Administration, LLC

P.O. Box 588

Portland, ME 04112

Distributor

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

Beck, Mack & Oliver Global Equity Fund

Beck, Mack & Oliver Partners Fund

P.O. Box 588

Portland, ME 04112

(800) 754-8759

www.beckmack.com

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of its management, and other information.

229-ANR-0310

HARD CURRENCY FUND

ASIAN CURRENCY FUND

ABSOLUTE RETURN CURRENCY FUND

ANNUAL REPORT	MARCH 31, 2010

1

A MESSAGE TO OUR SHAREHOLDERS

MARCH 31, 2010

Dear Shareholder,

We present the annual report for the Merk Hard Currency Fund (MERKX), Merk Asian Currency Fund (MEAFX) and Merk Absolute Return Currency Fund (MABFX) (individually, a “Fund” and, collectively the “Funds”) with respect to the period April 1, 2009 (September 9, 2009 for MABFX) through March 31, 2010 (the “Period”).

•	The Merk Hard Currency Fund seeks to profit from a decline in the U.S. dollar relative to a basket of hard currencies.

•	The Merk Asian Currency Fund seeks to profit from a decline in the U.S. dollar relative to Asian currencies.

•	The Merk Absolute Return Currency Fund seeks to generate positive absolute returns by investing in currencies.

Merk Hard Currency Fund Investor Shares posted a return of 14.70% for the Period ended March 31, 2010. In comparison, the J.P. Morgan 3-Month Global Cash Index (“reference basket”) increased 8.60% during the Period. As of March 31, 2010, the Fund had an annualized return of 6.17% since inception on May 10, 2005; this compares to an annualized return of 4.45% since May 10, 2005 for the reference basket. The Fund’s performance data represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Please visit www.merkfunds.com for most recent month end performance. As stated in the current prospectus, the Fund’s expense ratio is 1.32%.

The Fund’s performance is foremost influenced by changes in exchange rates of currencies to which the Fund has exposure. All the currencies the Fund had exposure to appreciated over the reference period. Notable performers were the Australian dollar, which rose by 32.68%, the Canadian dollar, which rose by 24.12%, and the Norwegian krone, which rose by 13.38%.(* ) We adapt the currency allocations as our analysis of monetary policies and economic environments evolve. We chose to remove the Japanese yen (JPY) from the Fund during the Period. This decision was made in light of initiatives and heightened concerns surrounding the soundness of monetary policy being pursued by the Bank of Japan, along with long-term concerns over the economy, all of which led us to no longer consider the JPY a hard currency.

Merk Asian Currency Fund Investor Shares posted a return of 1.51% for the Period. In comparison, the Citigroup 3-Month U.S. Treasury-Bill Index (“reference basket”) increased 0.13% during the Period. As of March 31, 2010, the Fund had an annualized return of -1.64% since inception on April 1, 2008; this compares to an annualized return of 0.63% since March 31, 2008, for the reference basket.1 The Fund’s performance data represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Please visit www.merkfunds.com for most recent month end performance. As stated in the current prospectus, the Fund’s expense ratio is 1.30%.

The Fund’s performance is foremost influenced by changes in exchange rates of currencies to which the Fund has exposure. The majority of currencies the Fund had exposure to appreciated over the reference period. Notable currency returns were the South Korean won (KRW), which returned 22.26%, the Indian rupee (INR), which returned 12.94%, and the Singapore dollar (SGD),

[1]

Note that the inception date of the Merk Asian Currency Fund is April 1, 2008 and, therefore, that the annualized return for the Fund is from April 1, 2008, through March 31, 2010, whereas the annualized return for the reference basket is calculated for the time period March 31, 2008, through March 31, 2010.

2

A MESSAGE TO OUR SHAREHOLDERS

MARCH 31, 2010

which returned 8.86%. The Fund’s largest exposure, the Chinese renminbi (CNY), was essentially flat through the Period, returning 0.12%.(* ) We adapt the currency allocations as our analysis of monetary policies and economic environments evolve.

We progressively reduced the Fund’s exposure to the CNY in the aftermath of the financial crisis. On March 31, 2009, the Fund’s exposure to the CNY stood at 72.3% of net assets; as of March 31, 2010, the Fund’s CNY exposure was 48.3% of net assets. The large exposure to CNY at the height of the credit crisis reflected our view that China was best positioned within Asia to deal with a global downturn, and would come out relatively unscathed, likely finding itself in a much stronger position relative to the rest of Asia and much of the world. We continue to view the CNY favorably, believing domestic inflationary pressures may convince the Chinese authorities to allow the currency to appreciate. In our view, present initiatives to tame inflation are highly ineffective relative to currency appreciation; we firmly believe there is upside potential for the currency.

We continue to believe that Asian countries that produce goods and services at the mid to high end of the value chain are better positioned than those countries producing low-end goods and services. Higher-end producers have greater pricing power, whereas low-end producers compete predominantly on price; in our assessment, low-end producers are more likely to instigate competitive devaluations of their currencies. China, in our analysis, has long allowed its low-end industries to fail and migrate to other lower-cost producers within Asia. As a result, we believe Chinese exporters may have pricing power should their currency appreciate.

Conversely, we monitor how important exports to China are to the respective economies within Asia. A stronger Chinese currency increases the country’s purchasing power and may provide a boost to currencies of countries exporting to China, such as Malaysia, South Korea and Taiwan.

Merk Absolute Return Currency Fund Investor Shares posted a return of -2.30% for the period from its inception date on September 9, 2009, through March 31, 2010. In comparison, the Citigroup 3-Month U.S. Treasury-Bill Index (“reference basket”) increased 0.06% for the period August 31, 2009, through March 31, 2010.2

The Fund’s performance is foremost influenced by changes in exchange rates of currencies to which the Fund has exposure. The Merk Absolute Return Currency Fund employs a tactical, periodic currency allocation process; currency exposures are typically rebalanced on a monthly basis. As such, certain currency exposures can change significantly from one month to the next. Moreover, the Fund aims to take advantage of potential shorter-term opportunities within the currency market. At any time, the Fund may have a net long or net short U.S. dollar currency exposure.

The Fund can, at times, take positions on a short-term view that may differ from our long-term macro-economic view on any one currency. For instance, the Fund has held a net short position in the euro during the first quarter of calendar year 2010. While the Merk Hard Currency Fund gradually expanded its position because of the perceived long-term value of the euro, the Absolute Return Currency Fund has aimed to capitalize on short-term dynamics and benefited from a decline in the currency during the quarter (the euro declined 5.66% during the quarter).

The Fund benefited from a net positive exposure to the Canadian dollar (CAD) for much of the Period since inception, as the CAD returned 6.22% through this timeframe. On the other hand, the Fund has held a positive net exposure to the Swedish krona (SEK) for much of the Period since inception, which has detracted from overall performance, as the SEK declined 2.96% since inception of the Fund through to the end of the Period.(* )

[2]

Note that data is not available for the reference basket on the inception date of the Merk Absolute Return Currency Fund (September 9, 2009). As such, performance for the reference basket is calculated for the time period August 31, 2009, through March 31, 2010, whereas performance for the Fund is calculated for the period since inception through March 31, 2010.

3

A MESSAGE TO OUR SHAREHOLDERS

MARCH 31, 2010

Market Analysis and Insights

We continue to see risks ahead for the U.S. economy, and in particular, the U.S. dollar. Significant global imbalances remain – indeed; the recent global financial crisis has served to exaggerate many of these imbalances. Of grave concern is the unsustainable Federal budget deficit, which may have morphed out of control, with no signs of government restraint over the near-term. The U.S. current account deficit remains at a high level, and will likely weigh on the dollar for years to come. Add to this the inflationary pressures brought about by the Federal Reserve Bank’s (Fed) substantial balance sheet expansion – the balance sheet has grown nearly threefold since the beginning of the crisis – which may cause a further devaluation of the U.S. dollar. Despite political rhetoric to the contrary, in our assessment, policies are clearly working against a strong U.S. dollar. Moreover, we are yet to see evidence of a strong, sustainable economic turnaround in the U.S.

We were never in the “V” shaped recovery camp, and our analysis of the data thus far doesn’t support such a thesis. Businesses appear unwilling to hire, with the unemployment rate remaining at historically high levels. House prices have yet to revert to long-run affordability measures, despite historically low interest rates. Banks are not lending despite a plethora of available funds – whether this is predominantly driven by continued bank risk aversion, a lack of demand for loans, or a combination thereof does not portend a strong economic rebound. Debt levels remain high and what debt is not being driven by private sector demand is more than made up for through insatiable government debt growth. Alcoholics do not drink themselves sober; likewise piling more and more debt onto the system does not rectify a country’s debt-fueled problems. Until we see fiscal and monetary restraint in action rather than words, we consider the medium and long-term risks remain to the downside for the U.S. dollar.

Given current dynamics, we consider there to be many attractive currency investment opportunities. Of particular interest is the Asian region and those countries well placed to benefit from ongoing Asian demand. Despite a global economic downturn, Asian behemoths China and India continued to post healthy economic growth, albeit down from their lofty highs. Both countries realize they can no longer rely on exports to the West, and the U.S. in particular, to drive economic growth given the weak consumer spending outlook here. Rather, China and India have increasingly focused on developing their own domestic economies and respective middle classes. Such focus will require substantial ongoing spending on infrastructure, which is reliant on hard commodities and natural resources. As such, we favor the currencies of countries that are rich in such resources and have central banks that have followed more prudent monetary policies, like Australia, Canada and Norway.

In our opinion, negative real interest rates in conjunction with rapid Asian domestic economic growth, will create increasing inflationary pressures. Indeed, China has recently clamped down on bank lending and India has raised interest rates in response to such pressures. We believe the Chinese approach to containing inflation is ineffective, and currency appreciation may be necessary to tame domestic inflationary pressures. China presently focuses on curtailing bank lending via required reserve rules and direct government mandates. In our opinion, a more effective, less costly response would be to allow the currency to appreciate. While this is unlikely to happen overnight, we have seen China move in this direction, allowing numerous bi-lateral swap agreements across a range of currencies, increasing the number of currencies with which the Chinese renminbi can be readily converted, and carrying out stress tests on the business implications of a stronger renminbi.

An Asian currency we are not currently in favor of, however, is the Japanese yen (JPY). We harbor concerns over the long-term viability of the country’s ability to service its enormous levels of debt in light of unfavorable demographics – specifically, an aging, shrinking population. Moreover, recent initiatives have us concerned that the Bank of Japan (BoJ) may now reignite its quantitative easing policies, which had lain dormant throughout much of the credit crisis (ostensibly through weak leadership). Such policies may significantly devalue the currency. In our view, the recently elected Democratic Party of Japan has compromised the independence of the BoJ, telling the Bank in not-so-subtle ways that it needs to do everything in its power to stave off deflation (read: print money). Indeed, the BoJ has succumbed to this pressure, recently announcing an expanded quantitative easing program. We believe these steps may undermine the value of the JPY going forward.

Lastly, there has been a lot of concern surrounding Greece’s woes and the spillover effects on the rest of Europe and the euro (EUR). Unlike many other market participants, we see considerable value in the EUR on a long-term view. It is welcome relief to see that market dynamics are bringing Greece to account, penalizing the country for its lack of fiscal discipline. We believe that Greece will ultimately be seen for what it is: a low single digit percentage of eurozone GDP. In our eyes, the EUR will not only survive, but may offer significant upside potential. Structurally, in our analysis, the eurozone is simply not as effective at printing and spending money as the U.S. is. Given the spluttering economic recovery outlined above, we consider the Fed may expand its balance sheet once more in the next economic downturn, devaluing the U.S. dollar, while the European Central Bank (ECB) is likely to continue to follow much more prudent monetary policies. Therefore, while the eurozone may experience weaker economic growth, it may be on the backdrop of a stronger currency. It is important to note that when a country doesn’t have a large current account deficit, as the eurozone does not, it doesn’t necessarily need strong economic growth to have a strong currency – one only needs to look to the Japanese yen over recent years as an example. Relative to the U.S. dollar, the EUR may retain significant value.

4

A MESSAGE TO OUR SHAREHOLDERS

MARCH 31, 2010

With so many global dynamics playing out, we believe there may be many attractive currency investment opportunities. We believe the currency asset class may continue to provide valuable portfolio diversification benefits and upside potential.

We invite you to read more about our Funds and sign up for our periodic newsletter at www.merkfunds.com.

Sincerely,

Axel G. Merk	Kieran Osborne
President & Chief Investment Officer	Co-Portfolio Manager

The views in this Report were those of the Funds’ Managers as of March 31, 2010, and may not reflect the views of the Managers on the date this Report is first published or anytime thereafter. These views are intended to assist shareholders of each Fund in understanding their investments in each Fund and do not constitute investment advice.

Since the Funds primarily invest in foreign currencies, changes in currency exchange rates will affect the value of what the respective Fund owns and the price of the Fund’s shares. Investing in foreign instruments bears a greater risk than investing in domestic instruments for reasons such as volatility of currency exchange rates and, in some cases, limited geographic focus, political and economic instability, and relatively illiquid markets. The Funds are subject to interest rate risk, which is the risk that debt securities in the Fund’s portfolio will decline in value because of increases in market interest rates. As a non-diversified fund, the Merk Hard Currency Fund will be subject to more investment risk and potential for volatility than a diversified fund because its portfolio may, at times, focus on a limited number of issuers. The Funds may also invest in derivative securities, which can be volatile and involve various types and degrees of risk.

The J.P. Morgan 3-Month Global Cash Index tracks total returns of three-month constant maturity euro-currency deposits. The euro-currency deposits are the only short-term securities consistent across all markets in terms of liquidity, maturity and credit quality. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio.

JPMorgan does not sponsor, endorse or promote the Merk Hard Currency Fund in connection with any reference to the J.P. Morgan 3-Month Global Cash Index. JPMorgan makes no representation or warranty, express or implied regarding the advisability of investing in securities generally or in any product particularly or the ability of the JPMorgan Index to track general bond market performance.

The Citigroup 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues. It is not possible to invest directly in an unmanaged index.

* All returns are relative to the U.S. dollar. Source for exchange rates listed in this letter: Bloomberg

5

PERFORMANCE CHART AND ANALYSIS

MARCH 31, 2010

The following chart reflects the change in the value of a hypothetical $10,000 investment in Investor Shares, including reinvested dividends and distributions, in the Merk Hard Currency Fund (the “Fund”) compared with the performance of the J.P. Morgan 3-Month Global Cash Index, since inception. The J.P. Morgan 3-Month Global Cash Index tracks total returns of three-month constant maturity euro-currency deposits. The euro-currency deposits are the only short-term securities consistent across all markets in terms of liquidity, maturity and credit quality. The total return of the J.P. Morgan 3-Month Global Cash Index includes reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the J.P. Morgan 3-Month Global Cash Index does not include expenses. The Fund is professionally managed while the J.P. Morgan 3-Month Global Cash Index is unmanaged and is not available for investment, nor is the index representative of the Fund’s portfolio.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance please call (866) 637-5386 or visit www.merkfunds.com.

Merk Hard Currency Fund vs. J.P. Morgan 3-Month Global Cash Index

Investment Value on 03/31/10:
Merk Hard Currency Fund	$13,404
J.P. Morgan 3-Month Global Cash Index	$12,377

Average Annual Total Return as of 03/31/10:	One Year	Since Inception (05/10/05)
Merk Hard Currency Fund	14.70%	6.17%
J.P. Morgan 3-Month Global Cash Index	8.60%	4.45%

6

PERFORMANCE CHART AND ANALYSIS

MARCH 31, 2010

The following chart reflects the change in the value of a hypothetical $10,000 investment in Investor Shares, including reinvested dividends and distributions, in the Merk Asian Currency Fund (the “Fund”) compared with the performance of the Citigroup 3-Month U.S. Treasury Bill Index, since inception. The Citigroup 3-Month U.S. Treasury Bill Index measures return equivalents of yield averages that are not marked to market and consists of the last three three-month Treasury bill month-end rates. The total return of the Citigroup 3-Month U.S. Treasury Bill Index includes reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Citigroup 3-Month U.S. Treasury Bill Index does not include expenses. The Fund is professionally managed while the Citigroup 3-Month U.S. Treasury Bill Index is unmanaged and is not available for investment, nor is the index representative of the Fund’s portfolio.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance please call (866) 637-5386 or visit www.merkfunds.com.

Merk Asian Currency Fund vs. Citigroup 3-Month U.S. Treasury Bill Index

Investment Value on 03/31/10:
Merk Asian Currency Fund	$9,674
Citigroup 3-Month U.S. Treasury Bill Index	$10,126

Average Annual Total Return as of 03/31/10:	One Year	Since Inception (04/01/08)*
Merk Asian Currency Fund	1.51%	(1.64)%
Citigroup 3-Month U.S. Treasury Bill Index	0.13%	0.63%

*	Return for the Citigroup 3-Month U.S. Treasury Bill Index is for the period beginning March 31, 2008.

7

PERFORMANCE CHART AND ANALYSIS

MARCH 31, 2010

The following chart reflects the change in the value of a hypothetical $10,000 investment in Investor Shares, including reinvested dividends and distributions, in the Merk Absolute Return Currency Fund (the “Fund”) compared with the performance of the Citigroup 3-Month U.S. Treasury Bill Index, since inception. The Citigroup 3-Month U.S. Treasury Bill Index measures return equivalents of yield averages that are not marked to market and consists of the last three three-month Treasury bill month-end rates. The total return of the Citigroup 3-Month U.S. Treasury Bill Index includes reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Citigroup 3-Month U.S. Treasury Bill Index does not include expenses. The Fund is professionally managed while the Citigroup 3-Month U.S. Treasury Bill Index is unmanaged and is not available for investment, nor is the index representative of the Fund’s portfolio.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance please call (866) 637-5386 or visit www.merkfunds.com.

Merk Absolute Return Currency Fund vs. Citigroup 3-Month U.S. Treasury Bill Index

Investment Value on 03/31/10:
Merk Absolute Return Currency Fund	$9,770
Citigroup 3-Month U.S. Treasury Bill Index	$10,006

Average Annual Total Return as of 03/31/10:	Six Months	Since Inception (09/09/09)*
Merk Absolute Return Currency Fund	(2.98)%	(2.30)%
Citigroup 3-Month U.S. Treasury Bill Index	0.04%	0.06%

*	Return for the Citigroup 3-Month U.S. Treasury Bill Index is for the period beginning August 31, 2009.

8

MERK HARD CURRENCY FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

Principal	Security Description	Currency	Rate	Maturity	Value in USD

Foreign Bonds - 44.1%

Municipal County - Germany - 3.7%
11,750,000	State of North Rhine-Westphalia, Series 5	EUR	3.25%	06/30/10	$15,972,791

Non-U.S. Government - Australia - 4.8%
23,000,000	Australian Government Bond, Series 121	AUD	5.25	08/15/10	21,173,406

Non-U.S. Government - Finland - 4.7%
15,100,000	Finland Government Bond, Series 1	EUR	2.75	09/15/10	20,596,180

Non-U.S. Government - New Zealand - 5.6%
33,000,000	New Zealand Government Bond, Series 1111	NZD	6.00	11/15/11	24,260,335

Non-U.S. Government - Switzerland - 4.7%
21,500,000	Switzerland Government Bond	CHF	3.50	08/07/10	20,616,591

Regional Agency - Australia - 5.2%
24,800,000	Queensland Treasury Corp., Series 10	AUD	5.50	05/14/10	22,807,462

Regional Authority - Canada - 15.4%
11,000,000	Alberta Capital Finance Authority MTN (a)	CAD	0.51	02/05/13	10,827,741
7,000,000	Alberta Capital Finance Authority (a)	CAD	0.83	07/02/14	6,951,204
10,000,000	Alberta Treasury Branch	CAD	4.10	06/01/11	10,173,288
15,000,000	Province of Ontario MTN (a)	CAD	1.04	07/15/11	14,778,172
15,000,000	Province of Manitoba MTN (a)	CAD	0.85	09/04/12	14,858,810
10,000,000	Province of Saskatchewan	CAD	6.15	09/01/10	10,067,838

					67,657,053

Total Foreign Bonds (Cost $181,812,096)					193,083,818

Foreign Treasury Securities - 42.2%

Non-U.S. Government - Belgium - 4.8%
15,500,000	Belgium Treasury Bill (b)	EUR	0.31	04/15/10	20,932,647

Non-U.S. Government - Canada - 4.8%
21,500,000	Canadian Treasury Bill, Series 182 (b)	CAD	0.13	04/01/10	21,168,638

Non-U.S. Government - France - 4.8%
15,500,000	French Treasury Bill (b)	EUR	0.28	04/29/10	20,930,503

Non-U.S. Government - Germany - 4.8%
15,500,000	German Treasury Bill, Series 32 (b)	EUR	0.25	04/14/10	20,933,064

Non-U.S. Government - Netherlands - 4.6%
15,000,000	Dutch Treasury Certificate (b)	EUR	0.26	04/30/10	20,255,305

Non-U.S. Government - Norway - 18.4%
480,000,000	Norwegian Treasury Bill (b)	NOK	1.95	06/16/10	80,473,819

Total Foreign Treasury Securities (Cost $189,370,131)					184,693,976

U.S. Treasury Bills - 1.2%
5,000,000	U.S. Treasury Bill (b) (Cost $4,999,679)	USD	0.11	04/22/10	4,999,664

See Notes to Financial Statements	9

MERK HARD CURRENCY FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

Shares	Security Description	Value in USD

Exchange Traded Fund - 9.0%
362,000	SPDR Gold Trust (Cost $35,261,460)	$39,439,900

Total Investments - 96.5% (Cost $411,443,366)*		$422,217,358

Foreign Currencies - 2.6%:
Australian Dollar - 1.0%		4,277,826
British Sterling Pound - 0.0%		586
Canadian Dollar - 0.3%		1,135,985
Euro - 0.1%		682,338
Japanese Yen - 0.0%		6,626
New Zealand Dollar - 0.2%		734,409
Norwegian Krone - 0.0%		2,396
Swedish Krona - 0.0%		6,207
Swiss Franc - 1.0%		4,391,248

Total Foreign Currencies (Cost $11,157,500)		11,237,621

Net Unrealized Loss on Forward Currency Contracts - 0.0%		(893)

Other Assets and Liabilities, Net - 0.9%		3,932,513

NET ASSETS - 100.0%		$437,386,599

(a)	Variable rate security. Rate presented is as of March 31, 2010.
(b)	Rates shown are annualized yields at time of purchase.

*	Cost for Federal income tax purposes is $411,359,299 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$18,199,555
Gross Unrealized Depreciation	(7,341,496)

Net Unrealized Appreciation	$10,858,059

As of March 31, 2010, the Merk Hard Currency Fund had the following currency exposures (unaudited):

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
NOK	Norwegian Krone
NZD	New Zealand Dollar
USD	United States Dollar
MTN	Medium Term Note

See Notes to Financial Statements	10

MERK HARD CURRENCY FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

As of March 31, 2010, the Fund held the following futures contracts:

Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation
59	Gold 100 Oz. Future	06/30/10	$6,501,760	$73,790

As of March 31, 2010, the Merk Hard Currency Fund had the following currency contract outstanding:

Contracts to Sell	Contract Value	Settlement Date	Unrealized Loss
(705,418) New Zealand Dollar	$(500,000)	04/06/10	$(893)

The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, refer to Note 2 – Security Valuation section in the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Assets
Investments at Value:
Foreign Bonds	$-	$193,083,818	$-	$193,083,818
Foreign Treasury Securities	-	184,693,976	-	184,693,976
U.S. Treasury Bill	-	4,999,664	-	4,999,664
Exchange Traded Fund	39,439,900	-	-	39,439,900

Total Investments at Value	39,439,900	382,777,458	-	422,217,358
Other Financial Instruments**:
Futures	73,790	-	-	73,790

Total Assets	$39,513,690	$382,777,458	$-	$422,291,148

Liabilities
Other Financial Instruments**:
Forward Currency Contracts	-	(893)	-	(893)

Total Liabilities	$-	$(893)	$-	$(893)

**	Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as futures and forward currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

PORTFOLIO HOLDINGS

% of Net Assets

Foreign Bonds	44.1%
Foreign Treasury Securities	42.2%
U.S. Treasury Bill	1.2%
Exchange Traded Fund	9.0%
Foreign Currencies	2.6%
Forward Currency Contracts	0.0%
Other Assets and Liabilities, Net	0.9%

Total	100.0%

See Notes to Financial Statements	11

MERK ASIAN CURRENCY FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

Principal	Security Description	Rate	Maturity	Value in USD

U.S. Treasury Bills (a) (b) - 98.6%
$8,000,000	U.S. Treasury Bill	0.19%	04/29/10	$7,999,426
12,000,000	U.S. Treasury Bill	0.13-0.17	05/20/10	11,997,826
11,500,000	U.S. Treasury Bill	0.16-0.20	06/17/10	11,496,676
9,000,000	U.S. Treasury Bill	0.13	07/15/10	8,996,193
12,000,000	U.S. Treasury Bill	0.14	07/29/10	11,994,252
13,000,000	U.S. Treasury Bill	0.19	08/26/10	12,989,912
8,000,000	U.S. Treasury Bill	0.24	09/23/10	7,991,560

Total U.S. Treasury Bills (Cost $73,463,913)				73,465,845

Total Investments - 98.6% Cost ($73,463,913)*				$73,465,845

Net Unrealized Gain on Forward Currency Contracts - 0.3%				$197,759

Other Assets and Liabilities, Net - 1.1%				809,145

NET ASSETS - 100.0%				$74,472,749

(a)	Rates shown are annualized yields at time of purchase.
(b)	All or a portion of these securities are being held as collateral for forward currency contracts.

*	Cost for Federal income tax purposes is $73,463,913 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$2,722
Gross Unrealized Depreciation	(790)

Net Unrealized Appreciation	$1,932

As of March 31, 2010, the Merk Asian Currency Fund had the following currency exposures (unaudited):

CNY	Chinese Renminbi
HKD	Hong Kong Dollar
INR	Indian Rupee
KRW	South Korean Won
MYR	Malaysian Ringgit
SGD	Singapore Dollar
TWD	New Taiwan Dollar
USD	United States Dollar

See Notes to Financial Statements	12

MERK ASIAN CURRENCY FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

As of March 31, 2010, the Fund had the following forward currency contracts outstanding:

Contracts to Purchase		Contract Value	Settlement Date	Unrealized Gain	Unrealized Loss
79,000,000	Chinese Renminbi	$11,636,471	04/16/10	$-	$(63,267)
35,000,000	Chinese Renminbi	5,156,918	04/16/10	-	(29,549)
15,000,000	Hong Kong Dollar	1,935,509	04/16/10	-	(3,342)
105,000,000	Indian Rupee	2,295,609	04/16/10	39,960	-
72,000,000	New Taiwan Dollar	2,287,166	04/16/10	-	(15,818)
36,000,000	New Taiwan Dollar	1,143,402	04/16/10	-	(7,728)
48,000,000	New Taiwan Dollar	1,525,747	04/16/10	-	(11,515)
2,000,000	Singapore Dollar	1,438,642	04/16/10	-	(9,113)
27,700,000	Chinese Renminbi	4,079,529	05/20/10	-	(21,357)
23,400,000	Chinese Renminbi	3,446,498	05/20/10	-	(18,295)
45,000,000	Indian Rupee	957,243	05/20/10	40,496	-
127,000,000	Indian Rupee	2,709,044	05/20/10	106,796	-
10,000,000	Malaysian Ringgit	2,902,758	05/20/10	154,460	-
33,000,000	New Taiwan Dollar	1,036,432	05/20/10	8,491	-
3,100,000	Singapore Dollar	2,181,102	05/20/10	34,323	-
1,500,000,000	South Korean Won	1,275,402	05/20/10	47,700	-
23,100,000	Chinese Renminbi	3,418,677	06/18/10	-	(33,468)
57,500,000	Chinese Renminbi	8,507,176	06/18/10	-	(80,789)
6,600,000	Hong Kong Dollar	851,020	06/18/10	-	(469)
115,000,000	Indian Rupee	2,523,590	06/18/10	19,429	-
132,500,000	Indian Rupee	2,907,615	06/18/10	22,385	-
6,000,000	Malaysian Ringgit	1,805,597	06/18/10	25,687	-
49,600,000	New Taiwan Dollar	1,577,608	06/18/10	-	(2,393)
1,850,000	Singapore Dollar	1,322,846	06/18/10	-	(950)
3,900,000	Singapore Dollar	2,789,061	06/18/10	-	(2,361)
2,200,000,000	South Korean Won	1,940,035	06/18/10	-	(1,554)

Unrealized gain (loss) on forward currency contracts				$499,727	$(301,968)

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, refer to Note 2 – Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 – Quoted Prices	$-	$-
Level 2 – Other Significant Observable Inputs	73,465,845	197,759
Level 3 – Significant Unobservable Inputs	-	-

Total Investments	$73,465,845	$197,759

**	Other Financial Instruments include forward currency contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Level 2 inputs in the Investments in Securities column displayed in this table are U.S. Treasury Bills.

PORTFOLIO HOLDINGS

% of Net Assets

U.S. Treasury Bills	98.6%
Forward Currency Contracts	0.3%
Other Assets and Liabilities, Net	1.1%

Total	100.0%

See Notes to Financial Statements	13

MERK ABSOLUTE RETURN CURRENCY FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

Principal	Security Description	Rate	Maturity	Value in USD
U.S. Treasury Bills (a) (b) – 97.5%
$10,500,000	U.S. Treasury Bill	0.16%	04/29/10	$10,499,246
3,500,000	U.S. Treasury Bill	0.16	07/22/10	3,498,366
8,000,000	U.S. Treasury Bill	0.24	09/23/10	7,991,560

Total U.S. Treasury Bills (Cost $21,987,713)				21,989,172

Total Investments – 97.5% (Cost $21,987,713)*				$21,989,172

Net Unrealized Loss on Forward Currency Contracts – (2.1)%				$(480,715)

Other Assets and Liabilities, Net – 4.6%				1,034,655

NET ASSETS – 100.0%				$22,543,112

(a)	Rates shown are annualized yields at time of purchase.
(b)	All or a portion of these securities are being held as collateral for forward currency contracts.

*	Cost for Federal income tax purposes is $21,987,713 and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$1,459
Gross Unrealized Depreciation	-

Net Unrealized Appreciation	$1,459

As of March 31, 2010, the Merk Absolute Return Currency Fund had the following currency exposures (unaudited):

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona

See Notes to Financial Statements	14

MERK ABSOLUTE RETURN CURRENCY FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

As of March 31, 2010, the Merk Absolute Return Currency Fund had the following forward currency contracts outstanding:

Contracts to Purchase (Sell)		Contract Value	Settlement Date	Unrealized Gain	Unrealized Loss
200,000	Australian Dollar	$182,024	04/16/10	$1,188	$-
340,000	Australian Dollar	309,245	04/16/10	2,216	-
450,000	Australian Dollar	409,374	04/16/10	2,853	-
2,000,000	Australian Dollar	1,819,634	04/16/10	12,488	-
9,820,000	Australian Dollar	8,934,393	04/16/10	61,325	-
3,700,000	Australian Dollar	3,356,921	04/16/10	32,504	-
300,000	Australian Dollar	272,245	04/16/10	2,573	-
200,000	Australian Dollar	183,187	04/16/10	25	-
(10,000,000)	Australian Dollar	(8,917,930)	04/16/10	-	(242,679)
(10,000,000)	Australian Dollar	(8,918,820)	04/16/10	-	(241,789)
(8,100,000)	Australian Dollar	(7,224,244)	04/16/10	-	(195,849)
(1,000,000)	Australian Dollar	(894,974)	04/16/10	-	(21,087)
9,000,000	Canadian Dollar	8,611,905	04/16/10	249,369	-
6,410,000	Canadian Dollar	6,226,251	04/16/10	84,945	-
200,000	Canadian Dollar	195,085	04/16/10	1,832	-
100,000	Canadian Dollar	98,464	04/16/10	-	(6)
(1,540,000)	Canadian Dollar	(1,463,754)	04/16/10	-	(52,508)
(4,815,000)	Canadian Dollar	(4,680,064)	04/16/10	-	(60,717)
(240,000)	Canadian Dollar	(232,862)	04/16/10	-	(3,438)
(55,000)	Canadian Dollar	(53,437)	04/16/10	-	(715)
(2,200,000)	Canadian Dollar	(2,151,560)	04/16/10	-	(14,529)
(200,000)	Canadian Dollar	(196,790)	04/16/10	-	(127)
8,300,000	Swiss Franc	7,727,580	04/16/10	145,192	-
60,000	Swiss Franc	55,924	04/16/10	988	-
(4,000,000)	Swiss Franc	(3,693,096)	04/16/10	-	(101,010)
(810,000)	Swiss Franc	(756,683)	04/16/10	-	(11,624)
(390,000)	Swiss Franc	(364,258)	04/16/10	-	(5,668)
(80,000)	Swiss Franc	(74,657)	04/16/10	-	(1,225)
(700,000)	Swiss Franc	(652,056)	04/16/10	-	(11,913)
(90,000)	Swiss Franc	(85,501)	04/16/10	134	-
850,000	Euro	1,148,195	04/16/10	-	(124)
200,000	Euro	272,834	04/16/10	-	(2,700)
1,900,000	Euro	2,526,099	04/16/10	40,177	-
150,000	Euro	201,649	04/16/10	952	-
(1,600,000)	Euro	(2,178,414)	04/16/10	17,339	-
(4,380,000)	Euro	(5,982,861)	04/16/10	66,918	-
(2,895,000)	Euro	(3,955,317)	04/16/10	45,122	-
(100,000)	Euro	(134,914)	04/16/10	-	(153)
(60,000)	Euro	(81,151)	04/16/10	110	-
100,000	Pound Sterling	149,623	04/16/10	2,113	-
100,000	Pound Sterling	149,977	04/16/10	1,759	-
190,000	Pound Sterling	285,395	04/16/10	2,902	-
2,460,000	Pound Sterling	3,693,383	04/16/10	39,312	-
600,000	Pound Sterling	889,049	04/16/10	21,364	-
(4,300,000)	Pound Sterling	(6,552,009)	04/16/10	27,381	-
(1,000,000)	Pound Sterling	(1,501,359)	04/16/10	-	(15,996)
97,000,000	Japanese Yen	1,091,605	04/16/10	-	(53,969)
361,000,000	Japanese Yen	3,991,438	04/16/10	-	(129,720)
(59,700,000)	Japanese Yen	(659,854)	04/16/10	21,226	-
(41,300,000)	Japanese Yen	(457,086)	04/16/10	15,288	-
(8,000,000)	Japanese Yen	(88,481)	04/16/10	2,903	-
(80,000,000)	Japanese Yen	(861,508)	04/16/10	5,726	-
40,000,000	Norwegian Krone	6,757,710	04/16/10	-	(32,251)

See Notes to Financial Statements	15

MERK ABSOLUTE RETURN CURRENCY FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

Contracts to Purchase (Sell)		Contract Value	Settlement Date	Unrealized Gain	Unrealized Loss
48,400,000	Norwegian Krone	8,179,316	04/16/10	-	(41,511)
100,000	Norwegian Krone	16,986	04/16/10	-	(173)
900,000	Norwegian Krone	150,707	04/16/10	616	-
(18,000,000)	Norwegian Krone	(3,014,635)	04/16/10	-	(11,822)
(9,000,000)	Norwegian Krone	(1,530,559)	04/16/10	17,331	-
(8,700,000)	Norwegian Krone	(1,478,875)	04/16/10	16,087	-
(1,500,000)	Norwegian Krone	(254,706)	04/16/10	2,501	-
(12,500,000)	Norwegian Krone	(2,053,326)	04/16/10	-	(48,380)
(700,000)	Norwegian Krone	(117,242)	04/16/10	-	(454)
(400,000)	Norwegian Krone	(67,309)	04/16/10	55	-
6,330,000	New Zealand Dollar	4,412,149	04/16/10	79,571	-
3,400,000	New Zealand Dollar	2,364,003	04/16/10	48,611	-
(650,000)	New Zealand Dollar	(452,720)	04/16/10	-	(8,515)
(9,380,000)	New Zealand Dollar	(6,527,542)	04/16/10	-	(128,435)
(350,000)	New Zealand Dollar	(243,761)	04/16/10	-	(4,596)
3,650,000	Swedish Krona	512,216	04/16/10	-	(6,701)
30,000,000	Swedish Krona	4,211,958	04/16/10	-	(57,041)
52,800,000	Swedish Krona	7,414,191	04/16/10	-	(101,536)
600,000	Swedish Krona	83,008	04/16/10	90	-
(32,300,000)	Swedish Krona	(4,531,076)	04/16/10	57,615	-
(12,500,000)	Swedish Krona	(1,733,548)	04/16/10	2,332	-
(1,000,000)	Swedish Krona	(140,120)	04/16/10	1,622	-
(10,000,000)	Swedish Krona	(1,378,404)	04/16/10	-	(6,569)
(400,000)	Swedish Krona	(55,558)	04/16/10	160	-

Unrealized gain (loss) on forward currency contracts				$1,134,815	$(1,615,530)

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, refer to Note 2 – Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities	Other Financial Instruments**
Level 1 – Quoted Prices	$-	$-
Level 2 – Other Significant Observable Inputs	21,989,172	(480,715)
Level 3 – Significant Unobservable Inputs	-	-

Total Investments	$21,989,172	$(480,715)

** Other Financial Instruments include forward currency contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Level 2 inputs in the Investments in Securities column displayed in this table are U.S. Treasury Bills.

PORTFOLIO HOLDINGS

% of Net Assets

U.S. Treasury Bills	97.5%
Forward Currency Contracts	(2.1)%
Other Assets and Liabilities, Net	4.6%

Total	100.0%

See Notes to Financial Statements	16

STATEMENTS OF ASSETS AND LIABILITIES

MARCH 31, 2010

	Merk Hard Currency Fund	Merk Asian Currency Fund	Merk Absolute Return Currency Fund
ASSETS
Investments:
Total investments, at cost	$411,443,366	$73,463,913	$21,987,713
Net unrealized appreciation	10,773,992	1,932	1,459

Total investments, at value	422,217,358	73,465,845	21,989,172
Foreign currency (Cost $11,157,500, $0, and $0, respectively)	11,237,621	-	-
Cash	3,578,238	565,449	1,012,599
Unrealized gain on forward currency contracts	-	499,727	1,134,815
Deposits with brokers for margin on futures contracts	432,253	-	-
Receivables:
Fund shares sold	905,599	330,695	41,937
Interest and dividends	2,982,176	51	110
Variation margin	52,670	-	-

Total Assets	441,405,915	74,861,767	24,178,633

LIABILITIES
Unrealized loss on forward currency contracts	893	301,968	1,615,530
Payables:
Investment securities purchased	2,936,998	-	-
Fund shares redeemed	630,700	28,827	9,588
Accrued liabilities:
Investment adviser fees	339,188	39,490	3,024
Distribution fees	93,605	15,609	6,149
Other expenses	17,932	3,124	1,230

Total Liabilities	4,019,316	389,018	1,635,521

NET ASSETS	$437,386,599	$74,472,749	$22,543,112

COMPONENTS OF NET ASSETS
Paid-in capital	$422,666,856	$73,964,269	$22,965,242
Accumulated net investment income (loss)	(583,819)	308,789	57,126
Accumulated net realized gain (loss)	4,388,278	-	-
Unrealized appreciation (depreciation)	10,915,284	199,691	(479,256)

NET ASSETS	$437,386,599	$74,472,749	$22,543,112

SHARES OF BENEFICIAL INTEREST at $0.000 PAR VALUE (unlimited shares authorized)	37,232,162	7,733,858	2,307,668

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$11.75	$9.63	$9.77

See Notes to Financial Statements	17

STATEMENTS OF OPERATIONS

YEAR ENDED MARCH 31, 2010

	Merk Hard Currency Fund	Merk Asian Currency Fund	Merk Absolute Return Currency Fund*
INVESTMENT INCOME
Interest income	$4,792,961	$175,614	$18,462
Less: foreign taxes withheld	(252,670)	-	-

Total Investment Income	4,540,291	175,614	18,462

EXPENSES
Investment adviser fees	3,859,784	650,417	133,032
Interest expense	3,428	31	-
Distribution fees	964,943	162,604	33,258
Transfer agency fees	192,994	32,522	6,652

Total Expenses	5,021,149	845,574	172,942

NET INVESTMENT LOSS	(480,858)	(669,960)	(154,480)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	26,592,432	623	-
Futures	1,037,122	-	-
Foreign currency transactions	(1,791,023)	1,525,260	(282,968)

Net Realized Gain (Loss)	25,838,531	1,525,883	(282,968)

Net change in unrealized appreciation (depreciation) on:
Investments	14,119,950	(25,796)	1,459
Futures	126,530	-	-
Foreign currency translations	171,483	(10,653)	(480,715)

Net Change in Unrealized Appreciation (Depreciation)	14,417,963	(36,449)	(479,256)

NET REALIZED AND UNREALIZED GAIN (LOSS)	40,256,494	1,489,434	(762,224)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$39,775,636	$819,474	$(916,704)

*	Merk Absolute Return Currency Fund commenced operations on September 9, 2009.

See Notes to Financial Statements	18

STATEMENTS OF CHANGES IN NET ASSETS

	Merk Hard Currency Fund		Merk Asian Currency Fund		Merk Absolute Return Currency Fund
	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2010	Year Ended March 31, 2009	Period Ended March 31, 2010*
OPERATIONS
Net investment income (loss)	$(480,858)	$4,271,365	$(669,960)	$61,735	$(154,480)
Net realized gain (loss)	25,838,531	(40,687,181)	1,525,883	(2,554,075)	(282,968)
Net change in unrealized appreciation (depreciation) on investments	14,417,963	(19,191,842)	(36,449)	236,140	(479,256)

Increase (Decrease) in Net Assets Resulting from Operations	39,775,636	(55,607,658)	819,474	(2,256,200)	(916,704)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(5,203,694)	(3,114,602)	(326,098)	-	-
Net realized gain on investments	(2,592,556)	(2,061,302)	(2,183)	-	-

Total Distributions to Shareholders	(7,796,250)	(5,175,904)	(328,281)	-	-

CAPITAL SHARE TRANSACTIONS
Sale of shares	359,628,295	338,428,219	64,007,147	88,431,529	39,686,180
Reinvestment of distributions	7,392,466	4,929,480	316,832	-	-
Redemption of shares	(229,710,349)	(417,293,267)	(38,152,856)	(38,364,896)	(16,226,364)

Increase (Decrease) from Capital Share Transactions	137,310,412	(73,935,568)	26,171,123	50,066,633	23,459,816

Increase (Decrease) in Net Assets	169,289,798	(134,719,130)	26,662,316	47,810,433	22,543,112

NET ASSETS
Beginning of Period	268,096,801	402,815,931	47,810,433	-	-

End of Period (a)	$437,386,599	$268,096,801	$74,472,749	$47,810,433	$22,543,112

SHARE TRANSACTIONS
Sale of shares	30,478,240	29,690,090	6,643,825	8,993,964	3,960,845
Reinvestment of distributions	618,547	418,117	32,986	-	-
Redemption of shares	(19,586,832)	(37,500,503)	(3,960,871)	(3,976,046)	(1,653,177)

Increase (Decrease) from Capital Share Transactions	11,509,955	(7,392,296)	2,715,940	5,017,918	2,307,668

(a) Accumulated net investment income (loss)	$(583,819)	$(16,326,387)	$308,789	$(218,853)	$57,126

*	Merk Absolute Return Currency Fund commenced operations on September 9, 2009.

See Notes to Financial Statements	19

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008	Year Ended March 31, 2007	May 10, 2005 (a) through March 31, 2006
MERK HARD CURRENCY FUND

NET ASSET VALUE, Beginning of Period	$10.42	$12.16	$10.72	$9.95	$10.00

INVESTMENT OPERATIONS
Net investment income (loss) (b)	(0.01)	0.15	0.28	0.20	0.09
Net realized and unrealized gain (loss)	1.55	(1.71)	1.92	0.93	(0.13	) (c)

Total from Investment Operations	1.54	(1.56)	2.20	1.13	(0.04)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.14)	(0.10)	(0.73)	(0.36)	-
Net realized gain	(0.07)	(0.08)	(0.03)	- (d)	(0.01)

Total Distributions	(0.21)	(0.18)	(0.76)	(0.36)	(0.01)

NET ASSET VALUE, End of Period	$11.75	$10.42	$12.16	$10.72	$9.95

TOTAL RETURN	14.70%	(13.01)%	21.02%	11.45%	(0.40)%	(e)

RATIO/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$437,387	$268,097	$402,816	$75,449	$10,643
Ratios to Average Net Assets:
Net expenses	1.30%	1.31%	1.30%	1.30%	1.30%	(f)
Gross expenses (g)	1.30%	1.32%	1.31%	1.31%	1.31%	(f)
Net investment income (loss)	(0.12)%	1.36%	2.40%	1.93%	1.04%	(f)

PORTFOLIO TURNOVER RATE	15%	27%	51%	29%	0%	(e)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Per share amount does not reflect the actual net realized and unrealized gain/loss for the period due to the timing of Fund share sales and the amount of per share realized and unrealized gains and losses at such time.
(d)	Less than $0.01 per share.
(e)	Not annualized.
(f)	Annualized.
(g)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements	20

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	Year Ended March 31, 2010	April 1, 2008 (a) through March 31, 2009
MERK ASIAN CURRENCY FUND

NET ASSET VALUE, Beginning of Period	$9.53	$10.00

INVESTMENT OPERATIONS
Net investment income (loss) (b)	(0.10)	0.01
Net realized and unrealized gain (loss)	0.24	(0.48)

Total from Investment Operations	0.14	(0.47)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.04)	-
Net realized gain	- (c)	-

Decrease in Net Assets from Distributions	(0.04)	-

NET ASSET VALUE, End of Period	$9.63	$9.53

TOTAL RETURN	1.51%	(4.70)%	(d)

RATIO/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$74,473	$47,810
Ratios to Average Net Assets:
Net expenses	1.30%	1.30%	(e)
Gross expenses	1.30%	1.30%	(e)
Net investment income (loss)	(1.03)%	0.16%	(e)

PORTFOLIO TURNOVER RATE	0%	0%	(d)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements	21

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout the period.

	September 9, 2009 (a) through March 31, 2010
MERK ABSOLUTE RETURN CURRENCY FUND

NET ASSET VALUE, Beginning of Period	$10.00

INVESTMENT OPERATIONS
Net investment loss (b)	(0.06)
Net realized and unrealized loss	(0.17)

Total from Investment Operations	(0.23)

NET ASSET VALUE, End of Period	$9.77

TOTAL RETURN	(2.30)%	(c)

RATIO/SUPPLEMENTARY DATA
Net Assets at End of Period (000’s omitted)	$22,543
Ratios to Average Net Assets:
Net expenses	1.30%	(d)
Gross expenses	1.30%	(d)
Net investment loss	(1.16)%	(d)

PORTFOLIO TURNOVER RATE	0%	(c)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Not annualized.
(d)	Annualized.

See Notes to Financial Statements	22

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2010

NOTE 1.  Organization

The Merk Asian Currency Fund and Merk Absolute Return Currency Fund (individually, a “Fund” and, collectively the “Funds”) are diversified portfolios of Forum Funds (the “Trust”). The Merk Hard Currency Fund (individually included in the defined term, “Fund” and, collectively included in the defined term, “Funds”) is a non-diversified portfolio of the Trust. The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. As of March 31, 2010, the Trust had thirty-two investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. Each Fund offers Investor Shares. Merk Hard Currency Fund seeks to protect against the depreciation of the U.S. dollar relative to other currencies. Merk Asian Currency seeks to protect against the depreciation of the U.S. dollar relative to Asian currencies. Merk Absolute Return Currency Fund seeks to generate positive absolute returns by investing in securities and instruments that create exposure to currencies. Merk Hard Currency Fund commenced operations on May 10, 2005. Merk Asian Currency Fund commenced operations on April 1, 2008. Merk Absolute Return Currency Fund commenced operations on September 9, 2009.

NOTE 2.  Summary of Significant Accounting Policies

These financial statements are prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:

Security Valuation – Exchange-traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and asked prices provided by independent pricing services. Debt securities may be valued at prices supplied by a Fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Shares of open-end mutual funds are valued at net asset value (“NAV”). Futures contracts listed for trading on a securities exchange or board of trade shall be valued at the last quoted sales price or in the absence of a sale at the mean of the last bid and asked prices. Forward currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Short-term investments that mature in sixty days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

Each Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical assets

Level 2 – other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of March 31, 2010, for each Fund’s investments is included at the end of each Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on trade date. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium and discount is amortized and accreted in accordance with GAAP. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the

23

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2010

exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Each Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by each Fund entering into offsetting commitments. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Foreign Currency Transactions – Each Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. Each Fund may use forward currency contracts to facilitate transactions in foreign securities and to manage each Fund’s foreign currency exposure. These contracts are intrinsically valued daily based on forward rates, and each Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of net asset value. Due to the risk associated with these transactions, each Fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its net asset value.

The values of each individual forward currency contract outstanding as of March 31, 2010, are disclosed in each Fund’s notes to the Schedule of Investments.

The volume of open currency positions may vary on a daily basis as each Fund transacts currency contracts in order to achieve the exposure desired by the adviser. During the period ended March 31, 2010, the Merk Hard Currency Fund, Merk Asian Currency Fund and Merk Absolute Return Currency Fund entered into an aggregated total notional value of $156,971,920, $540,323,640 and $919,592,417, respectively, on forward currency contracts. Additionally, the Merk Hard Currency Fund entered into a total value of $181,601,371 on spot currency contracts for the year ended March 31, 2010.

Futures Contracts – Each Fund may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, each Fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded. Pursuant to the contract, each Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by each Fund as unrealized gains or losses. When the contract is closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and value at the time it was closed. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Notional amounts of each individual futures contract outstanding as of March 31, 2010, are disclosed in the notes to the Merk Hard Currency Fund’s Schedule of Investments. The volume of open positions may vary on a daily basis as the Fund transacts futures contracts in order to achieve the exposure desired by the adviser. The Fund entered into a total notional amount of $34,131,880 on futures contracts for the year ended March 31, 2010.

Derivatives Transactions – Each Fund’s use of derivatives during the period ended March 31, 2010, was limited to forward currency contracts and futures. Following is a summary of how the derivatives are treated in the financial statements and their impact on each Fund.

24

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2010

The location on the Statements of Assets and Liabilities of each Fund’s derivative positions by type of exposure, all of which are not accounted for as hedging instruments as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification, is as follows:

Fund Contract Type/ Primary Risk Exposure	Location on Statement of Assets and Liabilities	Asset Derivatives	Location on Statement of Assets and Liabilities	Liability Derivatives
Merk Hard Currency Fund

Commodity Contracts	Receivable-Variation Margin	$52,670	Payable-Variation Margin	$-

Forward Currency Contracts	Unrealized gain on forward currency contracts	$-	Unrealized loss on forward currency contracts	$(893)
Merk Asian Currency Fund

Forward Currency Contracts	Unrealized gain on forward currency contracts	$499,727	Unrealized loss on forward currency contracts	$(301,968)
Merk Absolute Return Currency Fund

Forward Currency Contracts	Unrealized gain on forward currency contracts	$1,134,815	Unrealized loss on forward currency contracts	$(1,615,530)

Realized and unrealized gains and losses on derivatives contracts entered into during the period ended March 31, 2010, by each Fund are recorded in the following locations in the Statement of Operations:

Fund Contract Type/ Primary Risk Exposure	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Merk Hard Currency Fund

Commodity Contracts	Net realized gain (loss) – Futures and Net change in unrealized appreciation (depreciation) – Futures	$1,037,122	$126,530

Forward Currency Contracts	Net realized gain (loss) – foreign currency transactions and Net change in unrealized appreciation (depreciation) – foreign currency translations	$(457,149)	$(893)
Merk Asian Currency Fund

Forward Currency Contracts	Net realized gain (loss) – foreign currency transactions and Net change in unrealized appreciation (depreciation) – foreign currency translations	$1,525,260	$(10,653)
Merk Absolute Return Currency Fund

Forward Currency Contracts	Net realized gain (loss) – foreign currency transactions and Net change in unrealized appreciation (depreciation) – foreign currency translations	$(225,232)	$(480,715)

Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws or if the securities are registered to the public. The sale or other disposition of these securities may involve additional expenses and

25

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2010

the prompt sale of these securities at an acceptable price may be difficult. Information regarding restricted securities held by each Fund is included in their respective Schedule of Investments, if applicable.

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid at least quarterly. Distributions to shareholders of net capital gains, if any, are declared and paid annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

Federal Taxes – Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of their taxable income to shareholders. In addition, by distributing in each calendar year substantially all their net investment income and capital gains, if any, the Funds will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

As of March 31, 2010, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Merk Hard Currency Fund’s Federal tax returns filed in the three-year period ended March 31, 2010, remain subject to examination by the Internal Revenue Service. The Merk Asian Currency Fund’s Federal tax return filed in the two-year period ended March 31, 2010, will be subject to examination by the Internal Revenue Service. The Merk Absolute Return Currency Fund’s Federal tax return filed for the period ended March 31, 2010, will be subject to examination by the Internal Revenue Service.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3.  Advisory Fees, Servicing Fees and Other Transactions

Investment Adviser – Merk Investments, LLC, (the “Adviser”) is the investment adviser to each Fund. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee from each Fund at an annual rate of 1.00% of each Fund’s average daily net assets.

Under the terms of the Investment Advisory Agreement, the Adviser provides investment advisory services to each Fund and is obligated to pay all expenses of each Fund except any expenses it is authorized to pay under Rule 12b-1, brokerage costs, commissions, borrowing costs, taxes, the transfer agent’s basis point fees, and extraordinary and non-recurring expenses.

Distribution – Foreside Fund Services, LLC serves as each Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser or with Atlantic Fund Administration, LLC (“Atlantic”) or their affiliates. The Funds have adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 of the Act. Under the Plan, the Funds pay the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the average daily net assets of each Fund for the marketing of fund shares and for services provided to shareholders.

Other Service Providers – Atlantic provides fund accounting, fund administration, and transfer agency services to each Fund. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.

For the period ended March 31, 2010, the Adviser paid compliance service fees of $21,662 for the Merk Hard Currency Fund, $7,851 for the Merk Asian Currency Fund, and $3,293 for the Merk Absolute Return Currency Fund, from fees collected under the Investment Advisory Agreement.

NOTE 4.  Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments for the year ended March 31, 2010, were $87,211,940 and $19,809,467, respectively for the Merk Hard Currency Fund.

The Merk Asian Currency Fund and Merk Absolute Return Currency Fund did not purchase or sell any investment securities (including maturities), other than short-term investments for the year ended March 31, 2010.

26

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2010

NOTE 5.  Federal Income Tax and Investment Transactions

Distributions during the fiscal years ended as noted were characterized for tax purposes as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Merk Hard Currency Fund
2010	$5,203,694	$2,592,556	$7,796,250
2009	3,114,602	2,061,302	5,175,904
Merk Asian Currency Fund
2010	328,281	-	328,281

As of March 31, 2010, distributable earnings (accumulated loss) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital and Other Losses	Unrealized Appreciation on Investments and Foreign Currency Translations	Total
Merk Hard Currency Fund	$2,919,222	$3,994,195	$(3,120,129)	$10,926,455	$14,719,743
Merk Asian Currency Fund	108,210	-	-	400,270	508,480
Merk Absolute Return Currency Fund	-	-	(423,589)	1,459	(422,130)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to deferral of post October losses, forward currency contracts, grantor trust adjustments, bond bifurcation and non-deductible offering costs.

For tax purposes, the current year post-October loss was $3,120,129 and $423,589 (realized during the period November 1, 2009, through March 31, 2010) for Merk Hard Currency Fund and Merk Absolute Return Currency Fund, respectively. These losses will be recognized for tax purposes on the first business day of each Fund’s next fiscal year, April 1, 2010.

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended March 31, 2010. The following reclassifications were the result of currency gain/loss reclassifications, grantor trust adjustments, redesignation of distributions, non-deductible offering costs and net operating losses and have no impact on the net assets of each Fund.

	Accumulated Net Investment Income	Undistributed Net Realized Gain (Loss)	Paid-in-Capital
Merk Hard Currency Fund	$21,427,120	$(21,427,120)	$-
Merk Asian Currency Fund	1,523,700	(1,523,700)	-
Merk Absolute Return Currency Fund	211,606	282,968	(494,574)

NOTE 6.  Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 clarifies existing disclosure and requires additional disclosures regarding fair value measurements. Effective for interim and annual reporting periods beginning after December 15, 2009, entities are required to disclose significant transfers into and out of Level 1 and 2 measurements in the fair value hierarchy and the reasons for those transfers. Effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis, rather than as a net number as currently required. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

NOTE 7.  Subsequent Events

Effective April 1, 2010, Institutional Shares of each Fund are available for investment.

Subsequent events occurring after the date of this report have been evaluated for potential impact and Management has determined that, except as set forth above, there are no material subsequent events requiring financial statement disclosure.

27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds and the Shareholders of Merk Hard Currency Fund, Merk Asian Currency Fund and Merk Absolute Return Currency Fund

We have audited the accompanying statements of assets and liabilities of Merk Hard Currency Fund, Merk Asian Currency Fund and Merk Absolute Return Currency Fund, each a series of shares of beneficial interest in the Forum Funds, including the schedules of investments, as of March 31, 2010, and the related statements of operations for the year then ended and for the period September 9, 2009 through March 31, 2010 (Commencement of Operations for Merk Absolute Return Currency Fund), and changes in net assets and the financial highlights for each of the years or period in the two year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for Merk Hard Currency Fund for each of the years in the two-year period ended March 31, 2008, and for the period from May 10, 2005 (commencement of operations) through March 31, 2006 were audited by other auditors whose report dated May 28, 2008, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2010 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merk Hard Currency Fund, Merk Asian Currency Fund and Merk Absolute Return Currency Fund as of March 31, 2010, and the results of their operations for the year or period then ended, and the changes in their net assets and their financial highlights for each of the years or period in the two year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

May 25, 2010

28

ADDITIONAL INFORMATION (UNAUDITED)

MARCH 31, 2010

Proxy Voting Information

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (866) 637-5386 and on the SEC’s website at www.sec.gov. Each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (866) 637-5386 and on the SEC’s website at www.sec.gov. For the year ended March 31, 2010, the Funds did not own any securities for which a shareholder meeting was called and voted on.

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shareholder Expense Example

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2009, through March 31, 2010.

Actual Expenses – The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line under each Fund of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During Period*	Annualized Expense Ratio*
Merk Hard Currency Fund
Actual	$1,000.00	$996.81	$6.47	1.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.54	1.30%
Merk Asian Currency Fund
Actual	$1,000.00	$1,000.43	$6.48	1.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.54	1.30%
Merk Absolute Return Currency Fund
Actual	$1,000.00	$970.21	$6.39	1.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.54	1.30%

*	Expenses are equal to each Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by 365 to reflect the half-year period.

29

ADDITIONAL INFORMATION (UNAUDITED)

MARCH 31, 2010

Federal Tax Status of Dividends Declared during the Tax Year

For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Merk Hard Currency Fund designates 0.06% as qualified interest income exempt from U.S. tax for foreign shareholders (QII). The Merk Asian Currency Fund designates 18.25% as QII and 100.00% as short-term capital gain dividends exempt from U.S. tax for foreign shareholders (QSD).

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for the shareholders. The following table provides information about each Board member and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101, unless otherwise indicated. Each Trustee oversees thirty-two portfolios in the Trust. Mr. Keffer is considered an Interested Trustee due to his affiliation with Atlantic. Mr. Keffer is also an Interested Director of Wintergreen Fund, Inc. Each Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (866) 637-5386.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 1989 (Chairman since 2004)	Retired since 2003.
Costas Azariadis Born: 1943	Trustee; Chairman, Valuation Committee	Since 1989	Professor of Economics, Washington University since 2006; Professor of Economics, University of California-Los Angeles 1992 – 2006.
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.
Interested Trustee
John Y. Keffer[1] Born: 1942	Trustee; Vice Chairman	Since 1989	Chairman, Atlantic since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.

1	Since 1997, John Y. Keffer has been president and owner of Forum Trust, LLC. Prior to January 1, 2010, Atlantic was a wholly owned subsidiary of Forum Trust, LLC. Effective January 1, 2010, Atlantic became a wholly owned subsidiary of Forum Holdings Corp., a Delaware corporation that is wholly owned by Mr. Keffer.

30

ADDITIONAL INFORMATION (UNAUDITED)

MARCH 31, 2010

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since 2008	President, Atlantic since 2008; Director, Consulting Services, Foreside Fund Services 2007; Elder Care, 2005 – 2006.
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Manager, Atlantic since 2008; Section Manager/Vice President, Enterprise Support Services, Citigroup 2003 – 2008.
David Faherty Born: 1970	Vice President	Since 2009	Senior Counsel, Atlantic since 2009; Vice President, Citi Fund Services Ohio, Inc. 2007 – 2009.; Associate Counsel, Investors Bank & Trust Co. 2006 – 2007; FDIC 2005.
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Manager, Atlantic since 2008; Vice President, Citigroup 2003 – 2008.
Joshua LaPan Born: 1973	Vice President	Since 2009	Manager, Atlantic since 2008; Vice President, Citigroup 2003 – 2008.
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008; Vice President, Citigroup 2005 – 2008.
Lina Bhatnagar Born: 1971	Secretary	Since 2008	Senior Administration Specialist, Atlantic since 2008; Regulatory Administration Specialist, Citigroup 2006 – 2008.

31

HARD CURRENCY FUND

ASIAN CURRENCY FUND

ABSOLUTE RETURN CURRENCY FUND

P.O. BOX 588

PORTLAND, ME 04112

208-ANR-0310

FOR MORE INFORMATION

INVESTMENT ADVISER

Merk Investments, LLC

555 Bryant Street #455

Palo Alto, CA 94301

www.merkfunds.com

TRANSFER AGENT

Atlantic Fund Administration, LLC

P.O. Box 588

Portland, ME 04112

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

www.foreside.com

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding each Fund’s risks, objectives, fees and expenses, experience of its management and other information.

ANNUAL REPORT

MARCH 31, 2010

PAYSON TOTAL RETURN FUND

TABLE OF CONTENTS

MARCH 31, 2010

IMPORTANT INFORMATION

The recent growth rate in the global equity markets has helped to produce short-term returns for some sectors/asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, Payson Total Return Fund (the “Fund”) performance may be subject to substantial short-term changes.

The views in this report are those of the Fund’s investment adviser, H.M. Payson & Co. as of March 31, 2010, and may not reflect their views on the date this report is first published or anytime thereafter. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. Holdings and allocations are subject to risks and to change. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

An investment in the Fund is subject to risk, including the possible loss of principal. Other Fund risks include interest rate risk, credit risks and liquidity risk. In addition, the Fund invests in midcap companies which pose greater risks than those associated with larger, more established companies. There is no assurance that the Fund will achieve its investment objective.

The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. One cannot invest directly in an index.

A MESSAGE TO OUR SHAREHOLDERS

March 31, 2010

Dear Payson Total Return Fund Shareholder:

The year ending March 31, 2010 saw one of the largest rallies ever in U.S. equity markets, as the S&P 500 Index produced a total return of 49.77%. The rally in equities extended to the mid and small capitalized companies in the U.S., and to the equity markets of most countries across the globe. The spreads between riskier fixed income instruments and U.S. treasuries collapsed, prompting a strong rally in the prices of most fixed income asset classes except U.S. treasuries, which had modest declines in value for the fiscal year.

For the fiscal year, we are pleased to report that the Payson Total Return Fund produced a total return of 65.44%, outperfoming the S&P 500 Index by 15.67%. While the absolute returns from equities during the first decade of the 21st century were modest, we are also pleased to report that the Fund has outperformed the S&P 500 Index for the trailing one, three, five, and ten year periods ending March 31, 2010. One dollar invested in the Fund on March 31, 2000 would have been worth $1.34 on March 31, 2010, while the same investment for the same time frame in the S&P 500 Index would have been worth $0.94.

For a longer-term perspective, the Fund’s one-year, five-year and ten-year average annual total returns for the period ended March 31, 2010, were 65.44%, 2.47% and 2.96%, respectively. Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual gross operating expense ratio is 1.78%. For the most recent month end performance, please call (800)805-8258. Total returns include reinvestment of dividends and capital gains. For the period reported, some of the Fund’s fees were waived or expenses reimbursed, otherwise total return would have been lower.

A year ago in the 2009 Annual Report of the Payson Total Return Fund, we cautioned clients against shifting away from risky assets and that “while fear is great and the current situation is indeed serious, comparisons to the Great Depression were grossly premature if not absurd”. While fear was rampant following the two year collapse in equity prices that culminated in March of 2009, we positioned the Fund more aggressively. Positions in high yield bonds and in emerging market equity were established. We reduced our exposure to health care and consumer staples, and increased exposure to more economically sensitive sectors including consumer discretionary, basic materials, and industrials. Our more aggressive stance led to the Fund’s outperformance during the recently completed fiscal year.

The dramatic appreciation in the stock and bond markets reduces our expectations for future returns, and indeed, leaves them both overvalued in our opinion — especially the bond market. Today, stock and bond prices are discounting a strong and sustained earnings recovery against a backdrop of recovering but still very shaky economic conditions, we think it is time to err on the side of caution in the Fund’s portfolio.

Last year the stocks of companies that were more exposed to the economic cycle did far better than their stronger brethren since they were rebounding off lower lows. We believe these stocks for the most part have come too far too fast, and have shifted the Fund portfolio away from such stocks to those of companies

1

that historically generate high levels of free cash flow and compelling balance sheet strength. Such companies appear poised to weather even the toughest economic environment. Now is not the time to reach for return and definitely not the time to chase yields. It is a time to reduce risk and be prepared to accept much lower returns until opportunities improve. If the markets perform better than we now expect and our defensive portfolio stance turns out to be too conservative, we are confident the returns we might miss will cost our shareholders less sleep than the losses we may otherwise avoid if our outlook turns out to be correct.

As always, we thank you for your continued confidence in H.M. Payson & Co.

2

PAYSON TOTAL RETURN FUND

PERFORMANCE CHART AND ANALYSIS

MARCH 31, 2010

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Payson Total Return Fund (the “Fund”) compared with the performance of the Standard and Poor’s 500 Index (“S&P 500”), over the past 10 fiscal years. The S&P 500 is a market-value weighted index representing the performance of 500 widely held, publicly traded stocks. The total return of the S&P 500 includes reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the S&P 500 does not include expenses. The Fund is professionally managed while the S&P 500 is unmanaged and is not available for investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance please call (800) 805-8258. As stated in the Fund’s prospectus, the annual operating expense ratio (gross) is 1.78%. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

Comparison of Change in Value of a $10,000 Investment

PAYSON TOTAL RETURN FUND

vs. S&P 500 INDEX

Average Annual Total Return on 03/31/10	Fund	S&P 500
One Year:	65.44%	49.77%
Five Year:	2.47%	1.92%
Ten Year:	2.96%	(0.65)%

Investment Value on 03/31/10
Payson Total Return Fund:	$13,387
S&P 500 Index:	$9,365

3

PAYSON TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

Shares	Security Description	Value

Common Stock — 96.5%
Consumer Discretionary — 11.0%
10,500	Aeropostale, Inc.(a)	$302,715
18,044	Best Buy Co., Inc.	767,592
28,925	Hasbro, Inc.	1,107,249
19,500	Polaris Industries, Inc.	997,620
22,300	TJX Cos., Inc.	948,196

		4,123,372

Consumer Staples — 13.4%
12,500	Diageo PLC, ADR	843,125
37,150	Kraft Foods, Inc.	1,123,416
14,850	The Procter & Gamble Co.	939,559
31,780	Walgreen Co.	1,178,720
17,245	Wal-Mart Stores, Inc.	958,822

		5,043,642

Energy — 15.0%
16,000	BP PLC, ADR	913,120
18,896	ConocoPhillips	966,908
27,000	Exxon Mobil Corp.	1,808,460
23,370	Noble Corp.	977,333
22,480	Unit Corp.(a)	950,454

		5,616,275

Financial — 13.1%
21,050	Aflac, Inc.	1,142,805
67,386	Annaly Capital Management, Inc., REIT	1,157,691
53,000	Bank of America Corp.	946,050
26,300	HCC Insurance Holdings, Inc.	725,880
12,100	JPMorgan Chase & Co.	541,475
9,300	State Street Corp.	419,802

		4,933,703

Health Care — 14.4%
12,580	Becton Dickinson and Co.	990,423
16,855	Johnson & Johnson	1,098,946

Shares	Security Description	Value

Health Care — (Continued)
9,500	Laboratory Corp. of America Holdings(a)	$719,245
18,585	Medtronic, Inc.	836,883
53,500	Pfizer, Inc.	917,525
36,300	Pharmaceutical Product Development, Inc.	862,125

		5,425,147

Industrials — 12.0%
33,000	ABB, Ltd., ADR	720,720
23,800	FLIR Systems, Inc.(a)	671,160
15,545	General Dynamics Corp.	1,200,074
18,700	ITT Corp.	1,002,507
12,500	United Technologies Corp.	920,125

		4,514,586

Materials — 3.2%
14,472	Freeport-McMoRan Copper & Gold, Inc.	1,208,991

Technology — 14.4%
1,100	Google, Inc., Class A(a)	623,711
23,930	Harris Corp.	1,136,436
17,900	Hewlett-Packard Co.	951,385
6,100	IBM	782,325
27,265	Microsoft Corp.	798,047
59,800	Tyler Technologies, Inc.(a)	1,121,848

		5,413,752

Total Common Stock (cost $29,430,758)		36,279,468

Principal		Rate	Maturity
Mortgage-Backed Securities — 0.0%
$443	GNMA Pool #394795 (cost $444)	7.50%	10/15/10	453

See Notes to Financial Statements.

4

PAYSON TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2010

Shares	Security Description	Value

Investment Companies — 3.2%
20,000	iShares S&P 500 Growth Index Fund (cost $1,190,808)	$1,198,400

Total Investments — 99.7% (cost $30,622,010)*		$37,478,321
Other Assets and Liabilities, Net — 0.3%		129,615

NET ASSETS — 100.0%		$37,607,936

ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

(a)	Non-income producing security.
*	Cost for Federal income tax purposes is $30,622,010, and net unrealized appreciation consists of:

Gross Unrealized Appreciation	$6,961,615
Gross Unrealized Depreciation	(105,304)

Net Unrealized Appreciation	$6,856,311

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2010:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, refer to Note 2 — Security Valuation section in the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$4,123,372	$—	$—	$4,123,372
Consumer Staples	5,043,642	—	—	5,043,642
Energy	5,616,275	—	—	5,616,275
Financial	4,933,703	—	—	4,933,703
Health Care	5,425,147	—	—	5,425,147
Industrials	4,514,586	—	—	4,514,586
Materials	1,208,991	—	—	1,208,991
Technology	5,413,752	—	—	5,413,752
Mortgage-Backed Securities	—	453	—	453
Investment Companies	1,198,400	—	—	1,198,400

TOTAL	$37,477,868	$453	$—	$37,478,321

PORTFOLIO HOLDINGS
% of Total Investments

Consumer Discretionary	11.0%
Consumer Staples	13.5%
Energy	15.0%
Financial	13.2%
Health Care	14.5%
Industrials	12.0%
Materials	3.2%
Technology	14.4%
Mortgage-Backed Securities	0.0%
Investment Companies	3.2%

100.0%

See Notes to Financial Statements.

5

PAYSON TOTAL RETURN FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2010

ASSETS
Total investments, at value (Cost $30,622,010)	$37,478,321
Cash	509,483
Receivables:
Interest and dividends	81,226
Prepaid expenses	4,633

Total Assets	38,073,663

LIABILITIES
Payables:
Distributions	106,675
Portfolio securities purchased	296,204
Accrued Liabilities:
Investment adviser fees	18,715
Compliance services fees	2,216
Fund service fees	13,470
Trustees’ fees and expenses	22
Other expenses	28,425

Total Liabilities	465,727

NET ASSETS	$37,607,936

COMPONENTS OF NET ASSETS
Paid-in capital	$32,959,220
Accumulated distributions in excess of net investment income	(32)
Accumulated net realized loss on investments	(2,207,563)
Unrealized appreciation on investments	6,856,311

NET ASSETS	$37,607,936

SHARES OF BENEFICAL INTEREST AT $0.00 PAR VALUE (unlimited shares authorized)	3,014,472

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE	$12.48

See Notes to Financial Statements.

6

PAYSON TOTAL RETURN FUND

STATEMENT OF OPERATIONS

YEAR ENDED MARCH 31, 2010

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $2,245)	$676,704
Interest income	893

Total Investment Income	677,597

EXPENSES
Investment advisory fees	168,167
Fund service fees	156,522
Custody fees	8,011
Registration fees	10,110
Professional fees	50,734
Trustees’ fees and expenses	865
Compliance services fees	30,815
Reporting fees	16,595
Miscellaneous expenses	9,582

Total Expenses	451,401
Less fees waived	(5,356)

Net Expenses	446,045

NET INVESTMENT INCOME	231,552

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	4,150,660
Net change in unrealized appreciation on investments	7,937,846

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	12,088,506

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,320,058

See Notes to Financial Statements.

7

PAYSON TOTAL RETURN FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2010	Year Ended March 31, 2009
OPERATIONS:
Net investment income	$231,552	$211,563
Net realized gain (loss) on investments	4,150,660	(4,928,874)
Net change in unrealized appreciation (depreciation) on investments	7,937,846	(5,424,017)

Increase (Decrease) in Net Assets Resulting from Operations	12,320,058	(10,141,328)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(217,865)	(204,369)
Net realized gain on investments	—	(157,685)

Total Distributions to Shareholders	(217,865)	(362,054)

CAPITAL SHARE TRANSACTIONS
Sale of shares	12,021,589	1,136,706
Reinvestment of distributions	85,298	195,883
Redemption of shares	(2,612,598)	(2,394,465)

Increase (Decrease) from Capital Share Transactions	9,494,289	(1,061,876)

Increase (Decrease) in Net Assets	21,596,482	(11,565,258)
NET ASSETS:
Beginning of year	16,011,454	27,576,712

End of year(a)	$37,607,936	$16,011,454

SHARE TRANSACTIONS
Sale of shares	1,140,764	107,509
Reinvestment of distributions	7,056	21,484
Redemption of shares	(243,050)	(229,808)

	904,770	(100,815)

(a) Amount includes accumulated distributions in excess of net investment income	$(32)	$(13,719)

See Notes to Financial Statements.

8

PAYSON TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected per share data and ratios for a share outstanding throughout each year.

	Years Ended March 31,
	2010	2009	2008	2007	2006
NET ASSET VALUE, Beginning of Year	$7.59	$12.48	$13.57	$12.88	$12.04

INVESTMENT OPERATIONS
Net investment income(a)	0.09	0.10	0.11	0.07	0.08
Net realized and unrealized gain (loss) on investments	4.87	(4.82)	(0.76)	0.96	0.82

Total from Investment Operations	4.96	(4.72)	(0.65)	1.03	0.90

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.07)	(0.10)	(0.12)	(0.06)	(0.06)
Net realized investment gains	—	(0.07)	(0.32)	(0.28)	—

Total Distributions to Shareholders	(0.07)	(0.17)	(0.44)	(0.34)	(0.06)

NET ASSET VALUE, End of Year	$12.48	$7.59	$12.48	$13.57	$12.88

TOTAL RETURN	65.44%	(38.05)%	(5.06)%	7.98%	7.51%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000’s omitted)	$37,608	$16,011	$27,577	$30,376	$18,800
Ratios to Average Net Assets:
Net investment income	0.83%	0.94%	0.80%	0.54%	0.66%
Net expenses	1.59%	1.77%	1.46%	1.36%	1.37%
Gross expenses(b)	1.61%	1.78%	1.46%	1.85%	1.89%
PORTFOLIO TURNOVER RATE	79%	109%	57%	46%	85%

(a)	Calculated based upon average shares outstanding during the year.
(b)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

9

PAYSON TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2010

Note 1. Organization

The Payson Total Return Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940 (the “Act”), as amended. As of March 31, 2010, the Trust had thirty-two investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. The Fund commenced operations on November 25, 1991. The Fund seeks a combination of high current income and capital appreciation.

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation–Exchange-traded securities and over-the-counter securities are valued using the last quoted sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price provided by independent pricing services. Non-exchange traded securities for which quotations are available are valued using the last quoted sales price, or in the absence of a sale at the mean of the last bid and asked prices provided by independent pricing services. Shares of open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are insufficient or not readily available or (2) the adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

The Fund has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1–quoted prices in active markets for identical assets

Level 2–other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3–significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The aggregate value by input level, as of March 31, 2010, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.

10

PAYSON TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2010

Security Transactions, Investment Income and Realized Gain and Loss–Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium and discount is amortized and accreted in accordance with GAAP. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes.

Distributions to Shareholders–Distributions to shareholders of net investment income, if any, are declared and paid at least quarterly. Distributions to shareholders of net capital gains, if any, are declared and paid annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes–The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

As of March 31, 2010, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s Federal tax returns filed in the three-year period ended March 31, 2010, remain subject to examination by the Internal Revenue Service.

Income and Expense Allocation–The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Commitments and Contingencies–In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 3. Advisory Fees, Servicing Fees and Other Transactions

Investment Adviser–H.M. Payson & Co., (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 0.60% of the Fund’s average daily net assets.

Distribution–Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor receives no compensation from the Fund for its distribution services. The Distributor is not affiliated with the Adviser or with Atlantic Fund Administration, LLC (“Atlantic”) or their affiliates.

11

PAYSON TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2010

Other Service Providers–Atlantic provides fund accounting, fund administration, and transfer agency services to the Fund. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer, and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers–The Trust pays each independent Trustee an annual retainer fee of $40,000 for service to the Trust ($60,000 for the Chairman). In addition, the Chairman receives a monthly stipend of $500 to cover certain expenses incurred in connection with his duties to the Trust. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 4. Fees Waived

During the year, certain fund service providers have voluntarily agreed to waive a portion of their fees. These voluntary waivers may be reduced or eliminated at any time. For the year ended March 31, 2010, fees waived were $5,356.

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments for the year ended March 31, 2010, were $31,024,628 and $21,521,036, respectively.

Note 6. Federal Income Tax and Investment Transactions

Distributions during the fiscal years ended as noted were characterized for tax purposes as follows:

	2010	2009
Ordinary Income	$131,653	$183,915
Long-Term Capital Gain	—	157,676

Total	$131,653	$341,591

12

PAYSON TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2010

As of March 31, 2010, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	$106,643
Capital and Other Losses	(2,207,563)
Unrealized Appreciation	6,856,311
Other Temporary Differences	(106,675)

Total	$4,648,716

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to distributions payable that are deductible when paid for tax purposes.

As of March 31, 2010, the Fund had capital loss carryforwards to offset future capital gains of $2,207,563, expiring in 2017.

Note 7. Recent Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 clarifies existing disclosure and requires additional disclosures regarding fair value measurements. Effective for interim and annual reporting periods beginning after December 15, 2009, entities are required to disclose significant transfers into and out of Level 1 and 2 measurements in the fair value hierarchy and the reasons for those transfers. Effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis, rather than as a net number as currently required. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

Note 8. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact and the Fund has had no such events.

13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds

and the Shareholders of Payson Total Return Fund

We have audited the accompanying statement of assets and liabilities of Payson Total Return Fund, a series of shares of beneficial interest in the Forum Funds, including the schedule of investments, as of March 31, 2010, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three year period ended March 31, 2008 were audited by other auditors whose report dated May 28, 2008, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2010 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Payson Total Return Fund as of March 31, 2010, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the years in the two year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

May 25, 2010

14

PAYSON TOTAL RETURN FUND

ADDITIONAL INFORMATION (unaudited)

MARCH 31, 2010

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (800) 805-8258 and on the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 805-8258 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2009, through March 31, 2010.

Actual Expenses–The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes–The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

15

PAYSON TOTAL RETURN FUND

ADDITIONAL INFORMATION (unaudited)

MARCH 31, 2010

Please note that expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During Period*	Annualized Expense Ratio*
Actual	$1,000.00	$1,146.01	$7.49	1.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$7.04	1.40%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal year divided by 365 to reflect the half-year period.

Federal Tax Status of Dividends Declared during the Tax Year

For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Fund designates 100.00% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 100.00% for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code. The Fund also designates 0.46% as qualified interest income exempt from U.S. tax for foreign shareholders (QII).

Trustees and Officers of the Trust

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for the shareholders. The following table provides information about each Board member and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101, unless otherwise indicated. Each Trustee oversees thirty-two portfolios in the Trust. Mr. Keffer is considered an Interested Trustee due to his affiliation with Atlantic. Mr. Keffer is also an Interested Director of Wintergreen Fund, Inc. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (800) 805-8258.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Independent Trustees
J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 1989 (Chairman since 2004)	Retired since 2003.

16

PAYSON TOTAL RETURN FUND

ADDITIONAL INFORMATION (unaudited)

MARCH 31, 2010

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Costas Azariadis Born: 1943	Trustee; Chairman, Valuation Committee	Since 1989	Professor of Economics, Washington University since 2006; Professor of Economics, University of California-Los Angeles 1992–2006.
James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.
Interested Trustee
John Y. Keffer[1] Born: 1942	Trustee; Vice Chairman	Since 1989	Chairman, Atlantic since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.
[1]

Since 1997, John Y. Keffer has been president and owner of Forum Trust, LLC. Prior to January 1, 2010, Atlantic was a wholly owned subsidiary of Forum Trust, LLC. Effective January 1, 2010, Atlantic became a wholly owned subsidiary of Forum Holdings Corp., a Delaware corporation that is wholly owned by Mr. Keffer.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since 2008	President, Atlantic since 2008; Director, Consulting Services, Foreside Fund Services 2007; Elder Care, 2005–2006.
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2008	Senior Manager, Atlantic since 2008; Section Manager/Vice President, Enterprise Support Services, Citigroup 2003–2008.
David Faherty Born: 1970	Vice President	Since 2009	Senior Counsel, Atlantic since 2009; Vice President, Citi Fund Services Ohio, Inc. 2007–2009.; Associate Counsel, Investors Bank & Trust Co. 2006–2007; FDIC 2005.
Michael J. McKeen Born: 1971	Vice President	Since 2009	Senior Manager, Atlantic since 2008; Vice President, Citigroup 2003–2008.
Joshua LaPan Born: 1973	Vice President	Since 2009	Manager, Atlantic since 2008; Vice President, Citigroup 2003–2008.
Timothy Bowden Born: 1969	Vice President	Since 2009	Manager, Atlantic since 2008; Vice President, Citigroup 2005–2008.
Lina Bhatnagar Born: 1971	Secretary	Since 2008	Senior Administration Specialist, Atlantic since 2008; Regulatory Administration Specialist, Citigroup 2006–2008.

17

FOR MORE INFORMATION

TRANSFER AGENT

Atlantic Fund Administration, LLC

P.O. Box 588

Portland, ME 04112

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

www.foreside.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

230-ANR-0310

PAYSON TOTAL RETURN FUND

P.O. BOX 588

PORTLAND, ME 04112

800-805-8258

www.hmpayson.com

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, Forum Funds (the “Registrant”) has adopted a code of ethics, which applies to its Principal Executive Officer and Principal Financial Officer.

(c)	There have been no amendments to the Registrant’s code of ethics that apply to its Principal Executive Officer and Principal Financial Officer.

(d)	There have been no waivers to the Registrant’s code of ethics that apply to its Principal Executive Officer and Principal Financial Officer.

(e)	Not applicable.

(f) (1)	A copy of the Code of Ethics is being filed under Item 12(a) hereto.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that no member of the Audit Committee is an “audit committee financial expert” as that term is defined under applicable regulatory guidelines.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant for the audit of the Registrant’s annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $140,000 in 2009 and $168,000 in 2010.

(b) Audit-Related Fees - The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2009 and $0 in 2010.

(c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $22,000 in 2009 and $28,000 in 2010. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees - The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2009 and $0 in 2010.

(e) (1) The Audit Committee reviews and approves in advance all audit and “permissible non-audit services” (as that term is defined by the rules and regulations of the Securities and Exchange Commission) to be rendered to a series of the Registrant (each, a “Series”). In addition, the Audit Committee reviews and approves in advance all “permissible non-audit services” to be provided to an investment adviser (not including any sub-adviser) of a Series, or an affiliate of such investment adviser, that is controlling, controlled by or under common control with the investment adviser and provides on-going services to the Registrant (“Affiliate”), by the Series’ principal accountant if the engagement relates directly to the operations and financial reporting of the Series. The Audit Committee considers whether fees paid by a Series’ investment adviser or an Affiliate to the Series’ principal accountant for audit and permissible non-audit services are consistent with the principal accountant’s independence.

(e) (2) 0%

(f) Not applicable

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $0 in 2009 and $0 in 2010. There were no fees billed in either of the Reporting Periods for non-audit services rendered by the principal accountant to the Registrant’s investment adviser or any Affiliate.

(h) If the Registrant’s principal accountant provided non-audit services to the Registrant’s adviser or any Affiliate, and the services were not pre-approved as described in paragraph (e)(1) of this Item, the Audit Committee would consider whether the provision of such services was compatible with maintaining the independence of the Registrant’s principal accountant.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	Included as part of report to shareholders under Item 1.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Forum Funds

By	/S/ STACEY E. HONG
Stacey E. Hong, Principal Executive Officer

Date	5/28/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/S/ STACEY E. HONG
Stacey E. Hong, Principal Executive Officer

Date	5/28/10

By	/S/ KAREN SHAW
Karen Shaw, Principal Financial Officer

Date	5/28/10